UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant §240.14a-12

LANDMARK APARTMENT TRUST OF AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4901 Dickens Rd., Ste. 101

Richmond, Virginia 23230

(804) 237-1335 main

(804) 237-1345 fax

www.latareit.com

April 26, 2013

Dear Stockholder:

On behalf of our Board of Directors, I cordially invite you to attend the 2013 Annual Meeting of Stockholders of Landmark Apartment Trust of America, Inc. to be held on June 5, 2013 at 10:00 a.m. local time, at our offices at 4901 Dickens Road, Suite 101, Richmond, Virginia 23230. We look forward to your attendance.

The accompanying proxy statement, proxy card and notice describe the formal business to be acted upon by our stockholders at the 2013 Annual Meeting of Stockholders or at any postponement or adjournment thereof.

At the Annual Meeting of Stockholders, you are being asked to consider and vote on the following proposals:

•

The Charter Amendment Proposal: The approval of an amendment and restatement of our charter (as subsequently amended to date, the “Articles”) in order to modify certain provisions (the “Charter Amendment Proposal”) to reflect that we have become a self-advised and self-administered company and to better position us for a potential future listing of our common stock, if any, on a U.S. or a foreign securities exchange (the “Listing”). There can be no assurance that we will determine to list our common stock or, if we make such a determination, that we will successfully list our common stock. If approved by our stockholders, this proposal may be implemented regardless of whether a Listing has occurred.

•

Advisory Vote for the Pursuit of a Potential Listing on a Foreign Securities Exchange: At the meeting, stockholders will vote to approve, on a non-binding advisory basis, our pursuit of a potential Listing on a foreign securities exchange, such as a Canadian stock exchange, as a possible alternative to a Listing on a U.S. national securities exchange.

•

Election of Directors: To elect nine directors, each to hold office for a one-year term expiring at the 2014 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies.

•

Other Proposals: Any other business as may properly come before the meeting, such as any proposal to adjourn the meeting with respect to proposals for which insufficient votes to approve were cast and, with respect to such proposals, to permit further solicitation of additional proxies by our Board of Directors.

During the period from our inception until August 3, 2012, our day-to-day operations were managed by an external advisor under the supervision of our Board of Directors. From February 2011 until August 3, 2012, we were externally advised by ROC REIT Advisors, LLC (the “Former Advisor”) pursuant to the terms and conditions of an advisory agreement. On August 3, 2012, we and our operating partnership entered into a series of transactions (collectively, the “Recapitalization Transaction”), in connection with which the advisory agreement with our Former Advisor was terminated and we became a self-administered and self-managed company. Accordingly, the provisions in our Articles relating to the Former Advisor, its affiliates and to transactions and relations between us and the Former Advisor and its affiliates are no longer applicable to our situation.

Additionally, our Board of Directors has been considering the benefits of a potential Listing, including, among other things, creating significantly greater liquidity for our stockholders, increasing our stockholders’

autonomy in connection with the management of their cash and tax positions, allowing us greater access to capital markets to fund our future growth, and enabling us to pursue certain growth strategies. Since our inception, our common stock has not been listed or traded on any securities exchange, such as the NYSE or the NASDAQ, or in the over-the-counter market. Our current Articles require that, if by 2013, the shares of our common stock are not listed for trading on a national securities exchange, then our Board of Directors must either (a) adopt a resolution that sets forth a proposed amendment to our charter extending or eliminating this deadline, declare that such amendment to the Articles is advisable and direct the proposed amendment be submitted for consideration to our stockholders or (b) adopt a resolution that declares a proposed liquidation and dissolution is advisable and direct the proposed liquidation be submitted for consideration to the stockholders. On January 31, 2013, our Board of Directors adopted a resolution recommending the elimination of this deadline, which will be implemented if the Charter Amendment Proposal is approved.

Based on these factors, we intend to consider a Listing if and when market conditions and other circumstances make it desirable or it is otherwise in the best interests of our stockholders to do so. We believe the Recapitalization Transaction better positions us for a future Listing, partially based on the substantial number of properties we acquired in connection therewith as well as our belief that there is a perception in the marketplace that an internalized structure, such as ours, among other things, achieves a better alignment of interests between management and the stockholders and eliminates certain conflicts of interest associated with having an external advisor. No assurance can be given, however, that if a determination is made to List, we will be able to successfully implement a Listing or that market conditions existing in the future will make it desirable for us to do so.

The accompanying proxy statement contains a more complete description of the Charter Amendment Proposal, the proposal for an advisory vote regarding our potential pursuit of a Listing on a foreign securities exchange, such as a Canadian stock exchange, and the directors nominated to our Board of Directors. A copy of the full text of the amendments to the Articles is set forth in our proposed Articles of Amendment and Restatement which are attached hereto as Appendix A-1. The changes being proposed to our Articles as part of the Charter Amendment Proposal are coded in the manner set forth on the marked version of our existing Articles attached hereto as Appendix A-2. We urge you to carefully review the accompanying proxy statement and appendices, which discuss the proposals in more detail.

Our Board of Directors recommends that you vote “FOR” the Charter Amendment Proposal, “FOR” the proposal enabling us to pursue a potential Listing on a foreign securities exchange, such as a Canadian stock exchange, and “FOR ALL NOMINEES” for director.

Your vote is very important. Regardless of the number of shares of our common stock you own, it is very important that your shares be represented at the 2013 Annual Meeting of Stockholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2013 ANNUAL MEETING OF STOCKHOLDERS IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it via fax to 1-781-633-4306 or in the accompanying self-addressed postage-paid return envelope. You also may authorize a proxy via the Internet at www.eproxy.com/lata or by telephone by dialing toll-free 1-866-977-7699. Please follow the directions provided in the proxy statement. This will not prevent you from voting in person at the 2013 Annual Meeting of Stockholders, but will assure that your vote will be counted if you are unable to attend the 2013 Annual Meeting of Stockholders.

YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THESE MATTERS, AND FOR YOUR CONTINUED SUPPORT OF, AND INTEREST IN, OUR COMPANY.

Sincerely,

Stanley J. Olander, Jr.

Chief Executive Officer

4901 Dickens Rd., Ste. 101

Richmond, Virginia 23230

(804) 237-1335 main

(804) 237-1345 fax

www.latareit.com

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 5, 2013

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Landmark Apartment Trust of America, Inc., a Maryland corporation, will be held on June 5, 2013 at 10:00 a.m. local time, at our offices at 4901 Dickens Road, Suite 101, Richmond, Virginia 23230 for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

1.	The Charter Amendment Proposal: The approval of an amendment and restatement of our charter (as subsequently amended to date, the “Articles”) in order to modify certain provisions (the “Charter Amendment Proposal”) to reflect that we have become a self-advised and self-administered company and to better position us for a future listing of our common stock, if any, on a U.S. or a foreign securities exchange (the “Listing”). There can be no assurance that we will determine to list our common stock or, if we make such a determination, that we will successfully list our common stock. If approved by our stockholders, this proposal may be implemented regardless of whether a Listing has occurred.

2.	Advisory Vote for the Pursuit of a Potential Listing on a Foreign Securities Exchange: At the meeting, stockholders will vote to approve, on a non-binding advisory basis, our pursuit of a potential Listing on a foreign securities exchange, such as a Canadian stock exchange.

3.	Election of Directors: To elect nine directors, each to hold office for a one-year term expiring at the 2014 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies.

4.	Other Proposals: Any other business as may properly come before the meeting, such as any proposal to adjourn the meeting with respect to proposals for which insufficient votes to approve were cast and, with respect to any such proposals, to permit further solicitation of additional proxies by our Board of Directors.

The proposals are discussed in more detail in the following pages, which are made part of this notice. Our stockholders of record as of the close of business on April 19, 2013 are entitled to vote at the Annual Meeting. We reserve the right, in our sole discretion, to adjourn or postpone the Annual Meeting to provide more time to solicit proxies for the meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual Meeting of Stockholders:

The proxy statement is available at www.eproxy.com/lata.

You may obtain directions to attend the Annual Meeting by calling 1-804-237-1335.

Please sign and date the accompanying proxy card and return it promptly by fax to 1-781-633-4036 or in the accompanying self-addressed postage-paid return envelope whether or not you plan to attend. You also may authorize a proxy electronically via the Internet at www.eproxy.com/lata or by telephone by dialing toll-free 1-866-977-7699. Instructions are included with the proxy card. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have returned your proxy card or authorized a proxy electronically. You may revoke your proxy at any time prior to its exercise.

Sincerely,

B. Mechelle Lafon

Assistant Chief Financial Officer, Secretary and Treasurer

i

LANDMARK APARTMENT TRUST OF AMERICA, INC.

4901 Dickens Road, Suite 101

Richmond, Virginia 23230

Telephone: (804) 237-1335

PROXY STATEMENT

General Information

This proxy statement is furnished by the Board of Directors (the “Board of Directors”) of Landmark Apartment Trust of America, Inc., a Maryland corporation, in connection with the solicitation by our Board of Directors of proxies to be voted at the 2013 Annual Meeting of Stockholders to be held on June 5, 2013, at 10:00 a.m. local time, at our offices located at 4901 Dickens Road, Suite 101, Richmond, VA 23230 (such meeting, and any adjournments or postponements thereof, the “Annual Meeting”) for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Only holders of record of our shares of common stock, par value $0.01 per share (our “shares of common stock”), at the close of business on April 19, 2013 (the “Record Date”) will be entitled to receive notice of, and to vote at, the Annual Meeting. This proxy statement and the proxy card are first being mailed on or about May 1, 2013 to stockholders of record as of the Record Date.

As of the Record Date, 21,743,484 shares of common stock were outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the Annual Meeting.

Proxy and Voting Procedures

Any proxy, if received in time, properly signed and not revoked, will be voted at the Annual Meeting in accordance with the directions of the stockholder granting the proxy. If no directions are specified, the proxy will be voted FOR:

1.	The Charter Amendment Proposal: The approval of an amendment and restatement of our charter (as subsequently amended to date, the “Articles”) in order to modify certain provisions (the “Charter Amendment Proposal”) to reflect that we have become a self-advised and self-administered company and to better position us for a future listing of our common stock, if any, on a U.S. or a foreign securities exchange (the “Listing”). There can be no assurance that we will determine to list our common stock or, if we make such determination, that we will successfully list our common stock. If approved by our stockholders, this proposal may be implemented regardless of whether a Listing has occurred. Our Board of Directors reserves the right, however, not to implement the Charter Amendment Proposal, even if it is approved by our stockholders, if, prior to such implementation, our Board of Directors determines that the implementation of the Charter Amendment Proposal is not in our stockholders’ best interest.

2.	Advisory Vote for the Pursuit of a Potential Listing on a Foreign Securities Exchange: At the Annual Meeting, stockholders will vote to approve, on a non-binding advisory basis, our pursuit of a potential Listing on a foreign securities exchange, such as a Canadian stock exchange, as a possible alternative to a Listing on a U.S. securities exchange.

3.	Election of Directors: To elect nine directors, each to hold office for a one-year term expiring at the 2014 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies.

Unless otherwise specified, a proxy will also confer authority on the persons named therein to vote in their discretion on any other matters that properly may be presented at the Annual Meeting, including proposals to adjourn the Annual Meeting in respect of proposals for which insufficient votes to approve were cast in order to permit solicitation of additional proxies by our Board of Directors in respect of those proposals.

Our Board of Directors recommends that you vote “FOR” the Charter Amendment Proposal, “FOR” the proposal enabling us to pursue a Listing on a foreign securities exchange, such as a Canadian stock exchange, and “FOR ALL NOMINEES” for directors named herein.

Proxies

You can revoke any proxy you previously gave at any time before votes are tabulated at the Annual Meeting by (1) delivering a written statement to B. Mechelle Lafon, our Secretary (the “Secretary”), expressly stating that the proxy is revoked, (2) completing and properly executing a new proxy card that is dated later than the date of your prior proxy card and delivering it to our Secretary at or before the Annual Meeting, or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

A proxy card is enclosed for your use. The proxy card contains instructions for authorizing a proxy either by telephone, by Internet or by mail. Votes cast in person or by proxy at the Annual Meeting will be tabulated and a determination will be made as to whether or not a quorum is present by the inspectors of election appointed for the Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast at least 50% of the votes entitled to be cast by all stockholders of record as of April 19, 2013 will constitute a quorum for the transaction of business at the Annual Meeting.

We will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. Abstentions will have the effect of a vote cast “against” the Charter Amendment Proposal. If a broker returns an executed proxy card, but marks the card to reflect a withholding of voting authority on matters as to which the broker is not permitted to vote (a “broker non-vote”), the holder of the shares of common stock covered by the proxy card will be treated as present for quorum purposes. Broker non-votes will have the effect of a vote cast against the Charter Amendment Proposal. If a broker returns a properly executed proxy card, but does not provide voting instructions or an intent to abstain as to any matter, the shares represented by that proxy card will be considered present for quorum purposes and those shares will be voted on such matters in accordance with the recommendations of our Board of Directors or, in the absence of such a recommendation, in the proxy holder’s discretion.

With respect to the advisory vote regarding the pursuit of a potential Listing on a foreign securities exchange, such as a Canadian stock exchange, although this proposal relates to a non-binding, advisory vote, our Board of Directors will carefully consider the outcome of the vote. In counting votes on this advisory resolution, abstentions and broker non-votes are disregarded.

Abstentions and broker non-votes will count as votes against the proposal to elect the director nominees.

Our Annual Meeting may be adjourned if insufficient votes to approve any of the proposals were cast and our Board of Directors may continue to solicit proxies.

Where to Obtain More Information

We make available free of charge on or through our Internet web site (www.latareit.com) our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and, if applicable, amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the Securities and Exchange Commission (“SEC”). The SEC also maintains an Internet Web site, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies. The information that we later file with the SEC may update and supersede the information in this proxy statement.

Important Note

No person is authorized to make any representation with respect to the matters described in this proxy statement other than those contained herein and, if given or made, such representation must not be relied upon as having been authorized by us or any other person or entity. This proxy statement provides you with detailed information about the (i) Charter Amendment Proposal, (ii) the proposal for the pursuit of a potential Listing on a foreign securities exchange, such as a Canadian stock exchange, and (iii) the directors nominated to serve on our Board of Directors until the 2014 Annual Meeting of Stockholders, to be considered and voted upon at the Annual Meeting. The information in this proxy statement is current as of the date of this proxy statement. Stockholders are urged to carefully review this proxy statement, including the accompanying appendices, which discuss the proposals to be considered and voted upon at the Annual Meeting in more detail.

The date of this proxy statement is April 26, 2013.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

We are providing you with this proxy statement, which contains information about the following matters to be voted upon at our Annual Meeting: (i) the Charter Amendment Proposal, (ii) the proposal for the pursuit of a potential Listing on a foreign securities exchange, such as a Canadian stock exchange, and (iii) the directors nominated to serve on our Board of Directors until the 2014 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format. Except where otherwise noted, references to “Landmark Apartment Trust of America,” the “Company,” “we,” “us,” or “our” herein shall refer to Landmark Apartment Trust of America, Inc. and Landmark Apartment Trust of America Holdings, L.P., its operating partnership.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement summarizes information that we are required to provide to you under the rules of the SEC and which is designed to assist you in voting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote (i) upon the approval of an amendment and restatement of our Articles in order to modify certain provisions to reflect that we have become a self-advised and self-administered company and to better position us for a future listing of our common stock, if any, on a foreign or a U.S. securities exchange, including the NYSE, or a quotation of our common stock by the NASDAQ or an over-the-counter market, (ii) upon the approval, on a non-binding advisory basis, for the pursuit of a potential Listing on a foreign securities exchange, such as a Canadian stock exchange, (iii) upon the election of nine directors, each to hold office for a one-year term expiring at the 2014 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies; and (iv) upon any other matters that properly may be presented at the Annual Meeting.

Management will report on the status of our business and our portfolio of properties, and will respond to questions from stockholders. As of the date of this proxy statement, representatives from Ernst & Young, LLP, or Ernst & Young, our independent registered public accounting firm, are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

When is the Annual Meeting and where will it be held?

The Annual Meeting will be held on June 5, 2013, at 10:00 a.m. local time at our offices located at 4901 Dickens Road, Suite 101, Richmond, Virginia 23230.

What is the Board of Directors’ voting recommendation?

Our Board of Directors unanimously recommends a vote FOR each of the Charter Amendment Proposal, FOR the proposal enabling our Board of Directors to pursue a potential Listing on a foreign securities exchange, such as a Canadian stock exchange, and FOR ALL NOMINEES to our Board of Directors. No director has informed us that he or she intends to oppose any action intended to be taken by us.

Why is the Board of Directors recommending that our Articles be amended and restated to reflect that we have become a self-advised and self-administered company and to conform more closely to the charters of listed REITs?

During the period from our inception until August 3, 2012, our day-to-day operations were managed by an external advisor under the supervision of our Board of Directors. From February 2011 until August 3, 2012, we were externally advised by ROC REIT Advisors, LLC (the “Former Advisor”) pursuant to the terms and conditions of an advisory agreement. On August 3, 2012, we and our operating partnership entered into a series of transactions (collectively, the “Recapitalization Transaction”), in connection with which, among other things, the advisory agreement with our Former Advisor was terminated and we became a self-administered and self-advised company.

Our Articles contain a number of guidelines for transactions between us and our Former Advisor, and our and its respective affiliates. We are now self-administered, in that we provide our own investment and administrative services internally through our own employees. We are also self-managed, as we internally provide the management, maintenance and other real estate services that our properties require through our own employees. Accordingly, the provisions in our Articles relating to the Former Advisor and its affiliates and to transactions and relations between us and the Former Advisor and its affiliates are no longer applicable to our situation. One of the main purposes of the Charter Amendment Proposal is to remove these inapplicable provisions.

Additionally, our Board of Directors has been considering the benefits of a potential Listing, including, among other things, creating significantly greater liquidity for our stockholders, increasing our stockholders’ autonomy in connection with the management of their cash and tax positions, allowing us greater access to capital markets to fund our future growth, and enabling us to pursue certain growth strategies. Since our inception, our common stock has not been listed or traded on any securities exchange or in the over-the-counter market. Our existing Articles require that, if by 2013, the shares of our common stock are not listed for trading on a national securities exchange, then our Board of Directors must either (a) adopt a resolution that sets forth a proposed amendment to our Articles extending or eliminating this deadline, declare that such amendment to the Articles is advisable and direct the proposed amendment be submitted for consideration to our stockholders or (b) adopt a resolution that declares a proposed liquidation and dissolution is advisable and direct the proposed liquidation be submitted for consideration to the stockholders. On January 31, 2013, our Board of Directors adopted a resolution recommending the elimination of this deadline which will be implemented if the Charter Proposal Amendment is approved.

In connection with a potential Listing, we propose to remove a number of the limitations and restrictions that are included in our existing Articles and were required by state securities administrations in order for us to publicly offer our stock without having it listed on a national securities exchange, but which our Board of Directors believes restrict and could possibly prevent us from pursuing favorable investment opportunities. The charters of most listed REITs do not contain these kinds of limitations and restrictions, and accordingly, if we did not eliminate these restrictions, they would impair our ability to compete effectively for investments and management talent. Accordingly, our Board of Directors believes that these limitations and restrictions should be removed so that we can be governed by a charter that is more similar to the charters of listed REITs.

If approved by our stockholders at the Annual Meeting, the Charter Amendment Proposal may be implemented regardless of whether a Listing occurs.

Why do we intend to pursue a Listing of our existing common stock?

We intend to pursue the Listing of our existing common stock if and when market conditions and other circumstances make it desirable or it is otherwise in the best interest of our stockholders to do so. We believe that a Listing will provide you with a much more liquid market for your shares of common stock. Currently, your options for liquidity are limited as our share repurchase program has been terminated. A Listing will make it much easier for potential investors to buy our common stock and will provide a much more transparent market, as all trades on a national or a foreign securities exchange will be reported.

In addition to providing more liquidity to you for your shares, we believe that a Listing will better position our company for future growth. In order to capitalize on future growth opportunities, we need to be able to access capital to fund our potential acquisitions and to further reduce the amount of debt we carry on our balance sheet. We believe that one important step in increasing our access to equity capital will be the listing of our existing common stock on a U.S. securities exchange or a foreign securities exchange.

No assurance can be given that, if a determination is made to list, we will be able to successfully implement a Listing or that market conditions existing in the future will make it desirable for us to do so. If a Listing does occur, an active trading market for our common stock may not develop or, if it does develop initially, may not be sustained. Further, the price at which our common stock may trade in the future is unknown.

Why is the Board of Directors seeking the advisory, non-binding approval of a pursuit of potential Listing on a foreign securities exchange, such as a Canadian stock exchange?

In connection with a potential Listing, our Board of Directors has considered the benefits of listing shares of our common stock on a foreign securities exchange, such as a Canadian stock exchange. Since our current Articles and our most recent prospectus contemplate a potential Listing only on a national securities exchange, we are asking for this stockholder advisory approval, on a non-binding basis, in the event we choose to pursue a potential Listing on a foreign securities exchange, such as a Canadian stock exchange, as a possible alternative to a Listing on a national stock exchange.

What happens if additional proposals are presented at the Annual Meeting?

Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the Annual Meeting. If other matters are presented and you are authorizing a proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on April 19, 2013, or the record date, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they hold on that date at the Annual Meeting or any postponements or adjournments of the Annual Meeting. As of the Record Date, we had 21,743,484 shares of our common stock issued and outstanding and entitled to vote.

How many votes do I have?

Each outstanding share of our common stock entitles its holder to cast one vote on each of the proposals to be voted on.

What constitutes a quorum?

If at least 50.0% of the outstanding shares of our common stock on the Record Date are present at the Annual Meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present for conducting business at the Annual Meeting. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

If my shares are held in street name by my broker, will my broker vote my shares for me?

Your broker will not be able to vote your shares without instructions from you. If you want to vote on the proposals, you should contact your broker and ask what directions your broker will need from you.

How do I vote my shares at the Annual Meeting?

Authorizing a Proxy by Mail — Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed postage-paid return envelope. Completed proxy cards must be received by 10:00 a.m. Eastern Daylight Time on June 5, 2013.

Authorizing a Proxy by Fax — Stockholders may authorize a proxy by completing the accompanying proxy card and faxing it to 1-781-633-4036 until 10:00 a.m. Eastern Daylight Time on June 5, 2013.

Authorizing a Proxy by Telephone — Stockholders may authorize a proxy by telephone by dialing toll-free at 1-866-977-7699 until 11:59 p.m. Eastern Daylight Time on June 4, 2013.

Authorizing a Proxy by Internet — Stockholders may authorize a proxy electronically using the Internet at www.eproxy.com/lata until 11:59 p.m. Eastern Daylight Time on June 4, 2013.

Can I revoke my proxy after I return my proxy card or after I authorize a proxy by telephone, fax or over the Internet?

If you are a stockholder of record as of April 19, 2013, you may revoke your proxy at any time before the proxy is exercised at the Annual Meeting by delivering to our Secretary a written notice of revocation or a properly signed proxy bearing a later date, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request). To revoke a proxy previously submitted by telephone, fax or over the Internet, you may simply authorize a proxy again at a later date using the same procedure set forth above, but before the deadline for telephone, fax or Internet proxy authorization, in which case the later submitted proxy will be recorded and the earlier proxy revoked.

If you hold shares of our common stock in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

What vote is required to approve the proposals?

The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote must be cast in favor of the Charter Amendment Proposal. Abstentions and broker non-votes will have the effect of a vote cast “against” the Charter Amendment Proposal.

The advisory vote on the proposal for a pursuit of a potential Listing on a foreign securities exchange, such as a Canadian stock exchange, although non-binding on us and our Board of Directors, requires the affirmative vote of a majority of the votes cast on such proposal. Our Board of Directors will carefully consider the outcome of the vote when making its decision regarding a potential Listing. In counting votes on this advisory vote, abstentions and broker non-votes are disregarded.

To elect the director nominees, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. Abstentions and broker non-votes will count as votes against the proposal to elect the director nominees.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposals set forth in this proxy can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the Annual Meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder proxies. We encourage you to participate in the governance of Landmark Apartment Trust of America and welcome your attendance at the Annual Meeting.

Who will bear the costs of soliciting proxies for the meeting?

Landmark Apartment Trust of America will bear the entire cost of the solicitation of proxies from its stockholders. We have retained DST Systems, Inc. to assist us in connection with the solicitation of proxies for the Annual Meeting. We expect to pay approximately $50,000 for such services and postage. In addition to the mailing of these proxy materials, the solicitation of proxies may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

If I share my residence with another Landmark Apartment Trust of America stockholder, how many copies of the proxy statement should I receive?

The SEC has adopted a rule concerning the delivery of disclosure documents. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “householding.” This rule benefits both you and Landmark Apartment Trust of America. It reduces the volume of duplicative information received at your household and helps Landmark Apartment Trust of America reduce expenses. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card.

Landmark Apartment Trust of America will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to DST Systems, Inc. at 1-888-360-9919. If you are a stockholder that receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent.

What if I consent to have one set of materials mailed now, but change my mind later?

You can contact us in the same manner discussed above to cancel the householding instructions for yourself. You will then be sent a separate proxy statement within 30 days of receipt of your instruction.

If I plan to attend the Annual Meeting in person, should I notify anyone?

While you are not required to notify anyone in order to attend the Annual Meeting, if you do plan to attend the meeting, we would appreciate it if you would mark the appropriate box on the enclosed proxy card to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for attendees. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. Stockholders will be required to present a valid photo ID in order to enter the Annual Meeting.

Where can I find out more information about you?

We make available free of charge on or through our Internet web site (www.latareit.com) our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and, if applicable, amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the SEC. The SEC also maintains an Internet Web site, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies. The information that we file later with the SEC may update and supersede the information in this proxy statement. Requests for copies of our filings should be directed to DST Systems, Inc. or call us at 1-888-360-9919.

Who should I call if I have any questions?

If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact DST Systems, Inc. at 1-888-360-9919.

SPECIAL NOTE ABOUT FORWARD-LOOKING STATEMENTS

This proxy statement contains both historical and forward-looking statements. Forward-looking statements are based on current expectations, plans, estimates, assumptions and beliefs, including expectations, plans, estimates, assumptions and beliefs about our company, the real estate industry and the debt and equity capital markets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.

Forward-looking statements include information concerning possible or assumed future results of operations of our company, including statements about the possibility of consummating a Listing or any other strategic transactions, including transactions that may provide liquidity to our stockholders, and the public market for our shares following a Listing.

The forward-looking statements included in this proxy statement are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to:

•	the availability of sources of capital;

•	changes in economic conditions generally and the real estate market specifically;

•	legislative and regulatory changes, including changes to laws governing the taxation of REITs;

•	changes in interest rates;

•	competition in the real estate industry;

•	the supply and demand for operating properties in our proposed market areas;

•	changes in accounting principles generally accepted in the United States of America;

•	the effect of being a self-managed and self-advised company on our business and prospects; and

•	future acquisitions of properties.

Forward-looking statements speak only as of the date made. Except as otherwise required by the federal securities laws, we undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements included in this proxy statement or that may be made elsewhere from time to time by, or on behalf of, us.

PROPOSAL 1

CHARTER AMENDMENT PROPOSAL

Introduction

Upon the unanimous vote by our Board of Directors, the following proposal is hereby submitted to the stockholders for their approval. The Board of Directors believes it is advisable to amend and restate our existing Articles in order to reflect that we are a self-advised and self-administered company and to better position us for a potential Listing. The Charter Amendment Proposal would remove various restrictions that are no longer required, and would make various other changes that our Board of Directors believes are appropriate for our company. Accordingly, we are proposing that our existing Articles be amended as discussed below. The full text of these amendments is set forth in the proposed Articles of Amendment and Restatement, which is referred to as the “Restated Articles” and which are attached hereto as Appendix A-1.

The discussion below is a summary of certain changes effected by the Restated Articles and does not identify or provide information on every proposed change. Please see the marked version of our existing Articles attached hereto as Appendix A-2, which reflects all of the proposed changes to our Articles.

Effectiveness

If the Charter Amendment Proposal is approved by our stockholders, the Restated Articles will be filed with the State Department of Assessments and Taxation of Maryland (“SDAT”), and will be effective upon the acceptance for record of the Restated Articles by the SDAT.

Amendments to Our Existing Articles to Reflect That We Have Become Self-Advised and Self-Administered

Provisions Regarding the External Advisor or Its Affiliates.    Our existing Articles contain a number of provisions that impose guidelines on transactions between us and the advisor. Since we are a self-advised and a self-administered company, any provisions referencing transactions and relations between us and the advisor are no longer applicable. One of the primary purposes of the Charter Amendment Proposal is to remove these unnecessary provisions.

In addition, our existing Articles contain a number of provisions that impose guidelines on transactions between us and our “Sponsor” or its affiliates. The term “Sponsor” is defined in our existing Articles to mean any person who is directly or indirectly instrumental in organizing, wholly or in part, our company or any person who will control, manage or participate in the management of our company, and any affiliate of such person. The provisions in our existing Articles referencing transactions and relations between us and the Sponsor are similarly no longer applicable and have, therefore, been eliminated from the proposed Restated Articles.

Provisions Relating to Advisor Services and Fees.    Article VIII of our existing Articles currently contains provisions governing the relationship between us and the advisor. These provisions include guidelines for supervision of the advisor by our Board of Directors, provisions relating to the termination of the advisor, restrictions on the types and amount of fees which may be payable by us to the advisor for services provided, and limitations on reimbursement of expenses incurred by the advisor in performing such services. Because we are a self-advised and a self-administered company, Article VIII of our existing Articles is no longer applicable to our operations and the Board of Directors proposes to eliminate it in its entirety.

Voting Restrictions.    The Restated Articles eliminate Section 11.4 of our existing Articles which prohibits the advisor, our directors and their respective affiliates from voting on or consenting to matters submitted to our stockholders regarding the removal of the advisor, our directors or any of their affiliates or any transaction between us and them. This provision was included in our existing Articles in accordance with the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association (the “NASAA REIT Guidelines”). We believe that voting on affiliated transactions should be governed by state law, as is customarily the case for listed REITs.

Amendments to Our Articles to Position Us for a Potential Listing and Conform More Closely to Charters of Listed REITs

References to NASAA REIT Guidelines.    Several provisions of our existing Articles reference the NASAA REIT Guidelines. The NASAA REIT Guidelines, which contain a number of substantive restrictions on the operations of a REIT, are applicable to a REIT that is making a public offering of securities that are not listed for trading on a national securities exchange or designated for quotation on an over-the-counter market. Our existing Articles also contain provisions that, while they do not specifically reference the NASAA REIT Guidelines, were included to comply with those guidelines or were included to be consistent with provisions contained in the charters of REITs that are subject to those guidelines. The NASAA REIT Guidelines references and the provisions that were included to comply with the NASAA REIT Guidelines have been modified or eliminated in the Restated Articles. We anticipate that the elimination in our existing Articles of the restrictions contained in the NASAA REIT Guidelines will better enable us to take advantage of favorable investment opportunities and to operate in a more comparable fashion to other listed REITs in anticipation of our potential Listing.

Independent Director Requirements.    Our existing Articles define the term “Independent Director” pursuant to applicable provisions of the NASAA REIT Guidelines. This definition is primarily directed to the relationship of a director with the Company’s advisor or sponsor. Because we are a self-advised and a self-administered company and to better position us for a potential Listing, this definition has been deleted from the Restated Articles. Instead, our Board of Directors will apply the definition of independent director under the rules of the national or foreign exchange or over-the-counter market on which our common stock is listed or quoted. Accordingly, it is possible that a person who would be considered an independent director under such rules might not have been considered independent under our existing Articles and vice versa.

The Restated Articles also eliminate any provisions of our existing Articles that relate to the requirements or duties of our independent directors. These include, among other things, Section 7.2 of our existing Articles concerning director experience, Section 7.3 of our existing Articles requiring that a majority of the members of committees of the Board of Directors be independent directors, Section 7.5 of our existing Articles relating to certain fiduciary obligations, Section 7.12 of our existing Articles requiring that our independent directors approve certain enumerated matters, and Section 9.1 of our existing Articles requiring our independent directors to conduct an annual review of our investment policies. Governance matters such as these will be governed by the rules and interpretations of the national or foreign securities exchange or over-the-counter market on which our common stock is listed or quoted.

It is possible that the elimination of these provisions would allow individuals to serve as directors who would not be able to serve as directors under our existing Articles, or certain actions to be taken that could not be taken under our existing Articles.

Experience of Directors.    Our existing Articles contain provisions requiring a director to have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by our company. Our existing Articles also provide that at least one of the independent directors must have three years of relevant real estate experience. Both of these provisions were required by the NASAA REIT Guidelines. Given our growth and plans for a potential Listing, and the fact that the NYSE rules, the SEC proxy rules, and good governance principles for public companies typically provide that a nominating committee comprised exclusively of independent directors operate under written charters and with public disclosures about nominating procedures, the Board of Directors does not believe that maintaining these director experience requirements will aid the good governance of our company. Indeed, the current director experience requirements may inadvertently exclude certain potential director candidates who could be beneficial to us and our stockholders. Accordingly, the effect of this proposed change is that candidates for our Board of Directors will include a broader range of qualified individuals; however, it is possible that no independent director will have three years of commercial real estate experience.

Distributions in Kind.    The Restated Articles delete the NASAA REIT Guidelines prohibition on distributions in kind and add a provision specifically permitting dividends to be paid in shares of one class to the holders of shares of another class. This provision would enable our Board of Directors to adopt a phased-in liquidity if it determines that it would be in the best interests of our company to do so.

Indemnification and Exculpation.    Under Section 12.2 of our existing Articles, we are permitted to indemnify and hold harmless our directors, the advisor and any affiliate of the advisor for losses and liabilities incurred by any of them, each referred to therein as an indemnitee, in connection with our business. Section 12.2 contains a number of limitations on indemnification, which were required by the NASAA REIT Guidelines, that restrict our ability to indemnify our directors to less than what is permitted by Maryland law or what is customary for directors of many listed REITs formed in Maryland.

In connection with our potential Listing, the Restated Articles modify the indemnification provisions consistent with Maryland law to provide that we shall have the power to indemnify (and pay or reimburse reasonable expenses in advance of a final disposition of a proceeding) our current and former directors and officers to the maximum extent permitted under Maryland law. In addition, we may, subject to approval by our Board of Directors, indemnify (and advance expenses to) our employees and agents and former officers and directors of any of our predecessors to the maximum extent permitted by Maryland law. Accordingly, the indemnification for both unaffiliated and affiliated persons will be broader than the provisions under our existing Articles and could cost us additional monies. The Restated Articles also limit the liability of our present or former directors or officers to us for money damages to the maximum extent permitted under Maryland law. Our Board of Directors believes that these provisions will facilitate our ability to attract and retain qualified director and officer candidates and may aid in our obtaining director and officer liability insurance and controlling insurance costs. We believe that provisions of this nature are similar to the provisions provided by many other publicly traded companies and, thus, will allow us to compete with those companies for the most qualified candidates.

Limitations on Investments, Borrowing and Indebtedness.    Our existing Articles contain a number of limitations and restrictions on our ability to make certain types of investments in real estate, real estate-related instruments and equity securities, as well as our ability to borrow or incur indebtedness. These investment limitations and restrictions are contained in our existing Articles because, as described above, they were required by the NASAA REIT Guidelines. These limitations and restrictions are contained in Sections 9.2, 9.3 and 9.4 of our current Articles. In anticipation of our potential Listing, and consistent with the governance practices of many other listed REITs, the Charter Amendment Proposal eliminates these limitations and restrictions. Instead, our Board of Directors intends to adopt investment policies and monitor management’s compliance with such policies. It is expected that the investment policies will take into account, among other things, the complex rules and interpretations required to maintain REIT status under the Code. However, the elimination of certain of these restrictions may expose us to greater risks, for example by allowing us to borrow a greater amount of money, relative to our asset base, than we are permitted to borrow under our existing Articles, or by allowing us to lend money in situations in which we would not have been able to lend money under our existing Articles. Our Board of Directors and our management would be responsible for evaluating and determining whether to make these types of investments. Our Board of Directors believes that the elimination of these restrictions is desirable, will give us greater flexibility in our operations, and will allow us to expand our investment and capital market opportunities. For the foregoing reasons, our Board of Directors proposes the elimination of the investment limitations and restrictions summarized below.

For the reasons outlined above, the Restated Articles eliminate the investment limitations in Section 9.3 of our existing Articles, including provisions that prohibit us from: (1) investing more than 10% of our total assets in unimproved real property (Section 9.3(a)); (2) investing in commodities or commodity future contracts (subject to certain exceptions) (Section 9.3(b)); (3) investing in or making mortgage loans unless an appraisal is obtained concerning the property and certain other conditions are met (Section 9.3(c) and (d)); (4) investing in indebtedness secured by a mortgage on real property which is subordinate to the lien or other indebtedness of the advisor, any director, the sponsor or any of our affiliates (Section 9.3(e)); (5) except under specified circumstances, issuing (A) equity securities redeemable solely at the option of the holder, (B) debt securities, (C) equity securities on a deferred payment basis or under similar arrangements, and (D) options or warrants to the advisor, the sponsor, our directors or any affiliates thereof (Section 9.3(f)); (6) acquiring a property unless the consideration to be paid for each property is authorized by our Board of Directors based upon fair market value (Section 9.3(g)); (7) except under certain circumstances, incurring debt in excess of 300% of our net assets as of the date of any borrowing (Section 9.3(h)); (8) making investments that will classify us as an “investment company” under the Investment Company Act of 1940, as amended; (9) making investments that we believe will be inconsistent with our objective of continuing to qualify as a REIT (Section 9.3 (j)); and (10) investing in contracts for the sale of real estate (Section 9.3(k)).

In connection with acquiring and developing properties, we have borrowed funds both on a short term basis and on a longer-term basis, as appropriate. Because of the NASAA REIT Guidelines requirement, as stated above, Section 9.3(h) of our existing Articles restricts our total indebtedness to no more than 300% of our net assets as of the date of any borrowing. Although it has no current intent to exceed that level of indebtedness, our Board of Directors believes that such an absolute limit on our borrowings could impair our ability to engage in potentially advantageous transactions and investment opportunities, and we believe that such decisions should be left to our experienced management and Board of Directors. Accordingly, the Restated Articles do not contain any limitation on the amount or percentage of indebtedness that we may incur in the future, and therefore, we could become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase our risk of default on our obligations and adversely affect our results of operations and our ability to make distributions to our stockholders. Nonetheless, our Board of Directors believes that this change will give us greater flexibility to allow us to expand our investment and capital market opportunities.

Limitations on Investment in Equity Securities.    The Restated Articles also eliminate the restrictions in Section 9.2 of our existing Articles related to investments by us in equity securities. Under Section 9.2 of our existing Articles, we may invest in equity securities so long as a majority of disinterested directors (including a majority of our independent directors) approve the investment as being fair, competitive and commercially reasonable. In the Restated Articles, decisions concerning investment in equity securities will be made by the entire Board of Directors, using the standards applicable to all director decisions.

Restrictions on Affiliated Transactions.    Various provisions of our existing Articles limit our ability to engage in certain transactions with, among other persons, the advisor, our directors or their affiliates. These restrictions are found in sections 9.2, 9.3, 10.1, 10.2 10.3 and 12.5 of our current Articles. Under Maryland corporate law, transactions between us and our directors or entities in which one or more of our directors have a material financial interest are not void or voidable on account of such interest if the interest is disclosed and the transaction is approved or ratified by a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or the transaction is fair and reasonable to us. Many of these types of transactions require prompt public disclosure under SEC rules and in some circumstances require stockholder ratification under NYSE rules. The Board of Directors believes that by relying on established Maryland statutory guidance, stock exchange rules, and appropriate governance mechanisms, combined with the transparency afforded under public company disclosure requirements, the Board of Directors will be able to effectively regulate related party transactions without the detailed, substantive restrictions contained in the current Articles.

The affiliated transaction provisions that are proposed to be eliminated in the Restated Articles include:

•	formation of certain joint ventures (Section 9.2);

•	purchases or leases of properties held by affiliates (Section 10.1);

•	sales and leases of assets to and from our company (Section 10.2);

•	loans to and from our company (Section 10.3(b);

•	general requirement that all transactions with affiliates are made on the basis of an appraisal (Section 12.5);

•	broad restrictions on compensation for any services rendered by affiliates (Section 12.5); and

•	extensive conditions on conducting transactions with affiliates (Section 12.5).

Governance Provisions.    The Restated Articles delete (1) the NASAA REIT Guidelines requirements that (A) an annual meeting of stockholders be held not less than 30 days after delivery of our annual report as this is not a customary requirement in listed company charters, (B) a director receive the affirmative vote of a majority of the shares present in order to be elected as Maryland law requires only a plurality of the votes cast and (C) a special meeting of stockholders be called upon the request of the holders of at least ten percent of the outstanding shares entitled to vote (under Maryland law, the percentage required to call a meeting can be as high as, and for a public company typically is, a majority), (2) the NASAA REIT Guidelines provisions permitting stockholders to amend our Articles without the concurrence of our Board of Directors (which is not permitted under Maryland law) and requiring stockholder approval of mergers and reorganizations for which Maryland law would not require a stockholder vote, (3) the NASAA REIT Guidelines requirements related to inspection rights as Maryland law already grants inspection rights, (4) the NASAA REIT Guidelines requirement that we provide a copy of our stockholder list to any stockholder upon request as Maryland law requires only that a stockholder list be provided to stockholders of record of at least 5% of the outstanding shares of any class for at least six month and (5) the NASAA REIT Guidelines requirement that an annual report be provided to each stockholder within 120 days after the end of the fiscal year as Maryland law already requires that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of stockholders and made available for inspection within 20 days thereafter. The Restated Articles also include a provision requiring cause and the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors in order to remove a director. Currently, a director may be removed from office at any time, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors. In connection with this change, the Restated Articles provide that the provisions in our Articles relating to director removal and the vote required to amend the director removal provision may be amended only if approved by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter.

Listing Deadline.    The Restated Articles delete the provisions related to certain required actions if our stock is not listed by 2013.

Conforming Changes and Other Ministerial Modifications

The Restated Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us or which need to be updated, and the necessary re-numbering and lettering of remaining provisions. A number of the provisions in our existing Articles are being amended to adequately reflect our operations as a self-advised and self-administered company.

Vote Required

Approval of this proposal to amend our existing Articles requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. Proxies received will be voted FOR approval of the Charter Amendment Proposal unless stockholders indicate otherwise. Abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes “against” the proposal.

It is intended that, if approved by our stockholders at the Annual Meeting, this proposal will become effective upon the acceptance for record of the Restated Articles by SDAT, whether or not there has been a Listing.

Our Board of Directors has deemed it advisable and in the best interests of us and our stockholders to approve the Charter Amendment Proposal and has recommended it to our stockholders for their approval. Our Board of Directors unanimously approved the Restated Articles and recommends that you vote FOR the Charter Amendment Proposal.

Appraisal Rights

The Charter Amendment Proposal will not entitle you to appraisal rights under Maryland law.

Consequences of Failure to Approve the Charter Amendment Proposal

If the Charter Amendment Proposal is not approved, we might make a determination not to list our common stock, although pursuant to our current Articles we are required to either effect a Listing by 2013 or take action to extend or eliminate this deadline or proceed with the liquidation of our assets (each of which would be subject to stockholder approval). Even if we were to decide to list our common stock, we believe that we would be at a competitive disadvantage to other traded REITs if the Charter Amendment Proposal is not approved. If the Charter Amendment Proposal is not approved, then our Board of Directors must seek a liquidation and a dissolution of our Company. If the stockholders do not then approve the liquidation and dissolution, we intend to continue our business. We are unable to predict any other consequences that a rejection of the Charter Amendment Proposal would have.

PROPOSAL 2

PURSUIT OF A POTENTIAL LISTING ON A FOREIGN STOCK EXCHANGE

We are asking for stockholder advisory approval of the pursuit of a potential Listing of shares of our common stock on a foreign securities exchange, such as a Canadian stock exchange, as a possible alternative to a Listing on a U.S. national securities exchange. This vote is an advisory vote only, and it is not binding on us or our Board of Directors.

As stated previously, our Board of Directors has decided that a Listing is likely to be beneficial to us and our stockholders. A Listing could allow us greater access to capital to fund our future growth. A Listing would also create greater liquidity for our stockholders, who at present have only very limited opportunities to sell their shares of common stock if and when they wish to do so.

After considering these factors, our Board of Directors has decided that we should pursue a Listing if and when market conditions make it desirable to do so and it is otherwise in our best interest to do so. In connection with a potential Listing, our Board of Directors has considered the benefits of listing shares of our common stock on a foreign securities exchange, such as a Listing on a Canadian stock exchange. Since our current Articles and our most recent prospectus contemplate a potential Listing only on a U.S. securities exchange, we are asking for this stockholder advisory approval, on a non-binding basis, in the event we choose to pursue a potential Listing on a foreign securities exchange, such as a Canadian stock exchange.

Our Board of Directors values and encourages constructive dialogue on corporate action concerning our company and other important governance topics with our stockholders, to whom it is ultimately accountable. Although the vote on this proposal is advisory and therefore not binding on us and our Board of Directors, our Board of Directors will carefully consider the outcome of the vote. To the extent there are a significant number of negative votes on this proposal, we would expect to initiate procedures to better understand the concerns that influenced the vote. Our Board of Directors will consider constructive feedback obtained through this process in making future decisions about a potential Listing by the company.

Approval of this proposal requires the affirmative vote of at least a majority of the votes cast on such proposal. Proxies received will be voted for approval of this proposal unless stockholders indicate otherwise. Abstentions and broker non-votes will count toward the presence of a quorum but will have no effect on the outcome of this proposal.

Accordingly, we ask our stockholders to vote “FOR” the proposal enabling our Board of Directors to pursue a potential Listing of shares of our common stock on a foreign securities exchange, such as a Canadian securities exchange.

Even if our stockholders approve the proposal enabling our Board of Directors to pursue a potential Listing of our shares on a foreign securities exchange, our Board of Directors is not compelled to do so and any such Listing would be pursued only if our Board of Directors determines that such a Listing would be in the best interests of our Company and its stockholders.

PROPOSAL 3

ELECTION OF DIRECTORS

Background

Our Board of Directors currently consists of nine directors. Our Articles and bylaws provide for a minimum of three and a maximum of 15 directors and that our directors each serve a term of one year, but may be re-elected. Our Board of Directors has nominated the following individuals, each for a term of office commencing on the date of the 2013 Annual Meeting of Stockholders of Landmark Apartment Trust of America and ending on the date of the 2014 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies.

Joseph G. Lubeck

Stanley J. Olander, Jr.

Andrea R. Biller (Independent)

Glenn W. Bunting, Jr. (Independent)

Robert A. Gary, IV (Independent)

Robert A.S. Douglas (Independent)

Ronald D. Gaither (Independent)

Edward M. Kobel (Independent)

Michael Salkind

Each of the nominated directors currently serves as a member of our Board of Directors.

Unless otherwise instructed on the proxy, the shares represented by proxies will be voted FOR ALL NOMINEES for director named herein. Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he or she will serve on our Board of Directors for a one-year term ending on the date of the 2014 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualifies. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by our Board of Directors. We are not aware of any family relationship among any of the nominees to become directors or executive officers of Landmark Apartment Trust of America. Except with respect to the rights under the corporate governance agreement described below to designate certain directors to the Board of Directors, no arrangement or understanding exists between any director, nominee or executive officer and any other person relating to his or her election as a director.

Corporate Governance Agreement

On August 3, 2012, in connection with the Recapitalization Transaction, we entered into a corporate governance agreement with Elco Landmark Residential Holdings LLC (“ELRH”), which is an affiliate of two of our directors, Messrs. Lubeck and Salkind, 2335887 Limited Partnership (“2335887 Limited Partnership”), which is an affiliate of one of our directors, Mr. Douglas, and DK Landmark LLC (“DK Landmark”), which is an affiliate of one of our directors, Mr. Kobel. The corporate governance agreement provides for the composition of our Board of Directors, among other things.

In accordance with the corporate governance agreement, 2335887 Limited Partnership appointed Robert A. S. Douglas, DK Landmark appointed Edward M. Kobel and ELRH appointed Joseph G. Lubeck and Michael Salkind to fulfill membership vacancies on our Board of Directors. Additionally, all three entities jointly appointed Ronald D. Gaither to fill one membership vacancy on the Board of Directors. We agreed to nominate each of Messrs. Douglas, Kobel, Lubeck, Salkind and Gaither (or any of their replacements) for re-election to the Board of Directors at each subsequent meeting of our stockholders held to consider a vote on the election of the Board of Directors, subject to certain conditions and limitations, as set forth in the corporate governance agreement. Finally, for as long as Joseph G. Lubeck continues to serve as a director of our company, we agreed to take all corporate and other action necessary to cause him to be elected by our Board of Directors to serve as our Executive Chairman of the Board of Directors.

Our obligations to nominate a director selected by each of 2335887 Limited Partnership, DK Landmark, LLC and ELRH are subject to certain conditions and limitations, as set forth in the corporate governance agreement, including the ownership of a minimum amount of securities of our company. The parties’ respective rights and obligations under the corporate governance agreement expire upon the consummation of an initial public offering (defined to mean an underwritten public offering in conjunction with which shares of our common stock are listed for trading on the New York Stock Exchange); provided however, that notwithstanding the foregoing:

(a) our obligations to nominate the director appointed by 2335887 Limited Partnership for re-election to the Board of Directors applies until and including the earlier of (i) the second annual meeting of our stockholders following the initial public offering, and (ii) 2335887 Limited Partnership and its affiliates ceasing to own directly or indirectly an aggregate of at least 1,000,000 shares of our common stock for a set period of time;

(b) our obligations to nominate a director appointed by DK Landmark for re-election to the Board of Directors applies until and including the earlier of (i) the second annual meeting of our stockholders following the initial public offering, and (ii) DK Landmark and its affiliates ceasing to own directly or indirectly an aggregate of at least 500,000 shares of our common stock for a set period of time; and

(c) our obligations to nominate (i) two directors appointed by ELRH applies until ELRH and its affiliates cease to own, directly or indirectly, an aggregate of at least 3,680,000 shares of our common stock and (ii) one director appointed by ELRH applies until ELRH and its affiliates cease to own, directly or indirectly, an aggregate of at least 2,450,000 shares of our common stock for a set period of time.

Board Membership Criteria

Our Board of Directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industry, or legal, accounting or financial management expertise. In considering possible candidates for election as a director, our Board of Directors is guided by the principle that each director should: (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to be able to offer advice and guidance to management; (iv) have sufficient time available to devote to our affairs; (v) represent the long-term interests of our stockholders as a whole; and (vi) represent a diversity of background and experience.

Other considerations in director nominations include the candidate’s independence from conflict with our company, and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. In addition to the qualities noted above, in considering possible candidates for election as a director, the Board of Directors seeks individuals who:

•	understand our business and corporate structure, have knowledge of key competitors and markets, and can assist with the formulation of corporate strategies;

•	can enhance our company’s relationships with our investors and other sources of capital; and

•	understand finance matters, financial statements and the audit process, legal issues and public reporting.

Selection of Directors

Unless otherwise provided by our charter or Maryland law, and subject to the corporate governance agreement described above, our Board of Directors is responsible for selecting its own nominees and recommending them for election by the stockholders. All director nominees stand for election by the stockholders annually. Our Board of Directors will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered for nomination, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below. In evaluating the persons recommended as potential directors, our Board of Directors will consider each candidate without regard to the source of the recommendation and take into account those factors that they determine are relevant. Stockholders may directly nominate potential directors by satisfying the procedural requirements for such nomination as provided in Article II, Section 2.12 of our bylaws.

Information about Director Nominees

Joseph G. Lubeck, age 54, has been the Executive Chairman of the Board of Directors and a director of our company since August 2012 Mr. Lubeck is a skilled real estate attorney and business leader with 30 years of experience in multifamily real estate. Mr. Lubeck has orchestrated and overseen the acquisition, repositioning, renovation, and management or sale of over 100,000 apartment units. Mr. Lubeck has also orchestrated billions of dollars of debt and equity investment in multifamily properties. Mr. Lubeck founded Elco Landmark Residential Holdings, LLC, a member of the Elco Holdings family of companies and a subsidiary of ELCO Holdings, LTD, an Israel publicly traded company, and has been its Chief Executive Officer and Managing Partner since June 2008. Mr. Lubeck graduated with honors from Cornell University and obtained a Juris Doctor degree from Delaware Law School. Mr. Lubeck is active in numerous civic and charitable organizations, including AIPAC, Hillel, and The Cornell University Tower Club. Mr. Lubeck also serves as Vice President of Temple Beth David in addition to several other civic and corporate board assignments. The Board of Directors elected Mr. Lubeck to serve as a director of the company because of his deep knowledge of the real estate industry, particularly in the multifamily sector, along with his experience in successfully growing a real estate company. The Board of Directors believes that Mr. Lubeck’s experience will be a valuable resource to the Board of Directors, particularly in matters relating to the acquisition and financing of real estate assets and its operations and growth strategies.

Stanley J. (“Jay”) Olander, Jr., age 58, has been the Chief Executive Officer and a director of our company since December 2005. From December 2006 until August 2012, he served as Chairman of the Board of Directors, and from April 2007 to March 2010, he served as our President. Mr. Olander also served as our Chief Financial Officer from November 2010 to June 2011. Since January 2006, Mr. Olander has served as a managing member of our Former Advisor. From December 2005 until November 2010, he served as Chief Executive Officer of Grubb & Ellis Apartment REIT Advisor, LLC, or Grubb & Ellis REIT Advisor, and from April 2007 until November 2010, he served as the President of Grubb & Ellis REIT Advisor. From December 2007 until November 2010, Mr. Olander served as the Executive Vice President, Multifamily Division of Grubb & Ellis Company, our former sponsor, where he also served in various capacities within the organization from December 2005 until November 2010, including serving as Chief Executive Officer, President and Chairman of the Board of Directors of Grubb & Ellis Residential Management, Inc. from August 2007 until November 2010. From 1996 until April 2005, Mr. Olander served as President and Chief Financial Officer and a member of the Board of Directors of Cornerstone Realty Income Trust, Inc., or Cornerstone, a publicly traded apartment REIT listed on the New York Stock Exchange with a market capitalization of approximately $1.5 billion. In 2005, Mr. Olander oversaw the sale of Cornerstone. Mr. Olander has been responsible for the acquisition and financing of approximately 50,000 apartment units during his career. Mr. Olander received a B.S. degree in Business Administration from Radford University and an M.A. degree in Real Estate and Urban Land Development from Virginia Commonwealth University. The Board of Directors selected Mr. Olander to serve as a director because he serves as our Chief Executive Officer and has previously served as the president and chief financial officer of a publicly traded apartment REIT. Mr. Olander has expansive knowledge of the real estate and multi-family housing industries and relationships with chief executives and other senior management at real estate, multi-family development and investment companies, as well as financial lending institutions. The Board of Directors believes that Mr. Olander brings strong operational and financial expertise to the board

Andrea R. Biller, age 63, has been a director since June 2008 and previously served as the Secretary of our company from April 2009 to October 2010 and from January 2006 until February 2009. She served as the General Counsel of Grubb & Ellis REIT Advisor from December 2005 until October 2010. Ms. Biller served as the General Counsel, Executive Vice President and Secretary of Grubb & Ellis Company, our former sponsor, from December 2007 until October 2010, having served in various capacities within the organization from March 2003 until October 2010, including serving as the Executive Vice President and Secretary of Grubb & Ellis Equity Advisors, LLC and as the Secretary of Grubb & Ellis Residential Management, Inc. She served as the

President of Grubb & Ellis Apartment Management, LLC from January 2010 until October 2010. Ms. Biller also served as the Executive Vice President and Secretary of Grubb & Ellis Healthcare REIT II, Inc. (now known as Griffin-American Healthcare REIT II, Inc.) from January 2009 until October 2010 and the Executive Vice President and Secretary of Grubb & Ellis Healthcare REIT, Inc. (now known as Healthcare Trust of America, Inc.) from April 2006 until July 2009. Ms. Biller practiced as a private attorney specializing in securities and corporate law from 1990 to 1995 and 2000 to 2002. She practiced at the Securities and Exchange Commission, or SEC, from 1995 to 2000, including two years as special counsel for the Division of Corporation Finance. Ms. Biller received a B.A. degree in Psychology from Washington University, an M.A. degree in Psychology from Glassboro State University and a J.D. degree from George Mason University School of Law, where she graduated with distinction. Ms. Biller is a member of the California and Virginia State Bar Associations and the District of Columbia Bar Association. The Board of Directors selected Ms. Biller to serve as a director because she has served in various executive capacities with Grubb & Ellis Company, our former sponsor, and has also served as an executive officer of numerous other non-traded REITs and real estate investment programs. She has significant knowledge of, and relationships within, the real estate and non-traded REIT industries, as well as governmental and regulatory authorities due in part to the years she worked at the SEC and as legal counsel to many companies. The Board of Directors believes that her legal and executive experience will bring a unique and valuable perspective to the board.

Glenn W. Bunting, Jr., age 68, has been an independent director since December 2005. He was President of American KB Properties, Inc., which developed and managed shopping centers, from 1985 until mid-2010. He has been President of G. B. Realty Corporation, which brokers shopping centers and apartment communities, since 1980. Mr. Bunting is a current director of Apple REIT Seven, Inc. and Apple REIT Eight, Inc., where he also serves on the audit, executive and compensation committees of each board. From 2005 until May 2007 and 2005 until October 2007, Mr. Bunting also served as a director and member of the executive and compensation committees of Apple Hospitality Two, Inc. and Apple Hospitality Five, Inc., respectively. Apple Hospitality Two, Inc. and Apple Hospitality Five, Inc. were sold in May 2007 and October 2007, respectively. He also previously served as a director of Cornerstone from 1993 to 2005, where he served on that company’s audit committee, executive compensation committee and special committee. Cornerstone listed on the New York Stock Exchange in 1997 and was merged into Colonial Property in 2005. Mr. Bunting received a B.S. degree in Business Administration from Campbell University. The Board of Directors selected Mr. Bunting to serve as a director due to his knowledge of the real estate and publicly registered non-traded and traded REIT industries and his service on the boards of directors of several non-traded and traded REITs. The Board of Directors believes that Mr. Bunting’s publicly registered non-traded and traded REIT experience will result in assisting us in developing our long-term strategy.

Robert A. Gary, IV, age 59, has been an independent director since December 2005. He is the chairperson and financial expert for our company’s audit committee. In 1978, Mr. Gary co-founded Keiter, Stephens, Hurst, Gary & Shreaves, PC, the largest CPA firm headquartered in Richmond, Virginia, where he has worked since its formation. His accounting practice focuses on general business consulting, real estate construction, development and management, employee benefits, executive compensation, estate planning and administration. Mr. Gary provides insights and opportunities to clients in a variety of industries, including real estate, estates, trusts and foundations, private venture capital investors, manufacturing, distribution, and professional services. Mr. Gary previously served as a director of Cornerstone, from 2003 to 2005, where he also served as chairman of that company’s audit committee and special committee. Cornerstone was merged into Colonial Property in 2005. He received a B.S. in Accounting from Wake Forest University and an M.B.A. from the University of Virginia’s Darden School. Mr. Gary is a Certified Public Accountant, a Certified Information Technology Professional, a Chartered Global Management Accountant, and a member of the American Institute of Certified Public Accountants and the Virginia Society of Certified Public Accountants. The Board of Directors selected Mr. Gary to serve as a director due to his financial and accounting expertise, particularly in the apartment REIT industry. The Board of Directors believes that his experience as a partner at a public accounting firm, as well as his previous role as a director and audit committee chairman of a publicly traded apartment REIT, will bring value to the Board of Directors.

Robert A.S. Douglas, age 43, has been an independent director since August 2012. Mr. Douglas is Managing Director, Real Estate Investments for OPSEU Pension Trust (“OPTrust”). He is also President of OPTrust Realty Inc., OPTrust’s wholly owned real estate subsidiary. With assets in excess of $14 billion CAD, OPTrust invests and manages one of Canada’s largest pension funds and administers the OPSEU Pension Plan, a defined benefit plan with almost 84,000 members and retirees. Mr. Douglas joined OPTrust in 2004 to develop and implement a real estate investment strategy. He is responsible for an internal investment team of eight people currently managing a real estate portfolio valued at $2.1 billion CAD with assets in Canada, the United States, and other international markets. From 1998 to 2004, Mr. Douglas held the positions of Associate Portfolio Manager and Portfolio Manager, Real Estate for the Healthcare of Ontario Pension Plan (“HOOPP”). Mr. Douglas holds an Honors Bachelor of Arts Degree in Geography (Urban Development) from the University of Western Ontario in London, Ontario and is a Chartered Financial Analyst. Mr. Douglas also currently serves on the Board of Directors of the Timbercreek Senior Mortgage Investment Corporation, a closed-end mortgage investment company (TSX-MTG). The Board of Directors elected Mr. Douglas to serve as a director of the company because of his real estate industry experience in the United States and abroad.

Ronald D. Gaither, age 55, has been an independent director since June 2012. Mr. Gaither joined Green Bear Real Estate Capital, LLC in 2009 as its managing partner. Green Bear Real Estate Capital provides investment advisory services and arranges debt and equity capital for real estate projects. From 1999 until 2008, Mr. Gaither served as Executive Vice President and Chief Operating Officer for Arbor Commercial Mortgage, LLC. Arbor and its affiliates provided commercial and multifamily mortgages through Fannie Mae, FHA and conduit securitization. Arbor Commercial Mortgage, LLC also manages a publicly traded REIT, Arbor Realty Trust, which provides bridge loans, mezzanine debt and preferred equity for commercial real estate projects. Mr. Gaither was Senior Credit Officer for PNC Mortgage Corporation, or PNC, located in Chicago, Illinois from 1997-1998. While at PNC, he was appointed to the Freddie Mac lender advisory board, PNC Mortgage Asset Liability Management Committee, and served on the board of directors for PNC Captive Reinsurance Corporation. Mr. Gaither joined Amerin Guaranty Corporation, which operates as a mortgage guaranty insurer, in 1996 until 1997 as Senior Operations and Risk Manager. From 1990-1996, Mr. Gaither was a Senior Vice President with Prudential Home Mortgage Corporation. He was appointed Corporate Treasurer of Prudential Home Mortgage in 1991 where he arranged and managed a $1.0 billion syndicated credit facility. In 1994 he was appointed Senior Credit Policy Officer and was responsible for working with the rating agencies Fannie Mae, Freddie Mac and private securities investors on all credit policy issues. Mr. Gaither is a graduate of Winston-Salem State University with a degree in Business Administration. He earned a Masters of Management degree from the Kellogg Graduate School of Management at Northwestern University. Mr. Gaither is also on the board of directors for FirstCity Bank of Commerce in North Palm Beach, Florida, and has served on the advisory board for the Sam Zell Real Estate Institute at the Wharton Graduate School and on the board of directors of the Real Estate Executive Counsel.

Edward M. Kobel, age 55, has been an independent director since August 2012. Mr. Kobel is a co-founder of and serves as the President and Chief Operating Officer of DeBartolo Development, LLC (“DeBartolo Development”), a real estate investment firm, which holds $1.8 billion in developments and land, since 2003, and is responsible for the company’s strategy, execution and capitalization. Mr. Kobel also co-founded the Community Reinvestment Partners, a fund that intends to invest into value added real estate in the states of North Carolina, South Carolina, Georgia, Florida and Alabama, and the DeBartolo Community Retail Fund L.P., which is a national fund to acquire value added retail nationwide. Prior to overseeing DeBartolo Development, Mr. Kobel served as a partner of Fortis Advisors, an affiliate company of the DeBartolo Property Group, where he managed $600 million in real estate projects. Before joining Fortis Advisors, Mr. Kobel founded Trinity Development, which was primarily engaged in new retail development as well as value-added shopping center redevelopment and completed over $300 million in retail development. Throughout his professional career, Mr. Kobel has been a champion of charitable causes, devoting his time and leadership to multiple non-profit organizations and was awarded the Outstanding Professional and Community Citizenship award from Tampa Mayor Pam Lorio. Mr. Kobel is the chairman of LIFEWORK Leadership, a leadership development program that provides ethical leadership training for business and community leaders, and sits on the board of several non-profit organizations. The Board of Directors selected Mr. Kobel to serve as a director because of his strong real estate and financial expertise.

Michael Salkind, age 45, has been a director since August 2012. Mr. Salkind is the Co-Managing Director of Elco Holdings Ltd. (Tel Aviv Stock Exchange) (“Elco”), one of the largest Israel conglomerates with global operations, since December 1, 1999, and a member of its Board of Directors since October 5, 2011. He is also the chairman of the board of directors of Electra Ltd. (Tel Aviv Stock Exchange), Elco’s group of companies for construction and infrastructure, since May 30, 2010 and a member of the board of directors since July 7, 2008. Mr. Salkind is also a member of the board of directors of various other Elco affiliates, including Electra Consumer Products (1970) Ltd. (Tel Aviv Stock Exchange) since December 1997. Electra Real Estate Ltd. (Tel Aviv Stock Exchange) since July 2004, Elco North America, Inc. since April 2008 and Elco North America II, Inc. since December 2012. He received a BS in Business Administration from Boston University and an MBA from Columbia University in New York City. We believe that Mr. Salkind’s current experience as the co-managing director of Elco Holdings and the chairman of the board of directors of Electra Ltd., as well as his membership to the board of directors of the various other Elco affiliates and his significant real estate acquisition experience make him well qualified to serve on our Board of Directors.

Our Board of Directors recommends a vote FOR ALL NOMINEES for election as directors.

EXECUTIVE OFFICERS

Information regarding our executive officers is set forth below. For biographical information regarding Mr. Olander, our Chief Executive Officer, see “— Information about Director Nominees” above.

Gustav G. Remppies, age 52, has served as the Chief Administrative Officer of our company since April 2013, having previously served as the president of our company during the period from March 2010 until April 2012. From November 2010 until August 2012, Mr. Remppies served as the Secretary of our company, and from December 2005 until March 2010, as its Executive Vice President and Chief Investment Officer. Mr. Remppies has also been a managing member of our Former Advisor since January 2006. Mr. Remppies served as the Executive Vice President and Chief Investment Officer of Grubb & Ellis REIT Advisor from December 2005 until November 2010. Mr. Remppies served in various capacities with Grubb & Ellis Company or its affiliates from December 2005 until November 2010, including Executive Vice President of Grubb & Ellis Residential Management, Inc. From 1995 to 2003, Mr. Remppies served as Senior Vice President of Acquisition of Cornerstone, and from 2003 to April 2005, served as its Executive Vice President and Chief Investment Officer. As such, he was responsible for all acquisitions, dispositions, financing and development for Cornerstone. During this tenure, Mr. Remppies oversaw the acquisition and development of approximately 23,000 apartment units. In addition, he oversaw the placement of over $500 million in debt, both secured and unsecured, with a variety of lenders. Mr. Remppies received a B.S. degree in Business Administration from the University of Richmond.

James G. Miller, age 46, has served as the Chief Financial Officer of our company since April 2013. Mr. Miller has over 24 years of accounting and finance experience. From January 2005 to April 2013, Mr. Miller served as the Chief Financial Officer for Elco Landmark Residential Holdings, LLC, which engages in the rental of residential apartment communities in the southeast, and is a member of the Elco Holdings family of companies and a subsidiary of ELCO Holdings, LTD, an Israel publicly traded company. From October 2000 until December 2004, Mr. Miller served as VP of finance for WRH Income Properties, Inc., a privately owned full-service multifamily property management company, which had multifamily assets totaling $300 million. From August 1997 to October 2000, Mr. Miller served as Controller for Inacom Information Systems, a Delmarva-based technology solutions provider, where he was responsible for the financial operations of the southeast division, which had annual revenues of $2 billion. In addition, from January 1994 to August 1997, he served as Manager of Accounting and Finance for Total Tire Care, a retail entity, which grew into a 700-store chain located in 13 states. Prior to that, he served as an auditor for Arthur Anderson, a Chicago based accounting firm, from August 1991 to January 1994, and NationsBank, a North Carolina based financial institution which subsequently merged to become Bank of America, from August 1989 to August 1991. Mr. Miller holds a Bachelor of Science degree in Finance from Florida State University and a Masters in Business Administration (Accounting) from the University of South Florida. He is also a Certified Public Accountant.

B. Mechelle Lafon, age 42, has served as the Assistant Chief Financial Officer of our company since April 2013, having previously served as the Chief Financial Officer from June 2011 until April 2013. Ms. Lafon also acts as the Secretary and Treasurer of our Company. Ms. Lafon served as our controller from December 6, 2010 until June 2011. Prior to joining our company, from 1999 to June 2008, Ms. Lafon worked at UDR, Inc., or UDR, formerly United Dominion Realty Trust, Inc., and from June 2001 to June 2008, she served as UDR’s corporate controller, supervising the corporate accounting, financial reporting and payroll departments. From 1996 to 1999, Ms. Lafon was on the audit staff of Keiter, Stephens, Hurst, Gary & Shreaves, P.C. From 1994 to 1996, she was the senior internal auditor of First Virginia Bank, Inc. Ms. Lafon is a Certified Public Accountant and holds a bachelor’s degree in business administration from James Madison University.

Elizabeth Truong, age 41, has served as Chief Investment Officer of our company since April 2013. From July 2008 to April 2013, Ms. Truong served as Chief Investment Officer of Elco Landmark Residential Holdings, LLC. From June 2003 to July 2008, she also served as the Chief Investment Officer for Landmark Residential, which was majority purchased by Elco Landmark Residential. In such capacity, she negotiated and closed the acquisition of over 70 real estate assets valued at more than $1.4 billion dollars and over 20,000 residential units. In addition, she was responsible for all financing for Elco Landmark Residential and handled all property dispositions. Her responsibilities included marketing, training, financial reporting, risk management, construction, and investor relations. Ms. Truong earned a bachelor’s degree from the University of Massachusetts Amherst and was a recipient of a full scholarship at Babson College for a Masters in Business Administration in Entrepreneurship.

CORPORATE GOVERNANCE

Director Attendance at Meetings of the Board of Directors

Our Board of Directors held 25 meetings during the fiscal year ended December 31, 2012. Each of our incumbent directors attended at least 75% of the aggregate total number of meetings of our Board of Directors held during the period for which he or she served as a director and of the aggregate total number of meetings held by all committees of our Board of Directors on which he or she served during the periods in which he or she served.

Director Attendance at Annual Meetings of Stockholders

Although we have no policy with regard to attendance by the members of our Board of Directors at our annual meetings, we invite and encourage the members of our Board of Directors to attend our annual meetings to foster communication between stockholders and our Board of Directors. Four of the then five members who served on our Board of Directors attended the 2012 Annual Meeting of Stockholders, and one director was present telephonically.

Contacting the Board of Directors

Any stockholder who desires to contact members of our Board of Directors may do so by writing to: Landmark Apartment Trust of America, Inc., Board of Directors, 4901 Dickens Road, Suite 101, Richmond, Virginia 23230, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of our Board of Directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by our Secretary to the Audit Committee for review.

Director Independence

We have a nine-member Board of Directors. Our charter provides that a majority of the directors must be “independent directors.” Three of our directors, Joseph G. Lubeck, Stanley J. Olander, Jr., and Michael Salkind, are not considered to be independent directors. Our six other directors qualify as “independent directors” as defined in our charter. As defined in our charter, the term “independent director” means a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the sponsor or the advisor by virtue of: (1) ownership of an interest in our sponsor, our advisor or any of their affiliates; (2) employment by our sponsor, our advisor or any of their affiliates; (3) service as an officer or director of our sponsor, our advisor or any of their affiliates; (4) performance of services, other than as a director, for us; (5) service as a director or trustee of more than three REITs organized by our sponsor or advised by our advisor; or (6) maintenance of a material business or professional relationship with our sponsor, our advisor or any of their affiliates. Each of our independent directors would also qualify as independent under the rules of the New York Stock Exchange and our Audit Committee members would qualify as independent under the New York Stock Exchange’s rules applicable to Audit Committee members. However, our stock is not listed on the New York Stock Exchange.

Board Leadership Structure; Independent Lead Director

Stanley J. Olander, Jr. serves as our Chief Executive Officer and since August 2012, Joseph G. Lubeck has been acting as the Executive Chairman of the Board of Directors. The independent directors believe that it is in our best interest to retain flexibility in determining whether to separate or combine the roles of Chief Executive Officer and Chairman of the Board based on our circumstances. Accordingly, the roles of Chairman of the Board and Chief Executive Officer are currently separate. Our Board of Directors believes that at the current time this structure is best for the company as it allows our Chief Executive Officer to focus on the company’s strategy, business and operations, while enabling our Chairman of the Board to assist with board matters and serve as a liaison between the Board of Directors and the company’s management. The Board of Directors also believes that this leadership structure aids in the board’s oversight of risk and strengthens risk management.

In addition to the reasons enumerated above, our Board of Directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability. Our corporate governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, many members of senior management. These governance practices are reflected in our Code of Ethics and the Code of Ethics and Conflict of Interest Policy we have adopted. Some of the relevant processes and other corporate governance practices include:

•

A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full Board of Directors. The Audit Committee is comprised entirely of independent directors.

•	Each of our directors is elected annually by our stockholders.

On February 24, 2011, our Board of Directors elected Glenn W. Bunting, Jr. as our lead independent director. The lead independent director acts as a liaison between the independent directors and management and is responsible for working with management and our company’s financial advisors to explore strategic alternatives for our company.

Committees of Our Board of Directors

We have three standing committees of our Board of Directors: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. From time to time, our Board of Directors may establish other committees it deems appropriate to address specific areas in more depth than may be possible at a full Board of Directors meeting, provided that a majority of the members of each committee are independent directors.

Audit Committee.    Our Board of Directors has an Audit Committee, which must be comprised of a minimum of three individuals, a majority of whom are independent directors. Currently, the Audit Committee includes Messrs. Gary, Bunting, Douglas and Kobel, each of whom is an independent director. Mr. Gary is designated as the Audit Committee financial expert and serves as the Audit Committee chairman. In June 2008, the Audit Committee adopted a charter, which was attached as Appendix A to our proxy statement for the 2011 Annual Meeting of Stockholders. The Audit Committee charter can also be located on our website at http://www.landmarkapartmenttrust.com by clicking on “Investor Relations,” then by clicking on “Corporate

Governance” and then by clicking on “Audit Committee Charter.” The Audit Committee held five meetings during the fiscal year ended December 31, 2012. The Audit Committee is responsible for assisting our Board of Directors with oversight of:

•	the integrity of the company’s financial statements;

•	the company’s compliance with legal and regulatory financial disclosure requirements;

•	the independent auditor’s qualifications and independence; and

•	the performance of the company’s internal audit function and independent auditor.

Compensation Committee.    The Compensation Committee presently consists of Messrs. Bunting, Gaither, Gary and Kobel, with Mr. Gaither serving as its chairman. The Compensation Committee adopted a charter on August 9, 2012, a current copy of which is attached hereto as Appendix B. The Compensation Committee establishes salaries of our executive officers and the incentive compensation for our directors and employees. With respect to the processes and procedures for the consideration and determination of executive and director compensation, the Compensation Committee’s duties include, but are not limited to, reviewing the Company’s compensation philosophy, reviewing annually the corporate goals and objectives related to the compensation of executive officers, evaluating the performance of the executive officers in light of those goals, setting compensation levels of the executive officers, and reviewing and approving annually the compensation structure for the Company’s executive officers and the Board of Directors. Additionally, the Compensation Committee oversees the process for identifying and addressing any material risks related to these compensation policies and approves and authorizes the Company to enter into any employment agreements, severance arrangements, change in control provisions and other compensation-related agreements. All of the members of the Compensation Committee are independent directors. The Compensation Committee was created in August 2012 and did not hold any meetings during the fiscal year ended December 31, 2012.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee presently consists of Messrs. Bunting, Douglas and Gaither, and Ms. Biller, with Ms. Biller serving as its chairperson. The Nominating and Corporate Governance Committee adopted a charter on August 9, 2012, a current copy of which is attached hereto as Appendix C. Our Nominating and Corporate Governance Committee makes recommendations of nominations for directors and considers any stockholder nominations for director made in accordance with our bylaws. The Nominating and Corporate Governance Committee is also responsible for recommending corporate governance policies, leading the Board of Directors in its annual review of the Board of Directors’ performance, evaluating and resolving potential conflicts of interest and monitoring the Company’s compliance with corporate governance requirements of state and federal laws. All of the members of the Nominating and Corporate Governance Committee are independent directors. The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2012. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, our Nominating and Corporate Governance Committee, as well as our Board of Directors, in recommending director nominees, seeks a board composed of individuals who represent a mix of backgrounds, skills and experience in order to enhance the Board of Directors’ deliberations and discussions.

Director Nominations

Our Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board of Directors with skills and experience relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of our Board of Directors does not wish to continue in service or if our Nominating and Corporate Governance Committee decides not to nominate a member for re-election, our Board of Directors will review the desired skills and experience of a new nominee.

Our Nominating and Corporate Governance Committee will consider nominees for our Board of Directors recommended by stockholders. Notice of proposed stockholder nominations for our Board of Directors must be delivered in accordance with the requirements set forth in our bylaws and SEC Rule 14a-8 promulgated under the

Securities Exchange Act of 1934, as amended, or the Exchange Act. Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years and a representation that the nominating stockholder is a beneficial or record owner of our common stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. Nominations should be delivered to: Landmark Apartment Trust of America, Inc., Board of Directors, 4901 Dickens Road, Suite 101, Richmond, Virginia 23230, Attention: Secretary.

Qualified candidates for membership on our Board of Directors will be considered without regard to race, color, religion, gender, ancestry, national origin or disability. Our Board of Directors will review the qualifications and backgrounds of directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of our Board of Directors, and recommend the slate of directors to be nominated for election at the annual meeting of stockholders. We do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

Board of Directors’ Role in Risk Oversight

Our Board of Directors is actively involved in overseeing risks associated with our business strategies and decisions. This oversight is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees above, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

At the present time, we have determined that any risks from our compensation programs and policies are not reasonably likely to have a materially adverse effect on us. We believe that our compensation programs and policies mitigate risk by combining competitive salaries, discretionary and performance-based bonuses and equity incentives that align the interests of our executive officers and stockholders, thereby reducing the incentives to unnecessary risk taking. In addition, our Compensation Committee is responsible for assuring that our compensation structures for our executive officers reduce the incentives to excessive or unnecessary risk-taking.

Codes of Business Conduct and Ethics

We adopted the Code of Ethics, which contains general guidelines for conducting our business and is designed to help our senior management resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to our the Principal Executive Officer, Executive Chairman, Principal Financial Officer and Principal Accounting Officer or Controller, or persons performing similar functions. The Code of Ethics covers topics including, but not limited to conflicts of interest, policies and procedures for financial records and periodic reports, record retention, and compliance with laws and regulations.

We also adopted the Code of Ethics and Conflict of Interest Policy, which applies to our Executive Chairman of the Board of Directors, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Controller and persons performing similar functions and all members of our Board of Directors. The Code of Ethics and Conflict of Interest Policy covers topics including, but not limited to, conflicts of interest, record keeping, confidentiality of information, disclosure and compliance, and reporting illegal behavior.

The Code of Ethics may be located on our website at http://www.landmarkapartmenttrust.com by clicking on “Investor Relations” and then by clicking on “Code of Ethics.” Stockholders may request a copy of both codes, which will be provided without charge, by writing to: Landmark Apartment Trust of America, Inc., 4901 Dickens Road, Suite 101, Richmond, Virginia 23230, Attention: Secretary. If, in the future, we amend, modify or waive a provision in either code, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website, as necessary.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Our compensation discussion and analysis discusses the total compensation for our named executive officers during 2012. The discussion and analysis below will describe to our current stockholders and potential investors, our overall compensation philosophy, objectives and practices. Our compensation philosophy and objectives generally apply to all of our employees. However, we may limit the availability of some of our compensation programs (such as retirement plans and health and welfare plans) to comply with regulatory requirements.

Prior to June 2011, all of our executive officers were employees of our external advisor and/or its affiliates and were compensated by those entities for their services to us. In June 2011, we hired Ms. Lafon, our Assistant Chief Financial Officer, but remained primarily externally managed until the Recapitalization Transaction in August 2012 when we internalized our management functions. In connection with the Recapitalization Transaction, we entered into employment agreements with the following executive officers: Mr. Lubeck, Mr. Olander, Mr. Remppies and Ms. Lafon. In addition, we have also entered into employment agreements with James Miller, who was appointed as our Chief Financial Officer in April 2013, and Elizabeth Truong, who was appointed as the Chief Investment Officer of our company in April 2013. Each of these agreements was the result of negotiations between our Board of Directors and the respective executive officer. To date, we have not undertaken a formal study or benchmarking to determine whether the compensation paid to our named executive officers is competitive with that of other similar companies.

In August 2012, our Board of Directors appointed a Compensation Committee, comprised solely of independent directors, to discharge the Board of Directors’ responsibilities relating to the establishment, administration and oversight of our policies, programs and procedures for the annual and long-term compensation of our executive officers, and to administer our employee benefit plans. Mr. Gaither is the chairman of the Compensation Committee.

Our compensation programs and policies focus mainly on retaining and attracting employees necessary to operate and grow our business. Our compensation philosophy is that compensation for all employees, including our named executive officers, should be:

•	fair and equitable when viewed both internally and externally;

•	competitive in order to attract and retain the best qualified individuals; and

•	aligned with performance.

Through our Compensation Committee, we intend to design our compensation programs to reflect each of these characteristics. The compensation packages of our named executive officers primarily consist of an annual base salary, annual cash or incentive awards and equity incentive awards. The performance-based incentives (tied to the satisfaction of performance goals to be established by the Compensation Committee) will seek to reward both short-term and long-term results and to align the interests of our executive officers and other participants with the interests of our stockholders. Generally, our equity compensation is in the form of LTIP Units, which represent interests in the operating partnership that are structured as a profits interest in the operating partnership. Our Executive Chairman, Mr. Lubeck, is eligible to participate in any annual bonus compensation at a level and on terms determined by the Compensation Committee in its discretion. Mr. Olander and Mr. Remppies, who serve as our Chief Executive Officer and our Chief Administrative Officer, respectively, each have a target annual cash performance bonus equal to 100% of their respective annual base salary, subject to approval of any such bonus by our Compensation Committee in its discretion. Mr. Miller, our Chief Financial Officer, and Ms. Truong, our Chief Investment Officer, are entitled to bonuses or incentive compensation as determined by our Compensation Committee. Our Assistant Chief Financial Officer, Ms. Lafon, has a target annual cash performance bonus equal to a percentage of her annual base salary as determined by the Compensation Committee in its discretion. We believe that leaving the annual cash and other target performance bonus to the determination of our Compensation Committee acts to further align the interests of our executive officers with those of our stockholders.

What are our overall compensation philosophy and objectives?

The main objective of our executive officer compensation program is to retain and attract employees necessary to operate and grow our business and to align the interests of our executive officers with the interests of stockholders. To achieve this alignment, we must attract and retain individuals with the appropriate expertise and leadership ability, and we must motivate and reward them to build long-term stockholder value. We and our competitors recruit from a limited pool of resources for individuals who are highly experienced, successful and well rewarded. Accordingly, we will seek to design our executive officer compensation program to link annual and long-term cash and equity incentives to the achievement of measurable corporate and individual performance objectives and to align executive officers’ interest with stockholder value creation. To achieve these objectives, the Compensation Committee intends to review and approve corporate goals and objectives relevant to the compensation of our executive officers, to evaluate executive officer performance in light of those goals and to set executive officer compensation levels based on this evaluation. The Compensation Committee intends to set executive compensation programs to be competitive with other REITs, taking into account individually each component of compensation. Additionally, the Compensation Committee is authorized to engage independent third party compensation and legal advisors to obtain advice and assistance on all matters related to executive compensation, and intends to engage an external compensation consultant during 2013 to advise the Compensation Committee regarding matters related to executive and director compensation and to assist the Compensation Committee with the establishment of performance goals. The company did not utilize an external compensation consultant in 2012.

The Compensation Committee intends for each component and the aggregate of the compensation program to be competitive and to address the Compensation Committee’s general underlying philosophy and policies for executive officer compensation:

•	to align the financial interests of the executive officers with those of our stockholders, both in the short and long term;

•	to provide incentives for achieving and exceeding annual and long-term performance goals;

•	to attract, retain and motivate highly competent executives by providing total compensation that is competitive with compensation at other REITs and real estate companies;

•	to reward superior corporate and individual performance achieved through ethical leadership; and

•	to appropriately reward executive officers for creating long-term stockholder value and returns.

Our Compensation Committee will evaluate the effectiveness of its compensation programs by reviewing our performance as a whole and the performance of individual officers. In doing so, the Compensation Committee will take into account our strategy as annually presented to our Board of Directors, the total return being obtained by our stockholders as well as the return being earned by the stockholders of our peers, our fiscal performance both annually and for longer-term periods, as well as the executive officer’s individual goals. To the extent that the Compensation Committee believes that changes to compensation programs are warranted, it will make changes to the plans as appropriate with respect to long-term equity incentive plans, and annually with respect to annual bonus plans.

Our Compensation Committee will evaluate the risks and rewards associated with our overall compensation philosophy and structure. Management will discuss with the Compensation Committee the systems that have been put in place to identify and mitigate, as necessary, potential risks. With respect to specific elements of our current compensation program, we believe that:

•	Base salary does not encourage risk-taking as it is a fixed amount.

•

Performance goals will be set to avoid creating incentives for excessive risk-taking and their achievement will not automatically entitle management to formulaic cash bonuses or equity awards, which will be at the discretion of the Compensation Committee.

•

Our incentive plans are designed to reward achievement of short-term performance metrics, which will be set based on factors described above. Through a combination of plan design and Board of Directors and management procedures, our Compensation Committee believes that undue risk-taking is mitigated.

Results from the 2012 Annual Meeting Non-Binding Vote on Executive Compensation

At our 2012 Annual Meeting, the ballot included our first non-binding, advisory vote on the compensation of our named executive officers, commonly known as “Say-on-Pay.” The vote was advisory only, and therefore, not binding on the company, the Compensation Committee or our Board of Directors. The overwhelming majority of the votes cast voted “FOR” the compensation of the Assistant Chief Financial Officer, who was our only paid executive officer during 2011 and acted as our Chief Financial Officer as of such date, as disclosed in the Proxy Statement for the 2012 Annual Meeting of Stockholders. The stockholders also determined, by non-binding vote, that the advisory vote on the compensation paid to the executive officers of the company should occur every three years. In accordance with the voting results on this advisory proposal, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every three years.

What is our executive officer compensation program designed to reward?

Our compensation program is designed to reward our executive officers when they achieve our annual business goals, build stockholder value and maintain long-term careers with us. We reward these three aspects so that the team will make balanced annual and long-term decisions that result in consistent financial performance, innovation and collaboration.

What are the elements of our executive officer compensation program and why do we provide each element?

We have a straightforward compensation program. The three main elements are salary, annual cash incentives and long-term equity incentives. Each of these elements helps us attract and retain executive officers and the specific purposes of each of them are identified in the descriptions that follow.

Base Salary.    We provide an annual salary to each executive officer as an economic consideration for each person’s level of responsibility, expertise, skills, knowledge and experience. The 2012 base salaries for our named executive officers are set forth in the “Summary Compensation Table” below.

Annual Cash Incentives.    The annual incentives are a part of our executive officers’ annual compensation and one component of variable compensation. We may or may not award an annual bonus, and the amount of any award will vary with our performance and individual considerations. Our Compensation Committee, in consultation with management, is responsible for determining the qualitative and other individual corporate performance factors that will be taken into account when awarding cash incentives.

Long-Term Equity incentives.    We provide equity incentives in the form of stock-based compensation, which has consisted of LTIP Units. We offer stock-based compensation as an incentive to build long-term stockholder value, to align the interest of executive officers and stockholders, and to retain executive officers through what we hope will be long-term wealth creation in the value of their equity holdings, which may have vesting provisions that encourage continued employment. We also encourage stock ownership which we regard as important for commitment, engagement and motivation.

Perquisites.    Other payments or benefits in the form of perquisites are not a significant component of executive compensation. The company pays 100% of the premium cost of its health, dental and certain other coverage provided to the executive officers. Our general policies applicable to all employees govern paid vacation and other time off.

Employment Agreements.    We have employment agreements with Mr. Olander, our Chief Executive Officer, Mr. Lubeck, our Executive Chairman, Mr. Remppies, our Chief Administrative Officer, Mr. Miller, our Chief Financial Officer, Ms. Truong, our Chief Investment Officer, and Ms. Lafon, our Assistant Chief Financial Officer. The material terms of the employment agreements and the amounts payable are described in the “Executive Compensation” section of this proxy statement under the subheading “Employment Agreements and Potential Payments Upon Termination or Change in Control” on page 34 of this proxy statement.

Change of Control Provisions.    The employment agreements with our executive officers contain change in control provisions. These provisions are described in the “Executive Compensation” section of this proxy statement under the subheading “Employment Agreements and Potential Payments Upon Termination or Change in Control on page 34 of this proxy statement.

How do we determine the amount for each element of executive officer compensation?

General Philosophy.    We believe the levels of compensation we provide should be competitively reasonable and appropriate for our business needs and circumstances. We intend to consider competitive compensation practices and relevant factors with the assistance of an external compensation consultant. We believe this will enable us to respond to dynamics in the labor market and will provide us with flexibility in maintaining and enhancing our executive officers’ engagement, focus, motivation and enthusiasm for our future.

Process.    We consider many factors in determining appropriate compensation levels for each executive officer. These considerations may include:

•	our analyses of competitive compensation practices;

•	the Compensation Committee’s evaluation of the executive officers;

•	individual performance and contributions to performance goals which could include, but are not limited to funds from operations growth and total stockholder return growth;

•	company performance, including comparisons to market;

•	operational management, such as project milestones and process improvements;

•	internal working and reporting relationships and our desire to encourage collaboration and teamwork among our executive officers;

•	individual expertise, skills and knowledge;

•	leadership, including developing and motivating employees, collaborating within the company, attracting and retaining employees and personal development; and

•	labor market conditions, the need to retain and motivate, the potential to assume increased responsibilities and the perceived long-term value to the company.

We do not have a pre-defined framework that determines which of these factors may be more or less important, and the emphasis placed on specific factors may vary among the executive officers. Ultimately, it is the Compensation Committee’s judgment of these factors along with competitive data that will form the basis for determining the Chief Executive Officer’s compensation. The Compensation Committee and the Chief Executive Officer follow a similar practice to determine the basis of the other executive officers’ compensation.

Tax considerations.    A goal of the Compensation Committee is to comply with the requirements of the Internal Revenue Code Section 162(m), which limits us to a deduction for federal income tax purposes of no more than $1 million of compensation paid to our executive officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation.” The Compensation Committee believes it is appropriate to take into account the $1 million limit on the deductibility of executive compensation and to seek to qualify executive compensation awards as performance-based compensation excluded from the $1 million limit. However, our Board of Directors may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for our executive officers.

Role of our executive officers in compensation decisions.    Our Board of Directors has relied to a large extent on input from our Chief Executive Officer in connection with its approval of our current executive compensation program. All compensation related to our Chief Executive Officer has been approved by our full Board of Directors, which ultimately has responsibility for approving the compensation of the Chief Executive Officer.

Annual Cash Bonus/Short-Term Incentives.    The annual cash incentive bonuses are intended to compensate executive officers for achieving our annual financial goals at corporate and business unit levels. The Compensation Committee believes that this feature of compensation will motivate executive officers to strive to attain our annual goals. As stated above, the Compensation Committee intends to engage an external compensation consultant to assist in setting appropriate performance metrics to base these annual awards on and to ensure that actual performance results will likely be superior to peer performance.

Equity Incentive Compensation.    Equity-based plans provide for longer-term incentives that both align executive officer performance with our long-term goals and offer a retention component to the compensation package. The Compensation Committee believes that having executive officers who are significant stockholders helps to better align their interests with that of other stockholders. In determining the long-term compensation incentive component of our executive officers, the Compensation Committee will consider the company’s performance and relative stock-holder return, the value of similar incentive award to executive officers at comparable companies, and the awards given to the executive officers in past years.

During 2012, our Board of Directors approved the 2012 Incentive Plan (the “2012 Plan”), which is intended to assist the company and its affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the company and its affiliates and to associate their interests with those of the company and its stockholders. The 2012 Plan is also intended to complement the purposes and objectives of the 2006 Award Plan, or the 2006 Plan, through the grant of “other equity-based awards” under the 2012 Plan.

The employment agreement with our Executive Chairman provides that the terms of the equity bonus compensation will be determined by our Compensation Committee. The employment agreements with our Chief Executive Officer and our Chief Administrative Officer provide that the initial annual equity compensation award target for each executive officer will be an LTIP Award under the 2012 Incentive Plan in an amount equal to 100% of the executive officer’s respective salary, subject to such vesting or forfeiture restrictions as the Compensation Committee determines. The employment agreement with each of our Chief Financial Officer and our Chief Investment Officer entitle them to incentive compensation as determined by our Compensation Committee. The employment agreement with our Assistant Chief Financial Officer provides that equity compensation awards will be subject to the executive’s achievement of performance criteria established annually by our Compensation Committee. Our Executive Chairman was awarded 22,040 LTIP Units under the 2012 Plan, our Chief Executive Officer was awarded 197,040 LTIP Units under the 2012 Plan and our Chief Administrative Officer was awarded 147,040 LTIP Units under the 2012 Plan for the year ended December 31, 2012. The LTIP Units were fully vested upon grant and were issued in connection with the execution of the employment contract of each such executive officer. Initially, the LTIP Units will not have full parity with the common units issued by our operating partnership with respect to liquidating distributions. Under the terms of the LTIP Units, our operating partnership will revalue its assets upon the occurrence of certain specified events, and any increase in valuation from the time of grant until such event will be allocated first to the holders of the LTIP Units to equalize the capital transaction of such holders with the capital accounts of holders of common units. Upon equalization of the capital accounts of the holders of LTIP Units with the other holders of common units, the LTIP Units will achieve full parity with the common units for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP Units may be converted into an equal number of common units at any time, and thereafter enjoy all the rights of common units, including the right to exchange such units for shares of our common stock. Participants receive dividends on the LTIP Units issued under the 2012 Plan.

Compensation Risk Assessment

As part of its oversight of our executive compensation program, the Compensation Committee considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile. In addition, the Compensation Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may increase the likelihood of excessive risk taking, to determine whether they present a significant risk to our company. The Compensation Committee believes that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the various components of our overall compensation program, taken as a whole, do not encourage excessive risk taking. The Compensation Committee believes that the risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on our company.

Conclusion

The Compensation Committee believes that the company’s executive leadership is a key element to its success and that the compensation package offered to the executive officers is a key element in attracting and retaining the appropriate personnel.

Although our Compensation Committee intends to engage in the future in a formal study or benchmarking to determine whether the compensation paid to our named executive officers is competitive, our Compensation Committee currently believes that their compensation is commensurate with their duties and level of experience, and complies with the company’s goals of retaining quality personnel to operate and grow the company’s business. Our Compensation Committee intends to review the performance of our named executive officers and their compensation on an annual basis.

The Compensation Committee will continue to develop, analyze and review its methods for aligning executive management’s long-term compensation with the benefits generated for stockholders and intends to engage an external compensation consultant to assist the Compensation Committee with such steps. The Compensation Committee believes the idea of creating ownership in the company helps align management’s interests with the interests of stockholders. The Compensation Committee has no pre-determined timeline for implementing new or ongoing long-term incentive plans. New plans will be reviewed, discussed and implemented as the Compensation Committee deems it is necessary or appropriate as a measure to incent, retain and reward our executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding the compensation earned in 2012 and 2011 by our named executive officers for services to us. No executive officers received compensation by the company prior to 2011.

Name and Principal Position	Year		Salary	Bonus	Stock Awards(7)	Option Awards	All Other Compensation(8)	Total
Joseph G. Lubeck(1)
Executive Chairman	2012	(2)	$96,154	$—	$179,626	$—	$2,755	$278,535
	2011		$—	$—	$—	$—	$—	$—
Stanley J. Olander(3)
Chief Executive Officer	2012	(2)	$115,385	$—	$1,605,876	$—	$28,079	$1,749,340
	2011		$—	$—	$—	$—	$—	$—
Gustav G. Remppies
Chief Administrative Officer(4)	2012	(2)	$96,154	$—	$1,198,376	$—	$22,762	$1,317,292
	2011		$—	$—	$—	$—	$—	$—
B. Mechelle Lafon(5)
Assistant Chief Financial Officer, Secretary and Treasurer	2012		$124,423	$2,500	$—	$—	$1,036	$127,959
	2011		$116,500	$—	$—	$—	$—	$116,500
David Carneal
Executive Vice President and Chief Operating Officer(6)	2012		$39,508	$—	$—	$—	$—	$39,508
	2011		—	—	—	—	—

(1)	Mr. Lubeck became the Executive Chairman of our company on August 3, 2012. Mr. Lubeck serves on our Board of Directors; however, he does not receive compensation for such role.

(2)	Represents information from August 3, 2012 until December 31, 2012. Prior to August 3, 2012, our executive officers, other than Ms. Lafon, did not receive compensation directly from us for services related to us.

(3)	Mr. Olander serves on our Board of Directors; however, he does not receive compensation in connection with such service.

(4)	Mr. Remppies served as our President until April 2013.

(5)	Ms. Lafon served as our Chief Financial Officer until April 2013.

(6)	Mr. Carneal left our company in October 2012.

(7)	The dollar amount reflected in the “Stock Awards” column represents the aggregate grant date fair value, computed in accordance with FASB ASC 718 Compensation — Stock Compensation, of grants of LTIP Units that vested immediately upon grant. The value of the LTIP Units is equal to $8.15 per unit, which is equivalent to the price per share of our common stock announced by our Board of Directors on August 3, 2012. Such price per share is based solely on the price per share established in connection with the Recapitalization Transaction pursuant to arm’s length negotiations.

(8)	All other compensation for our named executive officers for 2012 is described in the table below.

2012	Joseph G. Lubeck	Stanley J. Olander	Gustav G. Remppies	B. Mechelle Lafon	David Carneal
Distributions on LTIP Units	$2,755	$24,630	$18,380	—	—
Employee portion of medical	—	$3,449	$4,382	$1,036	—

Total	$2,755	$28,079	$22,762	$1,036	—

Grants of Plan Based Awards in 2012

The 2012 Plan is intended to assist our company and its affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of our company and its affiliates and to associate their interests with those of our company and stockholders.

The 2012 Plan is intended to complement the purposes and objects of our 2006 Plan, through the grant of “other equity-based awards” under the 2012 Plan.

The following table summarizes grants of plan-based awards made to our executive officers for 2012.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joseph G. Lubeck		—	—	—	—	—	—	22,040
Stanley J. Olander		—	—	—	—	—	—	197,040
Gustav G. Remppies		—	—	—	—	—	—	147,040
B. Mechelle Lafon		—	—	—	—	—	—	—
David Carneal		—	—	—	—	—	—	—

(1)	Represents number of LTIP Units issued under the 2012 Plan.

Outstanding Equity Awards at Fiscal Year End 2012

There were no outstanding equity awards held by our executive officers as of December 31, 2012.

Option Exercises and Stock Vested

The table below sets forth the number of LTIP Units vested during the fiscal year ended December 31, 2012 and the aggregate dollar amount realized on vesting. All LTIP Units granted vested immediately upon grant.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Stanley J. Olander	197,040	$1,605,876
Joseph G. Lubeck	22,040	$179,626
Gustav G. Remppies	147,040	$1,198,376
B. Mechelle Lafon	—	—
David Carneal	—	—

Employment Agreements and Potential Payments upon Change of Control

Effective as of August 3, 2012, we entered into employment agreements with Stanley J. Olander, our Chief Executive Officer, Gustav G. Remppies, our Chief Administrative Officer, and B. Mechelle Lafon, our Assistant Chief Financial Officer, as well as Joseph G. Lubeck, our Executive Chairman. Each agreement has an initial term expiring on December 31, 2016 and provides for automatic one-year extensions. Each employment agreement provides for, among other things:

•	an annual base salary which is subject to future increases from time to time at the discretion of our Board of Directors and the Compensation Committee;

•	eligibility for annual cash performance bonuses based on the satisfaction of performance goals to be established by the Compensation Committee;

•	participation in our equity incentive plans; and

•

participation in any group life, hospitalization or disability insurance plans, health programs, pension and profit sharing plans, relocation programs and similar benefits that may be available to our other senior executive officers.

If we terminate any of the executive officers’ employment for “cause” (as defined in the employment agreements), the executive officer will be entitle to receive his or her annual base salary and other benefits that have been earned and accrued prior to the date of termination, and any earned and accrued bonus and reimbursement of expenses incurred prior to the date of termination. However, if the executive is terminated for “cause” based on (i) a felony or misdemeanor conviction that brings the executive into disrepute or is likely to cause material harm to the Company, (ii) a felony or misdemeanor indictment involving moral turpitude that is not discharged or otherwise resolved within 18 months or (iii) an act of fraud, theft, dishonesty or breach of fiduciary duty related to the Company, its business or the performance of the executive’s duties, then the executive will not be entitled to receive his or her earned and accrued bonus.

If the executive officer resigns without “good reason” (as defined in the employment agreements), the executive officer will be entitled to receive his or her annual base salary and other benefits that have been earned and accrued prior to the date of termination and reimbursement of expenses incurred prior to the date of termination.

If we terminate the executive officer’s employment without cause or the executive officer resigns for good reason, the executive officer will be entitled to certain severance benefits, which include the following:

•

In each case, the executive officer will be entitle to receive his or her annual base salary and other benefits that have been earned and accrued prior to the date of termination, reimbursement of expenses incurred prior to the date of termination and any cash or equity bonus compensation that has been earned and accrued prior to the date of termination.

•

In the event we terminate the executive officer without cause or if the executive officer resigns for good reason, the executive officer will be entitled to receive a cash payment in an amount equal to one and one-half (1.5) times the sum of (i) the executive officer’s then-current annual base salary plus the greater of (ii) the annual cash bonus compensation most recently earned (whether or not paid) and the average annual cash bonus compensation actually paid for the last three full fiscal years.

•

In each case, we will reimburse the COBRA premium under its major medical health and dental plan, and the executive officer and his/her dependents will be entitled to receive continuing coverage under health, dental, disability and life insurance benefit plans at the same cost as payable by our other executives for a period of 18 months after the executive officer’s termination We will have no obligation to provide these continuing benefits if the executive officer becomes entitled to receive them from another employer.

•

In each case, all equity awards granted to the executive officer under our 2006 Plan, the 2012 Plan or any subsequent equity incentive plan approved by our Board of Directors will immediately vest, any forfeiture restrictions will immediately lapse and any target bonus performance criteria for the year in which such termination occurs will be treated as satisfied and, in the case of any options, will become vested and exercisable or, at the discretion of the Board of Directors, may be cashed out or cancelled.

Each employment agreement will provide that the executive officer or his estate will be entitled to certain benefits in the event of his death or disability. Specifically, each executive officer, or in the event of the executive officer’s death, his or her beneficiaries, will be entitled to receive:

•	the executive officer’s annual salary and other benefits that are earned and accrued under the employment agreement and the applicable benefit plans prior to the date of termination;

•	any cash or equity bonus compensation that has been earned and accrued prior to the date of termination;

•

immediate vesting of any unvested equity incentive awards, with any applicable performance criteria for the year in which such death or disability occurs being treated as satisfied, and any options will become vested and exercisable or, at the discretion of our board of directors, be cashed out or cancelled;

•	reimbursement for and/or continuing coverage under the company’s benefit plans for a period of 18 months after the executive officer’s termination; and

•	reimbursement for expenses incurred prior to the date of termination.

The employment agreements provide that, if a “change in control” (as defined in the employment agreements) occurs, all equity awards granted to the executive officer under the 2006 Plan, the 2012 Plan and any subsequent equity incentive plans approved by the Board of Directors will immediately vest (and the performance criteria will be treated as satisfied) and, if applicable, become exercisable. In addition, the employment agreements provide that the Company will indemnify the executive officer for any “parachute payment” as defined in Section 280G of the Internal Revenue Code for any excise tax liability, which would include our company’s payment of the excise tax liability as well as the income, excise tax and employment tax liability attributable to payment of the excise tax liability).

The estimated cash costs incurred under these agreements if we were to terminate each of the named executive officers as of December 31, 2012 are as follows:

Executive	Base Salary & Annual Incentive $	COBRA Premiums $	Total Cash Cost to Company $	Value of Accelerated Vesting of Equity Awards(1) $	Total Severance Payments $
Stanley J. Olander	450,000	18,324	468,324	—	468,324
Joseph G. Lubeck	375,000	—	375,000	—	375,000
Gustav G. Remppies	375,000	21,876	396,876	—	396,876
B. Mechelle Lafon	187,500	9,181	196,681	—	196,681

(1)	The table does not reflect equity units that would accelerate as the LTIP Units granted as compensation to certain of our named executive officers as of December 31, 2012 vested fully on the date of grant.

In April 2013, we appointed James Miller as our Chief Financial Officer and Elizabeth Truong as our Chief Investment Officer. The employment agreements with each of Mr. Miller and Ms. Truong are for a term of three years and expire on July 1, 2015, subject to automatic one-year term renewals. Each agreement provides the executive officer with an annual base salary of $300,000 and the payment of bonuses as determined by the board of directors. The employment agreements may be terminated by the company at any time and by the respective executive officer at any time by delivering notice to the company to be effective at least ten days but no more than 30 days after the date of such notice. If the company terminates the executive officer’s employment without cause (as defined in the applicable employment agreement), or the executive officer resigns for good reason (as defined in the applicable employment agreement), he or she will be entitled to severance in the amount of the executive’s then annual base salary plus certain health benefits.

Compensation Committee Interlocks and Insider Participation

Other than Messrs. Lubeck and Olander, no member of our Board of Directors served as an officer, and no member of our Board of Directors served as an employee, of our company or any of our subsidiaries during the fiscal year ended December 31, 2012. Other than Mr. Olander, Mr. Lubeck and Ms. Biller, no member of our Board of Directors formerly served as an officer of our company. In addition, during the fiscal year ended December 31, 2012, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Option/SAR Grants in Last Fiscal Year

No option grants were made to officers or directors for the year ended December 31, 2012.

Director Compensation

Pursuant to the terms of our director compensation program, our independent directors receive the following forms of compensation:

•	Annual Retainer. Our independent directors receive an annual retainer of $15,000.

•

Meeting Fees.    Our independent directors receive $1,000 for each Board of Directors meeting, Audit Committee meeting, Compensation Committee meeting, Nominating and Corporate Governance Committee Meeting and Related Party Transaction Committee meeting attended in person or by telephone, an additional $1,000 for the chairperson of the Related Party Transaction Committee, $500 for each committee meeting, attended in person or by telephone, an additional $2,000 to the Audit Committee chairman for each Audit Committee meeting attended in person or by telephone. If a Board of Directors meeting is held on the same day as a committee meeting, an additional fee will not be paid for attending the committee meeting, except to the Audit Committee chairman.

•

Equity Compensation.    Upon initial election to the Board of Directors, each independent director receives 1,000 shares of restricted common stock, and an additional 1,000 shares of restricted common stock upon his or her subsequent election each year. The shares of restricted common stock vest as to 20.0% of the shares on the date of grant and on each anniversary thereafter over four years from the date of grant

•

Other Compensation.    We reimburse our directors for reasonable out-of-pocket expenses incurred in connection with attendance at meetings, including committee meetings, of our Board of Directors. Our independent directors do not receive other benefits from us.

Messrs. Olander and Lubeck do not receive any compensation from us for their service as members of the Board of Directors.

The following table sets forth the compensation earned by our directors from us in 2012:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensations Earnings ($)	All Other Compensation ($)	Total ($)
Joseph G. Lubeck(3)	—	—	—	—	—	—	—
Stanley J. Olander(4)	—	—	—	—	—	—	—
Andrea R. Biller	51,500	10,000	—	—	—	—	61,500
Glenn W. Bunting, Jr.	80,000	10,000	—	—	—	—	90,000
Robert A.S. Douglas(5)	—	—	—	—	—	—	—
Ronald D. Gaither	17,655	—	—	—	—	—	17,655
Robert A. Gary, IV	61,500	10,000	—	—	—	—	71,500
Richard S. Johnson(6)	37,345	10,000	—	—	—	—	47,345
Edward M. Kobel	16,155	—	—	—	—	—	16,155
Michael Salkind(7)	—	—	—	—	—	—	—

(1)	Consists of the amounts earned described below:

Director	Role	Basic Annual Retainer ($)	Meeting Fees ($)
Joseph G. Lubeck	Executive Chairman of the Board and Director	—	—
Stanley J. Olander	Chief Executive Officer and Director	—	—
Andrea Biller	Chairman, Nominating and Corporate Governance Committee	15,000	36,500
Glenn W. Bunting, Jr.	Member, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee	15,000	65,000
Robert A.S. Douglas(5)	Member, Audit Committee and Nominating and Corporate Governance Committee	—	—
Ronald D. Gaither	Member, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee	6,155	11,500
Robert A. Gary, IV	Chairman of the Audit Committee and Member, Compensation Committee	15,000	46,500
Richard S. Johnson	(6)	8,845	28,500
Edward M. Kobel	Member, Audit Committee and Compensation Committee	6,155	10,000
Michael Salkind	Director	—	—

(2)	The amounts in this column represent the aggregate grant date fair value of the awards granted for the year ended December 31, 2012, as determined in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, Compensation – Stock Compensation, or ASC Topic 718.

(3)	Mr. Lubeck is affiliated with our company as its Executive Chairman of the Board of Directors.

(4)	Mr. Olander is affiliated with our company as its Chief Executive Officer.

(5)	Mr. Douglas does not receive compensation for his duties as a director of our company due to certain policies of his employer.

(6)	Mr. Johnson resigned as a director of our company on August 3, 2012.

(7)	Mr. Salkind does not receive compensation for his duties as a director of our company due to certain policies of his employer.

The following table shows the shares of our restricted common stock awarded to each director during the fiscal year ended December 31, 2012, and the aggregate grant date fair value for each award (computed in accordance with ASC Topic 718):

Director	Grant Date	Number of Shares of Restricted Common Stock	Full Grant Date Fair Value of Award ($)
Lubeck	—	—	—
Olander	—	—	—
Biller(1)	7/9/2012	1,000	10,000
Bunting(1)	7/9/2012	1,000	10,000
Douglas	—	—	—
Gaither	—	—	—
Gary(1)	7/9/2012	1,000	10,000
Johnson(1)(2)	7/9/2012	1,000	10,000
Kobel	—	—	—
Salkind	—	—	—

(1)	On July 9, 2012, in connection with their re-election, we granted an aggregate of 4,000 shares of restricted common stock to our independent directors and our directors who are not affiliated with our company and who served on the Board of Directors as of such time, of which 20.0% vested on the grant date and 20.0% will vest on each of the first four anniversaries of the date of the grant.

(2)	Mr. Johnson resigned as a director of our company on August 3, 2012.

The following table shows the aggregate number of nonvested shares of restricted common stock held by each director as of December 31, 2012:

Director	Number of Nonvested Shares of Restricted Common Stock
Lubeck(1)	—
Olander(2)	—
Biller(3)	1,400
Bunting(3)	2,000
Douglas	—
Gaither	—
Gary(3)	2,000
Johnson(3)(4)	—
Kobel	—
Salkind	—

(1)	Mr. Lubeck is affiliated with our company as Executive Chairman.

(2)	Mr. Olander is affiliated with our company as Chief Executive Officer.

(3)	On July 9, 2012, in connection with their re-election, we granted an aggregate of 4,000 shares of restricted common stock to our then independent directors and our directors who are not affiliated with our company and who served on the Board of Directors as of such time, of which 20.0% vested on the grant date and 20.0% will vest on each of the first four anniversaries of the date of the grant.

(4)	Mr. Jonson resigned as a director of our company on August 3, 2012

2006 Incentive Award Plan

We adopted our 2006 Plan, pursuant to which our Board of Directors, or a committee of our independent directors, may make grants of options and awards of shares of our restricted common stock, stock purchase rights, stock appreciation rights or other awards to our independent directors, employees and consultants. The maximum number of shares of our common stock that may be issued pursuant to our 2006 Plan, together with our 2012 Plan, is 2,000,000, subject to adjustment under specified circumstances.

Shares of restricted common stock may not be sold, transferred, exchanged, assigned, pledged, hypothecated or otherwise encumbered. Such restrictions expire upon vesting. Shares of restricted common stock have full voting rights and rights to dividends. For the years ended December 31, 2012, 2011 and 2010, we recognized compensation expense of $50,000, $30,000 and $25,000, respectively, related to the restricted common stock grants ultimately expected to vest, which has been reduced for estimated forfeitures. ASC Topic 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

As of December 31, 2012, 2011 and 2010, there was $44,000, $54,000 and $44,000, respectively, of total unrecognized compensation expense, net of estimated forfeitures, related to nonvested shares of restricted common stock. As of December 31, 2012, this expense was expected to be recognized over a remaining weighted average period of 2.63 years. As of December 31, 2011, this expense was expected to be recognized over a remaining weighted average period of 2.68 years. As of December 31, 2010, this expense was expected to be recognized over a remaining weighted average period of 2.89 years.

As of December 31, 2012, 2011 and 2010, the fair value of the nonvested shares of restricted common stock was $54,000, $66,000 and $54,000, respectively. A summary of the status of the nonvested shares of restricted common stock as of December 31, 2012, 2011 and 2010, and the changes for the years ended December 31, 2012, 2011 and 2010, is presented below:

	Number of Shares of Restricted Common Stock	Weighted Average Grant Date Fair Value
Balance — December 31, 2010	5,400	$10.00
Granted	4,000	$10.00
Vested	(2,800)	$10.00
Forfeited	—	$—
Balance — December 31, 2011	6,600	$10.00
Granted	4,000	$10.00
Vested	(5,200)	$10.00
Forfeited	—	$—
Expected to vest — December 31, 2012	5,400	$10.00

Amendment and Termination of our 2006 Plan

The Board of Directors may not, without stockholder approval given within 12 months of our Board of Directors’ action, amend our 2006 Plan to increase the number of shares of our common stock that may be issued pursuant to our 2006 Plan.

The Board of Directors may terminate our 2006 Plan at any time. Our 2006 Plan will be in effect until terminated by the Board of Directors. However, in no event may any award be granted pursuant to our 2006 Plan after ten years following our 2006 Plan’s effective date. Except as indicated above, the Board of Directors may modify our 2006 Plan from time to time.

2012 Incentive Award Plan

The 2012 Plan is intended to assist the company and its affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the company and its affiliates and to associate their interests with those of the company and its stockholders. The 2012 Plan is also intended to complement the purposes and objectives of the 2006 Plan through the grant of “other equity-based awards” under the 2012 Plan.

Eligibility.    All employees of the company or any subsidiary of the company and any member of the Board of Directors is eligible to participate in the 2012 Plan. In addition, any other individual who provides significant services to the company or a subsidiary of the company (including an individual who provides services to the company or a subsidiary of the company by virtue of employment with, or providing services to, the operating partnership) is eligible to participate in the 2012 Plan if the administrator, in its sole discretion, determines that the participation of such individual is in the best interest of the Company.

Share Authorization.    The maximum aggregate number of shares of the company’s common stock that may be issued under the 2012 Plan, together with the number of shares issued under the 2006 Plan, is 2,000,000 shares of common stock. Other equity-based awards that are LTIP Units will reduce the maximum aggregate number of shares of common stock that may be issued under the 2012 Plan on a one-for-one basis (i.e., each such unit shall be treated as an award of common stock).

Reallocation of Shares.    If any award or grant under the 2012 Plan (including LTIP Units) or the 2006 Plan expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of common stock, then any common stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units shall be available for the grant of additional other equity-based awards and other awards under the 2006 Plan. Any common stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any other equity-based award under the 2012 Plan will not reduce the number of shares of common stock available under the 2012 Plan or the 2006 Plan.

Other Equity-Based Awards; LTIP Units.    The administrator may grant other equity-based awards under the 2012 Plan, including LTIP Units. Other equity-based awards are payable in cash, shares of common stock or other equity, or a combination thereof, as determined by the administrator. The terms and conditions of other equity-based awards are determined by the administrator.

Amendment; Duration.    The Board of Directors may amend or terminate the 2012 Plan at any time; provided, however, that no amendment may adversely impair the rights of participants with respect to outstanding other equity-based awards, including holders of LTIP Units. In addition, an amendment will be contingent on approval of the company’s stockholders if the amendment would materially increase the aggregate number of shares of common stock that may be issued under the 2012 Plan together with the number of shares that may be issued under the 2006 Plan (except as provided in connection with certain adjustments related to changes in the company’s capital structure). No other equity-based awards may be granted under the 2012 Plan after January 5, 2016, which is the day before the tenth anniversary of the date that the 2006 Plan was adopted by the Board of Directors. Other equity-based awards, including LTIP Units, granted before such date shall remain valid in accordance with their terms.

EQUITY COMPENSATION PLANS INFORMATION

The following table provides information regarding the 2006 Plan and the 2012 Plan as of December 31, 2012:

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining for Future Issuance
Equity compensation plans approved by security holders(1)	—	—	1,528,859	(3)
Equity compensation plans not approved by security holders(2)	—	—	1,528,859	(3)

Total	—	—	1,528,859

(1)	As of December 31, 2012, we had granted an aggregate of 22,200 shares of restricted stock to our independent directors in connection with their initial and subsequent, as applicable, election to our board of directors. Restricted stock issued to our independent directors will vest over a five-year period following the first anniversary of the date of grant in increments of 20% annually. Awards under the 2006 Plan would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship with us. On July 9, 2012, in connection with their re-election, we granted an aggregate of 4,000 shares of restricted common stock to the then independent and non-affiliated directors. The fair value of each share of our restricted common stock was estimated at the date of grant at $10.00 per share, the per share price of shares in our offerings, and is amortized on a straight-line basis over the vesting period.

(2)	In connection with their respective employment agreements, we have agreed to grant under our 2012 Plan to Mr. Olander a total of 224,647 LTIP Units (of which 197,040 units had been issued to Mr. Olander as of December 31, 2012), Mr. Remppies a total of 174,647 LTIP Units (of which 147,040 units had been issued to Mr. Remppies as of December 31, 2012) and Mr. Lubeck a total of 49,647 LTIP Units (of which 22,040 units had been issued to Mr. Lubeck as of December 31, 2012). The LTIP Units issued on August 3, 2012 vested immediately at a fair value of $8.15 per unit and we recorded $3.0 million in incentive compensation in general and administrative expense for year ended December 31, 2012. The remaining LTIP Units will be issued when the acquisition of a certain property by the company has been completed.

(3)	The maximum aggregate number of shares of our common stock that may be issued under the 2012 Award Plan, together with the number of shares issued under the 2006 Award Plan, is 2,000,000 shares of common stock.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed, and discussed with management, the Compensation Discussion and Analysis included above in this proxy statement. Based on such review and discussions, the Compensation Committee has determined that the Compensation Discussion and Analysis should be included in this proxy statement and, through incorporation by reference from this proxy statement, the company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Submitted by the members of the Compensation Committee:

Glenn W. Bunting, Jr.

Robert A. Gary, IV

Ronald D. Gaither

Edward M. Kobel

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of April 10, 2013, the number of shares of our common stock beneficially owned by (1) any person who is known by us to be the beneficial owner of more than 5.0% of the outstanding shares of our common stock; (2) our directors; (3) our named executive officers; and (4) all of our directors and executive officers as a group.

None of the securities listed below have been pledged as security.

	Common Stock, OP Units and LTIP Units			Preferred Stock
Name of Beneficial Owner(1)	Number of Securities Beneficially Owned(2)		Percent of Class(3)	Number of Securities Beneficially Owned		Percent of Class
5% Stockholders
Entities affiliated with Elco Landmark Residential Holdings, LLC	17,042,753		44.12%	—		—
Entities affiliated with DeBartolo Development, LLC	2,776,795		11.32%
DK Landmark, LLC	—		—	1,000,000	(12)	17%
2335887 Limited Partnership	—		—	5,000,000	(9)	83%
Directors and Executive Officers
Joseph G. Lubeck	17,200,835	(4)	44.34%	—		—
Stanley J. Olander, Jr.	207,088	(5)	*	—		—
Andrea R. Biller	2,089	(6)	*	—		—
Glenn W. Bunting, Jr.	7,293	(7)	*	—		—
Robert A.S. Douglas	2,671,456	(8)	10.94%	5,000,000	(9)	83%
Ronald D. Gaither	—		—	—		—
Robert A. Gary, IV	7,000	(10)	*	—		—
Edward M. Kobel	2,776,795	(11)	11.32%	1,000,000	(12)	17%
Michael Salkind	22,040	(13)	*	—		—
James G. Miller	60,000	(14)	*	—		—
B. Mechelle Lafon	—		—	—		—
Gustav G. Remppies	157,088	(15)	*	—		—
Elizabeth Truong	60,000	(14)	*	—		—
All directors and executive officers as a group (13 persons)	23,171,684		69.00%	6,000,000		100%

*	Represents less than 1.0% of our outstanding securities.

(1)	The address of each beneficial owner listed is c/o Landmark Apartment Trust of America, Inc., 4901 Dickens Road, Suite 101, Richmond, Virginia 23230.

(2)

As of April 10, 2013, 21,743,484 shares of common stock were outstanding. For purposes of this table, beneficial ownership is determined in accordance with the rules of the SEC and generally includes securities over which a person has voting or investment power and securities that a person has the right to acquire within 60 days or pursuant to the redemption of partnership units in our operating partnership (for purposes of this section, “OP Units”) (assuming we elect to issue shares of common stock rather than pay cash upon such redemptions). Pursuant to the terms of the limited partnership agreement of our operating partnership, after a period of one year, upon notice of redemption from a unit holder, our operating partnership is obligated to redeem units for cash or at our option, on a one-for-one basis for common stock, subject to certain limitations. A person is also deemed to have beneficial ownership of LTIP Units. Initially, the LTIP Units will not have full parity with the OP Units with respect to liquidating distributions. Upon the occurrence of certain events, the LTIP Units will achieve full parity with the OP Units for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP Units may be converted into an equal number of OP Units at any time, and thereafter enjoy all the rights of OP Units, including the right to exchange such units for shares of our common stock.

(3)	For purposes of computing the percentage of outstanding shares held by each person, any share of common stock which such person has the right to acquire pursuant to the redemption of OP Units (assuming we elect to issue common shares rather than pay cash upon redemption) is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Beneficial ownership calculations assume that all OP Units beneficially owned by the person indicated and outstanding as of April 10, 2013, are redeemed in exchange for shares of common stock (notwithstanding any holding period requirements or exchange rights).

(4)	Includes (i) 153,866 shares of common stock held through Elco Landmark Residential Holdings LLC; (ii) 505,164 OP Units held through Elco Landmark Residential Management, LLC; (iii) 262,859 OP Units held through Kings Carlyle Club Mezz, LLC; (iv) 7,071,329 OP Units held through Elco Landmark Residential Holdings LLC; 254,900 OP Units held through Elco Landmark Residential Holdings II LLC (v) 819,036 OP Units held through Century Mill Investors, LLC; (vi) 1,207,597 OP Units held through Elco Landmark Grand Palms Management, LLC; (vii) 850,379 OP Units held through Elco Landmark Arlington Management, LLC; (viii) 2,472,404 OP Units held through Elco Landmark Birmingham Management, LLC; (ix) 566,832 OP Units held through Landmark at Grand Meadow Holdings, LLC; (x) 2,671,456 OP Units held through Elco LR OPT II REIT LP; (xi) 206, 931 OP Units held through ADMG Diplomatic Partners, LP; and (xii) 158,082 LTIP Units in which Mr. Lubeck holds a direct interest. Mr. Lubeck is deemed to indirectly beneficially own shares of common stock into which OP Units directly owned by the entities listed above are redeemable if the company elects to issue shares of common stock rather than pay cash on such redemption. Mr. Lubeck disclaims beneficial ownership of the securities in items (i) through (xi), except to the extent of his pecuniary interests therein.

(5)	Includes 10,048 shares of common stock and 197,040 LTIP Units.

(6)	Includes 89 shares issued under our distribution reinvestment plan and 2,000 shares of restricted common stock issued in connection with the independent director’s initial and subsequent election to our Board of Directors. The shares of restricted common stock vested immediately as to 20% of the shares on the grant date and 20% will vest on each of the first four anniversaries of the grant date.

(7)	Includes (i) 293 shares of common stock issued pursuant to our distribution reinvestment plan and (ii) 7,000 shares of restricted common stock issued in connection with the independent director’s initial and subsequent election to our Board of Directors. The shares of restricted common stock vested immediately as to 20% of the shares on the grant date and 20% will vest on each of the first four anniversaries of the grant date.

(8)	Includes 2,671,456 OP Units held through Elco LR OPT II REIT LP. Mr. Douglas is deemed to indirectly beneficially own shares of common stock into which OP Units directly owned by Elco LR OPT II REIT LP are redeemable if the company elects to issue shares of common stock rather than pay cash on such redemption. Mr. Douglas disclaims beneficial ownership of these securities, except to the extent of his pecuniary interests therein.

(9)	Includes 5,000,000 shares of our Series A Non-Convertible Redeemable Preferred Stock, which are held through 2335887 Limited Partnership. Mr. Douglas disclaims beneficial ownership of these securities, except to the extent of his pecuniary interests therein.

(10)	Represents 7,000 shares of restricted common stock issued in connection with the independent director’s initial and subsequent election to our Board of Directors. The shares of restricted common stock vested immediately as to 20% of the shares on the grant date and 20% will vest on each of the first four anniversaries of the grant date.

(11)

Represents (i) 624,228 OP Units held through DK Bay Breeze, LLC; (ii) 1,052,491 OP Units held through DK Esplanade, LLC; and (iii) 1,100,076 OP Units held through DK Esplanade II, LLC. Mr. Kobel is deemed to indirectly beneficially own shares of common stock into which OP Units directly owned by the entities listed above are redeemable if the company elects to issue shares of common stock rather than pay cash on such redemption. Mr. Kobel disclaims beneficial ownership of these securities, except to the extent of his pecuniary interests therein.

(12)	Represents 1,000,000 shares of our Series B Non-Convertible Redeemable Preferred Stocks, which are held through DK Landmark LLC. Mr. Kobel disclaims beneficial ownership of these securities, except to the extent of his pecuniary interests therein.

(13)	Represents 22,040 shares of common stock held through Elco North America, Inc. Mr. Salkind is also deemed to indirectly beneficially own shares of common stock into which OP Units directly owned by the entities listed below are redeemable if the company elects to issue shares of common stock rather than pay cash on such redemption: (i) 153,866 shares of common stock held through Elco Landmark Residential Holdings LLC; (ii) 505,164 OP Units held through Elco Landmark Residential Management, LLC; (iii) 7,071,329 OP Units held through Elco Landmark Residential Holdings LLC; (iv) 254,900 OP Units held through Elco Landmark Residential Holdings II LLC; (v) 2,671,456 OP Units held through Elco LR OPT II REIT LP; (vi) 566,832 OP Units held through Landmark at Grand Meadow Holdings, LLC; (vii) 2,472,404 OP Units held through Elco Landmark Birmingham Management, LLC; (vii) 850,379 OP Units held through Elco Landmark Arlington Management, LLC; and (ix) 1,207,597 OP Units held through Elco Landmark at Grand Palms Management, LLC. Mr. Salkind disclaims beneficial ownership of the securities listed in (i) through (ix), except to the extent of his pecuniary interests therein.

(14)	Represents LTIP Units, which have a vesting schedule related to the continuous service of the reporting person as an employee of the company, as follows: (i) no LTIP Units will vest if the employee is employed by the company for less than one year; (ii) 33.33% of LTIP Units will vest if the employee is employed by the company for at least one year but less than two years from the date of grant; (iii) 66.66% of LTIP Units will vest if the employee is employed by the company for at least two years but less than three years; and (iv) 100% of the LTIP Units will vest if the employee is employed by the company for at least three years.

(15)	Includes 10,048 shares of common stock and 147,040 of LTIP Units.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires each director, officer and individual beneficially owning more than 10.0% of a registered security of the company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the company. These specified time frames require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation. Reporting persons are required to furnish us with copies of all Section 16(a) forms filed with the SEC. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2012, or written representations that no additional forms were required, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2012, except for the following: each of Messrs. Lubeck, Olander, Salkind and Kobel filed one late report and each of Messrs. Remppies, Carneal and Douglas filed two late reports.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Advisory Agreement with Former Advisor

As described elsewhere in this proxy statement, until August 3, 2012, we were externally advised by our Former Advisor pursuant to an advisory agreement. Our Former Advisor is affiliated with us in that two of our executive officers, Stanley J. Olander, Jr. and Gustav G. Remppies, together own a majority interest in our Former Advisor. As stated above, in connection with the Recapitalization Transaction, the advisory agreement with our Former Advisor was terminated on August 3, 2012.

As compensation for services rendered in connection with the management of our assets, we paid a monthly asset management fee to our Former Advisor equal to one-twelfth of 0.30% of our average invested assets as of the last day of the immediately preceding quarter. The asset management fee was payable monthly in arrears in cash equal to 0.25% of our average invested assets and in shares of our common stock equal to 0.05% of our average invested assets. For the year ended December 31, 2012, we incurred $678,000 in asset management fees to our Former Advisor. Included in asset management fees to our Former Advisor are 13,992 shares of common stock valued at $9.00 per share, or $126,000, that were issued to our Former Advisor for its services for the year ended December 31, 2012. The advisory agreement also provided for the payment of certain subordinated performance fees upon the termination of the advisory agreement. For the year ended December 31, 2012, we did not incur or pay any such fees.

In addition to the compensation paid to our Former Advisor pursuant to the advisory agreement, we paid directly or reimbursed our Former Advisor for all the expenses our Former Advisor paid or incurred in connection with the services provided to us. However, we did not reimburse our Former Advisor at the end of any fiscal quarter in which total operating expenses incurred by it for the 12 consecutive months then ended exceed the greater of 2.0% of our average invested assets or 25.0% of our net income for such year, unless our independent directors determined such excess expenses are justified. We reimbursed our Former Advisor $143,000 in operating expenses for the year ended December 31, 2012. Due to the termination of the advisory agreement on August 3, 2012, we do not expect to incur these expenses in the future.

Recapitalization Transaction

On August 3, 2012, we and our operating partnership entered into a master contribution and recapitalization agreement and a series of separate interest contribution agreements to acquire a total of 21 multifamily apartment communities and one parcel of submerged land (collectively, the “Contributed Properties”), containing an aggregate of 6,079 units, in exchange for aggregate consideration valued at approximately $480.9 million (subject to customary proration), including (i) approximately $185.2 million (subject to adjustment based on customary prorations and principal amortization) generally comprised of common units of operating partnership interests in the operating partnership, valued at $8.15 per unit; (ii) approximately $17.3 million in cash; and (iii) the assumption by us and the operating partnership of approximately $278.4 million of in-place mortgage indebtedness encumbering the Contributed Properties (based on principal amounts outstanding as of June 30, 2012). The acquisition of one of the Contributed Properties is subject to certain earn-out provisions, whereby we are obligated to pay up to $4.0 million of additional consideration contingent upon the satisfaction of certain net operating income levels for such property over a four-year period. Eighteen of the multifamily apartment communities and the parcel of submerged land are or were controlled or managed by Elco Landmark Residential Holdings LLC (“EL”) and/or Elco, Landmark Residential Management LLC (“ELRM”, or their affiliates (the “ELRM Parties”). The three remaining Contributed Properties are or were controlled or managed by DeBartolo Development, LLC and its affiliates. The ELRM Parties are affiliated with two of our directors, Messrs. Lubeck and Salkind, and DeBartolo Development, LLC is affiliated with another of our directors, Mr. Kobel, who is also a member of our Compensation Committee. We paid the Former Advisor an acquisition fee of $4.0 million in connection with the Recapitalization Transaction. We also paid an acquisition fee of $2.0 million to Joseph G. Lubeck, the president and chief executive officer of the ELRM Parties and an acquisition fee of $2.0 million to EL. As a result of the Recapitalization Transaction, Mr. Lubeck became Executive Chairman of our company.

The indebtedness we assumed in connection with the Recapitalization Transaction carries an annual interest rate ranging from 2.48% to 6.58%. We paid approximately $1,204,793 in interest and $1,028,644 in principal as of December 31, 2012 in connection with the loans we assumed. As of April 10, 2013, we had an aggregate of $183,104,540 outstanding under the loans we assumed as a result of the Recapitalization Transaction.

The Recapitalization Transaction was approved by a special committee of the Board of Directors composed entirely of independent directors.

Equity Issuance

In connection with the Recapitalization Transaction, we issued and sold 4,000,000 shares of newly created Series A Cumulative Non-Convertible Redeemable Preferred Stock to an affiliate of Robert A.S. Douglas, one of our directors, at a purchase price of $10.00 per share, for an aggregate purchase price of $40.0 million. We also issued and sold 1,000,000 shares of newly created Series B Cumulative Non-Convertible Redeemable Preferred Stock to an affiliate of Mr. Kobel, at a price of $10.00 per share, for an aggregate purchase price of $10 million. On February 21, 2013, we issued and sold another 1,000,000 shares of Series A Preferred Stock to an affiliate of Mr. Douglas at a purchase price of $10.00 per share, for an aggregate purchase price of $10 million.

Lease for Principal Executive Offices

On November 19, 2010, our Former Advisor entered into a lease for our principal executive offices with The Wilton Companies, Inc. The president of The Wilton Companies, Inc. is Richard S. Johnson who was an independent director of our company until August 3, 2012. The lease has a term of three years at a monthly rental of $4,744, for an aggregate rental of approximately $170,000 over the term of the lease. Our Former Advisor used proceeds from the advisory fee it received from us to make payments under the lease. We did not reimburse our Former Advisor for any such payments. As of August 3, 2012, we assumed this lease from our Former Advisor.

In connection with our acquisition of the property management business of ELRM (described below), we, through our operating partnership, entered into a lease agreement with Marlu Associates, Ltd., a Florida limited partnership, as the landlord, for office space located in Jupiter, Florida. Marlu Associates, Ltd. is an affiliated entity with Joseph G. Lubeck, our Executive Chairman. The lease has a term of five years at an initial monthly rental of $2,750, for an aggregate rental of approximately $165,000 over the term of the lease. Commencing January 1, 2014, and annually thereafter, the annual rent will be adjusted to 103% of the prior year’s annual rent.

ELRM and Management Support Services Agreement

In connection with the Recapitalization Transaction, ATA Property Management, LLC, a subsidiary of our company that serves as our property management company (the “Property Manager”), entered into a management support services agreement with ELRM, pursuant to which, until March 14, 2013, ELRM provided our Property Manager with certain operational support services with respect to each Contributed Property upon closing of each Contributed Property. Pursuant to the management support services agreement, ELRM was entitled to receive a fee equal to 3.0% of the gross receipts for each Contributed Property. In addition, during the period from November 2012 until March 2013, ELRM also provided accounting services on 29 of our 31 properties and received a fee equal to 2.0% of the gross receipts for each such property. The management support services agreement and the additional accounting services provided by ELRM were terminated in connection with our acquisition of the property management business of ELRM on March 14, 2013 (described in more detail below); accordingly, we no longer pay the property management and accounting fees to ELRM.

Messrs. Lubeck and Salkind, two of our directors, directly or indirectly, own a pecuniary interest in ELRM. Although at the time the management support services agreement was negotiated, Messrs. Lubeck and Salkind were not related parties, we consider these arrangements to be a related party transaction due to the continuing nature of the services provided to us by ELRM and the consideration we paid ELRM for those services. For the year ended December 31, 2012, we incurred approximately $418,000 in management support services fees, which also included the accounting services performed by ELRM on 29 of our 31 properties. For the year ended December 31, 2012, accounts payable due to affiliates, net related to management support services due to ELRM were $183,000.

Acquisition of Properties

In connection with the acquisition of a multi-unit apartment property located in Webster, Texas, which took place on August 30, 2012, we paid EL, an affiliate of Messrs. Lubeck and Salkind, an aggregate due diligence fee in the amount of $185,000.

In connection with the acquisition of one of the Contributed Properties which took place on August 28, 2012, we paid Mr. Lubeck 257,669 shares of common stock, for an aggregate value of $2.1 million.

Acquisition of Property Management Business

On March 14, 2013, we, through our operating partnership, completed the acquisition (the “ELRM Transaction”) of the management operations of the ELRM Parties and another affiliated entity, including certain property management contracts and the rights to earn property management fees and back end participation for managing certain real estate assets acquired by Timbercreek U.S. Multi-Residential Opportunity Fund # 1, an Ontario, Canada limited partnership (the “Timbercreek Fund”). The aggregate consideration that the ELRM Parties and another affiliated entity will receive in connection with the ELRM Transaction will be up to $26.2 million (subject to certain adjustments and clawbacks), and consists of restricted units of limited partnership interests in the operating partnership, valued at $8.15 per unit and having an aggregate value of $16.2 million, and $10.0 million payable under a promissory note (the “Note”). The Note accrues compounded interest at a rate of 3% per annum. As of April 10, 2013, we had $10,023,014 outstanding under the Note (which included accrued interest).

Further, during the period from the closing date of the ELRM Transaction and ending on the date that is 18 months thereafter, the operating partnership will also purchase 300,000 Class A Units in Timbercreek U.S. Multi-Residential (U.S.) Holding L.P., a Delaware limited partnership, in exchange for consideration consisting of a promissory note for $5.0 million (which will be payable in cash under certain circumstances as described below). Additionally, an affiliate of EL will have the opportunity to earn additional consideration in the form of restricted limited partnership units and a promissory note through an earn-out arrangement, which is based on projected fees that we would earn in connection with new property management agreements for properties of EL and another affiliated entity.

The sellers are affiliated with Joseph Lubeck, our Executive Chairman, and Michael Salkind, a director of our Company. As a result of the ERLM Transaction, we will now perform certain functions, including the property management functions previously provided to us by the ELRM Parties. Also, effective as of the closing of the ERLM Transaction, we are no longer required to pay property management fees to EL. However, to the extent a property management agreement assumed by our company provides for certain construction services obligations on a property, we will delegate such services to an affiliate of EL and in return remit to an affiliate of EL all compensation under the property management agreements related to such construction services.

The Board of Directors approved the ELRM Transaction, with Messrs. Lubeck and Salkind abstaining, based upon the recommendation of a special committee, which was comprised of Messrs. Olander, Bunting, Gaither and Kobel, none of whom have any direct pecuniary interest in the ELRM Transaction. Messrs. Bunting, Gaither and Kobel are independent directors of the Company. The special committee retained its own financial advisor to negotiate the terms of the ERLM Transaction and the definitive agreements.

Certain Conflict Resolution Restrictions and Procedures

In order to reduce or eliminate certain potential conflicts of interest, our charter contains restrictions and conflict resolution procedures relating to: (1) transactions we enter into with our directors or have entered into with our Former Advisor and their respective affiliates; (2) certain future offerings; and (3) allocation of properties among affiliated entities. These restrictions and procedures include, among others, the following:

•

Except as otherwise described in our prospectus for our follow-on offering, we were not allowed to accept goods or services from our Former Advisor or its affiliates unless a majority of our directors, including a majority of our independent directors, not otherwise interested in the transactions, approved such transactions as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

•

We do not purchase or lease any asset (including any property) in which our Former Advisor, any of our directors or any of their respective affiliates has an interest without a determination by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction, that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to our Former Advisor, such director or directors or any such affiliate, unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such asset at an amount in excess of its appraised value. We will not sell or lease assets to any of our directors or any of their respective affiliates unless a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction, determine the transaction is fair and reasonable to us, which determination will be supported by an appraisal obtained from a qualified, independent appraiser selected by a majority of our independent directors.

•

We do not make any loans to any of our directors or any of their respective affiliates except loans, if any, to our wholly owned subsidiaries. In addition, any loans made to us by our directors or any of their respective affiliates must be approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction, as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM;

AUDIT AND NON-AUDIT FEES

Our Audit Committee has appointed Ernst & Young, LLP, or Ernst & Young, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Ernst & Young has served as our independent registered public accounting firm since June 15, 2011 and audited our consolidated financial statements for the years ended December 31, 2012 and December 31, 2011. Deloitte & Touche, LLP, or Deloitte & Touche, served as our independent registered public accounting firm from January 6, 2006 until June 15, 2011 and audited our consolidated financial statements for the years ended December 31, 2010, 2009, 2008 and 2007, and for the period from January 10, 2006 (Date of Inception) through December 31, 2006.

On June 15, 2011, we notified Deloitte & Touche that it was being dismissed as our registered public accounting firm, effective immediately. The decision to dismiss Deloitte & Touche was approved by our Audit Committee.

The reports of Deloitte & Touche on our financial statements for the years ended December 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2010 and 2009, and the subsequent interim period through June 15, 2011, there have been no (i) disagreements between us and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we provided Deloitte & Touche with a copy of the disclosure we are making in this proxy statement prior to the time this proxy statement was filed with the SEC.

On June 15, 2011, our Audit Committee approved the engagement of Ernst & Young as our independent registered public accounting firm. During the two fiscal years ended December 31, 2009 and 2010, and through June 15, 2011, neither us nor anyone on our behalf consulted with Ernst & Young regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on our financial statements; or (3) any matter that was either the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

The following table lists the fees for services billed by our independent registered public accounting firm for 2012 and 2011:

Services	2012	2011
Audit fees(1)	$854,350	$238,400
Audit-related fees(2)	37,370	—
Tax fees(3)	181,782	57,400
All other fees(4)	—	—

Total	$1,073,502	$295,800

(1)	Audit fees billed in 2012 and 2011 related to the audit of our annual consolidated financial statements, reviews of our quarterly consolidated financial statements, and statutory and regulatory audits, consents and other services related to filings with the SEC, including filings related to our follow-on offering.

(2)	Audit-related fees relate to financial accounting and reporting consultations.

(3)	Tax fees relate to tax compliance and tax planning and advice.

(4)	All other fees relate to fees for other permissible work performed that does not meet the above-described categories, including assistance with internal audit plans and risk assessment.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(b) of the Exchange Act and the rules and regulations of the SEC.

All services rendered by Ernst & Young and Deloitte & Touche for the year ended December 31, 2012 were pre-approved in accordance with the policies and procedures described above.

Auditor Independence

The Audit Committee has considered whether the provision of the above noted services is compatible with maintaining our independent registered public accounting firm’s independence and has concluded that the provision of such services has not adversely affected the independent registered public accounting firm’s independence.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS

The role of the Audit Committee is to oversee our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has reviewed and discussed our audited financial statements as of and for the year ended December 31, 2012 with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Professional Standards, as amended, as adopted by the Public Accounting Oversight Board (United States), or PCAOB. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of tax preparation, tax consulting services and other non-audit services to us is compatible with maintaining the independent registered public accounting firm’s independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on March 20, 2013.

Audit Committee:

Robert A. Gary, IV, Chairman

Glenn W. Bunting, Jr.

Robert A. S. Douglas

Ronald D. Gaither

Edward Kobel

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2012 is being mailed to stockholders on or about May 1, 2013. Our Annual Report on Form 10-K is not incorporated in this proxy statement and is not deemed a part of the proxy soliciting material.

PROPOSALS FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

Under SEC regulations, any stockholder desiring to submit a proposal for inclusion in proxy solicitation material for the 2014 Annual Meeting of Stockholders must cause such proposal to be received at our principal executive offices located at 4901 Dickens Road, Suite 101, Richmond, Virginia 23230, Attention: Secretary, no later than January 1, 2014, in order for the proposal to be considered for inclusion in our proxy statement for that meeting. Stockholders also must follow the procedures prescribed in SEC Rule 14a-8 promulgated under the Exchange Act. If a stockholder wishes to present a proposal at our 2014 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2014 proxy materials, our bylaws currently require that the stockholder give advance written notice to our Secretary at our offices no earlier than December 2, 2013 and no later than January 1, 2014. Stockholders are advised to review our bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations. We presently anticipate holding the 2014 Annual Meeting of Stockholders in June 2014.

OTHER MATTERS

Mailing of Materials; Other Business

On or about May 1, 2013, we will mail a proxy card together with this proxy statement to all stockholders of record at the close of business on April 19, 2013. The only business to come before the annual meeting of which management is aware of is set forth in this proxy statement. If any other business does properly come before the annual meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

It is important that proxies be returned promptly. Therefore, stockholders are urged to sign, date and return the accompanying proxy card in the accompanying return envelope or by fax to 1-781-633-4036 or by telephone by dialing toll-free 1-866-977-7699 or by the Internet at www.eproxy.com/lata.

APPENDIX A-1

ARTICLES OF AMENDMENT AND RESTATEMENT

OF

LANDMARK APARTMENT TRUST OF AMERICA, INC.

FIRST: Landmark Apartment Trust of America, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions and Exhibits A and B are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Landmark Apartment Trust of America, Inc. (the “Corporation”).

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The resident agent is a Maryland corporation. The address of the Corporation’s principal office in the State of Maryland is 351 West Camden, Baltimore, Maryland 21201. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

Capital Stock. All classes or series of stock of the Corporation, including Common Stock and Preferred Stock.

Charter. The charter of the Corporation.

Code. The term shall have the meaning as provided in Article II herein.

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Common Stock. The term shall have the meaning as provided in Section 5.1 herein.

Corporation. The term shall have the meaning as provided in Article I herein.

MGCL. The Maryland General Corporation Law, as in effect from time to time.

Person. An individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit (as defined in Article VI) applies.

Preferred Stock. The term shall have the meaning as provided in Section 5.1 herein.

REIT. A corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined in Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to REITs (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

ARTICLE V

STOCK

SECTION 5.1. Authorized Shares. The Corporation has authority to issue 350,000,000 shares of Capital Stock, consisting of 300,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), and 50,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Capital Stock having par value is $3,500,000. If shares of Capital Stock of one class are classified or reclassified into shares of Capital Stock of another class pursuant to this Article V, the number of authorized shares of Capital Stock of the former class shall be automatically decreased and the number of shares of Capital Stock of the latter class shall be automatically increased, in each case by the number of shares of Capital Stock so classified or reclassified, so that the aggregate number of shares of Capital Stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of Capital Stock set forth in the first sentence of this paragraph. The board of directors, with the approval of a majority of the directors and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of Capital Stock or the number of shares of Capital Stock of any class or series that the Corporation has authority to issue.

SECTION 5.2. Common Stock. (a) Subject to the provisions of Article VI and except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote. The board of directors may classify or reclassify any unissued shares of Common Stock from time to time into one or more classes or series of Capital Stock.

(b) In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Corporation, the aggregate assets available for distribution to holders of the shares of Common Stock shall be determined in accordance with applicable law. Each holder of shares of Common Stock shall be entitled to receive, ratably with each other holder of shares of Common Stock, that portion of such aggregate assets available for distribution as the number of shares of outstanding Common Stock held by such holder bears to the total number of outstanding shares of Common Stock then outstanding.

(c) Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Stock, the holders of the shares of Common Stock shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the stockholders.

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SECTION 5.3. Preferred Stock. The board of directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time into one or more series of Capital Stock.

SECTION 5.4. Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Capital Stock; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Capital Stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of Capital Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Capital Stock is clearly and expressly set forth in the articles supplementary or other charter document.

SECTION 5.5. Charter and Bylaws. The rights of all stockholders and the terms of all Capital Stock are subject to the provisions of the Charter and the bylaws of the Corporation.

SECTION 5.6. No Preemptive Rights. No holder of shares of Capital Stock of any class shall have any preemptive right to subscribe for or purchase any additional shares of any class, or any bonds or convertible securities of any nature; provided, however, that the board of directors may, in authorizing the issuance of shares of Capital Stock of any class, confer any preemptive right that the board of directors may deem advisable in connection with such issuance.

SECTION 5.7. Distributions. The board of directors may authorize the Corporation to declare and pay to stockholders such dividends or other distributions in cash or other property, including in shares of one class of the Corporation’s stock payable to holders of shares of another class of stock of the Corporation, as the board of directors in its discretion shall determine. The board of directors shall endeavor to authorize, and the Corporation may pay, such dividends and other distributions as shall be necessary for the Corporation to qualify as a REIT under the Code unless the board of directors has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Corporation; provided, however, stockholders shall have no right to any dividend or other distribution unless and until authorized by the board of directors and declared by the Corporation.

SECTION 5.8. Series A Preferred Stock. 5,000,000 shares of Preferred Stock are classified and designated as shares of 9.75% Series A Cumulative Non-Convertible Preferred Stock, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth on Exhibit A hereto.

SECTION 5.9. Series B Preferred Stock. 1,000,000 shares of Preferred Stock are classified and designated as shares of 9.75% Series B Cumulative Non-Convertible Preferred Stock, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth on Exhibit B hereto.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

SECTION 6.1. Definitions. For the purpose of this Article VI, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. 9.9% in value of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the board of directors in accordance with Section 6.2.8.

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Beneficial Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.

Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Charitable Beneficiary. One or more beneficiaries of the Trust as determined pursuant to Section 6.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. 9.9% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock, or such other percentage determined by the board of directors in accordance with Section 6.2.8.

Constructive Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. A stockholder of the Corporation for whom an Excepted Holder Limit is created by the board of directors pursuant to Section 6.2.7.

Excepted Holder Limit. The percentage limit established by the board of directors pursuant to Section 6.2.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the board of directors pursuant to Section 6.2.7, and subject to adjustment pursuant to Section 6.2.8.

Market Price. With respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the board of directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the board of directors.

Prohibited Owner. With respect to any purported Transfer, any Person who, but for this Article VI, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 6.2.1 and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The first day on which the Corporation determines pursuant to Section 7.8 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Capital Stock or the right

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to vote or receive dividends on Capital Stock, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. Any trust provided for in Section 6.3.1.

Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

SECTION 6.2. Capital Stock.

SECTION 6.2.1. Ownership Limitations. Prior to the Restriction Termination Date, but subject to Section 6.4:

(a) Basic Restrictions.

(i)(1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock; provided, however, that the board of directors may waive this Section 6.2.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

(b) Transfer in Trust. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii),

(i) then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock.

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(c) To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 6.2.1(a), a violation of any provision of this Article VI would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VI.

SECTION 6.2.2. Remedies for Breach. If the board of directors or its designee (including any duly authorized committee of the board) shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 6.2.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 6.2.1(a) (whether or not such violation is intended), the board of directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.2.1(a) shall automatically result in the transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of directors or its designee.

SECTION 6.2.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 6.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

SECTION 6.2.4. Owners Required to Provide Information. Prior to the Restriction Termination Date:

(a) every owner of more than 5% (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

(b) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

SECTION 6.2.5. Remedies Not Limited. Subject to Section 7.3, nothing contained in this Section 6.2 shall limit the authority of the board of directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

SECTION 6.2.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.2, Section 6.3 or any definition contained in Section 6.1, the board of directors shall have the power to determine the application of the provisions of this Section 6.2 or Section 6.3 with respect to any situation based on the facts known to it. In the event Section 6.2 or Section 6.3 requires an action by the board of directors and the Charter fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1, 6.2 or 6.3. Absent a decision to the contrary by the board of directors (which the board may make in its sole and

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absolute discretion), if a Person would have (but for the remedies set forth in Section 6.2.2) acquired Beneficial or Constructive Ownership of shares of Capital Stock in violation of Section 6.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

SECTION 6.2.7. Exceptions.

(a) Subject to Section 6.2.1(a)(ii), the board of directors, in its sole discretion, may exempt a Person (prospectively or retroactively) from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 6.2.1(a)(ii);

(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.2.1 through 6.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 6.2.1(b) and Section 6.3.

(b) Prior to granting any exception pursuant to Section 6.2.7(a), the board of directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The board of directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

SECTION 6.2.8. Increase or Decrease in Aggregate Stock Ownership Limit and Common Stock Ownership Limit. The board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons; provided, however, that the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit will not be effective for any Person whose percentage ownership in shares of Capital Stock is in excess of such decreased Common Stock Ownership Limit

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and/or Aggregate Stock Ownership Limit until such time as such Person’s percentage of shares of Capital Stock equals or falls below the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit, but any further acquisition of shares of Capital Stock in excess of such percentage ownership of shares of Capital Stock will be in violation of the Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit and, provided further, that the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding shares of Capital Stock.

SECTION 6.2.9. Legend Any certificate representing shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter, (a) no Person may Beneficially Own or Constructively Own shares of Common Stock in excess of 9.9% (in value or number of shares) of the outstanding shares of Common Stock unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.9% of the value of the total outstanding shares of Capital Stock, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(11) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in (a), (b) or (c) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the board of directors in its sole discretion if the board of directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (a), (b) or (c) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Capital Stock on request and without charge directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

SECTION 6.3. Transfer of Capital Stock in Trust.

SECTION 6.3.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 6.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 6.2.1(b), The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.3.6.

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SECTION 6.3.2. Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall continue to be issued and outstanding shares of Capital Stock. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

SECTION 6.3.3. Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand, and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

SECTION 6.3.4. Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.3.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (b) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.3.3. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.3.4, such excess shall be paid to the Trustee upon demand.

SECTION 6.3.5. Purchase Right In Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid by the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.3.3. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall

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have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

SECTION 6.3.6. Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 6.2.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION 6.4. Settlement. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

SECTION 6.5. Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

SECTION 6.6. Non-Waiver. No delay or failure on the part of the Corporation or the board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

SECTION 7.1. Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the board of directors. The number of directors of the Corporation shall be nine (9), which number may be increased or decreased from time to time pursuant to the bylaws but shall never be less than the minimum number required by the MGCL. No reduction in the number of directors shall cause the removal of any director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the directors who shall serve on the board until the next annual meeting of the stockholders and until their successors are duly elected and qualify, are:

Joseph G. Lubeck

Stanley J. Olander, Jr.

Andrea R. Biller

Glenn W. Bunting, Jr.

Robert A.S. Douglas

Ronald D. Gaither

Robert A. Gary, IV

Edward Kobel

Michael Salkind

Any vacancy, whether resulting from an increase in the number of directors or otherwise, on the board of directors may be filled in the manner provided in the bylaws.

The Corporation elects that, except as may be provided by the board of directors in setting the terms of any Preferred Stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a

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majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.

SECTION 7.2. Rights of Objecting Stockholders. Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the-affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Capital Stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such shares of Capital Stock would otherwise be entitled to exercise such rights.

SECTION 7.3. REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The board of directors also may determine that compliance with any restriction or limitation on ownership and transfers of Capital Stock set forth in Article VI is no longer required for REIT qualification.

SECTION 7.4. Determinations by the Board. The determination as to any of the following matters, made by or pursuant to the direction of the board of directors consistent with the Charter shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Capital Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Capital Stock or the payment of other distributions on its Capital Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of shares of Capital Stock; (e) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any shares of Capital Stock; (f) the number of shares of class of Capital Stock; (g) any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or (h) any other matter relating to the business and affairs of the Corporation or required by the Charter or bylaws or otherwise to be determined by the board of directors.

SECTION 7.5. Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

SECTION 7.6. Authorization by Board of Stock Issuance. The board of directors may authorize the issuance from time to time of shares of Capital Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of Capital Stock of any class or series, whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or bylaws.

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ARTICLE VIII

EXTRAORDINARY ACTIONS

Except as specifically provided in Section 7.5 (relating to removal of directors) and in the last sentence of Article X, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the board of directors and taken or approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

ARTICLE IX

LIABILITY LIMITATION, INDEMNIFICATION AND TRANSACTIONS WITH THE CORPORATION

SECTION 9.1. Limitation of Stockholder Liability. No stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a stockholder, nor shall any stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s assets or the affairs of the Corporation by reason of his being a stockholder.

SECTION 9.2. Limitation of Director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 9.2, nor the adoption or amendment of any other provision of the Charter or bylaws inconsistent with this Section 9.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

SECTION 9.3. Indemnification. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former director or officer of the Corporation or (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall have the power, with the approval of the board of directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

SECTION 9.4. Express Exculpatory Clauses in Instruments. Neither the stockholders nor the directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being stockholders, directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any stockholder, director, officer, employee or agent liable thereunder to any third party, nor shall the directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

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ARTICLE X

AMENDMENT

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding shares of Capital Stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except as otherwise provided in the next sentence and except for those amendments permitted to be made without stockholder approval by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the board of directors and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. However, any amendment to Section 7.5 or to this sentence of the Charter shall be valid only if declared advisable by the board of directors and approved by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter.

THIRD: The amendment and restatement of the charter as hereinabove set forth have been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.

SEVENTH: The Corporation has elected to be subject to Sections 3-804(a) and 3-805 of the Maryland General Corporation Law (the “MGCL”). The repeal of the Corporation’s election to be subject to Section 3-804(a) and/or Section 3-805 of the MGCL may be effected only by a resolution adopted by the board of directors.

EIGHTH: The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its                         and attested to by its                      on this          day of                , 2013.

ATTEST:	LANDMARK APARTMENT TRUST OF AMERICA, INC.

(SEAL)
Name:	Name:
Title:	Title:

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EXHIBIT A

SERIES A PREFERRED STOCK

Under a power contained in Article V of the charter of the Corporation (the “Charter”), the Board of Directors of the Corporation (the “Board of Directors”) by duly adopted resolutions classified and designated 5,000,000 shares of authorized but unissued preferred stock, par value $0.01 per share (the “Preferred Stock”), as shares of 9.75% Series A Cumulative Non-Convertible Preferred Stock, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth below:

9.75% Series A Cumulative Non-Convertible Preferred Stock

Section 1.     Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

“Affiliate” shall mean, in respect of any Person, any other Person that is directly or indirectly controlling, controlled by, or under common control with such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means having, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or by contract or otherwise.

“Andros Transaction” shall mean the transactions contemplated by Section 1.5(b) of the Master Contribution Agreement (relating to the Andros Cash Payment Obligation (as defined therein)).

“Book Value Per Share” means $4.30.

“Business Day” shall mean each day, other than a Saturday or a Sunday, which is not a day on which banking institutions in New York are authorized or required by law, regulation or executive order to close.

“Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Equity, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

“Change of Control” shall mean the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the Original Issue Date by any Person or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act), other than pursuant to a Qualified Contribution Transaction, of more than 50% of the voting rights or equity interests in the Corporation; (ii) a replacement of more than 50% of the members of the Board of Directors that is not approved by those individuals who are members of the Board of Directors on the Original Issue Date (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Corporation or a sale of 50% or more of the assets of the Corporation in one or a series of related transactions, unless (a) following such transaction or series of transactions, the holders of the Corporation’s securities prior to the first such transaction continue to hold at least 50% of the voting rights and equity interests in the surviving entity or acquirer of such assets, as applicable, or (b) the merger or consolidation is pursuant to a Qualified Contribution Transaction; (iv) a recapitalization, reorganization or other transaction involving the Corporation (excluding any bona fide underwritten public offering of Capital Stock) that constitutes or could result in a transfer of more than 50% of the voting rights in the Corporation, other than pursuant to a Qualified Contribution Transaction; or (v) the execution by the Corporation or its controlling stockholders of an agreement providing for or that will result in any of the foregoing events.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

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“Common Equity” shall mean all shares now or hereafter authorized of any class of common stock of the Corporation, including the Common Stock, and any other stock of the Corporation, howsoever designated, authorized after the Original Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

“Common Stock” shall mean the common stock, $0.01 par value per share, of the Corporation.

“Component Entity” means any Person controlled by the Corporation and in which the Corporation holds any direct or indirect Equity Interest.

“Corporation” shall have the meaning set forth in Article I of the Charter. For avoidance of doubt, references herein to the Corporation shall exclude any Component Entity except as expressly provided otherwise.

“DeBartolo” shall mean DK Landmark, LLC, a Florida limited liability company.

“Dividend Deferral Period” shall mean the period commencing on the Original Issue Date and continuing through and including the date that is three months thereafter, subject to extension as provided below and subject to termination prior to the expiration of such initial or extended period at the option of the Corporation. The Corporation shall be entitled to extend the Dividend Deferral Period beyond such initial three-month period on one occasion only for an additional three-month period, upon notice given not earlier than ten (10) days prior to nor later than ten (10) days after the expiration of such initial period to the holder (or holders) of the shares of Series A Preferred Stock then outstanding, provided that, as of the expiration of such initial period, (i) the Corporation shall have complied at all times with its obligations under Section 5.4 (Lender Consents) of the Securities Purchase Agreement, (ii) the Adjusted Full Contribution Date (as defined in the Securities Purchase Agreement with respect to OPTrust) shall not have occurred and (iii) the corresponding deferral period with respect to each other class or series of Parity Stock of which any shares are then outstanding is concurrently extended by the Corporation pursuant to the corresponding terms thereof.

“Dividend Record Date” shall mean, with respect to any Dividend Payment Date, the last day of the calendar month preceding the calendar month in which such Dividend Payment Date falls.

“Dividend Payment Date” shall mean the 15th day of each calendar month commencing with the first such date following the end of the calendar month that includes the last day of the Dividend Deferral Period.

“Dividend Period” shall mean each calendar month (other than the initial Dividend Period, which shall commence on the Original Issue Date and end on and include August 31, 2012, and other than the Dividend Period during which any shares of Series A Preferred Stock shall be redeemed pursuant to Section 6 or Section 7, which shall end on and include the date on which the shares of Series A Preferred Stock are redeemed).

“Domestically Controlled REIT” shall mean a REIT that is a “domestically controlled qualified investment entity” meeting the ownership requirements of Code section 897(h)(4)(B).

“Elco NA” shall mean Elco North America, Inc., a Delaware corporation.

“ELRH” shall mean Elco Landmark Residential Holdings LLC, a Delaware limited liability company.

“Equity Interest” means (i) in the case of a corporation, shares of stock, (ii) in the case of a general or limited partnership, partnership interests, (iii) in the case of a limited liability company, limited liability

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company interests, (iv) in the case of a trust, beneficial interests therein and (v) in the case of any other Person that is not an individual, the comparable interests therein.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Property” shall mean any Property owned by the Corporation or any Component Entity as of the Original Issue Date.

“Extension Dividend” shall have the meaning set forth in Section 6(b).

“February Securities Purchase Agreement” shall mean the Securities Purchase Agreement, dated as of February 27, 2013, by and between the Corporation and OPTrust.

“Future Property” shall mean any Property (other than a Planned Contributed Property) acquired by, or contributed to, the Corporation or any Component Entity after the Original Issue Date.

“GAAP” shall mean generally accepted accounting principles in the United States.

“Guaranty” shall mean any guaranty of the payment or performance of any Indebtedness or other obligation and any other arrangement whereby credit is extended to one obligor on the basis of any promise of another Person, whether that promise is expressed in terms of an obligation to pay the Indebtedness of such obligor, or to purchase an obligation owed by such obligor, or to purchase goods and services from such obligor pursuant to a take or pay contract, or to maintain the capital, working capital, solvency, or general financial condition of such obligor, whether or not any such arrangement is reflected on the balance sheet of such other Person or referred to in a note thereto.

“Indebtedness” means, for any Person at the time of any determination, without duplication, all obligations, contingent or otherwise, of such Person that, in accordance with GAAP, should be classified upon the balance sheet of such Person as indebtedness, but in any event including: (i) all obligations for borrowed money, (ii) all obligations arising from installment purchases of property or representing the deferred purchase price of property or services in respect of which such Peron is liable, contingently or otherwise, as obligor or otherwise (other than trade payables, and other current liabilities payable in less than one year, in each case incurred in the ordinary course of business on terms customary in the trade), (iii) all obligations evidenced by notes, bonds, debentures, acceptances, or instruments, or arising out of letters of credit or bankers’ acceptances issued for such Person’s account, (iv) all obligations, whether or not assumed, secured by any Lien or payable out of the proceeds or rent from any property or assets now or hereafter owned or acquired by such Person, (v) all obligations for which such Person is obligated pursuant to a Guaranty, (vi) obligations under leases required to be capitalized in accordance with GAAP, (vii) all obligations for which such Person is obligated pursuant to any interest rate swap, interest rate cap, interest rate collar, or other interest rate hedging agreement or arrangement or other derivative agreements or arrangements, and (viii) all obligations of such Person upon which interest charges are customarily paid or accrued.

“Initiating Holder” shall have the meaning set forth in Section 6(c).

“IPO” shall mean the consummation of the initial closing (without regard for any closing of any associated “green shoe”) of the first underwritten public offering of shares of Common Stock registered under the United States Securities Act of 1933, as amended, that occurs after the Original Issue Date and, in conjunction with which, such shares of Common Stock are listed for trading on the NYSE.

“Junior Stock” shall mean, as the case may be, (i) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any dividends in any period unless all dividends required to have been paid or declared and set apart for payment on the Series A Preferred Stock (and any Parity Stock) shall have been so paid or declared and set apart for payment, (ii) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Corporation until the Series A Preferred Stock (and any Parity

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Stock) shall have received the entire amount to which such Series A Preferred Stock (and any Parity Stock) is entitled upon such liquidation, dissolution or winding up or (iii) the Common Equity and any other class or series of stock of the Corporation ranking junior to the Series A Preferred Stock (and any Parity Stock) in respect of the right to redemption.

“Key Person” means each of (i) Joseph G. Lubeck and Stanley J. Olander, and (ii) any person appointed by the Corporation to replace either of them (or appointed to replace any person described in this clause (ii)) following a Key Person Event.

“Key Person Event” shall have the meaning set forth in Section 6(c).

“Key Person Replacement Period” shall have the meaning set forth in Section 6(c).

“Lien” means any security interest, lien, pledge, charge, encumbrance, mortgage, indenture, security agreement or other similar agreement, arrangement, contract, commitment or obligation, relating in any way to credit or the borrowing of money.

“Liquidation Preference” shall mean $10.00 per share of Series A Preferred Stock.

“Mandatory Redemption Date” shall have the meaning set forth in Section 6(b).

“Master Contribution Agreement” shall mean the Master Contribution and Recapitalization Agreement, dated as of the Original Issue Date, by and among the Corporation, the Operating Partnership, ELRH and the other parties thereto, without giving effect to any amendment, modification or waiver thereof.

“Master Contribution Transactions” means the transactions contemplated by the Master Contribution Agreement and the Securities Purchase Agreement.

“NYSE” shall mean the New York Stock Exchange.

“Operating Partnership” shall mean Apartment Trust of America Holdings, L.P.

“Optional Redemption Date” shall have the meaning set forth in Section 6(e).

“Optional Redemption Event” shall have the meaning set forth in Section 6(c).

“Optional Redemption Event Notice” shall have the meaning set forth in Section 6(e).

“Optional Redemption Notice” shall have the meaning set forth in Section 6(e).

“Optional Redemption Period” shall have the meaning set forth in Section 6(e).

“Optional Redemption Right” shall have the meaning set forth in Section 6(c).

“OPTrust” shall mean 2335887 Limited Partnership, an Ontario limited partnership.

“OPTrust Put Right” shall mean the Contribution Put Right (as defined in the Put and ROFR Agreement dated as of the Original Issue Date among OPTrust, Elco NA and Joseph G. Lubeck).

“OPTrust Voting Power” shall have the meaning set forth in Section 8(a)(ii).

“Original Issue Date” shall mean the date on which shares of Series A Preferred Stock are first issued by the Corporation.

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“Parity Optional Redemption Exercise” shall have the meaning set forth in Section 6(e).

“Parity Optional Redemption Right” shall have the meaning set forth in Section 6(e).

“Parity Special Redemption Exercise” shall have the meaning set forth in Section 7(g).

“Parity Special Redemption Notice” shall have the meaning set forth in Section 7(g).

“Parity Special Redemption Right” shall have the meaning set forth in Section 7(g).

“Parity Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation which is entitled to receive payment of dividends on a parity with the Series A Preferred Stock, (ii) any class or series of stock of the Corporation which is entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Series A Preferred Stock or (iii) any class or series of stock of the Corporation which is entitled to receive payment upon redemption thereof on a parity with the Series A Preferred Stock. The term “Parity Stock” shall include the Series B Preferred Stock and the Series C Preferred Stock.

“Permitted Additional Unsecured Debt” shall mean any unsecured Indebtedness of the Corporation or any Component Entity, in aggregate amount not to exceed $500,000, first incurred after the Original Issue Date in connection with the Master Contribution Transactions (including, without limitation, any Indebtedness to refinance then existing Indebtedness) that provides for no mandatory payments of principal to be made prior to the redemption of all outstanding shares of Series A Preferred Stock.

“Person” means any individual, partnership, limited partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, or other entity.

“Planned Contributed Property” shall mean any Property acquired by, or contributed to, the Corporation or any Component Entity after the Original Issue Date in connection with the Master Contribution Transactions, which Property is identified as of the Original Issue Date on the applicable schedule attached to the Securities Purchase Agreement.

“Preferred Distribution Rate” shall mean 9.75% per annum; provided, however, that in the event that the Corporation shall fail to redeem any shares of Series A Preferred Stock on the Mandatory Redemption Date, then from and after such date the “Preferred Distribution Rate” shall be 12.75% per annum.

“Property” shall mean, at any time, any multi-family residential property acquired, owned or leased by the Corporation or any Component Entity at such time, and all of such properties are collectively referred to herein as the “Properties”.

“Qualified Contribution Transaction” means any one or more of the following:

(i) the Master Contribution Transactions; or

(ii) any other contribution, sale, lease or other transfer by any one or more of ELRH and its Affiliates to the Corporation or any Component Entity, directly or indirectly, in a single transaction or in a series of related transactions, whether by property disposition, equity interest disposition, merger, consolidation or otherwise, of one or more of the following: (x) Future Property, or (y) cash, provided that, in the case of this clause (y), the aggregate consideration paid or issued by the Corporation and the Component Entities in respect of such cash does not exceed 15% of the total consideration paid or issued in respect of all cash and Future Property contributed, sold, leased or otherwise transferred pursuant to such Qualified Contribution Transaction; provided, however, that, notwithstanding the foregoing, no transaction shall constitute a

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Qualified Contribution Transaction under this clause (ii): (A) prior to the Adjusted Full Contribution Date (as defined in the Securities Purchase Agreement with respect to OPTrust); (B) if such transaction is not approved by a majority of the disinterested members of the Board of Directors prior to the consummation of such transaction; (C) if consummation of any such transaction or series of related transactions would contravene any of the provisions of Section 8(c); or (D) if such transaction causes the Corporation (or the surviving entity in the case of a merger or consolidation to which the Corporation is a constituent party and is not the surviving entity) to cease to be a REIT with a class of equity securities registered under Section 12 of the Exchange Act.

“Redemption Date” shall mean a Mandatory Redemption Date, Optional Redemption Date or Special Redemption Date, as applicable.

“Redemption Price” shall have the meaning set forth in Section 5(a).

“Regulations” means the Treasury Regulations promulgated under the Code as such regulations may be amended from time to time (including the corresponding provisions of succeeding regulations).

“REIT” means any real estate investment trust complying with the requirements of Sections 856 through 860 of the Code and the Regulations related thereto.

“Secured Property Debt” shall mean Indebtedness secured by a Lien on any Property.

“Securities Purchase Agreement” shall mean the Securities Purchase Agreement, dated as of the Original Issue Date, by and among the Corporation, OPTrust, DeBartolo and ELRH, as the same may be amended and in effect from time to time.

“Senior Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation ranking senior to the Series A Preferred Stock (and any Parity Stock) in respect of the right to receive dividends, (ii) any class or series of stock of the Corporation ranking senior to the Series A Preferred Stock (and any Parity Stock) in respect of the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Corporation or (iii) any class or series of stock of the Corporation ranking senior to the Series A Preferred Stock (and any Parity Stock) in respect of the right to redemption.

“Series A Preferred Stock” shall mean the 9.75% Series A Cumulative Non-Convertible Preferred Stock, $0.01 par value per share, of the Corporation.

“Series A Preferred Terms” shall have the meaning set forth in Section 8(c)(ii).

“Series B Preferred Stock” shall mean the 9.75% Series B Cumulative Non-Convertible Preferred Stock, $0.01 par value per share, of the Corporation.

“Series C Preferred Stock” shall mean, as, if and when resolved by the Board of Directors after the Original Issue Date in connection with the Andros Transaction, a series of then authorized but unissued Preferred Stock to be classified and designated as shares of 9.75% Series C Cumulative Non-Convertible Preferred Stock, $0.01 par value per share, of the Corporation, with preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption substantially similar to, and in any event not more favorable to the holder or holders thereof, than those of the Series B Preferred Stock.

“Special Redemption Date” shall have the meaning set forth in Section 7(a).

“Special Redemption Notice” shall have the meaning set forth in Section 7(a).

“Special Redemption Proceeds” shall have the meaning set forth in Section 7(a).

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“Special Redemption Right” shall have the meaning set forth in Section 7(a).

“Unredeemed Shares” shall mean any shares of Series A Preferred Stock which the Corporation is obligated to redeem on any particular Redemption Date and in respect of which the Corporation has failed to deliver the Redemption Price in full on such Redemption Date.

Section 2.     Designation and Number. A series of Preferred Stock, designated the “9.75% Series A Cumulative Non-Convertible Preferred Stock” is hereby established. The number of authorized shares of Series A Preferred Stock shall be 5,000,000.

Section 3.     Rank. The Series A Preferred Stock will, with respect to dividend rights, redemption rights and rights upon voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, rank: (i) senior to all classes or series of Junior Stock; and (ii) on parity with the Series B Preferred Stock, the Series C Preferred Stock and any other class or series of Parity Stock. The Series A Preferred Stock shall not rank junior to any Capital Stock, and there shall be no class or series of Senior Stock.

Section 4.     Dividends.

(a)    The record holders of Series A Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment of dividends, cumulative cash dividends calculated at the Preferred Distribution Rate on the Liquidation Preference. Dividends on each outstanding share of Series A Preferred Stock shall accrue and be cumulative from and including the issuance date of such share and shall be payable monthly in arrears on each Dividend Payment Date; provided, however, that if any Dividend Payment Date is not a Business Day, then any accrued dividend which would otherwise have been payable on such Dividend Payment Date shall be paid on the next succeeding Business Day. The amount of any dividend payable on the Series A Preferred Stock for any partial Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the stockholder records of the Corporation at the close of business on the applicable Dividend Record Date. Dividends accrued in respect of any Dividend Period that are not paid on the first Dividend Payment Date following the end of such Dividend Period shall be deemed to be in arrears, and such dividends in arrears shall accrue additional cumulative cash dividends at the Preferred Distribution Rate from such Dividend Payment Date until the date on which such dividends in arrears are authorized by the Board of Directors and are declared and paid in full by the Corporation. Dividends in respect of any past Dividend Period that are in arrears may be declared and paid at any time to holders of record on a subsequent Dividend Record Date.

(b)    Notwithstanding anything contained herein to the contrary, dividends on the Series A Preferred Stock (including any additional cumulative dividends accrued on dividends in arrears) shall accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, and whether or not such dividends are authorized or declared.

(c)    Subject to Section 6(h) and Section 8(c), and except as provided in Section 4(d) below, and except to the extent necessary for the Corporation to maintain its qualification as a REIT under the Code, (x) no dividends shall be declared or paid or set apart for payment and no other distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any shares of any class or series of Junior Stock or Parity Stock for any period (other than (i) a dividend paid in shares of any class or series of Junior Stock or (ii) during the Dividend Deferral Period, a dividend (other than an extraordinary dividend) on or with respect to the Common Equity), (y) no shares of any class or series of Junior Stock or Parity Stock shall be redeemed, purchased or otherwise acquired for any consideration by the Corporation, and (z) the Corporation shall not pay or make available any monies for a sinking fund for the redemption of shares of any class or series of Junior Stock (except by conversion into or exchange for other shares of any class or series of Junior Stock which rank junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up of the

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affairs of the Corporation), in each case, unless full cumulative dividends on the Series A Preferred Stock for all past Dividend Periods shall have been or contemporaneously are declared and (i) paid in cash or (ii) a sum sufficient for the payment thereof in cash is set apart for such payment.

(d)    When dividends are not declared and paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and the shares of any other class or series of Parity Stock, all dividends declared upon the Series A Preferred Stock and each such other class or series of Parity Stock shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such other class or series of Parity Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series A Preferred Stock and such other class or series of Parity Stock (which shall not include any accrual in respect of unpaid dividends on such other class or series of Parity Stock for prior Dividend Periods if such other class or series of Parity Stock does not have a cumulative dividend) bear to each other.

(e)    Holders of shares of Series A Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or shares of stock, in excess of full cumulative dividends on the Series A Preferred Stock (including any cumulative dividends accrued on dividends in arrears) as provided herein. Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accrued but unpaid dividends due with respect to such shares which remain payable. Accrued but unpaid dividends on the Series A Preferred Stock will accumulate as of the Dividend Payment Date on which they first become payable.

Section 5.     Liquidation Preference.

(a)    Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, before any distribution or payment shall be made to holders of any Junior Stock, the holders of shares of Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, liquidating distributions in cash in an amount of the Liquidation Preference, plus an amount equal to all accrued and unpaid dividends (whether or not earned or declared) (including any additional cumulative dividends accrued on dividends in arrears) up to, but not including, the date of payment, plus an amount equal to one percent (1%) of the Liquidation Preference (collectively, the “Redemption Price”).

(b)    In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series A Preferred Stock and the corresponding amounts payable on all shares of other classes or series of Parity Stock, then the holders of the Series A Preferred Stock and each such other class or series of Parity Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

(c)    Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of shares of Series A Preferred Stock at the respective addresses of such holder as the same shall appear on the share transfer records of the Corporation.

(d)    After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation or merger of the Corporation with or into any other corporation, trust or entity, or the voluntary sale, lease, transfer or conveyance of all or substantially all of the assets or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution or winding-up of the affairs of the Corporation.

(e)    In determining whether a distribution (other than upon voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation), by dividend, redemption or other acquisition of

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shares of stock of the Corporation or otherwise, is permitted under the Maryland General Corporation Law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of Series A Preferred Stock shall not be added to the Corporation’s total liabilities.

Section 6.     Redemption.

(a)    General. Shares of Series A Preferred Stock shall not be redeemable except as set forth in this Section 6 or in Section 7.

(b)    Mandatory Redemption. All of the issued and outstanding shares of Series A Preferred Stock shall be redeemed by the Corporation for cash on the second anniversary of the Original Issue Date; provided, however, that, subject to the provisions of this Section 6(b), upon providing not less than 30 days’ prior written notice to the holders of the Series A Preferred Stock, the Corporation may extend the date on which all (but not less than all) of the then issued and outstanding shares of Series A Preferred Stock shall be redeemed by 18 months (but not less than 18 months); provided further, that: (i) as a condition to any such extension taking effect, on or before the date scheduled for redemption (without giving effect to such extension), the Corporation shall cause full cumulative dividends on the Series A Preferred Stock for all past Dividend Periods to have been declared and shall cause (A) such dividends to have been paid in full in cash or (B) a sum sufficient for the payment thereof in full in cash to have been set apart for such payment; (ii) the Corporation shall only be entitled to exercise the foregoing right to extend the date of redemption of the Series A Preferred Stock by 18 months in accordance with this Section 6(b) twice in total (such that in no event shall the date of redemption be later than the fifth anniversary of the Original Issue Date); (iii) the Corporation shall not be entitled to exercise the foregoing right to extend the date of redemption of the Series A Preferred Stock unless the date of redemption of each other class or series of Parity Stock of which any shares are then outstanding is concurrently extended by the Corporation pursuant to the corresponding terms thereof; (iv) the Corporation shall not be entitled to exercise the foregoing right to extend the date of redemption of the Series A Preferred Stock if the OPTrust Put Right shall have become exercisable at any time (whether or not actually exercised or expired); and (v) as a condition to any such extension taking effect, on or before the date scheduled for redemption (without giving effect to such extension) the Corporation shall pay to the holders of all the then issued and outstanding shares of Series A Preferred Stock an amount equal to one percent (1%) of the Liquidation Preference (the “Extension Dividend”) in cash or immediately available funds. In the event that any of the foregoing requirements set forth in this Section 6(b) are not satisfied, the Corporation shall not be entitled to exercise the foregoing right to extend the date of redemption of the Series A Preferred Stock, and the Corporation shall redeem all of the Series A Preferred Stock on the date on which the Series A Preferred Stock is otherwise required to be redeemed pursuant to this Section 6(b) (without giving effect to any further extension). The date on which the shares of Series A Preferred Stock are required to be redeemed by the Corporation pursuant to this Section 6(b) is referred to herein as the “Mandatory Redemption Date”. On the Mandatory Redemption Date the Corporation shall redeem all of the issued and outstanding Series A Preferred Stock for cash in an amount per share equal to the Redemption Price calculated as of the Mandatory Redemption Date, and such redemption payment shall be made to the holder on the Mandatory Redemption Date in cash or in immediately available funds. For avoidance of doubt, failure to redeem all of the outstanding Series A Preferred Stock on the Mandatory Redemption Date shall result in an increase of the Preferred Distribution Rate from 9.75% per annum to 12.75% per annum payable in respect of the Unredeemed Shares, and such increased distribution rate shall take effect with respect to the Unredeemed Shares effective from and after the Mandatory Redemption Date until such time as all of the outstanding Series A Preferred Stock have been redeemed and paid for in full pursuant to this Section 6(b). If on the Mandatory Redemption Date fewer than (i) all of the outstanding shares of Series A Preferred Stock and (ii) all shares of other classes or series of Parity Stock required to be redeemed on such date may legally be redeemed, the Corporation shall redeem on the Mandatory Redemption Date such number of shares of Series A Preferred Stock and such number of shares of other classes or series of Parity Stock that may legally be redeemed on such date to the fullest extent permitted by law pro rata (as nearly as may be practicable without creating fractional shares), calculated based on the aggregate Redemption Price payable on the Series A Preferred Stock and the

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corresponding redemption proceeds payable on such shares of other classes or series of Parity Stock required to be redeemed on such date pursuant to the terms thereof, and the remainder of the shares of Series A Preferred Stock shall be deemed to be “Unredeemed Shares” and shall be redeemed as soon as practicable thereafter. Such Unredeemed Shares shall continue to accrue preferred cumulative dividends in accordance with the terms hereof up to but excluding the date on which the Corporation pays in full to the holders of such Unredeemed Shares in cash or immediately available funds the Redemption Price (re-calculated as of such date) plus all additional accrued preferred cumulative dividends due thereon as of such date.

(c)    Optional Redemption. A holder (or holders) of a majority of the issued and outstanding shares of Series A Preferred Stock at such time (collectively, an “Initiating Holder”), at its option, shall have the right (the “Optional Redemption Right”), which right may be exercised by such Initiating Holder delivering to the Corporation an Optional Redemption Notice on or before the date on which the Optional Redemption Period expires, to require the Corporation to redeem all (but not less than all) of the outstanding shares of Series A Preferred Stock upon the occurrence of any of the following events after the Original Issue Date (each, an “Optional Redemption Event”):

(i)	a Change of Control;

(ii)	the redemption by the Corporation of any Junior Stock or Parity Stock except to the extent such redemption is permitted herein;

(iii)	any breach by the Corporation of Section 8(c) not timely waived by the holder (or holders) of a majority of the shares of Series A Preferred Stock in accordance with Section 6(e);

(iv)	in the event that (A) any Key Person becomes incapacitated, deceased or otherwise ceases to be employed by the Corporation for any reason (a “Key Person Event”), and (B) another individual approved by the holder (or holders) of a majority of the shares of Series A Preferred Stock issued and outstanding at that time, such approval not to be unreasonably withheld, conditioned or delayed, is not appointed by the Board of Directors to fill the vacant position resulting from such Key Person Event within a period of six (6) months after the occurrence of such event (the “Key Person Replacement Period”); provided, however, that if a Key Person Event occurs with respect to any one Key Person and, prior to the replacement of such individual in accordance with clause (B) above, a Key Person Event occurs with respect to the other remaining Key Person, then the Key Person Replacement Period with respect to both such individuals shall end no later than the four (4) month anniversary of the first date on which a Key Person Event occurred or existed with respect to both such individuals;

(v)	in the event that the Corporation or any Component Entity defaults on any Secured Property Debt and such default either (A) cannot be cured within 45 days after such default occurs (20 days if the default occurs on any Secured Property Debt relating to more than one Property), or (B) is not actually cured within 45 days after such default occurs (20 days if the default occurs on any Secured Property Debt relating to more than one Property); and

(vi)	in the event that at any time the Corporation fails to qualify as a Domestically Controlled REIT.

(d)     Optional Redemption Event Notice. No later than ten (10) days following the occurrence of an Optional Redemption Event, the Corporation shall deliver to the holders of record of Series A Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records a notice of occurrence of the Optional Redemption Event (the “Optional Redemption Event Notice”). Such notice shall state: (i) the events constituting the Optional Redemption Event; (ii) the date on which the Optional Redemption Event occurred; (iii) that, as a result of the Optional Redemption Event, the Initiating Holder may exercise the Optional Redemption Right; and (iv) the procedure set forth below which the Initiating Holder must follow in order to validly exercise the

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Optional Redemption Right. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the rights of the Initiating Holder to demand the redemption of Series A Preferred Stock in accordance with this Section 6.

(e)    Optional Redemption Procedure.

(i)	Exercise. The Optional Redemption Right may be exercised by the Initiating Holder no later than sixty (60) days after the delivery by the Corporation to such holder of an Optional Redemption Event Notice (subject to extension as provided in Section 6(e)(ii)(C), the “Optional Redemption Period”) by delivering to the Corporation a notice in writing (an “Optional Redemption Notice”) stating such holder’s election for the Corporation to redeem shares of Series A Preferred Stock, specifying the clause in Section 6(c) under which the redemption is being exercised. A breach by the Corporation of Section 8(c) will be deemed waived for purposes of Section 6(c)(iii) if the holder (or holders) of a majority of the shares of Series A Preferred Stock then outstanding explicitly waive in writing such breach prior to delivery of such Optional Redemption Notice. An Optional Redemption Notice may not be withdrawn without the written consent of the Corporation, which consent must be approved by a majority of the members of the Board of Directors (excluding for this purpose each director, if any, who is affiliated (as determined pursuant to the provisions of the Charter) with any holder of the Series A Preferred Stock).

(ii)	Coordination with Parity Stock.

(A)	Promptly, and in any event no later than five (5) days, following any delivery by the Initiating Holder to the Corporation of an Optional Redemption Notice, the Corporation shall deliver to the holders of record of each other class or series of Parity Stock of which any shares are then outstanding a notice of receipt of the Optional Redemption Notice, together with a copy of the Optional Redemption Notice.

(B)	Promptly, and in any event no later than five (5) days, following any exercise by the holder or holders of any other class or series of Parity Stock, pursuant to the terms thereof, of the optional redemption right set forth therein corresponding to the Optional Redemption Right set forth herein (such right a “Parity Optional Redemption Right” and such exercise a “Parity Optional Redemption Exercise”), the Corporation shall deliver to the holders of record of Series A Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records a notice of such Parity Optional Redemption Exercise, together with a copy of the exercise notice received by the Corporation relating thereto.

(C)	In the event of any Parity Optional Redemption Exercise occurring prior to the delivery of the Optional Redemption Notice by the Initiating Holder to the Corporation, the Optional Redemption Period shall be extended, to the extent necessary, so as to provide for a period of at least ten (10) days following delivery by the Corporation of the notice described in Section 6(e)(ii)(B). For avoidance of doubt, the foregoing provision shall in no event reduce the duration of the Optional Redemption Period.

(iii)

Optional Redemption Date. If, following an Optional Redemption Event, an Initiating Holder exercises the Optional Redemption Right in accordance with this Section 6(e), the date of redemption of the Series A Preferred Stock (the “Optional Redemption Date”) shall be the date that is thirty (30) days after the delivery of the Optional Redemption Notice by the Initiating Holder to the Corporation; provided, however, that, in the event of any Parity Optional Redemption Exercise occurring prior to the delivery of the Optional Redemption Notice by the Initiating Holder to the Corporation, if the Initiating Holder shall have

A1-25

delivered the Optional Redemption Notice no later than ten (10) days following delivery by the Corporation of the notice described in Section 6(e)(ii)(B) in respect of the earliest such Parity Optional Redemption Exercise, then the Optional Redemption Date shall be accelerated (but not deferred) to be the same as the date of redemption of the Parity Stock to which such Parity Optional Redemption Exercise relates; provided further, that, subject to the foregoing proviso, the Corporation, by written notice to the Initiating Holder, may in its sole discretion elect to accelerate (but not to defer) the Optional Redemption Date to coincide with the redemption date relating to any Parity Optional Redemption Exercise.

(f)    Redemption Payment. For each share of Series A Preferred Stock which is to be redeemed pursuant to this Section 6, the Corporation shall be obligated on the applicable Redemption Date therefor or, if such Redemption Date is not a Business Day, on the first Business Day thereafter, to pay to the holder thereof in full (upon surrender by such holder at the Corporation’s principal office of the certificate representing such share of Series A Preferred Stock, to the extent the shares of Series A Preferred Stock are certificated) an amount in cash or immediately available funds equal to the Redemption Price calculated as of such Redemption Date; provided, however, that in the event of a redemption pursuant to Section 6(c) where the Optional Redemption Date occurs prior to the second anniversary of the Original Issue Date (or, if the Mandatory Redemption Date has been extended pursuant to Section 6(b) hereof, then where the Optional Redemption Date occurs prior to such extended date), then notwithstanding such earlier occurrence, the Redemption Price shall be calculated as of the second anniversary of the Original Issue Date (or, as of such extended date pursuant to Section 6(b) hereof, as applicable), as if the Optional Redemption Date occurred on such second anniversary date (or, on such extended date pursuant to Section 6(b) hereof, as applicable). Upon payment in full of the Redemption Price in accordance with this Section 6(f), such shares of Series A Preferred Stock shall be deemed to be no longer issued and outstanding. Any shares of Series A Preferred Stock that are required to be redeemed pursuant to this Section 6 and in respect of which the Corporation fails to satisfy its obligation to pay the Redemption Price in full in accordance with this Section 6(f), shall remain issued and outstanding and be deemed to be Unredeemed Shares. Such Unredeemed Shares shall continue to accrue preferred cumulative dividends in accordance with the terms hereof up to and excluding the date on which the Corporation satisfies its obligation to pay in full the Redemption Price (re-calculated as of such date) plus all additional accrued preferred cumulative dividends due thereon as of such date. For any shares of Series A Preferred Stock which are to be redeemed pursuant to this Section 6 the holder of which fails to timely deliver in writing to the Corporation valid wire transfer instructions and such other information, if any, as may be reasonably necessary for the Corporation to pay the redemption proceeds thereon to such holder, then in the event that (A) on the applicable Redemption Date for such shares the Corporation has set apart in trust all of the funds necessary for the redemption of such shares for the benefit of such holder and (B) irrevocable instructions have been given by the Corporation to the trustee of such trust to pay in full all of the redemption proceeds in respect of such shares, then the Corporation shall be deemed to have satisfied its obligations to pay the Redemption Price of such shares in accordance with this Section 6(f).

(g)     Insufficient Redemption Proceeds. In the event that, in connection with any redemption obligation pursuant to this Section 6, on any Redemption Date the Corporation is unable to satisfy in full (i) its obligations with respect to all shares of Series A Preferred Stock required to be redeemed pursuant to this Section 6 on such Redemption Date, and (ii) the corresponding redemption obligations with respect to all shares of other classes or series of Parity Stock required to be redeemed on such Redemption Date pursuant to the terms thereof, then, in each such case, on such Redemption Date the Corporation shall redeem only such number of shares of Series A Preferred Stock and such number of shares of other classes or series of Parity Stock that legally may be redeemed on such date, to the fullest extent permitted by law, pro rata (as nearly as practical without creating fractional shares), calculated based on all payments of the Redemption Price required to be made by the Corporation on the Series A Preferred Stock to be redeemed on such Redemption Date pursuant to this Section 6 and the corresponding redemption proceeds payable on all shares of other classes or series of Parity Stock required to be redeemed on such Redemption Date pursuant to the terms thereof. Thereafter, as soon as the Corporation is legally permitted to do so under applicable law, the Corporation shall redeem the Unredeemed Shares and the remaining unredeemed shares of such other classes or series of Parity Stock required

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to be redeemed, to the fullest extent permitted by law, pro rata (as nearly as practical without creating any fractional shares), calculated as set forth in the immediately preceding sentence, until the Corporation satisfies in full its redemption obligations with respect to all such Unredeemed Shares and such remaining shares of Parity Stock required to be redeemed.

(h)    Restrictions Applicable after a Failure to Redeem. Without limitation to the rights of the holders of Series A Preferred Stock under Section 8(c), if and for so long as there are Unredeemed Shares outstanding, and during any period from the applicable Redemption Date of such Unredeemed Shares until the date on which the Corporation satisfies its obligations to pay in full the Redemption Price (re-calculated as of such date) plus all additional accrued preferred cumulative dividends thereon as of such date, the Corporation shall not take any of the following actions unless the corresponding restriction is waived by the holder (or holders) of a majority of the then outstanding Unredeemed Shares:

(i)	declare or pay distributions on Junior Stock (except to the extent necessary for the Corporation to maintain its qualification as a REIT under the Code) or on Parity Stock;

(ii)	redeem any outstanding Junior Stock;

(iii)	redeem any outstanding Parity Stock, except as set forth in the last sentence of Section 6(g);

(iv)	effect any Qualified Contribution Transaction; or

(v)	acquire any real property asset or assets except (A) in connection with a then existing buy-sell arrangement, so long as the buy-sell arrangement was triggered by a party other than the Corporation or (B) to satisfy then existing contractual obligations of the Corporation.

(i)    All shares of the Series A Preferred Stock redeemed pursuant to this Section 6 or otherwise repurchased or acquired by the Corporation shall be retired and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class, and, except as provided in the last sentence of Section 6(f), all rights of the holders of such shares hereunder shall be deemed to have automatically terminated and be without any further force and effect from and after the date of such redemption.

(j)    Subject to the restrictions set forth in Section 4(c) and Section 6(h), and subject to the Corporation’s compliance with the applicable provisions of this Section 6, the Corporation shall be permitted to redeem any outstanding Parity Stock pursuant to a Parity Optional Redemption Right.

Section 7.     Special Redemption by the Corporation.

(a)    The Corporation shall have the right (“Special Redemption Right”), at any time, upon written notice (the “Special Redemption Notice”) to the holders of record of shares of the Series A Preferred Stock (at their respective addresses as they appear on the share transfer records of the Corporation) not less than 30 days prior to a date (which date (i) may be contingent upon certain events as specified in Section 7(f) and (ii) shall be the same as the redemption date for each class or series of Parity Stock, if any, of which shares are then outstanding and are to be redeemed pursuant to any Parity Special Redemption Right) specified in such Special Redemption Notice (the “Special Redemption Date”), to redeem all (but not less than all) of the shares of the Series A Preferred Stock then outstanding for cash in an amount per share equal to the Redemption Price calculated as of the Special Redemption Date; provided, however, that in the event that the Special Redemption Date occurs prior to the second anniversary of the Original Issue Date (or, if the Mandatory Redemption Date has been extended pursuant to Section 6(b) hereof, then where the Special Redemption Date occurs prior to such extended date), then notwithstanding such earlier occurrence, the Redemption Price shall be calculated as of the second anniversary of the Original Issue Date (or, as of such extended date pursuant to Section 6(b) hereof, as applicable), as if the Special Redemption Date occurred on such second anniversary date (or, as of such extended date pursuant to Section 6(b) hereof, as applicable) (“Special Redemption Proceeds”); provided further, that, as a

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condition to the redemption of the shares of Series A Preferred Stock pursuant to this Section 7, on or before the Special Redemption Date, the Corporation shall cause, with respect to each class or series of Parity Stock of which any shares are then outstanding and are not to be redeemed on such date, full cumulative dividends on all such shares for all past Dividend Periods to have been declared and shall cause (A) such dividends to have been paid in full in cash or (B) a sum sufficient for the payment thereof in full in cash to have been set apart for such payment. The Special Redemption Proceeds shall be paid in full to the holders of Series A Preferred Stock in cash or in immediately available funds on the Special Redemption Date. No inadvertent failure to give the Special Redemption Notice or any defect thereto shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock.

(b)    In addition to any information required by law, the Special Redemption Notice shall state: (i) that the shares of Series A Preferred Stock are being redeemed pursuant to the Special Redemption Right; (ii) the amount of the Special Redemption Proceeds, including the calculation thereof; (iii) the place or places where the certificates representing shares of Series A Preferred Stock to be redeemed, to the extent the shares of Series A Preferred Stock are certificated, are to be surrendered (if so required in the Special Redemption Notice) for payment of the Special Redemption Proceeds; and (iv) that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accumulate on the Special Redemption Date.

(c)    Notwithstanding anything to the contrary contained herein, no shares of Series A Preferred Stock (and no shares of other classes or series of Parity Stock required to be redeemed on the Special Redemption Date pursuant to the terms thereof) shall be redeemed pursuant to the Special Redemption Right (and, in the case of shares of other classes or series of Parity Stock required to be redeemed on the Special Redemption Date, pursuant to the terms thereof) unless all of the Special Redemption Proceeds are paid in full with respect to all of the shares of Series A Preferred Stock to be redeemed on the Special Redemption Date (and the redemption proceeds due on all shares of such other classes or series of Parity Stock required to be redeemed on the Special Redemption Date pursuant to the terms thereof are paid in full), including full cumulative dividends payable on all such shares shall have been or contemporaneously are authorized, declared and paid in cash or declared and a sum sufficient for the payment thereof in cash set apart for payment for all past Dividend Periods and for the then current Dividend Period up to and excluding the Special Redemption Date.

(d)    If the Corporation shall so require and the notice shall so state, on or after the Special Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed shall present and surrender the certificates representing such holder’s shares of Series A Preferred Stock, to the extent such shares are certificated, to the Corporation at the place designated in the Special Redemption Notice and thereupon the Special Redemption Proceeds of such shares (including all accrued and unpaid dividends to, but not including, the Special Redemption Date) shall be paid to or on the order of the person whose name appears on such certificate representing shares of Series A Preferred Stock as the owner thereof and each surrendered certificate shall be cancelled.

(e)    For any shares of Series A Preferred Stock which are to be redeemed pursuant to this Section 7 the holder of which fails to timely deliver in writing to the Corporation valid wire transfer instructions and such other information, if any, as may be reasonably necessary for the Corporation to pay the redemption proceeds thereon to such holder, then in the event that (A) on the applicable Redemption Date for such shares the Corporation has set apart in trust all of the funds necessary for the redemption of such shares for the benefit of such holder and (B) irrevocable instructions have been given by the Corporation to the trustee of such trust to pay in full all of the redemption proceeds in respect of such shares, then the Corporation shall be deemed to have satisfied its obligations to pay the Redemption Price of such shares in accordance with this Section 7.

(f)    The Corporation shall be obligated to exercise the Special Redemption Right to the extent necessary to cause the redemption on or prior to the IPO of all (but not less than all) of the shares of the Series A Preferred Stock then outstanding. In connection with any contemplated IPO, the Corporation shall have the right to make the effectiveness of its Special Redemption Notice contingent upon the consummation of the IPO, in which event the Special Redemption Date shall be the date that the IPO is consummated, if at all. Neither the

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foregoing obligation of the Corporation to exercise the Special Redemption Right nor any exercise of the Special Redemption Right shall alter or affect the Corporation’s right to abandon any contemplated IPO, and any such conditional exercise shall be null and void upon such abandonment. If the IPO shall not have been consummated within ninety (90) days after delivery of the conditional Special Redemption Notice relating thereto, such conditional Special Redemption Notice shall thereupon be null and void; provided, however, that nothing herein shall relieve the Corporation from its obligation to again exercise the Special Redemption Right pursuant to the first sentence of this Section 7(f).

(g)    If, pursuant to the terms of any other class or series of Parity Stock, the Corporation exercises the special redemption right set forth therein corresponding to the Special Redemption Right set forth herein (such right a “Parity Special Redemption Right” and such exercise a “Parity Special Redemption Exercise”), and the Corporation shall not have exercised the Special Redemption Right herein, then substantially concurrently with such Parity Special Redemption Exercise, the Corporation shall deliver to the holders of record of Series A Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records a notice of such Parity Special Redemption Exercise. Such notice (a “Parity Special Redemption Notice”) shall: (i) state the fact of such Parity Special Redemption Exercise; (ii) include a copy of the exercise notice relating to such Parity Special Redemption Exercise; (iii) include substantially the same information that would be required to be included in a Special Redemption Notice hereunder; (iv) state that, as a result of such Parity Special Redemption Exercise, the Initiating Holder may demand that the Corporation exercise the Special Redemption Right herein; and (v) state the procedure set forth below which the Initiating Holder must follow in order to validly make such demand. No failure to give any Parity Special Redemption Notice or any defect thereto or in the mailing thereof shall affect the rights of the Initiating Holder to demand the redemption of Series A Preferred Stock in accordance with this Section 7(g). The Corporation shall be obligated to exercise the Special Redemption Right if the Initiating Holder, not later than fifteen (15) days following delivery by the Corporation of a Parity Special Redemption Notice, delivers written notice to the Corporation demanding such exercise. Upon delivery of such demand notice by the Initiating Holder, (I) the Corporation shall be deemed for all purposes to have exercised the Special Redemption Right concurrently with such Parity Special Redemption Exercise, notwithstanding any failure of the Corporation to deliver the Special Redemption Notice, and (II) the Corporation shall be deemed to have satisfied its obligation to deliver the Special Redemption Notice by its delivery of the Parity Special Redemption Notice. If the Initiating Holder elects not to demand such exercise by the Corporation, then, as a condition to the redemption of the shares of any class or series of Parity Stock pursuant to any such Parity Special Redemption Exercise, on or before the redemption date therefor, the Corporation shall cause full cumulative dividends on the Series A Preferred Stock for all past Dividend Periods to have been declared and shall cause (A) such dividends to have been paid in full in cash or (B) a sum sufficient for the payment thereof in full in cash to have been set apart for such payment.

(h)    All shares of the Series A Preferred Stock redeemed or repurchased pursuant to this Section 7 shall be retired and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class, and, except as provided in Section 7(e), all rights of the holders of such shares hereunder shall be deemed to have automatically terminated and be without any further force and effect from and after the date of such redemption.

(i)    Subject to the restrictions set forth in Section 4(c) and Section 6(h), and subject to the Corporation’s compliance with the applicable provisions of this Section 7, the Corporation shall be permitted to redeem any outstanding Parity Stock pursuant to a Parity Special Redemption Right.

Section 8.     Voting Rights.

(a)    Voting with Common Stock.

(i)

General. Except as provided by law or as set forth below in this Section 8, holders of Series A Preferred Stock shall vote together as a single class with the holders of Common Stock and any other class of Parity Stock with like voting rights. On any matter presented to the

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stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting to the extent permitted by the Charter and by-laws of the Corporation), each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the quotient, rounded down to the nearest whole number of votes, obtained by dividing (i) the aggregate Liquidation Preference of the shares of Series A Preferred Stock held by such holder as of the record date for determining stockholders entitled to vote on such matter by (ii) the Book Value Per Share.

(ii)	OPTrust Voting Limit. Notwithstanding the foregoing, for so long as any outstanding shares of Series A Preferred Stock are held by one or more of OPTrust and its Affiliates, the number of votes that each holder of Series A Preferred Stock shall be entitled to cast as determined pursuant to Section 8(a)(i) above shall be reduced pro rata (as nearly as may be practicable without resulting in fractional votes), to the extent necessary, so as to cause the OPTrust Voting Power not to exceed 29.9% of the aggregate number of votes that may be cast by all holders of Capital Stock entitled to vote for the election of the members of the Board of Directors. The “OPTrust Voting Power” as of any date of determination shall mean the aggregate number of votes attributable to all shares of Capital Stock and other securities that are held directly or indirectly by OPTrust or any of its Affiliates at such time and that are entitled to vote for the election of the members of the Board of Directors, including, without limitation, a pro rata portion of any such shares of Capital Stock and other securities that are beneficially owned by any other Person in which OPTrust or any of its Affiliates has any direct or indirect beneficial ownership interest, either in whole or in part (in which case, with respect to each such other Person, the number of votes attributable to OPTrust and its Affiliates shall be calculated by multiplying the number of votes attributable to such shares of Capital Stock and other securities that are beneficially owned by such other Person multiplied by the aggregate direct or indirect percentage ownership interest of OPTrust and its Affiliates in such other Person). For avoidance of doubt, for purposes of the determination of the OPTrust Voting Power, there shall be excluded from such determination any direct or indirect interest of any of OPTrust and its Affiliates in (i) shares of Common Stock issuable (but not then issued) upon redemption of any limited partnership interests in the Operating Partnership and (ii) shares of Common Stock issuable (but not then issued) upon exercise of any warrants issued pursuant to the Securities Purchase Agreement and attached to the shares of Series A Preferred Stock.

(b)    Voting as Separate Class. On any matter in which the Series A Preferred Stock may vote as a separate class (as expressly provided herein or as otherwise required by applicable law), each outstanding share of Series A Preferred Stock shall be entitled to one vote.

(c)    Protective Provisions. Notwithstanding anything herein to the contrary, so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not:

(i)

authorize, create or issue, or increase the number of authorized or issued shares of, any class or series of Senior Stock or Parity Stock, or reclassify any authorized shares of Capital Stock into Senior Stock or Parity Stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any Senior Stock or Parity Stock; provided, however, that the Corporation shall be entitled to issue pursuant to the Securities Purchase Agreement and the February Securities Purchase Agreement, up to an aggregate total of 5,000,000 shares of Series A Preferred Stock and 1,000,000 shares of Series B Preferred Stock; and provided, further, however, that, in connection with the Andros Transaction, the Corporation shall be entitled to authorize, create and issue to one or more of ELRH and its Affiliates up to such number of shares of Series C Preferred Stock (but, in any event, not in excess of 600,000 shares having a liquidation preference per share of $10.00, for

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an aggregate liquidation preference thereof not in excess of $6,000,000) as the Board of Directors shall determine to be necessary for consummation of the Andros Transaction, it being acknowledged that such issuance of shares of Series C Preferred Stock is subject to the rights of the ROFO Holders (as defined in the Securities Purchase Agreement) under the pre-emptive right provisions of Section 9.9 of the Securities Purchase Agreement and therefore that such shares may be issued to one or more of such ROFO Holders and their respective Affiliates pursuant thereto;

(ii)	amend, alter or repeal any provisions of the terms of the Series A Preferred Stock as set forth in this Exhibit A (the “Series A Preferred Terms”), whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, including without limitation authorizing or issuing more than 5,000,000 shares of Series A Preferred Stock in the aggregate;

(iii)	amend, alter or repeal the provisions of the Charter or the by-laws of the Corporation, whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock (disregarding, solely for purposes of this clause, any limitation on the voting power of the Series A Preferred Stock set forth in Section 8(a)(ii));

(iv)	amend, alter or repeal any provisions of the terms of the Series B Preferred Stock, the Series C Preferred Stock or any other class or series of Parity Stock as set forth in Charter with respect thereto (including providing any rights or privileges to the Series B Preferred Stock, the Series C Preferred Stock or any Parity Stock that are not also afforded to the Series A Preferred Stock), whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, unless such change (or the equivalent thereof as applied to the Series A Preferred Stock): (x) is also made, on a concurrent basis, to the Series A Preferred Terms in accordance with the applicable provisions of this Exhibit A, or (y) if made to the Series A Preferred Terms, would adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock; provided that prior to effecting any such change in reliance on this Section 8(c)(iv)(y), the Corporation (A) no later than 10 Business Days before the effecting any such change, shall have provided a reasonable description of the particulars of the change together with a draft of the proposed amendment to the holders of all Series A Preferred Stock, and (B) if requested by the holders of all Series A Preferred Stock after receipt of such notice, the Corporation has effected a similar change to the Series A Preferred Terms, on a concurrent basis;

(v)	incur or permit any Component Entity to incur, or enter into any agreement, contract, commitment or other obligation to incur, any Indebtedness (including, without limitation, any Indebtedness to refinance then existing Indebtedness), whether with respect to any Property or otherwise (excluding for purposes of this Section 8(c)(v) any Indebtedness with respect to any Future Property and any Permitted Additional Unsecured Debt), except in accordance with each of the following conditions:

(A)	the aggregate Indebtedness of the Corporation and all Component Entities (excluding any Indebtedness with respect to any Future Property and any Permitted Additional Unsecured Debt) at no time shall exceed the amount of such aggregate Indebtedness (measured in dollars) as of the Original Issue Date as set forth in the applicable schedule attached to the Securities Purchase Agreement; and

(B)

the aggregate Indebtedness of the Corporation and all Component Entities with respect to any one Existing Property or any one Planned Contributed Property at no time shall exceed the greater of (x) the amount of such aggregate Indebtedness (measured in

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dollars) with respect to such Property as of the Original Issue Date and (y) 70% of the value of such Property, in each case, as set forth in the applicable schedule attached to the Securities Purchase Agreement;

(vi)	incur or permit any Component Entity to incur, or enter into any agreement, contract, commitment or other obligation to incur, Indebtedness (including, without limitation, any Indebtedness to refinance then existing Indebtedness) with respect to any Future Property (including without limitation any such Future Property acquired pursuant to a Qualified Contribution Transaction), except to the extent such Indebtedness does not exceed 60% (or such greater percentage, up to 70%, as the Board of Directors may approve) of the purchase price (including closing costs and expenses) of such Future Property;

(vii)	repay or prepay any principal on any Permitted Additional Unsecured Debt, or permit any Component Entity to do the same;

(viii)	declare or pay distributions on Junior Stock or Parity Stock in violation of Section 4(c) hereof;

(ix)	redeem or purchase any outstanding Junior Stock (except by conversion into or exchange for other shares of any class or series of Junior Stock which rank junior to the Series A Preferred Stock and Parity Stock as to dividends, upon liquidation, dissolution or winding up of the affairs of the Corporation and as to redemption);

(x)	redeem, purchase or otherwise acquire any outstanding Parity Stock, except in accordance with Section 6 or Section 7 hereof; and

(xi)	take any action indirectly, whether through the Operating Partnership, any other Component Entity or otherwise, which, if taken directly by the Corporation, would be prohibited by this Section 8(c).

Section 9.     Waiver. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein, including without limitation the provisions of Section 8(c), may be waived on behalf of all holders of Series A Preferred Stock by the affirmative vote or consent in writing of the holder (or holders) of a majority of the issued and outstanding shares of Series A Preferred Stock (voting as a single class).

Section 10.    Record Holders. The Corporation may deem and treat the record holder of any Series A Preferred Stock as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

Section 11.     No Sinking Fund. No sinking fund has been established for the retirement or redemption of Series A Preferred Stock.

Section 12.     Exclusion of Other Rights. The Series A Preferred Stock shall not have any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption other than those expressly set forth in the Charter, including the Series A Preferred Terms.

Section 13.     Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

Section 14.    Severability of Provisions. If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock set forth in the Charter, including the Series A Preferred Terms, are invalid, unlawful or

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incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock set forth in the Charter which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

Section 15.     No Preemptive Rights. Nothing in this Exhibit A shall entitle the holders of Series A Preferred Stock to any preemptive rights to subscribe for or acquire any unissued shares of stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of stock of the Corporation.

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EXHIBIT B

SERIES B PREFERRED STOCK

Under a power contained in Article V of the charter of the Corporation (the “Charter”), the Board of Directors of the Corporation (the “Board of Directors”) by duly adopted resolutions classified and designated 1,000,000 shares of authorized but unissued preferred stock, par value $0.01 per share (the “Preferred Stock”), as shares of 9.75% Series B Cumulative Non-Convertible Preferred Stock, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth below:

9.75% Series B Cumulative Non-Convertible Preferred Stock

Section 1.     Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

“Affiliate” shall mean, in respect of any Person, any other Person that is directly or indirectly controlling, controlled by, or under common control with such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means having, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or by contract or otherwise.

“Andros Transaction” shall mean the transactions contemplated by Section 1.5(b) of the Master Contribution Agreement (relating to the Andros Cash Payment Obligation (as defined therein)).

“Book Value Per Share” means $4.30.

“Business Day” shall mean each day, other than a Saturday or a Sunday, which is not a day on which banking institutions in New York are authorized or required by law, regulation or executive order to close.

“Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Equity, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

“Change of Control” shall mean the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the Original Issue Date by any Person or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act), other than pursuant to a Qualified Contribution Transaction, of more than 50% of the voting rights or equity interests in the Corporation; (ii) a replacement of more than 50% of the members of the Board of Directors that is not approved by those individuals who are members of the Board of Directors on the Original Issue Date (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Corporation or a sale of 50% or more of the assets of the Corporation in one or a series of related transactions, unless (a) following such transaction or series of transactions, the holders of the Corporation’s securities prior to the first such transaction continue to hold at least 50% of the voting rights and equity interests in the surviving entity or acquirer of such assets, as applicable, or (b) the merger or consolidation is pursuant to a Qualified Contribution Transaction; (iv) a recapitalization, reorganization or other transaction involving the Corporation (excluding any bona fide underwritten public offering of Capital Stock) that constitutes or could result in a transfer of more than 50% of the voting rights in the Corporation, other than pursuant to a Qualified Contribution Transaction; or (v) the execution by the Corporation or its controlling stockholders of an agreement providing for or that will result in any of the foregoing events.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

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“Common Equity” shall mean all shares now or hereafter authorized of any class of common stock of the Corporation, including the Common Stock, and any other stock of the Corporation, howsoever designated, authorized after the Original Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

“Common Stock” shall mean the common stock, $0.01 par value per share, of the Corporation.

“Component Entity” means any Person controlled by the Corporation and in which the Corporation holds any direct or indirect Equity Interest.

“Corporation” shall have the meaning set forth in Article I of the Charter. For avoidance of doubt, references herein to the Corporation shall exclude any Component Entity except as expressly provided otherwise.

“DeBartolo” shall mean DK Landmark, LLC, a Florida limited liability company.

“DeBartolo Put Right” shall mean the Contribution Put Right (as defined in the Put and ROFR Agreement dated as of the Original Issue Date among DeBartolo, Elco NA and Joseph G. Lubeck).

“Dividend Deferral Period” shall mean the period commencing on the Original Issue Date and continuing through and including the date that is three months thereafter, subject to extension as provided below and subject to termination prior to the expiration of such initial or extended period at the option of the Corporation. The Corporation shall be entitled to extend the Dividend Deferral Period beyond such initial three-month period on one occasion only for an additional three-month period, upon notice given not earlier than ten (10) days prior to nor later than ten (10) days after the expiration of such initial period to the holder (or holders) of the shares of Series B Preferred Stock then outstanding, provided that, as of the expiration of such initial period, (i) the Corporation shall have complied at all times with its obligations under Section 5.4 (Lender Consents) of the Securities Purchase Agreement, (ii) the Adjusted Full Contribution Date (as defined in the Securities Purchase Agreement with respect to DeBartolo) shall not have occurred and (iii) the corresponding deferral period with respect to each other class or series of Parity Stock of which any shares are then outstanding is concurrently extended by the Corporation pursuant to the corresponding terms thereof.

“Dividend Record Date” shall mean, with respect to any Dividend Payment Date, the last day of the calendar month preceding the calendar month in which such Dividend Payment Date falls.

“Dividend Payment Date” shall mean the 15th day of each calendar month commencing with the first such date following the end of the calendar month that includes the last day of the Dividend Deferral Period.

“Dividend Period” shall mean each calendar month (other than the initial Dividend Period, which shall commence on the Original Issue Date and end on and include August 31, 2012, and other than the Dividend Period during which any shares of Series B Preferred Stock shall be redeemed pursuant to Section 6 or Section 7, which shall end on and include the date on which the shares of Series B Preferred Stock are redeemed).

“Domestically Controlled REIT” shall mean a REIT that is a “domestically controlled qualified investment entity” meeting the ownership requirements of Code section 897(h)(4)(B).

“Elco NA” shall mean Elco North America, Inc., a Delaware corporation.

“ELRH” shall mean Elco Landmark Residential Holdings LLC, a Delaware limited liability company.

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“Equity Interest” means (i) in the case of a corporation, shares of stock, (ii) in the case of a general or limited partnership, partnership interests, (iii) in the case of a limited liability company, limited liability company interests, (iv) in the case of a trust, beneficial interests therein and (v) in the case of any other Person that is not an individual, the comparable interests therein.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Property” shall mean any Property owned by the Corporation or any Component Entity as of the Original Issue Date.

“Extension Dividend” shall have the meaning set forth in Section 6(b).

“February Securities Purchase Agreement” shall mean the Securities Purchase Agreement, dated as of February 27, 2013, by and between the Corporation and OPTrust.

“Future Property” shall mean any Property (other than a Planned Contributed Property) acquired by, or contributed to, the Corporation or any Component Entity after the Original Issue Date.

“GAAP” shall mean generally accepted accounting principles in the United States.

“Guaranty” shall mean any guaranty of the payment or performance of any Indebtedness or other obligation and any other arrangement whereby credit is extended to one obligor on the basis of any promise of another Person, whether that promise is expressed in terms of an obligation to pay the Indebtedness of such obligor, or to purchase an obligation owed by such obligor, or to purchase goods and services from such obligor pursuant to a take or pay contract, or to maintain the capital, working capital, solvency, or general financial condition of such obligor, whether or not any such arrangement is reflected on the balance sheet of such other Person or referred to in a note thereto.

“Indebtedness” means, for any Person at the time of any determination, without duplication, all obligations, contingent or otherwise, of such Person that, in accordance with GAAP, should be classified upon the balance sheet of such Person as indebtedness, but in any event including: (i) all obligations for borrowed money, (ii) all obligations arising from installment purchases of property or representing the deferred purchase price of property or services in respect of which such Peron is liable, contingently or otherwise, as obligor or otherwise (other than trade payables, and other current liabilities payable in less than one year, in each case incurred in the ordinary course of business on terms customary in the trade), (iii) all obligations evidenced by notes, bonds, debentures, acceptances, or instruments, or arising out of letters of credit or bankers’ acceptances issued for such Person’s account, (iv) all obligations, whether or not assumed, secured by any Lien or payable out of the proceeds or rent from any property or assets now or hereafter owned or acquired by such Person, (v) all obligations for which such Person is obligated pursuant to a Guaranty, (vi) obligations under leases required to be capitalized in accordance with GAAP, (vii) all obligations for which such Person is obligated pursuant to any interest rate swap, interest rate cap, interest rate collar, or other interest rate hedging agreement or arrangement or other derivative agreements or arrangements, and (viii) all obligations of such Person upon which interest charges are customarily paid or accrued.

“Initiating Holder” shall have the meaning set forth in Section 6(c).

“IPO” shall mean the consummation of the initial closing (without regard for any closing of any associated “green shoe”) of the first underwritten public offering of shares of Common Stock registered under the United States Securities Act of 1933, as amended, that occurs after the Original Issue Date and, in conjunction with which, such shares of Common Stock are listed for trading on the NYSE.

“Junior Stock” shall mean, as the case may be, (i) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any dividends in any period unless all dividends required to have been paid or declared and set apart for payment on the Series B Preferred Stock (and any Parity Stock) shall have been so paid or declared and set apart for payment, (ii) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any assets upon liquidation,

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dissolution or winding up of the affairs of the Corporation until the Series B Preferred Stock (and any Parity Stock) shall have received the entire amount to which such Series B Preferred Stock (and any Parity Stock) is entitled upon such liquidation, dissolution or winding up or (iii) the Common Equity and any other class or series of stock of the Corporation ranking junior to the Series B Preferred Stock (and any Parity Stock) in respect of the right to redemption.

“Key Person” means each of (i) Joseph G. Lubeck and Stanley J. Olander, and (ii) any person appointed by the Corporation to replace either of them (or appointed to replace any person described in this clause (ii)) following a Key Person Event.

“Key Person Event” shall have the meaning set forth in Section 6(c).

“Key Person Replacement Period” shall have the meaning set forth in Section 6(c).

“Lien” means any security interest, lien, pledge, charge, encumbrance, mortgage, indenture, security agreement or other similar agreement, arrangement, contract, commitment or obligation, relating in any way to credit or the borrowing of money.

“Liquidation Preference” shall mean $10.00 per share of Series B Preferred Stock.

“Mandatory Redemption Date” shall have the meaning set forth in Section 6(b).

“Master Contribution Agreement” shall mean the Master Contribution and Recapitalization Agreement, dated as of the Original Issue Date, by and among the Corporation, the Operating Partnership, ELRH and the other parties thereto, without giving effect to any amendment, modification or waiver thereof.

“Master Contribution Transactions” means the transactions contemplated by the Master Contribution Agreement and the Securities Purchase Agreement.

“NYSE” shall mean the New York Stock Exchange.

“Operating Partnership” shall mean Apartment Trust of America Holdings, L.P.

“Optional Redemption Date” shall have the meaning set forth in Section 6(e).

“Optional Redemption Event” shall have the meaning set forth in Section 6(c).

“Optional Redemption Event Notice” shall have the meaning set forth in Section 6(e).

“Optional Redemption Notice” shall have the meaning set forth in Section 6(e).

“Optional Redemption Period” shall have the meaning set forth in Section 6(e).

“Optional Redemption Right” shall have the meaning set forth in Section 6(c).

“OPTrust” shall mean 2335887 Limited Partnership, an Ontario limited partnership.

“Original Issue Date” shall mean the date on which shares of Series B Preferred Stock are first issued by the Corporation.

“Parity Optional Redemption Exercise” shall have the meaning set forth in Section 6(e).

“Parity Optional Redemption Right” shall have the meaning set forth in Section 6(e).

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“Parity Special Redemption Exercise” shall have the meaning set forth in Section 7(g).

“Parity Special Redemption Notice” shall have the meaning set forth in Section 7(g).

“Parity Special Redemption Right” shall have the meaning set forth in Section 7(g).

“Parity Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation which is entitled to receive payment of dividends on a parity with the Series B Preferred Stock, (ii) any class or series of stock of the Corporation which is entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Series B Preferred Stock or (iii) any class or series of stock of the Corporation which is entitled to receive payment upon redemption thereof on a parity with the Series B Preferred Stock. The term “Parity Stock” shall include the Series A Preferred Stock and the Series C Preferred Stock.

“Permitted Additional Unsecured Debt” shall mean any unsecured Indebtedness of the Corporation or any Component Entity, in aggregate amount not to exceed $500,000, first incurred after the Original Issue Date in connection with the Master Contribution Transactions (including, without limitation, any Indebtedness to refinance then existing Indebtedness) that provides for no mandatory payments of principal to be made prior to the redemption of all outstanding shares of Series B Preferred Stock.

“Person” means any individual, partnership, limited partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, or other entity.

“Planned Contributed Property” shall mean any Property acquired by, or contributed to, the Corporation or any Component Entity after the Original Issue Date in connection with the Master Contribution Transactions, which Property is identified as of the Original Issue Date on the applicable schedule attached to the Securities Purchase Agreement.

“Preferred Distribution Rate” shall mean 9.75% per annum; provided, however, that in the event that the Corporation shall fail to redeem any shares of Series B Preferred Stock on the Mandatory Redemption Date, then from and after such date the “Preferred Distribution Rate” shall be 12.75% per annum.

“Property” shall mean, at any time, any multi-family residential property acquired, owned or leased by the Corporation or any Component Entity at such time, and all of such properties are collectively referred to herein as the “Properties”.

“Qualified Contribution Transaction” means any one or more of the following:

(i)    the Master Contribution Transactions; or

(ii)    any other contribution, sale, lease or other transfer by any one or more of ELRH and its Affiliates to the Corporation or any Component Entity, directly or indirectly, in a single transaction or in a series of related transactions, whether by property disposition, equity interest disposition, merger, consolidation or otherwise, of one or more of the following: (x) Future Property, or (y) cash, provided that, in the case of this clause (y), the aggregate consideration paid or issued by the Corporation and the Component Entities in respect of such cash does not exceed 15% of the total consideration paid or issued in respect of all cash and Future Property contributed, sold, leased or otherwise transferred pursuant to such Qualified Contribution Transaction; provided, however, that, notwithstanding the foregoing, no transaction shall constitute a Qualified Contribution Transaction under this clause (ii): (A) prior to the Adjusted Full Contribution Date (as defined in the Securities Purchase Agreement with respect to DeBartolo); (B) if such transaction is not approved by a majority of the disinterested members of the Board of Directors prior to the consummation of such transaction; (C) if consummation of any such transaction or series of related transactions would

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contravene any of the provisions of Section 8(c); or (D) if such transaction causes the Corporation (or the surviving entity in the case of a merger or consolidation to which the Corporation is a constituent party and is not the surviving entity) to cease to be a REIT with a class of equity securities registered under Section 12 of the Exchange Act.

“Redemption Date” shall mean a Mandatory Redemption Date, Optional Redemption Date or Special Redemption Date, as applicable.

“Redemption Price” shall have the meaning set forth in Section 5(a).

“Regulations” means the Treasury Regulations promulgated under the Code as such regulations may be amended from time to time (including the corresponding provisions of succeeding regulations).

“REIT” means any real estate investment trust complying with the requirements of Sections 856 through 860 of the Code and the Regulations related thereto.

“Secured Property Debt” shall mean Indebtedness secured by a Lien on any Property.

“Securities Purchase Agreement” shall mean the Securities Purchase Agreement, dated as of the Original Issue Date, by and among the Corporation, OPTrust, DeBartolo and ELRH, as the same may be amended and in effect from time to time.

“Senior Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation ranking senior to the Series B Preferred Stock (and any Parity Stock) in respect of the right to receive dividends, (ii) any class or series of stock of the Corporation ranking senior to the Series B Preferred Stock (and any Parity Stock) in respect of the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Corporation or (iii) any class or series of stock of the Corporation ranking senior to the Series B Preferred Stock (and any Parity Stock) in respect of the right to redemption.

“Series A Preferred Stock” shall mean the 9.75% Series A Cumulative Non-Convertible Preferred Stock, $0.01 par value per share, of the Corporation.

“Series B Preferred Stock” shall mean the 9.75% Series B Cumulative Non-Convertible Preferred Stock, $0.01 par value per share, of the Corporation.

“Series B Preferred Terms” shall have the meaning set forth in Section 8(c)(ii).

“Series C Preferred Stock” shall mean, as, if and when resolved by the Board of Directors after the Original Issue Date in connection with the Andros Transaction, a series of then authorized but unissued Preferred Stock to be classified and designated as shares of 9.75% Series C Cumulative Non-Convertible Preferred Stock, $0.01 par value per share, of the Corporation, with preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption substantially similar to, and in any event not more favorable to the holder or holders thereof, than those of the Series B Preferred Stock.

“Special Redemption Date” shall have the meaning set forth in Section 7(a).

“Special Redemption Notice” shall have the meaning set forth in Section 7(a).

“Special Redemption Proceeds” shall have the meaning set forth in Section 7(a).

“Special Redemption Right” shall have the meaning set forth in Section 7(a).

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“Unredeemed Shares” shall mean any shares of Series B Preferred Stock which the Corporation is obligated to redeem on any particular Redemption Date and in respect of which the Corporation has failed to deliver the Redemption Price in full on such Redemption Date.

Section 2.     Designation and Number. A series of Preferred Stock, designated the “9.75% Series B Cumulative Non-Convertible Preferred Stock” is hereby established. The number of authorized shares of Series B Preferred Stock shall be 1,000,000.

Section 3.     Rank. The Series B Preferred Stock will, with respect to dividend rights, redemption rights and rights upon voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, rank: (i) senior to all classes or series of Junior Stock; and (ii) on parity with the Series A Preferred Stock, the Series C Preferred Stock and any other class or series of Parity Stock. The Series B Preferred Stock shall not rank junior to any Capital Stock, and there shall be no class or series of Senior Stock.

Section 4.    Dividends.

(a)    The record holders of Series B Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment of dividends, cumulative cash dividends calculated at the Preferred Distribution Rate on the Liquidation Preference. Dividends on each outstanding share of Series B Preferred Stock shall accrue and be cumulative from and including the issuance date of such share and shall be payable monthly in arrears on each Dividend Payment Date; provided, however, that if any Dividend Payment Date is not a Business Day, then any accrued dividend which would otherwise have been payable on such Dividend Payment Date shall be paid on the next succeeding Business Day. The amount of any dividend payable on the Series B Preferred Stock for any partial Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the stockholder records of the Corporation at the close of business on the applicable Dividend Record Date. Dividends accrued in respect of any Dividend Period that are not paid on the first Dividend Payment Date following the end of such Dividend Period shall be deemed to be in arrears, and such dividends in arrears shall accrue additional cumulative cash dividends at the Preferred Distribution Rate from such Dividend Payment Date until the date on which such dividends in arrears are authorized by the Board of Directors and are declared and paid in full by the Corporation. Dividends in respect of any past Dividend Period that are in arrears may be declared and paid at any time to holders of record on a subsequent Dividend Record Date.

(b)    Notwithstanding anything contained herein to the contrary, dividends on the Series B Preferred Stock (including any additional cumulative dividends accrued on dividends in arrears) shall accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, and whether or not such dividends are authorized or declared.

(c)    Subject to Section 6(h) and Section 8(c), and except as provided in Section 4(d) below, and except to the extent necessary for the Corporation to maintain its qualification as a REIT under the Code, (x) no dividends shall be declared or paid or set apart for payment and no other distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any shares of any class or series of Junior Stock or Parity Stock for any period (other than (i) a dividend paid in shares of any class or series of Junior Stock or (ii) during the Dividend Deferral Period, a dividend (other than an extraordinary dividend) on or with respect to the Common Equity), (y) no shares of any class or series of Junior Stock or Parity Stock shall be redeemed, purchased or otherwise acquired for any consideration by the Corporation, and (z) the Corporation shall not pay or make available any monies for a sinking fund for the redemption of shares of any class or series of Junior Stock (except by conversion into or exchange for other shares of any class or series of Junior Stock which rank junior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation), in each case, unless full cumulative dividends on the Series B Preferred Stock for all past Dividend Periods shall have been or

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contemporaneously are declared and (i) paid in cash or (ii) a sum sufficient for the payment thereof in cash is set apart for such payment.

(d)    When dividends are not declared and paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series B Preferred Stock and the shares of any other class or series of Parity Stock, all dividends declared upon the Series B Preferred Stock and each such other class or series of Parity Stock shall be declared pro rata so that the amount of dividends declared per share of Series B Preferred Stock and such other class or series of Parity Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series B Preferred Stock and such other class or series of Parity Stock (which shall not include any accrual in respect of unpaid dividends on such other class or series of Parity Stock for prior Dividend Periods if such other class or series of Parity Stock does not have a cumulative dividend) bear to each other.

(e)    Holders of shares of Series B Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or shares of stock, in excess of full cumulative dividends on the Series B Preferred Stock (including any cumulative dividends accrued on dividends in arrears) as provided herein. Any dividend payment made on the Series B Preferred Stock shall first be credited against the earliest accrued but unpaid dividends due with respect to such shares which remain payable. Accrued but unpaid dividends on the Series B Preferred Stock will accumulate as of the Dividend Payment Date on which they first become payable.

Section 5.    Liquidation Preference.

(a)    Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, before any distribution or payment shall be made to holders of any Junior Stock, the holders of shares of Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, liquidating distributions in cash in an amount of the Liquidation Preference, plus an amount equal to all accrued and unpaid dividends (whether or not earned or declared) (including any additional cumulative dividends accrued on dividends in arrears) up to, but not including, the date of payment, plus an amount equal to one percent (1%) of the Liquidation Preference (collectively, the “Redemption Price”).

(b)    In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series B Preferred Stock and the corresponding amounts payable on all shares of other classes or series of Parity Stock, then the holders of the Series B Preferred Stock and each such other class or series of Parity Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

(c)    Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of shares of Series B Preferred Stock at the respective addresses of such holder as the same shall appear on the share transfer records of the Corporation.

(d)    After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series B Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation or merger of the Corporation with or into any other corporation, trust or entity, or the voluntary sale, lease, transfer or conveyance of all or substantially all of the assets or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution or winding-up of the affairs of the Corporation.

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(e)    In determining whether a distribution (other than upon voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the Maryland General Corporation Law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of Series B Preferred Stock shall not be added to the Corporation’s total liabilities.

Section 6.    Redemption.

(a)    General. Shares of Series B Preferred Stock shall not be redeemable except as set forth in this Section 6 or in Section 7.

(b)    Mandatory Redemption. All of the issued and outstanding shares of Series B Preferred Stock shall be redeemed by the Corporation for cash on the second anniversary of the Original Issue Date; provided, however, that, subject to the provisions of this Section 6(b), upon providing not less than 30 days’ prior written notice to the holders of the Series B Preferred Stock, the Corporation may extend the date on which all (but not less than all) of the then issued and outstanding shares of Series B Preferred Stock shall be redeemed by 18 months (but not less than 18 months); provided further, that: (i) as a condition to any such extension taking effect, on or before the date scheduled for redemption (without giving effect to such extension), the Corporation shall cause full cumulative dividends on the Series B Preferred Stock for all past Dividend Periods to have been declared and shall cause (A) such dividends to have been paid in full in cash or (B) a sum sufficient for the payment thereof in full in cash to have been set apart for such payment; (ii) the Corporation shall only be entitled to exercise the foregoing right to extend the date of redemption of the Series B Preferred Stock by 18 months in accordance with this Section 6(b) twice in total (such that in no event shall the date of redemption be later than the fifth anniversary of the Original Issue Date); (iii) the Corporation shall not be entitled to exercise the foregoing right to extend the date of redemption of the Series B Preferred Stock unless the date of redemption of each other class or series of Parity Stock of which any shares are then outstanding is concurrently extended by the Corporation pursuant to the corresponding terms thereof; (iv) the Corporation shall not be entitled to exercise the foregoing right to extend the date of redemption of the Series B Preferred Stock if the DeBartolo Put Right shall have become exercisable at any time (whether or not actually exercised or expired); and (v) as a condition to any such extension taking effect, on or before the date scheduled for redemption (without giving effect to such extension) the Corporation shall pay to the holders of all the then issued and outstanding shares of Series B Preferred Stock an amount equal to one percent (1%) of the Liquidation Preference (the “Extension Dividend”) in cash or immediately available funds. In the event that any of the foregoing requirements set forth in this Section 6(b) are not satisfied, the Corporation shall not be entitled to exercise the foregoing right to extend the date of redemption of the Series B Preferred Stock, and the Corporation shall redeem all of the Series B Preferred Stock on the date on which the Series B Preferred Stock is otherwise required to be redeemed pursuant to this Section 6(b) (without giving effect to any further extension). The date on which the shares of Series B Preferred Stock are required to be redeemed by the Corporation pursuant to this Section 6(b) is referred to herein as the “Mandatory Redemption Date”. On the Mandatory Redemption Date the Corporation shall redeem all of the issued and outstanding Series B Preferred Stock for cash in an amount per share equal to the Redemption Price calculated as of the Mandatory Redemption Date, and such redemption payment shall be made to the holder on the Mandatory Redemption Date in cash or in immediately available funds. For avoidance of doubt, failure to redeem all of the outstanding Series B Preferred Stock on the Mandatory Redemption Date shall result in an increase of the Preferred Distribution Rate from 9.75% per annum to 12.75% per annum payable in respect of the Unredeemed Shares, and such increased distribution rate shall take effect with respect to the Unredeemed Shares effective from and after the Mandatory Redemption Date until such time as all of the outstanding Series B Preferred Stock have been redeemed and paid for in full pursuant to this Section 6(b). If on the Mandatory Redemption Date fewer than (i) all of the outstanding shares of Series B Preferred Stock and (ii) all shares of other classes or series of Parity Stock required to be redeemed on such date may legally be redeemed, the Corporation shall redeem

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on the Mandatory Redemption Date such number of shares of Series B Preferred Stock and such number of shares of other classes or series of Parity Stock that may legally be redeemed on such date to the fullest extent permitted by law pro rata (as nearly as may be practicable without creating fractional shares), calculated based on the aggregate Redemption Price payable on the Series B Preferred Stock and the corresponding redemption proceeds payable on such shares of other classes or series of Parity Stock required to be redeemed on such date pursuant to the terms thereof, and the remainder of the shares of Series B Preferred Stock shall be deemed to be “Unredeemed Shares” and shall be redeemed as soon as practicable thereafter. Such Unredeemed Shares shall continue to accrue preferred cumulative dividends in accordance with the terms hereof up to but excluding the date on which the Corporation pays in full to the holders of such Unredeemed Shares in cash or immediately available funds the Redemption Price (re-calculated as of such date) plus all additional accrued preferred cumulative dividends due thereon as of such date.

(c)    Optional Redemption. A holder (or holders) of a majority of the issued and outstanding shares of Series B Preferred Stock at such time (collectively, an “Initiating Holder”), at its option, shall have the right (the “Optional Redemption Right”), which right may be exercised by such Initiating Holder delivering to the Corporation an Optional Redemption Notice on or before the date on which the Optional Redemption Period expires, to require the Corporation to redeem all (but not less than all) of the outstanding shares of Series B Preferred Stock upon the occurrence of any of the following events after the Original Issue Date (each, an “Optional Redemption Event”):

(i)	a Change of Control;

(ii)	the redemption by the Corporation of any Junior Stock or Parity Stock except to the extent such redemption is permitted herein;

(iii)	any breach by the Corporation of Section 8(c) not timely waived by the holder (or holders) of a majority of the shares of Series B Preferred Stock in accordance with Section 6(e);

(iv)	in the event that (A) any Key Person becomes incapacitated, deceased or otherwise ceases to be employed by the Corporation for any reason (a “Key Person Event”), and (B) another individual approved by the holder (or holders) of a majority of the shares of Series B Preferred Stock issued and outstanding at that time, such approval not to be unreasonably withheld, conditioned or delayed, is not appointed by the Board of Directors to fill the vacant position resulting from such Key Person Event within a period of six (6) months after the occurrence of such event (the “Key Person Replacement Period”); provided, however, that if a Key Person Event occurs with respect to any one Key Person and, prior to the replacement of such individual in accordance with clause (B) above, a Key Person Event occurs with respect to the other remaining Key Person, then the Key Person Replacement Period with respect to both such individuals shall end no later than the four (4) month anniversary of the first date on which a Key Person Event occurred or existed with respect to both such individuals;

(v)	in the event that the Corporation or any Component Entity defaults on any Secured Property Debt and such default either (A) cannot be cured within 45 days after such default occurs (20 days if the default occurs on any Secured Property Debt relating to more than one Property), or (B) is not actually cured within 45 days after such default occurs (20 days if the default occurs on any Secured Property Debt relating to more than one Property); and

(vi)	subject to the additional conditions set forth in Section 6(e), in the event that at any time the Corporation fails to qualify as a Domestically Controlled REIT.

(d)    Optional Redemption Event Notice. No later than ten (10) days following the occurrence of an Optional Redemption Event, the Corporation shall deliver to the holders of record of Series B Preferred

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Stock at their addresses as they appear on the Corporation’s stock transfer records a notice of occurrence of the Optional Redemption Event (the “Optional Redemption Event Notice”). Such notice shall state: (i) the events constituting the Optional Redemption Event; (ii) the date on which the Optional Redemption Event occurred; (iii) that, as a result of the Optional Redemption Event, the Initiating Holder may exercise the Optional Redemption Right; and (iv) the procedure set forth below which the Initiating Holder must follow in order to validly exercise the Optional Redemption Right. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the rights of the Initiating Holder to demand the redemption of Series B Preferred Stock in accordance with this Section 6.

(e)    Optional Redemption Procedure.

(i)	Exercise. The Optional Redemption Right may be exercised by the Initiating Holder no later than sixty (60) days after the delivery by the Corporation to such holder of an Optional Redemption Event Notice (subject to extension as provided in Section 6(e)(ii)(C), the “Optional Redemption Period”) by delivering to the Corporation a notice in writing (an “Optional Redemption Notice”) stating such holder’s election for the Corporation to redeem shares of Series B Preferred Stock, specifying the clause in Section 6(c) under which the redemption is being exercised. A breach by the Corporation of Section 8(c) will be deemed waived for purposes of Section 6(c)(iii) if the holder (or holders) of a majority of the shares of Series B Preferred Stock then outstanding explicitly waive in writing such breach prior to delivery of such Optional Redemption Notice. An Optional Redemption Notice may not be withdrawn without the written consent of the Corporation, which consent must be approved by a majority of the members of the Board of Directors (excluding for this purpose each director, if any, who is affiliated (as determined pursuant to the provisions of the Charter) with any holder of the Series B Preferred Stock). Notwithstanding the foregoing, an Optional Redemption Notice delivered in respect of an Optional Redemption Event described in Section 6(c)(vi) (relating to the Corporation failing at any time to qualify as a Domestically Controlled REIT) shall not be valid or effective unless and until there is or has been a Parity Optional Redemption Exercise in respect of such Optional Redemption Event on the part of the holder or holders of the Series A Preferred Stock.

(ii)	Coordination with Parity Stock.

(A)	Promptly, and in any event no later than five (5) days, following any delivery by the Initiating Holder to the Corporation of an Optional Redemption Notice, the Corporation shall deliver to the holders of record of each other class or series of Parity Stock of which any shares are then outstanding a notice of receipt of the Optional Redemption Notice, together with a copy of the Optional Redemption Notice.

(B)	Promptly, and in any event no later than five (5) days, following any exercise by the holder or holders of any other class or series of Parity Stock, pursuant to the terms thereof, of the optional redemption right set forth therein corresponding to the Optional Redemption Right set forth herein (such right a “Parity Optional Redemption Right” and such exercise a “Parity Optional Redemption Exercise”), the Corporation shall deliver to the holders of record of Series B Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records a notice of such Parity Optional Redemption Exercise, together with a copy of the exercise notice received by the Corporation relating thereto.

(C)

In the event of any Parity Optional Redemption Exercise occurring prior to the delivery of the Optional Redemption Notice by the Initiating Holder to the Corporation, the Optional Redemption Period shall be extended, to the extent necessary, so as to provide for a period of at least ten (10) days following delivery by the Corporation of the notice

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described in Section 6(e)(ii)(B). For avoidance of doubt, the foregoing provision shall in no event reduce the duration of the Optional Redemption Period.

(iii)	Optional Redemption Date. If, following an Optional Redemption Event, an Initiating Holder exercises the Optional Redemption Right in accordance with this Section 6(e), the date of redemption of the Series B Preferred Stock (the “Optional Redemption Date”) shall be the date that is thirty (30) days after the delivery of the Optional Redemption Notice by the Initiating Holder to the Corporation; provided, however, that, in the event of any Parity Optional Redemption Exercise occurring prior to the delivery of the Optional Redemption Notice by the Initiating Holder to the Corporation, if the Initiating Holder shall have delivered the Optional Redemption Notice no later than ten (10) days following delivery by the Corporation of the notice described in Section 6(e)(ii)(B) in respect of the earliest such Parity Optional Redemption Exercise, then the Optional Redemption Date shall be accelerated (but not deferred) to be the same as the date of redemption of the Parity Stock to which such Parity Optional Redemption Exercise relates; provided further, that, subject to the foregoing proviso, the Corporation, by written notice to the Initiating Holder, may in its sole discretion elect to accelerate (but not to defer) the Optional Redemption Date to coincide with the redemption date relating to any Parity Optional Redemption Exercise.

(f)    Redemption Payment. For each share of Series B Preferred Stock which is to be redeemed pursuant to this Section 6, the Corporation shall be obligated on the applicable Redemption Date therefor or, if such Redemption Date is not a Business Day, on the first Business Day thereafter, to pay to the holder thereof in full (upon surrender by such holder at the Corporation’s principal office of the certificate representing such share of Series B Preferred Stock, to the extent the shares of Series B Preferred Stock are certificated) an amount in cash or immediately available funds equal to the Redemption Price calculated as of such Redemption Date; provided, however, that in the event of a redemption pursuant to Section 6(c) where the Optional Redemption Date occurs prior to the second anniversary of the Original Issue Date (or, if the Mandatory Redemption Date has been extended pursuant to Section 6(b) hereof, then where the Optional Redemption Date occurs prior to such extended date), then notwithstanding such earlier occurrence, the Redemption Price shall be calculated as of the second anniversary of the Original Issue Date (or, as of such extended date pursuant to Section 6(b) hereof, as applicable), as if the Optional Redemption Date occurred on such second anniversary date (or, on such extended date pursuant to Section 6(b) hereof, as applicable). Upon payment in full of the Redemption Price in accordance with this Section 6(f), such shares of Series B Preferred Stock shall be deemed to be no longer issued and outstanding. Any shares of Series B Preferred Stock that are required to be redeemed pursuant to this Section 6 and in respect of which the Corporation fails to satisfy its obligation to pay the Redemption Price in full in accordance with this Section 6(f), shall remain issued and outstanding and be deemed to be Unredeemed Shares. Such Unredeemed Shares shall continue to accrue preferred cumulative dividends in accordance with the terms hereof up to and excluding the date on which the Corporation satisfies its obligation to pay in full the Redemption Price (re-calculated as of such date) plus all additional accrued preferred cumulative dividends due thereon as of such date. For any shares of Series B Preferred Stock which are to be redeemed pursuant to this Section 6 the holder of which fails to timely deliver in writing to the Corporation valid wire transfer instructions and such other information, if any, as may be reasonably necessary for the Corporation to pay the redemption proceeds thereon to such holder, then in the event that (A) on the applicable Redemption Date for such shares the Corporation has set apart in trust all of the funds necessary for the redemption of such shares for the benefit of such holder and (B) irrevocable instructions have been given by the Corporation to the trustee of such trust to pay in full all of the redemption proceeds in respect of such shares, then the Corporation shall be deemed to have satisfied its obligations to pay the Redemption Price of such shares in accordance with this Section 6(f).

(g)    Insufficient Redemption Proceeds. In the event that, in connection with any redemption obligation pursuant to this Section 6, on any Redemption Date the Corporation is unable to satisfy in full (i) its

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obligations with respect to all shares of Series B Preferred Stock required to be redeemed pursuant to this Section 6 on such Redemption Date, and (ii) the corresponding redemption obligations with respect to all shares of other classes or series of Parity Stock required to be redeemed on such Redemption Date pursuant to the terms thereof, then, in each such case, on such Redemption Date the Corporation shall redeem only such number of shares of Series B Preferred Stock and such number of shares of other classes or series of Parity Stock that legally may be redeemed on such date, to the fullest extent permitted by law, pro rata (as nearly as practical without creating fractional shares), calculated based on all payments of the Redemption Price required to be made by the Corporation on the Series B Preferred Stock to be redeemed on such Redemption Date pursuant to this Section 6 and the corresponding redemption proceeds payable on all shares of other classes or series of Parity Stock required to be redeemed on such Redemption Date pursuant to the terms thereof. Thereafter, as soon as the Corporation is legally permitted to do so under applicable law, the Corporation shall redeem the Unredeemed Shares and the remaining unredeemed shares of such other classes or series of Parity Stock required to be redeemed, to the fullest extent permitted by law, pro rata (as nearly as practical without creating any fractional shares), calculated as set forth in the immediately preceding sentence, until the Corporation satisfies in full its redemption obligations with respect to all such Unredeemed Shares and such remaining shares of Parity Stock required to be redeemed.

(h)    Restrictions Applicable after a Failure to Redeem. Without limitation to the rights of the holders of Series B Preferred Stock under Section 8(c), if and for so long as there are Unredeemed Shares outstanding, and during any period from the applicable Redemption Date of such Unredeemed Shares until the date on which the Corporation satisfies its obligations to pay in full the Redemption Price (re-calculated as of such date) plus all additional accrued preferred cumulative dividends thereon as of such date, the Corporation shall not take any of the following actions unless the corresponding restriction is waived by the holder (or holders) of a majority of the then outstanding Unredeemed Shares:

(i)	declare or pay distributions on Junior Stock (except to the extent necessary for the Corporation to maintain its qualification as a REIT under the Code) or on Parity Stock;

(ii)	redeem any outstanding Junior Stock;

(iii)	redeem any outstanding Parity Stock, except as set forth in the last sentence of Section 6(g);

(iv)	effect any Qualified Contribution Transaction; or

(v)	acquire any real property asset or assets except (A) in connection with a then existing buy-sell arrangement, so long as the buy-sell arrangement was triggered by a party other than the Corporation or (B) to satisfy then existing contractual obligations of the Corporation.

(i)    All shares of the Series B Preferred Stock redeemed pursuant to this Section 6 or otherwise repurchased or acquired by the Corporation shall be retired and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class, and, except as provided in the last sentence of Section 6(f), all rights of the holders of such shares hereunder shall be deemed to have automatically terminated and be without any further force and effect from and after the date of such redemption.

(j)    Subject to the restrictions set forth in Section 4(c) and Section 6(h), and subject to the Corporation’s compliance with the applicable provisions of this Section 6, the Corporation shall be permitted to redeem any outstanding Parity Stock pursuant to a Parity Optional Redemption Right.

Section 7.    Special Redemption by the Corporation.

(a)    The Corporation shall have the right (“Special Redemption Right”), at any time, upon written notice (the “Special Redemption Notice”) to the holders of record of shares of the Series B Preferred Stock (at their respective addresses as they appear on the share transfer records of the Corporation) not less than 30 days prior to a date (which date (i) may be contingent upon certain events as specified in Section 7(f) and

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(ii) shall be the same as the redemption date for each class or series of Parity Stock, if any, of which shares are then outstanding and are to be redeemed pursuant to any Parity Special Redemption Right) specified in such Special Redemption Notice (the “Special Redemption Date”), to redeem all (but not less than all) of the shares of the Series B Preferred Stock then outstanding for cash in an amount per share equal to the Redemption Price calculated as of the Special Redemption Date; provided, however, that in the event that the Special Redemption Date occurs prior to the second anniversary of the Original Issue Date (or, if the Mandatory Redemption Date has been extended pursuant to Section 6(b) hereof, then where the Special Redemption Date occurs prior to such extended date), then notwithstanding such earlier occurrence, the Redemption Price shall be calculated as of the second anniversary of the Original Issue Date (or, as of such extended date pursuant to Section 6(b) hereof, as applicable), as if the Special Redemption Date occurred on such second anniversary date (or, as of such extended date pursuant to Section 6(b) hereof, as applicable) (“Special Redemption Proceeds”); provided further, that, as a condition to the redemption of the shares of Series A Preferred Stock pursuant to this Section 7, on or before the Special Redemption Date, the Corporation shall cause, with respect to each class or series of Parity Stock of which any shares are then outstanding and are not to be redeemed on such date, full cumulative dividends on all such shares for all past Dividend Periods to have been declared and shall cause (A) such dividends to have been paid in full in cash or (B) a sum sufficient for the payment thereof in full in cash to have been set apart for such payment. The Special Redemption Proceeds shall be paid in full to the holders of Series B Preferred Stock in cash or in immediately available funds on the Special Redemption Date. No inadvertent failure to give the Special Redemption Notice or any defect thereto shall affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock.

(b)    In addition to any information required by law, the Special Redemption Notice shall state: (i) that the shares of Series B Preferred Stock are being redeemed pursuant to the Special Redemption Right; (ii) the amount of the Special Redemption Proceeds, including the calculation thereof; (iii) the place or places where the certificates representing shares of Series B Preferred Stock to be redeemed, to the extent the shares of Series B Preferred Stock are certificated, are to be surrendered (if so required in the Special Redemption Notice) for payment of the Special Redemption Proceeds; and (iv) that dividends on the shares of Series B Preferred Stock to be redeemed will cease to accumulate on the Special Redemption Date.

(c)    Notwithstanding anything to the contrary contained herein, no shares of Series B Preferred Stock (and no shares of other classes or series of Parity Stock required to be redeemed on the Special Redemption Date pursuant to the terms thereof) shall be redeemed pursuant to the Special Redemption Right (and, in the case of shares of other classes or series of Parity Stock required to be redeemed on the Special Redemption Date, pursuant to the terms thereof) unless all of the Special Redemption Proceeds are paid in full with respect to all of the shares of Series B Preferred Stock to be redeemed on the Special Redemption Date (and the redemption proceeds due on all shares of such other classes or series of Parity Stock required to be redeemed on the Special Redemption Date pursuant to the terms thereof are paid in full), including full cumulative dividends payable on all such shares shall have been or contemporaneously are authorized, declared and paid in cash or declared and a sum sufficient for the payment thereof in cash set apart for payment for all past Dividend Periods and for the then current Dividend Period up to and excluding the Special Redemption Date.

(d)    If the Corporation shall so require and the notice shall so state, on or after the Special Redemption Date, each holder of shares of Series B Preferred Stock to be redeemed shall present and surrender the certificates representing such holder’s shares of Series B Preferred Stock, to the extent such shares are certificated, to the Corporation at the place designated in the Special Redemption Notice and thereupon the Special Redemption Proceeds of such shares (including all accrued and unpaid dividends to, but not including, the Special Redemption Date) shall be paid to or on the order of the person whose name appears on such certificate representing shares of Series B Preferred Stock as the owner thereof and each surrendered certificate shall be cancelled.

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(e)    For any shares of Series B Preferred Stock which are to be redeemed pursuant to this Section 7 the holder of which fails to timely deliver in writing to the Corporation valid wire transfer instructions and such other information, if any, as may be reasonably necessary for the Corporation to pay the redemption proceeds thereon to such holder, then in the event that (A) on the applicable Redemption Date for such shares the Corporation has set apart in trust all of the funds necessary for the redemption of such shares for the benefit of such holder and (B) irrevocable instructions have been given by the Corporation to the trustee of such trust to pay in full all of the redemption proceeds in respect of such shares, then the Corporation shall be deemed to have satisfied its obligations to pay the Redemption Price of such shares in accordance with this Section 7.

(f)    The Corporation shall be obligated to exercise the Special Redemption Right to the extent necessary to cause the redemption on or prior to the IPO of all (but not less than all) of the shares of the Series B Preferred Stock then outstanding. In connection with any contemplated IPO, the Corporation shall have the right to make the effectiveness of its Special Redemption Notice contingent upon the consummation of the IPO, in which event the Special Redemption Date shall be the date that the IPO is consummated, if at all. Neither the foregoing obligation of the Corporation to exercise the Special Redemption Right nor any exercise of the Special Redemption Right shall alter or affect the Corporation’s right to abandon any contemplated IPO, and any such conditional exercise shall be null and void upon such abandonment. If the IPO shall not have been consummated within ninety (90) days after delivery of the conditional Special Redemption Notice relating thereto, such conditional Special Redemption Notice shall thereupon be null and void; provided, however, that nothing herein shall relieve the Corporation from its obligation to again exercise the Special Redemption Right pursuant to the first sentence of this Section 7(f).

(g)    If, pursuant to the terms of any other class or series of Parity Stock, the Corporation exercises the special redemption right set forth therein corresponding to the Special Redemption Right set forth herein (such right a “Parity Special Redemption Right” and such exercise a “Parity Special Redemption Exercise”), and the Corporation shall not have exercised the Special Redemption Right herein, then substantially concurrently with such Parity Special Redemption Exercise, the Corporation shall deliver to the holders of record of Series B Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records a notice of such Parity Special Redemption Exercise. Such notice (a “Parity Special Redemption Notice”) shall: (i) state the fact of such Parity Special Redemption Exercise; (ii) include a copy of the exercise notice relating to such Parity Special Redemption Exercise; (iii) include substantially the same information that would be required to be included in a Special Redemption Notice hereunder; (iv) state that, as a result of such Parity Special Redemption Exercise, the Initiating Holder may demand that the Corporation exercise the Special Redemption Right herein; and (v) state the procedure set forth below which the Initiating Holder must follow in order to validly make such demand. No failure to give any Parity Special Redemption Notice or any defect thereto or in the mailing thereof shall affect the rights of the Initiating Holder to demand the redemption of Series B Preferred Stock in accordance with this Section 7(g). The Corporation shall be obligated to exercise the Special Redemption Right if the Initiating Holder, not later than fifteen (15) days following delivery by the Corporation of a Parity Special Redemption Notice, delivers written notice to the Corporation demanding such exercise. Upon delivery of such demand notice by the Initiating Holder, (I) the Corporation shall be deemed for all purposes to have exercised the Special Redemption Right concurrently with such Parity Special Redemption Exercise, notwithstanding any failure of the Corporation to deliver the Special Redemption Notice, and (II) the Corporation shall be deemed to have satisfied its obligation to deliver the Special Redemption Notice by its delivery of the Parity Special Redemption Notice. If the Initiating Holder elects not to demand such exercise by the Corporation, then, as a condition to the redemption of the shares of any class or series of Parity Stock pursuant to any such Parity Special Redemption Exercise, on or before the redemption date therefor, the Corporation shall cause full cumulative dividends on the Series B Preferred Stock for all past Dividend Periods to have been declared and shall cause (A) such dividends to have been paid in full in cash or (B) a sum sufficient for the payment thereof in full in cash to have been set apart for such payment.

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(h)    All shares of the Series B Preferred Stock redeemed or repurchased pursuant to this Section 7 shall be retired and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class, and, except as provided in Section 7(e), all rights of the holders of such shares hereunder shall be deemed to have automatically terminated and be without any further force and effect from and after the date of such redemption.

(i)    Subject to the restrictions set forth in Section 4(c) and Section 6(h), and subject to the Corporation’s compliance with the applicable provisions of this Section 7, the Corporation shall be permitted to redeem any outstanding Parity Stock pursuant to a Parity Special Redemption Right.

Section 8.    Voting Rights.

(a)    Voting with Common Stock. Except as provided by law or as set forth below in this Section 8, holders of Series B Preferred Stock shall vote together as a single class with the holders of Common Stock and any other class of Parity Stock with like voting rights. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting to the extent permitted by the Charter and by-laws of the Corporation), each holder of outstanding shares of Series B Preferred Stock shall be entitled to cast the number of votes equal to the quotient, rounded down to the nearest whole number of votes, obtained by dividing (i) the aggregate Liquidation Preference of the shares of Series B Preferred Stock held by such holder as of the record date for determining stockholders entitled to vote on such matter by (ii) the Book Value Per Share.

(b)    Voting as Separate Class. On any matter in which the Series B Preferred Stock may vote as a separate class (as expressly provided herein or as otherwise required by applicable law), each outstanding share of Series B Preferred Stock shall be entitled to one vote.

(c)    Protective Provisions. Notwithstanding anything herein to the contrary, so long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not:

(i)	authorize, create or issue, or increase the number of authorized or issued shares of, any class or series of Senior Stock or Parity Stock, or reclassify any authorized shares of Capital Stock into Senior Stock or Parity Stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any Senior Stock or Parity Stock; provided, however, that the Corporation shall be entitled to issue pursuant to the Securities Purchase Agreement and the February Securities Purchase Agreement, up to an aggregate total of 5,000,000 shares of Series A Preferred Stock and 1,000,000 shares of Series B Preferred Stock; and provided, further, however, that, in connection with the Andros Transaction, the Corporation shall be entitled to authorize, create and issue to one or more of ELRH and its Affiliates up to such number of shares of Series C Preferred Stock (but, in any event, not in excess of 600,000 shares having a liquidation preference per share of $10.00, for an aggregate liquidation preference thereof not in excess of $6,000,000) as the Board of Directors shall determine to be necessary for consummation of the Andros Transaction, it being acknowledged that such issuance of shares of Series C Preferred Stock is subject to the rights of the ROFO Holders (as defined in the Securities Purchase Agreement) under the pre-emptive right provisions of Section 9.9 of the Securities Purchase Agreement and therefore that such shares may be issued to one or more of such ROFO Holders and their respective Affiliates pursuant thereto;

(ii)	amend, alter or repeal any provisions of the terms of the Series B Preferred Stock as set forth in this Exhibit B (the “Series B Preferred Terms”), whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, including without limitation authorizing or issuing more than 1,000,000 shares of Series B Preferred Stock in the aggregate;

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(iii)	amend, alter or repeal the provisions of the Charter or the by-laws of the Corporation, whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock;

(iv)	amend, alter or repeal any provisions of the terms of the Series A Preferred Stock, the Series C Preferred Stock or any other class or series of Parity Stock as set forth in the Charter with respect thereto (including providing any rights or privileges to the Series A Preferred Stock, the Series C Preferred Stock or any Parity Stock that are not also afforded to the Series B Preferred Stock), whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, unless such change (or the equivalent thereof as applied to the Series B Preferred Stock): (x) is also made, on a concurrent basis, to the Series B Preferred Terms in accordance with the applicable provisions of this Exhibit B, or (y) if made to the Series B Preferred Terms, would adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock; provided that prior to effecting any such change in reliance on this Section 8(c)(iv)(y), the Corporation (A) no later than 10 Business Days before the effecting any such change, shall have provided a reasonable description of the particulars of the change together with a draft of the proposed amendment to the holders of all Series B Preferred Stock, and (B) if requested by the holders of all Series B Preferred Stock after receipt of such notice, the Corporation has effected a similar change to the Series B Preferred Terms, on a concurrent basis;

(v)	incur or permit any Component Entity to incur, or enter into any agreement, contract, commitment or other obligation to incur, any Indebtedness (including, without limitation, any Indebtedness to refinance then existing Indebtedness), whether with respect to any Property or otherwise (excluding for purposes of this Section 8(c)(v) any Indebtedness with respect to any Future Property and any Permitted Additional Unsecured Debt), except in accordance with each of the following conditions:

(A)	the aggregate Indebtedness of the Corporation and all Component Entities (excluding any Indebtedness with respect to any Future Property and any Permitted Additional Unsecured Debt) at no time shall exceed the amount of such aggregate Indebtedness (measured in dollars) as of the Original Issue Date as set forth in the applicable schedule attached to the Securities Purchase Agreement; and

(B)	the aggregate Indebtedness of the Corporation and all Component Entities with respect to any one Existing Property or any one Planned Contributed Property at no time shall exceed the greater of (x) the amount of such aggregate Indebtedness (measured in dollars) with respect to such Property as of the Original Issue Date and (y) 70% of the value of such Property, in each case, as set forth in the applicable schedule attached to the Securities Purchase Agreement;

(vi)	incur or permit any Component Entity to incur, or enter into any agreement, contract, commitment or other obligation to incur, Indebtedness (including, without limitation, any Indebtedness to refinance then existing Indebtedness) with respect to any Future Property (including without limitation any such Future Property acquired pursuant to a Qualified Contribution Transaction), except to the extent such Indebtedness does not exceed 60% (or such greater percentage, up to 70%, as the Board of Directors may approve) of the purchase price (including closing costs and expenses) of such Future Property;

(vii)	repay or prepay any principal on any Permitted Additional Unsecured Debt, or permit any Component Entity to do the same;

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(viii)	declare or pay distributions on Junior Stock or Parity Stock in violation of Section 4(c) hereof;

(ix)	redeem or purchase any outstanding Junior Stock (except by conversion into or exchange for other shares of any class or series of Junior Stock which rank junior to the Series B Preferred Stock and Parity Stock as to dividends, upon liquidation, dissolution or winding up of the affairs of the Corporation and as to redemption);

(x)	redeem, purchase or otherwise acquire any outstanding Parity Stock, except in accordance with Section 6 or Section 7 hereof; and

(xi)	take any action indirectly, whether through the Operating Partnership, any other Component Entity or otherwise, which, if taken directly by the Corporation, would be prohibited by this Section 8(c).

Section 9.    Waiver. Any of the rights, powers, preferences and other terms of the Series B Preferred Stock set forth herein, including without limitation the provisions of Section 8(c), may be waived on behalf of all holders of Series B Preferred Stock by the affirmative vote or consent in writing of the holder (or holders) of a majority of the issued and outstanding shares of Series B Preferred Stock (voting as a single class).

Section 10.    Record Holders. The Corporation may deem and treat the record holder of any Series B Preferred Stock as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

Section 11.    No Sinking Fund. No sinking fund has been established for the retirement or redemption of Series B Preferred Stock.

Section 12.    Exclusion of Other Rights. The Series B Preferred Stock shall not have any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption other than those expressly set forth in the Charter, including the Series B Preferred Terms.

Section 13.    Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

Section 14.    Severability of Provisions. If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series B Preferred Stock set forth in the Charter, including the Series B Preferred Terms, are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series B Preferred Stock set forth in the Charter which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series B Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

Section 15.    No Preemptive Rights. Nothing in this Exhibit B shall entitle the holders of Series B Preferred Stock to any preemptive rights to subscribe for or acquire any unissued shares of stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of stock of the Corporation.

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APPENDIX A-2

ARTICLES OF AMENDMENT AND RESTATEMENT

OF

~~NNN~~LANDMARK APARTMENT ~~REIT~~TRUST OF AMERICA, INC.

FIRST: ~~NNN Apartment REIT~~Landmark Apartment Trust of America, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its ~~Charter~~charter as currently in effect and as hereinafter amended.

SECOND: The following provisions and Exhibits A and B are all the provisions of the ~~Charter~~charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is ~~NNN Apartment REIT~~Landmark Apartment Trust of America, Inc. (the ~~”~~ “Corporation~~”~~” ).

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the~~”~~ “Code~~”~~”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is CSC-Lawyers Incorporating Service Company, ~~11 East Chase~~7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The resident agent is a Maryland corporation. The address of the Corporation~~’~~’s principal office in the State of Maryland is ~~11 East Chase~~7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

~~Acquisition Expenses. Any and all expenses related to the selection, evaluation and acquisition of, and investment in, properties, whether or not acquired or made, including, but not limited to, legal fees and expenses, travel and communications expenses, cost of appraisals and surveys, nonrefundable option payments on property not acquired, accounting fees and expenses, computer use related expenses, architectural, engineering and other property reports, environmental and asbestos audits, title insurance and escrow fees, loan fees or any fee of a similar nature paid to a third party, however, designated, transfer taxes and personnel and miscellaneous expenses related to the selection, evaluation and acquisition of properties.~~

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~~Acquisition Fees. The total of any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Advisor) in connection with the purchase, development or construction of any Property, including, without limitation, real estate commissions, acquisition fees, finder’s fees, selection fees, non-recurring management fees, consulting fees, loan fees or points or any fee of a similar nature, however designated.~~

~~Advisor. The Person appointed, employed or contracted with by the Corporation pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Corporation, including any Person to whom the Advisor subcontracts all or substantially all of such functions.~~

~~Advisory Agreement. The agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.~~

~~Affiliate. An Affiliate of another Person includes any of the following:~~

~~(a) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person;~~

~~(b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person;~~

~~(c) any Person directly or indirectly controlling, controlled by or under common control with such other Person;~~

~~(d) any executive officer, director, trustee or general partner of such other Person; and~~

~~(e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

~~Average Invested Assets. For a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly in real estate assets or in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

Capital Stock. All classes or series of stock of the Corporation, including Common Stock and Preferred Stock.

Charter. The charter of the Corporation.

Code. The term shall have the meaning as provided in Article II herein.

Common Stock. The term shall have the meaning as provided in Section 5.1 herein. ~~herein.~~

~~Common Stockholders. The registered holders of Common Stock.~~

~~Competitive Real Estate Commission. A real estate or brokerage commission paid for the purchase or sale of a property that is reasonable, customary and competitive in light of the size, type and location of the property.~~

~~Contract Purchase Price. The amount actually paid or allocated in respect of the purchase, development, construction or improvement of a property exclusive of Acquisition Fees and Acquisition Expenses.~~

~~Corporation. The term shall have the meaning as provided in Article I herein.~~

~~Gross Proceeds. The aggregate purchase price of all Shares sold for the account of the Corporation through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organizational and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling~~

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~~Commissions are paid (where net proceeds to the Corporation are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~

~~Independent Directors. The directors of the Corporation who are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of the Corporation.~~

~~(a) A director shall be deemed to be associated with the Sponsor or Advisor if he or she:~~

~~(i) owns an interest in the Sponsor, Advisor or any of their Affiliates;~~

~~(ii) is employed by the Sponsor, Advisor or any of their Affiliates;~~

~~(iii) is an officer or director of the Sponsor, Advisor or any of their Affiliates;~~

~~(iv) performs services, other than as a director, for the Corporation;~~

~~(v) is a director for more than three REITs organized by the Sponsor or advised by the Advisor; or~~

~~(vi) has any material business or professional relationship with the Sponsor, Advisor or any of their Affiliates.~~

~~(b) Notwithstanding the foregoing, and consistent with (a)(v) above, serving as a director of or owning an interest in a REIT or other real estate program organized by the Sponsor or advised or managed by the Advisor or its Affiliates shall not, by itself, cause a director to be deemed associated with the Sponsor or the Advisor.~~

~~(c) For purposes of determining whether or not a business or professional relationship is material pursuant to (a)(vi) above, the gross revenue derived by the director from the Sponsor, Advisor and their Affiliates shall be deemed material per se if it exceeds 5% of the director’s:~~

~~(i) annual gross revenue, derived from all sources, during either of the last two years; or~~

~~(ii) net worth, on a fair market value basis.~~

~~(d) An indirect relationship shall include circumstances in which a director’s spouse, parents, children, siblings, mothers-or fathers-in-law, sons-or daughters-in-law or brothers-or sisters-in-law are or have been associated with the Sponsor, Advisor, any of their Affiliates or the~~

Corporation. The term shall have the meaning as provided in Article I herein.

~~Independent Expert. A Person or entity with no material current or prior business or personal relationship with the Advisor or directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation.~~

~~Initial Investment. A contribution of at least $200,000 by the Advisor or an Affiliate thereof to acquire an equity interest in the Corporation or its subsidiaries pursuant to Section II.A of the NASAA REIT Guidelines.~~

~~Leverage. The aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~Listing. The listing of the shares of Capital Stock on i) the New York Stock Exchange, the American Stock Exchange, or the National Market System of the Nasdaq Stock Market (or any successor to such entities), or ii) a national securities exchange (or tier or segment thereof) that has listing standards that the U.S. Securities and Exchange Commission has determined by rule are substantially similar to the listing standards applicable to securities described in Section 18(b)(1)(A) of the Securities Act of 1933, as amended. Upon such Listing, the shares of Capital Stock shall be deemed Listed.~~

MGCL. The Maryland General Corporation Law, as ~~amended~~in effect from time to time.

~~NASAA REIT Guidelines. The Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association.~~

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~~Net Assets. The total assets of the Corporation (other than intangibles) at cost, before deducting depreciation, bad debt or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.~~

~~Net Income. For any period, total revenues applicable to such period less the total expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall exclude the gain from the sale of the Corporation’s assets.~~

~~Organizational and Offering Expenses. All expenses incurred by and to be paid from the assets of the Corporation in connection with and in preparing the Corporation for registration of and subsequently offering and distributing its shares to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys); expenses for printing, engraving and mailing; salaries of employees while engaged in sales activity; charges of transfer agents, registrars, trustees, escrow holders, depositaries and experts; and expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants’, consultants’ and attorneys’ fees and expenses.~~

Person. An individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit (as defined in Article VI) applies.

Preferred Stock. The term shall have the meaning as provided in Section 5.1 herein.

~~Prospectus. The term shall have the meaning as defined in Section 2(10) of the Securities Act of 1933, as amended (the “Securities Act”), including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act or, in the case of an intrastate offering, any document by whatever name known utilized for the purpose of offering and selling securities to the public.~~

REIT. A corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined in Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to REITs (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

~~Roll-Up Entity. A partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction. A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the stockholders of the Corporation.~~

~~Such term does not include:~~

~~(a) a transaction involving securities of the Corporation that have been, for at least 12 months, Listed; or~~

~~(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i) the voting rights of Common Stockholders;~~

~~(ii) the term of existence of the Corporation;~~

~~(iii) Sponsor or Advisor compensation; or~~

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~~(iv) the Corporation’s investment objectives.~~

~~SDAT. The State Department of Assessments and Taxation of Maryland.~~

~~Sponsor. Any Person directly or indirectly instrumental in organizing, wholly or in part, the Corporation or any Person who will control, manage or participate in the management of the Corporation and any Affiliate of such Person. Not included is any Person whose only relationship with the Corporation is that of an independent property manager of the Corporation’s assets and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants, consultants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Corporation by:~~

~~(a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Corporation, either alone or in conjunction with one or more other Persons;~~

~~(b) receiving a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property;~~

~~(c) having a substantial number of relationships and contacts with the Corporation;~~

~~(d) possessing significant rights to control the Corporation’s properties;~~

~~(e) receiving fees for providing services to the Corporation which are paid on a basis that is not customary in the industry; or~~

~~(f) providing goods or services to the Corporation on a basis which was not negotiated at arms length with the Corporation.~~

~~Total Operating Expenses. All expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to the Corporation’s business, including advisory fees, but excluding (a) the expenses of raising capital such as Organizational and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Capital Stock; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees paid in compliance with the NASAA REIT Guidelines; and (f) Acquisition Expenses, real estate commissions on the resale of any property and other expenses connected with the acquisition, disposition (whether by sale, exchange or condemnation), management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~

~~Unimproved Real Property. The real property of the Corporation that has the following three characteristics:~~

~~(a) an equity interest in real property which has not been acquired for the purpose of producing rental or other operating income;~~

~~(b) has no development or construction in process on such land; and~~

~~(c) no development or construction on such land is planned in good faith to commence on such land within one year.~~

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ARTICLE V

STOCK

SECTION 5.1. Authorized Shares. The Corporation has authority to issue 350,000,000 shares of Capital Stock, consisting of 300,000,000 shares of common stock, $0.01 par value per share (~~“~~“Common Stock~~”~~”), and 50,000,000 shares of preferred stock, $0.01 par value per share (~~“~~“Preferred Stock~~”~~”). The aggregate par value of all authorized shares of Capital Stock having par value is $3,500,000. If shares of Capital Stock of one class are classified or reclassified into shares of Capital Stock of another class pursuant to this Article V, the number of authorized shares of Capital Stock of the former class shall be automatically decreased and the number of shares of Capital Stock of the latter class shall be automatically increased, in each case by the number of shares of Capital Stock so classified or reclassified, so that the aggregate number of shares of Capital Stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of Capital Stock set forth in the first sentence of this paragraph. The board of directors, with the approval of a majority of the directors and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the~~Aggregate~~ aggregate number of shares of Capital Stock or the number of shares of Capital Stock of any class or series that the Corporation has authority to issue.

SECTION 5.2. Common Stock. (a) Subject to the provisions of Article VI and except as may otherwise be specified in the ~~terms of any class or series ofCommon Stock~~Charter, each share of Common Stock shall entitle the holder thereof to one vote ~~on all matters upon which stockholders are entitled to vote pursuant toSection 11.3 hereof~~. The board of directors may classify or reclassify any unissued shares of Common Stock from time to time ~~in~~into one or more classes or series of Capital Stock.

(~~a~~b) In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Corporation, the aggregate assets available for distribution to holders of the shares of Common Stock shall be determined in accordance with applicable law. Each holder of shares of Common Stock shall be entitled to receive, ratably with each other holder of shares of Common Stock, that portion of such aggregate assets available for distribution as the number of shares of outstanding Common Stock held by such holder bears to the total number of outstanding shares of Common Stock then outstanding.

(~~b~~c) Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Stock, the holders of the shares of Common Stock shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the stockholders.

SECTION 5.3. Preferred Stock. The board of directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time ~~in~~into one or more series of Capital Stock.

SECTION 5.4. Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Capital Stock; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Capital Stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the ~~SDAT~~State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of Capital Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Capital Stock is clearly and expressly set forth in the articles supplementary ~~filed with the SDAT~~or other charter document.

SECTION 5.5. Charter and Bylaws. The rights of all stockholders and the terms of all Capital Stock are subject to the provisions of the Charter and the bylaws of the Corporation.

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SECTION 5.6. No Preemptive Rights. No holder of shares of Capital Stock of any class shall have any preemptive right to subscribe for or purchase any additional shares of any class, or any bonds or convertible securities of any nature; provided, however, that the board of directors may, in authorizing the issuance of shares of Capital Stock of any class, confer any preemptive right that the board of directors may deem advisable in connection with such issuance.

~~SECTION 5.7. Issuance of Shares Without Certificates. Until Listing, the Corporation shall not issue stock certificates. A stockholder’s investment shall be recorded on the books of the Corporation. To transfer his or her shares of Capital Stock, a Stockholder shall submit an executed form to the Corporation, which form shall be provided by the Corporation upon request. Such transfer will also be recorded on the books of the Corporation. Upon issuance or transfer of shares of Capital Stock, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such shares of Capital Stock, as required by the bylaws and the MGCL or other applicable law.~~

~~SECTION 5.8. Suitability of Stockholders. Until Listing, the following provisions shall apply:~~

~~(a) To become a Common Stockholder in the Corporation, an individual or fiduciary must represent to the Corporation:~~

~~(i) that such individual (or, in the case of a fiduciary, that the beneficiary, fiduciary account, grantor or donor who directly or indirectly supplies the funds to purchase the shares) has a minimum annual gross income of $45,000 and a net worth (excluding home, furnishings and automobiles) of not less than $45,000; or~~

~~(ii) that such individual (or, in the case of a fiduciary, that the beneficiary, fiduciary account, grantor or donor who directly or indirectly supplies the funds to purchase the shares) has a net worth (excluding home, furnishings and automobiles) of not less than $150,000; or~~

~~(iii) such other standards as may be established by individual states.~~

~~(b) The Sponsor and each Person selling shares on behalf of the Sponsor or the Corporation shall make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each Common Stockholder. In making this determination, the Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall ascertain that the prospective Common Stockholder: (i) meets the minimum income and net worth standards established for the Corporation; (ii) can reasonably benefit from the Corporation based on the prospective stockholder’s overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iv) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the stockholder may lose the entire investment; (3) the lack of liquidity of the shares; (4) the restrictions on transferability of the shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment. The Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall make this determination on the basis of information it has obtained from a prospective stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective stockholder, as well as any other pertinent factors. The Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall maintain records of the information used to determine that an investment in shares is suitable and appropriate for a Common Stockholder. The Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall maintain these records for at least six years.~~

~~SECTION 5.9. Dividend Reinvestment Plan. The board may establish, from time to time, a dividend reinvestment plan. Under any dividend reinvestment plan, (a) all material information regarding dividends to the Common Stockholders and the effect of reinvesting such dividends, including the tax consequences thereof, shall be provided to the Common Stockholders not less often than annually, and (b) each Common Stockholder participating in such plan shall have a reasonable opportunity to withdraw from the plan not less often than annually after receipt of the information required in clause (a) above.~~

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~~SECTION 5.10. Repurchase of Shares. The board of directors may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases shares of Capital Stock from its stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. The Sponsor, Advisor, members of the board or any Affiliates thereof may not receive any fees arising out of the repurchase of shares of Capital Stock by the Corporation.~~

~~SECTION 5.11. Distributions. Only the board of directors may authorize payments to stockholders in connection with their stock. The decision to authorize a distribution, like all other board decisions, shall be made in good faith, in a manner reasonably believed to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Until the board of directors determines that it is no longer in the best interests of the Corporation to qualify as a REIT, the board of directors must authorize dividends to the extent necessary to preserve the status of the Corporation as a REIT.~~

~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the Charter or distributions that meet all of the following conditions: (a) the board of directors advises each Common Stockholder of the risks associated with direct ownership of the property, (b) the board of directors offers each Common Stockholder the election of receiving such in-kind distributions and (c) in-kind distributions are made only to those Common Stockholders who accept such offer.~~

~~SECTION 5.12. Actions Required if Common Stock Not Listed. If by 2013, the shares of Common Stock are not Listed, then the board of directors must either (a) adopt a resolution that sets forth a proposed amendment to the Charter extending or eliminating this deadline (the “Extension Amendment”), declare that the Extension Amendment is advisable and direct that the proposed Extension Amendment be submitted for consideration at either an annual or special meeting of the stockholders, or (b) adopt a resolution that declares a proposed liquidation and dissolution is advisable on substantially the terms and conditions set forth, or referred to, in the resolution (the “Plan of Liquidation”) and direct that the proposed Plan of Liquidation be submitted for consideration at either an annual or special meeting of the stockholders. If the board of directors seeks the Extension Amendment as described above and the stockholders do not approve such amendment, then the board of directors shall seek the Plan of Liquidation as described above. If the stockholders do not then approve the Plan of Liquidation, the Corporation shall continue its business. If the board of directors seeks the Plan of Liquidation as described above and the stockholders do not approve such resolution, then the board of directors shall seek the Extension Amendment as described above. If the stockholders do not then approve the Extension Amendment, the Corporation shall continue its business.~~

SECTION 5.7. Distributions. The board of directors may authorize the Corporation to declare and pay to stockholders such dividends or other distributions in cash or other property, including in shares of one class of the Corporation’s stock payable to holders of shares of another class of stock of the Corporation, as the board of directors in its discretion shall determine. The board of directors shall endeavor to authorize, and the Corporation may pay, such dividends and other distributions as shall be necessary for the Corporation to qualify as a REIT under the Code unless the board of directors has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Corporation; provided, however, stockholders shall have no right to any dividend or other distribution unless and until authorized by the board of directors and declared by the Corporation.

SECTION 5.8. Series A Preferred Stock. 5,000,000 shares of Preferred Stock are classified and designated as shares of 9.75% Series A Cumulative Non-Convertible Preferred Stock, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth on Exhibit A hereto.

SECTION 5.9. Series B Preferred Stock. 1,000,000 shares of Preferred Stock are classified and designated as shares of 9.75% Series B Cumulative Non-Convertible Preferred Stock, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth on Exhibit B hereto.

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ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

SECTION 6.1. Definitions. For the purpose of this Article VI, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. 9.9% in value of the aggregate of the outstanding shares of Capital Stock~~.~~ , or such other percentage determined by the board of directors in accordance with Section 6.2.8.

Beneficial Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms ~~“~~“Beneficial Owner,~~” ”~~” “Beneficially Owns,~~””~~” “Beneficially Owning~~”~~” and ~~“~~“Beneficially Owned~~”~~” shall have the correlative meanings.

~~Benefit Plan Investor. The term shall have the meaning provided in Section 2510.3 -101 of the Department of Labor regulations or any successor regulation thereto.~~

Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Charitable Beneficiary. One or more beneficiaries of the Trust as determined pursuant to Section 6.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. 9.9% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock ~~of the Corporation.~~, or such other percentage determined by the board of directors in accordance with Section 6.2.8.

Constructive Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms ~~“~~“Constructive Owner,~~” ”~~” “Constructively Owns,~~” ”~~” “Constructively Owning~~”~~” and ~~“~~“Constructively Owned~~”~~” shall have the correlative meanings.

~~ERISA Investor. Any holder of shares of Capital Stock that is (i) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, (ii) a plan as defined in Section 4975(e) of the Code (any such employee benefit plan or “plan” as described in clause (i) or this clause (ii) being referred to herein as “Plan”), (iii) a trust which was established pursuant to a Plan, or a nominee for such trust or Plan, or (iv) an entity whose underlying assets include assets of a Plan by reason of such Plan’s investment in such entity.~~

Excepted Holder. A stockholder of the Corporation for whom an Excepted Holder Limit is created by the ~~Charter or by the~~ board of directors pursuant to Section 6.2.7.

Excepted Holder Limit. The percentage limit established by the board of directors pursuant to Section 6.2.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the board of directors pursuant to Section 6.2.7, and subject to adjustment pursuant to Section 6.2.8.

~~Initial Date. The date upon which the Charter containing this Article VI is accepted for record by the SDAT.~~

Market Price. With respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The~~”~~ “Closing Price~~”~~” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national

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securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the ~~National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use,the~~ principal ~~other~~ automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such ~~organization~~system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the board of directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined ~~in good faith~~ by the board of directors.

Prohibited Owner. With respect to any purported Transfer, any Person who, but for ~~the provisions of Section 6.2.1,~~ this Article VI, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 6.2.1 and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The first day ~~after the Initial Date~~ on which the Corporation determines pursuant to Section 7.8 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership~~, or any agreement to take anysuch actions or cause any such events,~~ of Capital Stock or the right to vote or receive dividends on Capital Stock, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms~~”~~ “Transferring~~”~~” and ~~“~~“Transferred~~”~~” shall have the correlative meanings.

Trust. Any trust provided for in Section 6.3.1.

Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

SECTION 6.2. Capital Stock.

SECTION 6.2.1. Ownership Limitations. ~~During the period commencing on theInitial Date and prior~~Prior to the Restriction Termination Date, but subject to Section ~~6.5:~~ 6.4:

(a) Basic Restrictions.

(i) ~~(i)~~ (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) ~~(ii)~~ No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being ~~“~~“closely held~~”~~” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

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(iii) ~~(iii)~~ Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock; provided, however, that the board of directors may waive this Section 6.2.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation~~’~~’s ability to qualify as a REIT.

(b) Transfer in Trust. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section ~~6.2.1~~ 6.2.1(a)(i) or Section 6.2.1(a)(ii),

(i) ~~(i)~~ then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section ~~6.2.1~~ 6.2.1(a)(i) or Section ~~6.2.1~~ 6.2.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii) ~~(ii)~~ if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock.

(c) To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 6.2.1(a), a violation of any provision of this Article VI would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VI.

SECTION 6.2.2. Remedies for Breach. If the board of directors or its designee (including any duly authorized committee of the board) shall at any time determine ~~in good faith~~ that a Transfer or other event has taken place that results in a violation of Section 6.2.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 6.2.1(a) (whether or not such violation is intended), the board of directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.2.1(a) shall automatically result in the transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of directors or its designee.

SECTION 6.2.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 6.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation~~’~~’s status as a REIT.

SECTION 6.2.4. Owners Required to Provide Information. ~~From the InitialDate and prior~~Prior to the Restriction Termination Date:

(a) ~~(a)~~ every owner of more than 5% (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such

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owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation~~’~~’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

(b) ~~(b)~~ each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request~~, in good faith,~~ in order to determine the Corporation~~’~~’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

SECTION 6.2.5. Remedies Not Limited. Subject to Section ~~7.8,~~7.3, nothing contained in this Section 6.2 shall limit the authority of the board of directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation~~’~~’s status as a REIT.

SECTION 6.2.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.2, Section 6.3 or any definition contained in Section 6.1, the board of directors shall have the power to determine the application of the provisions of this Section 6.2 or Section 6.3 with respect to any situation based on the facts known to it. In the event Section 6.2 or Section 6.3 requires an action by the board of directors and the Charter fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1, 6.2 or 6.3. Absent a decision to the contrary by the board of directors (which the board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.2.2) acquired Beneficial or Constructive Ownership of shares of Capital Stock in violation of Section 6.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

SECTION 6.2.7. Exceptions.

(a) Subject to Section 6.2.1(a)(ii), the board of directors, in its sole discretion, may exempt a Person (prospectively or retroactively) from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) ~~(i)~~ the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person~~’~~’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 6.2.1(a)(ii);

(ii) ~~(ii)~~ such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation~~’~~’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.2.1 through 6.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 6.2.1(b) and Section 6.3.

(b) ~~(b)~~ Prior to granting any exception pursuant to Section 6.2.7(a), the board of directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance

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satisfactory to the board of directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation~~’~~’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) ~~(c)~~ Subject to Section 6.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) ~~(d)~~ The board of directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder., No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

SECTION 6.2.8. Increase or Decrease in Aggregate Stock Ownership Limit and Common Stock Ownership Limit. The board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons; provided, however, that the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit will not be effective for any Person whose percentage ownership in shares of Capital Stock is in excess of such decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit until such time as such Person~~’~~’s percentage of shares of Capital Stock equals or falls below the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit, but any further acquisition of shares of Capital Stock in excess of such percentage ownership of shares of Capital Stock will be in violation of the Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit and, provided further, that the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding shares of Capital Stock.

SECTION 6.2.9. Legend~~.~~ Any certificate representing shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose, among others, of the Corporation~~’~~’s maintenance of its status as a ~~Real Estate Investment Trust (a “REIT”~~real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the ~~“Code”), and for certain other purposes under the Code and the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).~~“Code”). Subject to certain further restrictions and except as expressly provided in the Corporation~~’~~’s ~~Charter~~charter, (a) no Person~~: (a)~~ may Beneficially Own or Constructively Own shares of ~~the Corporation’s~~ Common Stock in excess of 9.9% (in value or number of shares) of the outstanding shares of Common Stock ~~of the Corporation~~ unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.9% of the value of the total outstanding shares of Capital Stock ~~of the Corporation~~, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being ~~“~~“closely held~~”~~” under Section 856(~~h~~11) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation~~’s Charter, may~~’s charter, any Transfer of shares of Capital Stock that, if ~~such Transfer~~effective, would result in the Capital Stock ~~of the Corporation~~ being ~~owned~~Beneficially Owned by fewer than 100 Persons~~; or (e) Beneficially Own~~ (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock ~~of the Corporation that would result in 25% or more of any class of Capital Stock of the Corporation being Beneficially Owned by one or more ERISA Investors~~. Any Person who Beneficially Owns or

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Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in (a), (b) or (c) above are violated, the shares of Capital Stock ~~represented hereby~~in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the board of directors in its sole discretion if the board of directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (a), (b) or (c) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the ~~Charter~~charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Capital Stock ~~of the Corporation~~ on request and without charge directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. ~~Such statement shall also be sent to stockholders who are issued shares without a certificate.~~

SECTION 6.3. Transfer of Capital Stock in Trust.

SECTION 6.3.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 6.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 6.2.1(b) ~~.~~, The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable

Beneficiary shall be designated by the Corporation as provided in Section 6.3.6.

SECTION 6.3.2. Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall continue to be issued and outstanding shares of Capital Stock ~~of the Corporation~~. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

SECTION 6.3.3. Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand, and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee~~’~~’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

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SECTION 6.3.4. Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.3.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (b) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust~~.~~. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.3.3. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.3.4, such excess shall be paid to the Trustee upon demand.

SECTION 6.3.5. Purchase Right ~~in~~In Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid by the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.3.3. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

SECTION 6.3.6. Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 6.2.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION 6.4. ~~Restrictions on Ownership and Transfer of Shares of Capital Stock by Benefit Plans.~~

~~SECTION 6.4.1. Ownership Limitations Notwithstanding any other provisions in the Charter, if and to the extent that any class or series of shares of Capital Stock do not constitute “publicly offered securities,” (as defined in Section 2510.3 -101 of the Department of Labor regulations, or any successor regulation thereto) then Benefit Plan Investors may not, on any date, hold, individually or in the aggregate, 25% or more of the value of such class or series of shares of Capital Stock. For purposes of determining whether Benefit Plan Investors hold, individually or in the aggregate, 25% or more of the value of such class or series of shares of Capital Stock, the value of shares of Capital Stock of such class held by any director or officer of the Corporation, or any other Person who has discretionary authority or control with respect to the assets of the Corporation, or the Advisor or its affiliates, as defined in the Plan Asset Regulations, shall be disregarded.~~

~~SECTION 6.4.2. Remedies for Violations by Benefit Plan Investors. If the board of directors or its designee (including any duly authorized committee of the board) shall at any time determine in good faith that (a) a Transfer or other event has taken place that results in a violation of Section 6.4.1 or will~~

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~~otherwise result in the underlying assets and property of the Corporation becoming assets of any ERISA Investor or (b) that a Person intends to acquire or has attempted to acquire or hold shares of Capital Stock in a manner that will result in a violation of Section 6.4.1 or will otherwise result in the underlying assets and property of the Corporation becoming assets of any ERISA Investor, the board of directors or its designee shall take such action as it deems advisable to mitigate, prevent or cure the consequences that might result to the Corporation from such Transfer or other event, including, without limitation, refusing to give effect to or preventing such Transfer or event through redemption of such shares of Capital Stock or refusal to give effect to the Transfer or event on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event.~~

~~SECTION 6.4.3. Information on Benefit Plan Status. Any Person who acquires or attempts or intends to acquire or hold shares of Capital Stock shall provide to the Corporation such information as the Corporation may request in order to determine whether such acquisition or holding has resulted or will result a in violation of Section 6.4.1 or otherwise has resulted or will result in the underlying assets and property of the Corporation becoming assets of any ERISA Investor, including the name and address of any Person for whom a nominee holds shares of Capital Stock and whether the underlying assets of such Person include assets of any Benefit Plan Investor.SECTION 6.5.~~ Settlement. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

SECTION ~~6.6.~~6.5. Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

SECTION ~~6.7.~~6.6. Non-Waiver. No delay or failure on the part of the Corporation or the board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.

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ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

SECTION 7.1. Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the board of directors. The number of directors of the Corporation shall be ~~six~~nine (~~6~~9), which number may be increased or decreased from time to time pursuant to the bylaws but shall never be less than ~~three (3). A majority of the board of directors will be Independent Directors except for a period up to 60 days after the death, removal or resignation of an Independent Director pending the election of such IndependentDirector’s successor~~the minimum number required by the MGCL. No reduction in the number of directors shall cause the removal of any director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the directors who shall serve on the board until the~~first~~ next annual meeting of the stockholders and until their successors are duly elected and qualify, are:

~~Louis J. Rogers~~

Joseph G. Lubeck

Stanley J. Olander, Jr.

Andrea R. Biller

Glenn W. Bunting, Jr.

Robert A.S. Douglas

Ronald D. Gaither

Robert A. Gary, IV

~~W. Brand Inlow~~

~~D. Fleet Wallace~~

Edward Kobel

Michael Salkind

~~These directors may increase the number of directors and fill any~~Any vacancy, whether resulting from an increase in the number of directors or otherwise, on the board of directors ~~prior to the first annual meeting of stockholders~~may be filled in the manner provided in the bylaws.

The Corporation elects~~, at such time as it becomes eligible to make theelection provided for under Section 3-802(b) of the MGCL,~~ that, except as may be provided by the board of directors in setting the terms of any ~~class or series,~~Preferred Stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. ~~Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions.~~

SECTION 7.2. ~~Experience. Each director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.~~

~~SECTION 7.3. Committees. The board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.~~

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~~SECTION 7.4. Term. Except as may otherwise be provided in the terms of any shares of Preferred Stock issued by the Corporation, each director shall hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.~~

~~SECTION 7.5. Fiduciary Obligations. The directors serve in a fiduciary capacity to the Corporation and have a fiduciary duty to its stockholders. The directors have a fiduciary duty to the stockholders to supervise the relationship between the Corporation and the Advisor.SECTION 7.6.~~ Rights of Objecting Stockholders. Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the -affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Capital Stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such shares of Capital Stock would otherwise be entitled to exercise such rights.

SECTION ~~7.7. Ratification of Charter. Before the initial public offering of the Common Stock, the board of directors, including a majority of the Independent Directors, shall have reviewed and ratified the Charter by majority vote.SECTION 7.8.~~7.3. REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation~~’~~’s REIT election pursuant to Section 856(g) of the Code. The board of directors also may determine that compliance with any restriction or limitation on ownership and transfers of Capital Stock set forth in Article VI is no longer required for REIT qualification.

SECTION ~~7.9.~~7.4. Determinations by the Board. The determination as to any of the following matters, made ~~in good faith~~ by or pursuant to the direction of the board of directors consistent with the Charter shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Capital Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Capital Stock or the payment of other distributions on its Capital Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of shares of Capital Stock; (e) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any shares of Capital Stock; (f) the number of shares of class of Capital Stock; (g) any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or (h) any other matter relating to the business and affairs of the Corporation or required by the Charter or bylaws or otherwise to be determined by the board of directors.

SECTION ~~7.10.~~7.5. Removal of Directors. Subject to the rights of holders of one or more classes or series of ~~shares of~~ Preferred Stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least ~~amajority~~two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

~~directors.~~

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SECTION ~~7.11.~~7.6. Authorization by Board of Stock Issuance. The board of directors may authorize the issuance from time to time of shares of Capital Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of Capital Stock of any class or series, whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or bylaws.

ARTICLE VIII

~~ADVISOR~~

~~SECTION 7.12. Certain Approvals by Independent Directors. A majority of Independent Directors must approve all board actions to which this Section 7.12 and Sections 5.9, 7.7, 8.1, 8.2, 8.4, 8.5, 8.6, 8.7, 8.8, 8.9, 9.1, 9.3(g), 9.3(h), 11.1, 12.2(b) and 12.3 herein relate.~~

~~SECTION 8.1. Appointment and Initial Investment of the Advisor. The board is responsible for setting the general policies of the Corporation and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Corporation. However, the board is not required personally to conduct the business of the Corporation, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any director) as an Advisor and may grant or delegate such authority to the Advisor as the board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. Before the initial public offering of the Corporation, the Advisor shall have made the Initial Investment. The Advisor or any such Affiliate may not sell the interest in the Corporation acquired with its Initial Investment while the Advisor remains an Advisor but may transfer the interest in the Corporation acquired with its Initial Investment to its Affiliates. Such Affiliates will be subject to the restrictions on transfer in the preceding sentence while the Advisor remains an Advisor.~~

~~SECTION 8.2. Supervision of the Advisor. The board of directors shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the board of directors. The board of directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board. The board of directors, including a majority of the Independent Directors, shall determine at least annually that the expenses incurred by the Corporation are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the board. The board of directors, including a majority of the Independent Directors, shall determine from time to time and at least annually that the compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter. The board of directors, including a majority of the Independent Directors, shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Corporation to determine that the provisions of the Advisory Agreement are being met. Each such determination shall be based on factors such as (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Corporation’s portfolio; (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation; (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services; (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business; (e) the quality and extent of service and advice furnished by the Advisor; (f) the performance of the Corporation’s portfolio, including income, conservation or appreciation of capital, frequency of problem investments and competence in~~

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~~dealing with distress situations; and (g) the quality of the Corporation’s portfolio relative to the investments generated by the Advisor for its own account. The board of directors, including a majority of the Independent Directors, may also consider all other factors that it deems relevant, and its findings on each of the factors considered shall be recorded in the minutes of the board of directors. The board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.~~

~~SECTION 8.3. Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Corporation and its stockholders.~~

~~SECTION 8.4. Termination. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the board of directors in making an orderly transition of the advisory function.~~

~~SECTION 8.5. Disposition Fee. Unless otherwise provided in any resolutions adopted by the board of directors, if the Advisor or its Affiliates or a director or Sponsor provides a substantial amount of the services in the effort to sell a property of the Corporation, that Person may receive an amount equal to the lesser of (a) one-half of the customary Competitive Real Estate Commission or (b) 1.75% of the sales price of such property or properties. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such sale shall not exceed an amount equal to the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such property or properties.~~

~~SECTION 8.6. Incentive Fees. Unless otherwise provided in any resolutions adopted by the board of directors, the Corporation may pay the Advisor an interest in the gain from the sale of properties, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the sale of properties shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to stockholders, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to at least six percent of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Corporation assets by each respective Advisor or any Affiliate.~~

~~SECTION 8.7. Organizational and Offering Expenses Limitation. Unless otherwise provided in any resolutions adopted by the board of directors, the Corporation shall reimburse the Advisor and its Affiliates for Organizational and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organizational and Offering Expenses shall be reasonable and shall in no event exceed 15% of the Gross Proceeds of the offering.~~

S~~ECTION 8.8. Real Estate Commissions or Acquisition Fees. Unless otherwise provided in any resolutions adopted by the board of directors, the total of all Real Estate Commissions or Acquisition Fees and Acquisition Expenses shall be reasonable and shall not exceed an amount equal to 6% of the Contract Purchase Price; provided, however, that the majority of the Independent Directors may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Corporation.~~

~~SECTION 8.9. Reimbursement for Total Operating Expenses. Unless otherwise provided in any resolutions adopted by the board of directors, the Corporation may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however, that the Corporation shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such years. The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25%~~

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~~Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings. Within 60 days after the end of any fiscal quarter of the Corporation for which there is an Excess Amount for the 12 months then ended that the Independent Directors concludes was justified and reimbursable to the Advisor, there shall be sent to the Common Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Corporation at the end of the 12-month period the amount by which the aggregate annual expenses paid or incurred by the Corporation exceeded the 2%/25% Guidelines.~~

~~ARTICLE IX~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~SECTION 9.1. Investment Objectives. The board of directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Corporation and the Advisor to assure that such policies are carried out. The board of directors shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of the Common Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the board of directors.~~

~~SECTION 9.2. Certain Permitted Investments. Until such time as the shares of Capital Stock are Listed, the following investment limitations shall apply. The Corporation may invest in joint ventures with the Sponsor, Advisor, one or more directors or any Affiliate, only if a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by the other joint venturers. Subject to any limitations in Section 9.3, the Corporation may invest in equity securities only if a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~

~~SECTION 9.3. Investment Limitations. Until such time as the shares of Capital Stock are Listed, the following investment limitations shall apply. In addition to other investment restrictions imposed by the board from time to time, consistent with the Corporation’s objective of qualifying as a REIT, the following shall apply to the Corporation’s investments:~~

~~(a) Not more than 10% of the Corporation’s total assets shall be invested in unimproved real property.~~

(b) The Corporation shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures ~~contracts, when used solely for hedging purposes in connection with the Corporation’s ordinary business of investing in real estate assets.~~

~~(c) The Corporation shall not invest in or make any mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, directors, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Expert. Such appraisal shall be maintained in the Corporation’s records for at least five years and shall be available for inspection and duplication by any stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.~~

~~(d) The Corporation shall not make or invest in any mortgage on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would~~

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~~exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.~~

~~(e) The Corporation shall not invest in indebtedness secured by a mortgage on real property which is subordinate to the lien or other indebtedness of the Advisor, any director, the Sponsor or any Affiliate of the Corporation.~~

~~(f) The Corporation shall not issue (i) equity securities redeemable solely at the option of the holder (except that stockholders may offer their shares of Common Stock to the Corporation pursuant to any redemption plan adopted by the board on terms outlined in the prospectus relating to any offering, as such plan is thereafter amended in accordance with its terms); (ii) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (iii) equity securities on a deferred payment basis or under similar arrangements; or (iv) options or warrants to the Advisor, directors, Sponsor or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. Options or warrants may be issued to persons other than the Advisor, directors, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, directors, Sponsor or any Affiliate thereof shall not exceed 10% of the outstanding shares of Capital Stock on the date of grant. The voting rights per share of Capital Stock (other than any publicly held share of Capital Stock) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held share of Capital Stock as the consideration paid to the Corporation for each privately offered share of Capital Stock bears to the book value of each outstanding publicly held share of Capital Stock.~~

~~(g) A majority of the directors shall authorize the consideration to be paid for each property, ordinarily based on the fair market value of the property. If a majority of the Independent Directors determine, or if the property is acquired from the Advisor, a director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Expert selected by the Independent Directors.~~

~~(h) The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the board at least quarterly. The maximum amount of such Leverage shall not exceed 300% of the Net Assets as of the date of any borrowing. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such 300% level is approved by a majority of the Independent Directors and disclosed in the next quarterly report of the Corporation, along with the justification for such excess.~~

~~(i) The Corporation will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~

(j) The Corporation will not make any investment that the Corporation believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the board ~~determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation.~~

~~(k) The Corporation shall not invest in real estate contracts of sale.~~

~~SECTION 9.4. Limitations on Roll-Up Transactions. In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. The appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the~~

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~~benefit of the Corporation and its stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to each Common Stockholder who votes against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one of the following:~~

~~(i) remaining as a Common Stockholder of the Corporation and preserving its interests therein on the same terms and conditions as existed previously; or~~

~~(ii) receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the Net Assets of the Corporation.~~

~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) that would result in the Common Stockholders having voting rights in a Roll-Up Entity that are less than the rights set forth in Article XI hereof;~~

~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or that would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of shares held by that investor;~~

~~(c) in which investors’ rights of access to the records of the Roll-Up Entity will be less than those described in Section 11.5 and Section 11.6 hereof; or~~

~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is not approved by the Common Stockholders.~~

~~ARTICLE X~~

~~CONFLICTS OF INTEREST~~

~~SECTION 10.1. Sales and Leases to the Corporation. The Corporation may purchase or lease a property or properties from the Sponsor, the Advisor, a director, or any Affiliate thereof upon a finding by a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the property to such Sponsor, Advisor, director or Affiliate, or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price of any property to the Corporation exceed its current appraised value.~~

~~SECTION 10.2. Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. An Advisor, Sponsor, director or Affiliate thereof may purchase or lease properties from the Corporation if a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Corporation.~~

~~SECTION 10.3. Other Transactions.~~

~~(a) No goods or services will be provided by the Advisor or its Affiliates to the Corporation unless a majority of the directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.~~

~~(b) The Corporation shall not make loans to the Sponsor, Advisor, directors or any Affiliates thereof except loans to wholly owned subsidiaries of the Corporation. The Sponsor, Advisor, directors and any~~

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~~Affiliates thereof shall not make loans to the Corporation, or to joint ventures in which the Corporation is a co-venturer, unless approved by a majority of the directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive and commercially reasonable, and no less favorable to the Corporation than comparable loans between unaffiliated parties.~~

~~SECTION 10.4. Right of First Opportunity. The Advisor also is obligated to provide the Corporation with the first opportunity to purchase any Class A income-producing apartment communities which satisfy the Corporation’s investment objectives, as determined from time to time by the board of directors, placed under contract by the Advisor or its Affiliates, provided that the board of directors votes to make the purchase within seven (7) days of being offered such property by the Advisor.~~

~~ARTICLE XI~~

~~STOCKHOLDERS~~

~~SECTION 11.1 Meetings of Stockholders. There shall be an annual meeting of the stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the bylaws, at which the directors shall be elected and any other proper business may be conducted. The annual meeting will be held on a date that is a reasonable period of time (not less than 30 days) following the distribution of the Corporation’s annual report to stockholders. The directors, including the independent directors, shall take reasonable steps to ensure this requirement is met. The holders of a majority of shares of Capital Stock present in person or by proxy, at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the board, vote to elect the directors. A quorum shall be 50% of the then outstanding shares of Common Stock. Special meetings of stockholders may be called in the manner provided in the bylaws, including by the president or by a majority of the directors or a majority of the Independent Directors, and shall be called by an officer of the Corporation upon written request of Common Stockholders holding in the aggregate not less than 10% of the outstanding shares entitled to be cast on any issue proposed to be considered at any such special meeting. Notice of any special meeting of stockholders shall be given as provided in the bylaws and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the stockholder request; provided, however, that if none is so specified, at such time and place convenient to the stockholders. If there are no directors, the officers of the Corporation shall promptly call a special meeting of the stockholders entitled to vote for the election of successor directors. Any meeting may be adjourned and reconvened as the board may determine or as otherwise provided in the bylaws.~~

~~SECTION 11.2. Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.~~

~~SECTION 11.3. Voting Rights of Stockholders. Subject to the provisions of any class or series of shares of Capital Stock then outstanding and the mandatory provisions of any applicable laws or regulations, the stockholders shall be entitled to vote only on the following matters: (a) election or removal of directors, without the necessity for concurrence by the board, as provided in Sections 11.1, 7.4 and 7.10 hereof; (b) amendment of the Charter as provided in this Section 11.3 and Article XIII hereof, without the necessity for concurrence by the board; (c) liquidation or dissolution of the Corporation, without the necessity for concurrence by the board; (d) merger, reorganization or consolidation of the Corporation, except that where the merger is effected through a wholly-owned subsidiary of the Corporation and the consideration to be paid by the Corporation in the merger consists solely of cash, the merger may be approved solely by the board unless a party to the merger is an Affiliate of the Sponsor; (e) the sale or other disposition of all or substantially all of the Corporation’s assets; and (f) such other matters with respect to which the board of directors has adopted a resolution declaring that a proposed action is~~

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~~advisable and directing that the matter be submitted to the stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the stockholders at any meeting shall in any way bind the board. Without the approval of a majority of the shares entitled to vote on the matter, the board may not (a) amend the Charter to adversely affect the rights, preferences and privileges of the shareholders of Capital Stock; (b) amend Charter provisions relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (c) liquidate or dissolve the Corporation other than before the initial investment in property; (d) sell all or substantially all of the Corporation’s assets other than in the ordinary course of business or as otherwise permitted by law; or (e) cause the merger or reorganization of the Corporation except that where the merger is effected through a wholly-owned subsidiary of the Corporation and the consideration to be paid by the Corporation in the merger consists solely of cash, the merger may be approved solely by the board unless a party to the merger is an Affiliate of the Sponsor.~~

~~SECTION 11.4. Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. No shares of Common Stock may be transferred or issued to the Advisor, a director, or any Affiliate thereof unless such prospective stockholder agrees that it will not vote or consent on matters submitted to the stockholders regarding (a) the removal of such Advisor, director or any of its Affiliates or (b) any transaction between the Corporation and any such Advisor, director or any of its Affiliates. To the extent permitted by the MGCL, in determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, a director and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~

~~SECTION 11.5. Right of Inspection. Any stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times and may inspect and copy any such records for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be permitted upon reasonable notice and during normal business hours.~~

~~SECTION 11.6. Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Common Stockholders, along with the number of shares of Capital Stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Common Stockholder or the stockholder’s designated agent at the home office of the Corporation upon the request of the Common Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Common Stockholder so requesting within 10 days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper and in a readily readable type size (in no event smaller than 10-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the stockholder request. A Common Stockholder may request a copy of the Stockholder List in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws.~~

~~If the Advisor or the board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor or the board, as the case may be, shall be liable to any Common Stockholder requesting the list for the costs, including reasonable attorneys’ fees incurred by that stockholder for compelling the production of the Stockholder List and for actual damages suffered by any Common Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the request for inspection or for a copy of the Stockholder List is to secure such list of stockholders or other information for the purpose of selling such list or copies thereof or using the same for a commercial purpose other than in the interest of the applicant as a stockholder relative to the affairs of the Corporation. The Corporation may require the stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the stockholder’s interest in the Corporation. The remedies provided hereunder to stockholders requesting copies of the Stockholder List are in addition to and shall not in any way limit other remedies available to stockholders under federal law or the laws of any state.~~

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~~SECTION 11.7. Reports. The directors, including the Independent Directors, shall take reasonable steps to insure that the Corporation shall cause to be prepared and mailed or delivered to each Common Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Corporation within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the initial public offering of its securities that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles that are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation, including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Common Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation, directors, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

~~The board of directors, including the Independent Directors, shall take reasonable steps to ensure that the requirements of this Section 11.7 are met. Such report may be delivered by any reasonable means, including by delivery of a written or electronic notice that indicates how the report may be accessed on the Corporation’s web address.~~

~~ARTICLE XII~~

EXTRAORDINARY ACTIONS

Except as specifically provided in Section 7.5 (relating to removal of directors) and in the last sentence of Article X, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the board of directors and taken or approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

ARTICLE IX

LIABILITY LIMITATION, INDEMNIFICATION AND

TRANSACTIONS WITH THE CORPORATION

SECTION ~~12.1.~~9.1. Limitation of Stockholder Liability. No stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a stockholder, nor shall any stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation~~’~~’s assets or the affairs of the Corporation by reason of his being a stockholder.

~~The shares of Common Stock shall be non-assessable by the Corporation.~~

~~SECTION 12.2. Limitation of Director and Officer Liability;~~SECTION 9.2. Limitation of Director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 9.2, nor the adoption or amendment of any other provision of the Charter or bylaws inconsistent with this Section 9.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

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SECTION 9.3. Indemnification. ~~(a) Subject to any applicable conditions set forth under~~ The Corporation shall have the power, to the maximum extent permitted by Maryland law ~~or~~in ~~paragraph (b) below, (i) no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages and (ii) theCorporation shall indemnify~~effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of ~~the~~ final disposition of a proceeding to, (~~A~~i) any individual who is a present or former director or officer of the Corporation~~;~~ or (~~B~~ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise~~; or (C) the Advisor or any of its Affiliates acting as an agent of the Corporation and their respective officers, directors, managers andemployees,~~ from and against any claim or liability to which such person may become subject or which such person may incur by reason of his ~~service in such~~or her service in such capacity. The Corporation shall have the power, with the approval of the board of directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. ~~capacity. Neither the amendment nor repeal of this paragraph (a) of Section 12.2, nor the adoption or amendment of any other provision of the Charter or bylaws inconsistent with this paragraph (a) of Section 12.2, shall apply to or affect in any respect the applicability of the preceding sentences with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.~~

~~(b) Notwithstanding anything to the contrary contained in clause (i) or (ii) of paragraph (a) above, the Corporation shall not provide for indemnification of or hold harmless a director, an Advisor or any Affiliate of an Advisor (the “Indemnitee”) for any liability or loss suffered by any of them, unless all of the following conditions are met:~~

~~(i) the Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation;~~

~~(ii) the Indemnitee was acting on behalf of or performing services for the Corporation;~~

~~(iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a director (other than an Independent Director), an Advisor or an Affiliate of an Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director;~~

~~(iv) such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from stockholders; and~~

~~(v) with respect to losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws, one or more of the following conditions are met: (A) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee; (B) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (C) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.~~

~~SECTION 12.3. Payment of Expenses. The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (ii) the Indemnitee provides the Corporation with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 12.2 hereof, (iii) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Corporation with a written agreement to repay the~~

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~~amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418(e) of the MGCL or any successor statute.~~

SECTION ~~12.4.~~9.4. Express Exculpatory Clauses in Instruments. Neither the stockholders nor the directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being stockholders, directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation~~’~~’s assets for the payment of any claim under or for the performance of that instrument~~.~~. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any stockholder, director, officer, employee or agent liable thereunder to any third party, nor shall the directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

~~SECTION 12.5. Transactions with Affiliates. The Corporation shall not engage in transactions with the Advisor, the Sponsor, a director or any of the Corporation’s Affiliates, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the directors (including a majority of the Independent Directors) not Affiliated with the Person who is party to the transaction and:~~

~~(a) The transaction is fair and reasonable to the Corporation.~~

~~(b) The terms and conditions of such transaction are not less favorable to the Corporation than those available from unaffiliated third parties.~~

~~(c) If an acquisition is involved, the total consideration is not in excess of the appraised value of the Property being acquired, as determined by an Independent Appraiser.~~

ARTICLE ~~XIII~~X

AMENDMENT

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding shares of Capital Stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except ~~for any~~as otherwise provided in the next sentence and except for those amendments permitted to be made without stockholder approval by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the board of directors and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter~~, including without limitation, (1) any~~. However, any amendment to Section 7.5 or to this sentence of the Charter shall be valid only if declared advisable by the board of directors and approved by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter. ~~amendment which would adversely affect the rights, preferences and privileges of the stockholders and (2) any amendment to Article IX, Article X, Article XII, Sections 7.2, 7.5 and 7.10 and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections).~~

THIRD: The amendment and restatement of the ~~Charter of the Corporation as~~charter as hereinabove set forth ~~were~~have been duly advised by the board of directors and approved by the ~~sole stockholder~~stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the~~Charter~~ charter.

FIFTH: The name and address of the Corporation~~’~~’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the ~~Charter.~~charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in ~~Section 7.1~~Article VII of the foregoing amendment and restatement of the ~~Charter.~~charter.

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~~SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 100,000 shares of Common Stock $0.01 par value per share. The aggregate par value of all shares of stock having par value was $1,000.~~

~~EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 350,000,000, consisting of 300,000,000 shares of Common Stock, $0.01 par value per share, and 50,000,000 shares of Preferred Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $3,500,000.~~

SEVENTH: The Corporation has elected to be subject to Sections 3-804(a) and 3-805 of the Maryland General Corporation Law (the “MGCL”). The repeal of the Corporation’s election to be subject to Section 3-804(a) and/or Section 3-805 of the MGCL may be effected only by a resolution adopted by the board of directors.

~~NINTH:~~EIGHTH: The undersigned ~~President~~ acknowledges ~~the foregoing amendment andrestatement of the Charter~~these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters ~~and~~or facts required to be verified under oath, the undersigned~~President~~ acknowledges that, to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, ~~NNN Apartment REIT, Inc.~~the Corporation has caused ~~the foregoingamendment and restatement of the Charter~~these Articles of Amendment and Restatement to be signed in its name and on its behalf by its ~~President~~            and attested to by its ~~Secretary~~            on this ~~18th~~            day of            , 2013.

~~July, 2006.~~

ATTEST:                                     ~~NNN~~ LANDMARK APARTMENT ~~REIT, INC.~~TRUST OF

~~/s/ Andrea R. Biller By: /s/ Louis J. Rogers~~

AMERICA, INC.

(SEAL)

Name: ~~Andrea R. Biller Name: Louis J. Rogers~~	Name:

Title: ~~Secretary Title: President~~ Title:

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~~APARTMENT TRUST OF AMERICA, INC.~~

~~FORM OF ARTICLES SUPPLEMENTARY~~

~~9.75% SERIES A CUMULATIVE NON-CONVERTIBLE PREFERRED STOCK~~

~~Apartment Trust of America, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:~~

~~FIRST:~~ Under a power contained in Article V of the charter of the Corporation (the “Charter”), the Board of Directors of the Corporation (the “Board of Directors”) by duly adopted resolutions classified and designated 5,000,000 shares of authorized but unissued preferred stock, par value $0.01 per share (the “Preferred Stock”), as shares of 9.75% Series A Cumulative Non-Convertible Preferred Stock, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth below:

9.75% Series A Cumulative Non-Convertible Preferred Stock

Section 1.        Certain Definitions.  Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

“Affiliate” shall mean, in respect of any Person, any other Person that is directly or indirectly controlling, controlled by, or under common control with such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means having, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or by contract or otherwise.

“Andros Transaction” shall mean the transactions contemplated by Section 1.5(b) of the Master Contribution Agreement (relating to the Andros Cash Payment Obligation (as defined therein)).

“Book Value Per Share” means $4.30.

“Business Day” shall mean each day, other than a Saturday or a Sunday, which is not a day on which banking institutions in New York are authorized or required by law, regulation or executive order to close.

“Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Equity, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

“Change of Control” shall mean the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the Original Issue Date by any Person or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act), other than pursuant to a Qualified Contribution Transaction, of more than 50% of the voting rights or equity interests in the Corporation; (ii) a replacement of more than 50% of the members of the Board of Directors that is not approved by those individuals who are members of the Board of Directors on the Original Issue Date (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Corporation or a sale of 50% or more of the assets of the Corporation in one or a series of related transactions, unless (a) following such transaction or series of transactions, the holders of the Corporation’s securities prior to the first such transaction continue to hold at least 50% of the voting rights and equity interests in the surviving entity or acquirer of such assets, as applicable, or (b) the merger or consolidation is pursuant to a Qualified Contribution Transaction; (iv) a recapitalization, reorganization or other transaction involving the Corporation (excluding any bona fide underwritten public offering of Capital Stock) that constitutes or could result in a transfer of more than 50% of the voting rights in the Corporation, other than pursuant to a Qualified Contribution Transaction; or (v) the execution by the Corporation or its controlling stockholders of an agreement providing for or that will result in any of the foregoing events.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

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“Common Equity” shall mean all shares now or hereafter authorized of any class of common stock of the Corporation, including the Common Stock, and any other stock of the Corporation, howsoever designated, authorized after the Original Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

“Common Stock” shall mean the common stock, $0.01 par value per share, of the Corporation.

“Component Entity” means any Person controlled by the Corporation and in which the Corporation holds any direct or indirect Equity Interest.

“Corporation” shall have the meaning set forth in Article I of the ~~preamble~~Charter. For avoidance of doubt, references herein to the Corporation shall exclude any Component Entity except as expressly provided otherwise.

“DeBartolo” shall mean DK Landmark, LLC, a Florida limited liability company.

“Dividend Deferral Period” shall mean the period commencing on the Original Issue Date and continuing through and including the date that is three months thereafter, subject to extension as provided below and subject to termination prior to the expiration of such initial or extended period at the option of the Corporation. The Corporation shall be entitled to extend the Dividend Deferral Period beyond such initial three-month period on one occasion only for an additional three-month period, upon notice given not earlier than ten (10) days prior to nor later than ten (10) days after the expiration of such initial period to the holder (or holders) of the shares of Series A Preferred Stock then outstanding, provided that, as of the expiration of such initial period, (i) the Corporation shall have complied at all times with its obligations under Section 5.4 (Lender Consents) of the Securities Purchase Agreement, (ii) the Adjusted Full Contribution Date (as defined in the Securities Purchase Agreement with respect to OPTrust) shall not have occurred and (iii) the corresponding deferral period with respect to each other class or series of Parity Stock of which any shares are then outstanding is concurrently extended by the Corporation pursuant to the corresponding terms thereof.

“Dividend Record Date” shall mean, with respect to any Dividend Payment Date, the last day of the calendar month preceding the calendar month in which such Dividend Payment Date falls.

“Dividend Payment Date” shall mean the 15th day of each calendar month commencing with the first such date following the end of the calendar month that includes the last day of the Dividend Deferral Period.

“Dividend Period” shall mean each calendar month (other than the initial Dividend Period, which shall commence on the Original Issue Date and end on and include August 31, 2012, and other than the Dividend Period during which any shares of Series A Preferred Stock shall be redeemed pursuant to Section 6 or Section 7, which shall end on and include the date on which the shares of Series A Preferred Stock are redeemed).

“Domestically Controlled REIT” shall mean a REIT that is a “domestically controlled qualified investment entity” meeting the ownership requirements of Code section 897(h)(4)(B).

“Elco NA” shall mean Elco North America, Inc., a Delaware corporation.

“ELRH” shall mean Elco Landmark Residential Holdings LLC, a Delaware limited liability company.

“Equity Interest” means (i) in the case of a corporation, shares of stock, (ii) in the case of a general or limited partnership, partnership interests, (iii) in the case of a limited liability company, limited liability company interests, (iv) in the case of a trust, beneficial interests therein and (v) in the case of any other Person that is not an individual, the comparable interests therein.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Property” shall mean any Property owned by the Corporation or any Component Entity as of the Original Issue Date.

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“Extension Dividend” shall have the meaning set forth in Section 6(b).

“February Securities Purchase Agreement” shall mean the Securities Purchase Agreement, dated as of February 27, 2013, by and between the Corporation and OPTrust.

“Future Property” shall mean any Property (other than a Planned Contributed Property) acquired by, or contributed to, the Corporation or any Component Entity after the Original Issue Date.

“GAAP” shall mean generally accepted accounting principles in the United States.

“Guaranty” shall mean any guaranty of the payment or performance of any Indebtedness or other obligation and any other arrangement whereby credit is extended to one obligor on the basis of any promise of another Person, whether that promise is expressed in terms of an obligation to pay the Indebtedness of such obligor, or to purchase an obligation owed by such obligor, or to purchase goods and services from such obligor pursuant to a take or pay contract, or to maintain the capital, working capital, solvency, or general financial condition of such obligor, whether or not any such arrangement is reflected on the balance sheet of such other Person or referred to in a note thereto.

“Indebtedness” means, for any Person at the time of any determination, without duplication, all obligations, contingent or otherwise, of such Person that, in accordance with GAAP, should be classified upon the balance sheet of such Person as indebtedness, but in any event including: (i) all obligations for borrowed money, (ii) all obligations arising from installment purchases of property or representing the deferred purchase price of property or services in respect of which such Peron is liable, contingently or otherwise, as obligor or otherwise (other than trade payables, and other current liabilities payable in less than one year, in each case incurred in the ordinary course of business on terms customary in the trade), (iii) all obligations evidenced by notes, bonds, debentures, acceptances, or instruments, or arising out of letters of credit or bankers’ acceptances issued for such Person’s account, (iv) all obligations, whether or not assumed, secured by any Lien or payable out of the proceeds or rent from any property or assets now or hereafter owned or acquired by such Person, (v) all obligations for which such Person is obligated pursuant to a Guaranty, (vi) obligations under leases required to be capitalized in accordance with GAAP, (vii) all obligations for which such Person is obligated pursuant to any interest rate swap, interest rate cap, interest rate collar, or other interest rate hedging agreement or arrangement or other derivative agreements or arrangements, and (viii) all obligations of such Person upon which interest charges are customarily paid or accrued.

“Initiating Holder” shall have the meaning set forth in Section 6(c).

“IPO” shall mean the consummation of the initial closing (without regard for any closing of any associated “green shoe”) of the first underwritten public offering of shares of Common Stock registered under the United States Securities Act of 1933, as amended, that occurs after the Original Issue Date and, in conjunction with which, such shares of Common Stock are listed for trading on the NYSE.

“Junior Stock” shall mean, as the case may be, (i) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any dividends in any period unless all dividends required to have been paid or declared and set apart for payment on the Series A Preferred Stock (and any Parity Stock) shall have been so paid or declared and set apart for payment, (ii) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Corporation until the Series A Preferred Stock (and any Parity Stock) shall have received the entire amount to which such Series A Preferred Stock (and any Parity Stock) is entitled upon such liquidation, dissolution or winding up or (iii) the Common Equity and any other class or series of stock of the Corporation ranking junior to the Series A Preferred Stock (and any Parity Stock) in respect of the right to redemption.

“Key Person” means each of (i) Joseph G. Lubeck and Stanley J. Olander, and (ii) any person appointed by the Corporation to replace either of them (or appointed to replace any person described in this clause (ii)) following a Key Person Event.

“Key Person Event” shall have the meaning set forth in Section 6(c).

“Key Person Replacement Period” shall have the meaning set forth in Section 6(c).

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“Lien” means any security interest, lien, pledge, charge, encumbrance, mortgage, indenture, security agreement or other similar agreement, arrangement, contract, commitment or obligation, relating in any way to credit or the borrowing of money.

“Liquidation Preference” shall mean $10.00 per share of Series A Preferred Stock.

“Mandatory Redemption Date” shall have the meaning set forth in Section 6(b).

“Master Contribution Agreement” shall mean the Master Contribution and Recapitalization Agreement, dated as of the Original Issue Date, by and among the Corporation, the Operating Partnership, ELRH and the other parties thereto, without giving effect to any amendment, modification or waiver thereof.

“Master Contribution Transactions” means the transactions contemplated by the Master Contribution Agreement and the Securities Purchase Agreement.

“NYSE” shall mean the New York Stock Exchange.

“Operating Partnership” shall mean Apartment Trust of America Holdings, L.P.

“Optional Redemption Date” shall have the meaning set forth in Section 6(e).

“Optional Redemption Event” shall have the meaning set forth in Section 6(c).

“Optional Redemption Event Notice” shall have the meaning set forth in Section 6(e).

“Optional Redemption Notice” shall have the meaning set forth in Section 6(e).

“Optional Redemption Period” shall have the meaning set forth in Section 6(e).

“Optional Redemption Right” shall have the meaning set forth in Section 6(c).

“OPTrust” shall mean 2335887 Limited Partnership, an Ontario limited partnership.

“OPTrust Put Right” shall mean the Contribution Put Right (as defined in the Put and ROFR Agreement dated as of the Original Issue Date among OPTrust, Elco NA and Joseph G. Lubeck).

“OPTrust Voting Power” shall have the meaning set forth in Section 8(a)(ii).

“Original Issue Date” shall mean the date on which shares of Series A Preferred Stock are first issued by the Corporation.

“Parity Optional Redemption Exercise” shall have the meaning set forth in Section 6(e).

“Parity Optional Redemption Right” shall have the meaning set forth in Section 6(e).

“Parity Special Redemption Exercise” shall have the meaning set forth in Section 7(g).

“Parity Special Redemption Notice” shall have the meaning set forth in Section 7(g).

“Parity Special Redemption Right” shall have the meaning set forth in Section 7(g).

“Parity Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation which is entitled to receive payment of dividends on a parity with the Series A Preferred Stock, (ii) any class or series of stock of the Corporation which is entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Series A Preferred Stock or (iii) any class or series of stock of the Corporation which is entitled to receive payment upon redemption thereof on a parity with the Series A Preferred Stock. The term “Parity Stock” shall include the Series B Preferred Stock and the Series C Preferred Stock.

“Permitted Additional Unsecured Debt” shall mean any unsecured Indebtedness of the Corporation or any Component Entity, in aggregate amount not to exceed $500,000, first incurred after the Original Issue Date in connection with the Master Contribution Transactions (including, without limitation, any Indebtedness to refinance then existing Indebtedness) that provides for no mandatory payments of principal to be made prior to the redemption of all outstanding shares of Series A Preferred Stock.

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“Person” means any individual, partnership, limited partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, or other entity.

“Planned Contributed Property” shall mean any Property acquired by, or contributed to, the Corporation or any Component Entity after the Original Issue Date in connection with the Master Contribution Transactions, which Property is identified as of the Original Issue Date on the applicable schedule attached to the Securities Purchase Agreement.

“Preferred Distribution Rate” shall mean 9.75% per annum; provided, however, that in the event that the Corporation shall fail to redeem any shares of Series A Preferred Stock on the Mandatory Redemption Date, then from and after such date the “Preferred Distribution Rate” shall be 12.75% per annum.

“Property” shall mean, at any time, any multi-family residential property acquired, owned or leased by the Corporation or any Component Entity at such time, and all of such properties are collectively referred to herein as the “Properties”.

“Qualified Contribution Transaction” means any one or more of the following:

(i)        the Master Contribution Transactions; or

(ii)        any other contribution, sale, lease or other transfer by any one or more of ELRH and its Affiliates to the Corporation or any Component Entity, directly or indirectly, in a single transaction or in a series of related transactions, whether by property disposition, equity interest disposition, merger, consolidation or otherwise, of one or more of the following: (x) Future Property, or (y) cash, provided that, in the case of this clause (y), the aggregate consideration paid or issued by the Corporation and the Component Entities in respect of such cash does not exceed 15% of the total consideration paid or issued in respect of all cash and Future Property contributed, sold, leased or otherwise transferred pursuant to such Qualified Contribution Transaction; provided, however, that, notwithstanding the foregoing, no transaction shall constitute a Qualified Contribution Transaction under this clause (ii): (A) prior to the Adjusted Full Contribution Date (as defined in the Securities Purchase Agreement with respect to OPTrust); (B) if such transaction is not approved by a majority of the disinterested members of the Board of Directors prior to the consummation of such transaction; (C) if consummation of any such transaction or series of related transactions would contravene any of the provisions of Section 8(c); or (D) if such transaction causes the Corporation (or the surviving entity in the case of a merger or consolidation to which the Corporation is a constituent party and is not the surviving entity) to cease to be a REIT with a class of equity securities registered under Section 12 of the Exchange Act.

“Redemption Date” shall mean a Mandatory Redemption Date, Optional Redemption Date or Special Redemption Date, as applicable.

“Redemption Price” shall have the meaning set forth in Section 5(a).

“Regulations” means the Treasury Regulations promulgated under the Code as such regulations may be amended from time to time (including the corresponding provisions of succeeding regulations).

“REIT” means any real estate investment trust complying with the requirements of Sections 856 through 860 of the Code and the Regulations related thereto.

“Secured Property Debt” shall mean Indebtedness secured by a Lien on any Property.

“Securities Purchase Agreement” shall mean the Securities Purchase Agreement, dated as of the Original Issue Date, by and among the Corporation, OPTrust, DeBartolo and ELRH, as the same may be amended and in effect from time to time.

“Senior Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation ranking senior to the Series A Preferred Stock (and any Parity Stock) in respect of the right to receive dividends, (ii) any class or series of stock of the Corporation ranking senior to the Series A Preferred Stock (and any Parity Stock) in respect of the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Corporation or (iii) any class or series of stock of the

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Corporation ranking senior to the Series A Preferred Stock (and any Parity Stock) in respect of the right to redemption.

“Series A Preferred Stock” shall mean the 9.75% Series A Cumulative Non-Convertible Preferred Stock, $0.01 par value per share, of the Corporation.

“Series A Preferred Terms” shall have the meaning set forth in Section 8(c)(ii).

“Series B Preferred Stock” shall mean the 9.75% Series B Cumulative Non-Convertible Preferred Stock, $0.01 par value per share, of the Corporation.

“Series C Preferred Stock” shall mean, as, if and when resolved by the Board of Directors after the Original Issue Date in connection with the Andros Transaction, a series of then authorized but unissued Preferred Stock to be classified and designated as shares of 9.75% Series C Cumulative Non-Convertible Preferred Stock, $0.01 par value per share, of the Corporation, with preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption substantially similar to, and in any event not more favorable to the holder or holders thereof, than those of the Series B Preferred Stock.

“Special Redemption Date” shall have the meaning set forth in Section 7(a).

“Special Redemption Notice” shall have the meaning set forth in Section 7(a).

“Special Redemption Proceeds” shall have the meaning set forth in Section 7(a).

“Special Redemption Right” shall have the meaning set forth in Section 7(a).

“Unredeemed Shares” shall mean any shares of Series A Preferred Stock which the Corporation is obligated to redeem on any particular Redemption Date and in respect of which the Corporation has failed to deliver the Redemption Price in full on such Redemption Date.

Section 2.        Designation and Number.  A series of Preferred Stock, designated the “9.75% Series A Cumulative Non-Convertible Preferred Stock” is hereby established. The number of authorized shares of Series A Preferred Stock shall be 5,000,000.

Section 3.        Rank.  The Series A Preferred Stock will, with respect to dividend rights, redemption rights and rights upon voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, rank: (i) senior to all classes or series of Junior Stock; and (ii) on parity with the Series B Preferred Stock, the Series C Preferred Stock and any other class or series of Parity Stock. The Series A Preferred Stock shall not rank junior to any Capital Stock, and there shall be no class or series of Senior Stock.

Section 4.        Dividends.

(a)    The record holders of Series A Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment of dividends, cumulative cash dividends calculated at the Preferred Distribution Rate on the Liquidation Preference. Dividends on each outstanding share of Series A Preferred Stock shall accrue and be cumulative from and including the issuance date of such share and shall be payable monthly in arrears on each Dividend Payment Date; provided, however, that if any Dividend Payment Date is not a Business Day, then any accrued dividend which would otherwise have been payable on such Dividend Payment Date shall be paid on the next succeeding Business Day. The amount of any dividend payable on the Series A Preferred Stock for any partial Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the stockholder records of the Corporation at the close of business on the applicable Dividend Record Date. Dividends accrued in respect of any Dividend Period that are not paid on the first Dividend Payment Date following the end of such Dividend Period shall be deemed to be in arrears, and such dividends in arrears shall accrue additional cumulative cash dividends at the Preferred Distribution Rate from such Dividend Payment Date until the date on which such dividends in arrears are authorized by the Board of Directors and are declared and paid in full by the Corporation. Dividends in respect of any past Dividend Period that are in arrears may be declared and paid at any time to holders of record on a subsequent Dividend Record Date.

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(b)    Notwithstanding anything contained herein to the contrary, dividends on the Series A Preferred Stock (including any additional cumulative dividends accrued on dividends in arrears) shall accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, and whether or not such dividends are authorized or declared.

(c)    Subject to Section 6(h) and Section 8(c), and except as provided in Section 4(d) below, and except to the extent necessary for the Corporation to maintain its qualification as a REIT under the Code, (x) no dividends shall be declared or paid or set apart for payment and no other distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any shares of any class or series of Junior Stock or Parity Stock for any period (other than (i) a dividend paid in shares of any class or series of Junior Stock or (ii) during the Dividend Deferral Period, a dividend (other than an extraordinary dividend) on or with respect to the Common Equity), (y) no shares of any class or series of Junior Stock or Parity Stock shall be redeemed, purchased or otherwise acquired for any consideration by the Corporation, and (z) the Corporation shall not pay or make available any monies for a sinking fund for the redemption of shares of any class or series of Junior Stock (except by conversion into or exchange for other shares of any class or series of Junior Stock which rank junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation), in each case, unless full cumulative dividends on the Series A Preferred Stock for all past Dividend Periods shall have been or contemporaneously are declared and (i) paid in cash or (ii) a sum sufficient for the payment thereof in cash is set apart for such payment.

(d)    When dividends are not declared and paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and the shares of any other class or series of Parity Stock, all dividends declared upon the Series A Preferred Stock and each such other class or series of Parity Stock shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such other class or series of Parity Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series A Preferred Stock and such other class or series of Parity Stock (which shall not include any accrual in respect of unpaid dividends on such other class or series of Parity Stock for prior Dividend Periods if such other class or series of Parity Stock does not have a cumulative dividend) bear to each other.

(e)    Holders of shares of Series A Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or shares of stock, in excess of full cumulative dividends on the Series A Preferred Stock (including any cumulative dividends accrued on dividends in arrears) as provided herein. Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accrued but unpaid dividends due with respect to such shares which remain payable. Accrued but unpaid dividends on the Series A Preferred Stock will accumulate as of the Dividend Payment Date on which they first become payable.

Section 5.        Liquidation Preference.

(a)    Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, before any distribution or payment shall be made to holders of any Junior Stock, the holders of shares of Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, liquidating distributions in cash in an amount of the Liquidation Preference, plus an amount equal to all accrued and unpaid dividends (whether or not earned or declared) (including any additional cumulative dividends accrued on dividends in arrears) up to, but not including, the date of payment, plus an amount equal to one percent (1%) of the Liquidation Preference (collectively, the “Redemption Price”).

(b)    In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series A Preferred Stock and the corresponding amounts payable on all shares of other classes or series of Parity Stock, then the holders of the Series A Preferred Stock and each such other class or series of Parity Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

(c)    Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in

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such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of shares of Series A Preferred Stock at the respective addresses of such holder as the same shall appear on the share transfer records of the Corporation.

(d)    After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation or merger of the Corporation with or into any other corporation, trust or entity, or the voluntary sale, lease, transfer or conveyance of all or substantially all of the assets or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution or winding-up of the affairs of the Corporation.

(e)    In determining whether a distribution (other than upon voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the Maryland General Corporation Law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of Series A Preferred Stock shall not be added to the Corporation’s total liabilities.

Section 6.         Redemption.

(a)     General.  Shares of Series A Preferred Stock shall not be redeemable except as set forth in this Section 6 or in Section 7.

(b)    Mandatory Redemption.  All of the issued and outstanding shares of Series A Preferred Stock shall be redeemed by the Corporation for cash on the second anniversary of the Original Issue Date; provided, however, that, subject to the provisions of this Section 6(b), upon providing not less than 30 days’ prior written notice to the holders of the Series A Preferred Stock, the Corporation may extend the date on which all (but not less than all) of the then issued and outstanding shares of Series A Preferred Stock shall be redeemed by 18 months (but not less than 18 months); provided further, that: (i) as a condition to any such extension taking effect, on or before the date scheduled for redemption (without giving effect to such extension), the Corporation shall cause full cumulative dividends on the Series A Preferred Stock for all past Dividend Periods to have been declared and shall cause (A) such dividends to have been paid in full in cash or (B) a sum sufficient for the payment thereof in full in cash to have been set apart for such payment; (ii) the Corporation shall only be entitled to exercise the foregoing right to extend the date of redemption of the Series A Preferred Stock by 18 months in accordance with this Section 6(b) twice in total (such that in no event shall the date of redemption be later than the fifth anniversary of the Original Issue Date); (iii) the Corporation shall not be entitled to exercise the foregoing right to extend the date of redemption of the Series A Preferred Stock unless the date of redemption of each other class or series of Parity Stock of which any shares are then outstanding is concurrently extended by the Corporation pursuant to the corresponding terms thereof; (iv) the Corporation shall not be entitled to exercise the foregoing right to extend the date of redemption of the Series A Preferred Stock if the OPTrust Put Right shall have become exercisable at any time (whether or not actually exercised or expired); and (v) as a condition to any such extension taking effect, on or before the date scheduled for redemption (without giving effect to such extension) the Corporation shall pay to the holders of all the then issued and outstanding shares of Series A Preferred Stock an amount equal to one percent (1%) of the Liquidation Preference (the “Extension Dividend”) in cash or immediately available funds. In the event that any of the foregoing requirements set forth in this Section 6(b) are not satisfied, the Corporation shall not be entitled to exercise the foregoing right to extend the date of redemption of the Series A Preferred Stock, and the Corporation shall redeem all of the Series A Preferred Stock on the date on which the Series A Preferred Stock is otherwise required to be redeemed pursuant to this Section 6(b) (without giving effect to any further extension). The date on which the shares of Series A Preferred Stock are required to be redeemed by the Corporation pursuant to this Section 6(b) is referred to herein as the “Mandatory Redemption Date”. On the Mandatory Redemption Date the Corporation shall redeem all of the issued and outstanding Series A Preferred Stock for cash in an amount per share equal to the Redemption Price calculated as of the Mandatory Redemption Date, and such redemption payment shall be made to the holder on the Mandatory Redemption Date in cash or in immediately available funds. For avoidance of doubt, failure to redeem all of the outstanding Series A Preferred Stock on the Mandatory Redemption Date shall result in an

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increase of the Preferred Distribution Rate from 9.75% per annum to 12.75% per annum payable in respect of the Unredeemed Shares, and such increased distribution rate shall take effect with respect to the Unredeemed Shares effective from and after the Mandatory Redemption Date until such time as all of the outstanding Series A Preferred Stock have been redeemed and paid for in full pursuant to this Section 6(b). If on the Mandatory Redemption Date fewer than (i) all of the outstanding shares of Series A Preferred Stock and (ii) all shares of other classes or series of Parity Stock required to be redeemed on such date may legally be redeemed, the Corporation shall redeem on the Mandatory Redemption Date such number of shares of Series A Preferred Stock and such number of shares of other classes or series of Parity Stock that may legally be redeemed on such date to the fullest extent permitted by law pro rata (as nearly as may be practicable without creating fractional shares), calculated based on the aggregate Redemption Price payable on the Series A Preferred Stock and the corresponding redemption proceeds payable on such shares of other classes or series of Parity Stock required to be redeemed on such date pursuant to the terms thereof, and the remainder of the shares of Series A Preferred Stock shall be deemed to be “Unredeemed Shares” and shall be redeemed as soon as practicable thereafter. Such Unredeemed Shares shall continue to accrue preferred cumulative dividends in accordance with the terms hereof up to but excluding the date on which the Corporation pays in full to the holders of such Unredeemed Shares in cash or immediately available funds the Redemption Price (re-calculated as of such date) plus all additional accrued preferred cumulative dividends due thereon as of such date.

(c)    Optional Redemption.  A holder (or holders) of a majority of the issued and outstanding shares of Series A Preferred Stock at such time (collectively, an “Initiating Holder”), at its option, shall have the right (the “Optional Redemption Right”), which right may be exercised by such Initiating Holder delivering to the Corporation an Optional Redemption Notice on or before the date on which the Optional Redemption Period expires, to require the Corporation to redeem all (but not less than all) of the outstanding shares of Series A Preferred Stock upon the occurrence of any of the following events after the Original Issue Date (each, an “Optional Redemption Event”):

(i)	a Change of Control;

(ii)	the redemption by the Corporation of any Junior Stock or Parity Stock except to the extent such redemption is permitted herein;

(iii)	any breach by the Corporation of Section 8(c) not timely waived by the holder (or holders) of a majority of the shares of Series A Preferred Stock in accordance with Section 6(e);

(iv)	in the event that (A) any Key Person becomes incapacitated, deceased or otherwise ceases to be employed by the Corporation for any reason (a “Key Person Event”), and (B) another individual approved by the holder (or holders) of a majority of the shares of Series A Preferred Stock issued and outstanding at that time, such approval not to be unreasonably withheld, conditioned or delayed, is not appointed by the Board of Directors to fill the vacant position resulting from such Key Person Event within a period of six (6) months after the occurrence of such event (the “Key Person Replacement Period”); provided, however, that if a Key Person Event occurs with respect to any one Key Person and, prior to the replacement of such individual in accordance with clause (B) above, a Key Person Event occurs with respect to the other remaining Key Person, then the Key Person Replacement Period with respect to both such individuals shall end no later than the four (4) month anniversary of the first date on which a Key Person Event occurred or existed with respect to both such individuals;

(v)	in the event that the Corporation or any Component Entity defaults on any Secured Property Debt and such default either (A) cannot be cured within 45 days after such default occurs (20 days if the default occurs on any Secured Property Debt relating to more than one Property), or (B) is not actually cured within 45 days after such default occurs (20 days if the default occurs on any Secured Property Debt relating to more than one Property); and

(vi)	in the event that at any time the Corporation fails to qualify as a Domestically Controlled REIT.

(d)       Optional Redemption Event Notice.  No later than ten (10) days following the occurrence of an Optional Redemption Event, the Corporation shall deliver to the holders of record of Series A Preferred Stock at

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their addresses as they appear on the Corporation’s stock transfer records a notice of occurrence of the Optional Redemption Event (the “Optional Redemption Event Notice”). Such notice shall state: (i) the events constituting the Optional Redemption Event; (ii) the date on which the Optional Redemption Event occurred; (iii) that, as a result of the Optional Redemption Event, the Initiating Holder may exercise the Optional Redemption Right; and (iv) the procedure set forth below which the Initiating Holder must follow in order to validly exercise the Optional Redemption Right. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the rights of the Initiating Holder to demand the redemption of Series A Preferred Stock in accordance with this Section 6.

(e)     Optional Redemption Procedure.

(i)	Exercise. The Optional Redemption Right may be exercised by the Initiating Holder no later than sixty (60) days after the delivery by the Corporation to such holder of an Optional Redemption Event Notice (subject to extension as provided in Section 6(e)(ii)(C), the “Optional Redemption Period”) by delivering to the Corporation a notice in writing (an “Optional Redemption Notice”) stating such holder’s election for the Corporation to redeem shares of Series A Preferred Stock, specifying the clause in Section 6(c) under which the redemption is being exercised. A breach by the Corporation of Section 8(c) will be deemed waived for purposes of Section 6(c)(iii) if the holder (or holders) of a majority of the shares of Series A Preferred Stock then outstanding explicitly waive in writing such breach prior to delivery of such Optional Redemption Notice. An Optional Redemption Notice may not be withdrawn without the written consent of the Corporation, which consent must be approved by a majority of the members of the Board of Directors (excluding for this purpose each director, if any, who is affiliated (as determined pursuant to the provisions of the Charter) with any holder of the Series A Preferred Stock).

(ii)	Coordination with Parity Stock.

(A)	Promptly, and in any event no later than five (5) days, following any delivery by the Initiating Holder to the Corporation of an Optional Redemption Notice, the Corporation shall deliver to the holders of record of each other class or series of Parity Stock of which any shares are then outstanding a notice of receipt of the Optional Redemption Notice, together with a copy of the Optional Redemption Notice.

(B)	Promptly, and in any event no later than five (5) days, following any exercise by the holder or holders of any other class or series of Parity Stock, pursuant to the terms thereof, of the optional redemption right set forth therein corresponding to the Optional Redemption Right set forth herein (such right a “Parity Optional Redemption Right” and such exercise a “Parity Optional Redemption Exercise”), the Corporation shall deliver to the holders of record of Series A Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records a notice of such Parity Optional Redemption Exercise, together with a copy of the exercise notice received by the Corporation relating thereto.

(C)	In the event of any Parity Optional Redemption Exercise occurring prior to the delivery of the Optional Redemption Notice by the Initiating Holder to the Corporation, the Optional Redemption Period shall be extended, to the extent necessary, so as to provide for a period of at least ten (10) days following delivery by the Corporation of the notice described in Section 6(e)(ii)(B). For avoidance of doubt, the foregoing provision shall in no event reduce the duration of the Optional Redemption Period.

(iii)

Optional Redemption Date.  If, following an Optional Redemption Event, an Initiating Holder exercises the Optional Redemption Right in accordance with this Section 6(e), the date of redemption of the Series A Preferred Stock (the “Optional Redemption Date”) shall be the date that is thirty (30) days after the delivery of the Optional Redemption Notice by the Initiating Holder to the Corporation; provided, however, that, in the event of any Parity Optional Redemption Exercise occurring prior to the delivery of the Optional Redemption Notice by the Initiating Holder to the Corporation, if the Initiating Holder shall have delivered the Optional

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Redemption Notice no later than ten (10) days following delivery by the Corporation of the notice described in Section 6(e)(ii)(B) in respect of the earliest such Parity Optional Redemption Exercise, then the Optional Redemption Date shall be accelerated (but not deferred) to be the same as the date of redemption of the Parity Stock to which such Parity Optional Redemption Exercise relates; provided further, that, subject to the foregoing proviso, the Corporation, by written notice to the Initiating Holder, may in its sole discretion elect to accelerate (but not to defer) the Optional Redemption Date to coincide with the redemption date relating to any Parity Optional Redemption Exercise.

(f)    Redemption Payment.  For each share of Series A Preferred Stock which is to be redeemed pursuant to this Section 6, the Corporation shall be obligated on the applicable Redemption Date therefor or, if such Redemption Date is not a Business Day, on the first Business Day thereafter, to pay to the holder thereof in full (upon surrender by such holder at the Corporation’s principal office of the certificate representing such share of Series A Preferred Stock, to the extent the shares of Series A Preferred Stock are certificated) an amount in cash or immediately available funds equal to the Redemption Price calculated as of such Redemption Date; provided, however, that in the event of a redemption pursuant to Section 6(c) where the Optional Redemption Date occurs prior to the second anniversary of the Original Issue Date (or, if the Mandatory Redemption Date has been extended pursuant to Section 6(b) hereof, then where the Optional Redemption Date occurs prior to such extended date), then notwithstanding such earlier occurrence, the Redemption Price shall be calculated as of the second anniversary of the Original Issue Date (or, as of such extended date pursuant to Section 6(b) hereof, as applicable), as if the Optional Redemption Date occurred on such second anniversary date (or, on such extended date pursuant to Section 6(b) hereof, as applicable). Upon payment in full of the Redemption Price in accordance with this Section 6(f), such shares of Series A Preferred Stock shall be deemed to be no longer issued and outstanding. Any shares of Series A Preferred Stock that are required to be redeemed pursuant to this Section 6 and in respect of which the Corporation fails to satisfy its obligation to pay the Redemption Price in full in accordance with this Section 6(f), shall remain issued and outstanding and be deemed to be Unredeemed Shares. Such Unredeemed Shares shall continue to accrue preferred cumulative dividends in accordance with the terms hereof up to and excluding the date on which the Corporation satisfies its obligation to pay in full the Redemption Price (re-calculated as of such date) plus all additional accrued preferred cumulative dividends due thereon as of such date. For any shares of Series A Preferred Stock which are to be redeemed pursuant to this Section 6 the holder of which fails to timely deliver in writing to the Corporation valid wire transfer instructions and such other information, if any, as may be reasonably necessary for the Corporation to pay the redemption proceeds thereon to such holder, then in the event that (A) on the applicable Redemption Date for such shares the Corporation has set apart in trust all of the funds necessary for the redemption of such shares for the benefit of such holder and (B) irrevocable instructions have been given by the Corporation to the trustee of such trust to pay in full all of the redemption proceeds in respect of such shares, then the Corporation shall be deemed to have satisfied its obligations to pay the Redemption Price of such shares in accordance with this Section 6(f).

(g)    Insufficient Redemption Proceeds.  In the event that, in connection with any redemption obligation pursuant to this Section 6, on any Redemption Date the Corporation is unable to satisfy in full (i) its obligations with respect to all shares of Series A Preferred Stock required to be redeemed pursuant to this Section 6 on such Redemption Date, and (ii) the corresponding redemption obligations with respect to all shares of other classes or series of Parity Stock required to be redeemed on such Redemption Date pursuant to the terms thereof, then, in each such case, on such Redemption Date the Corporation shall redeem only such number of shares of Series A Preferred Stock and such number of shares of other classes or series of Parity Stock that legally may be redeemed on such date, to the fullest extent permitted by law, pro rata (as nearly as practical without creating fractional shares), calculated based on all payments of the Redemption Price required to be made by the Corporation on the Series A Preferred Stock to be redeemed on such Redemption Date pursuant to this Section 6 and the corresponding redemption proceeds payable on all shares of other classes or series of Parity Stock required to be redeemed on such Redemption Date pursuant to the terms thereof. Thereafter, as soon as the Corporation is legally permitted to do so under applicable law, the Corporation shall redeem the Unredeemed Shares and the remaining unredeemed shares of such other classes or series of Parity Stock required to be redeemed, to the fullest extent permitted by law, pro rata (as nearly as practical without creating any fractional shares), calculated as set forth in the immediately preceding sentence, until the Corporation satisfies in

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full its redemption obligations with respect to all such Unredeemed Shares and such remaining shares of Parity Stock required to be redeemed.

(h)    Restrictions Applicable after a Failure to Redeem.  Without limitation to the rights of the holders of Series A Preferred Stock under Section 8(c), if and for so long as there are Unredeemed Shares outstanding, and during any period from the applicable Redemption Date of such Unredeemed Shares until the date on which the Corporation satisfies its obligations to pay in full the Redemption Price (re-calculated as of such date) plus all additional accrued preferred cumulative dividends thereon as of such date, the Corporation shall not take any of the following actions unless the corresponding restriction is waived by the holder (or holders) of a majority of the then outstanding Unredeemed Shares:

(i)	declare or pay distributions on Junior Stock (except to the extent necessary for the Corporation to maintain its qualification as a REIT under the Code) or on Parity Stock;

(ii)	redeem any outstanding Junior Stock;

(iii)	redeem any outstanding Parity Stock, except as set forth in the last sentence of Section 6(g);

(iv)	effect any Qualified Contribution Transaction; or

(v)	acquire any real property asset or assets except (A) in connection with a then existing buy-sell arrangement, so long as the buy-sell arrangement was triggered by a party other than the Corporation or (B) to satisfy then existing contractual obligations of the Corporation.

(i)    All shares of the Series A Preferred Stock redeemed pursuant to this Section 6 or otherwise repurchased or acquired by the Corporation shall be retired and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class, and, except as provided in the last sentence of Section 6(f), all rights of the holders of such shares hereunder shall be deemed to have automatically terminated and be without any further force and effect from and after the date of such redemption.

(j)    Subject to the restrictions set forth in Section 4(c) and Section 6(h), and subject to the Corporation’s compliance with the applicable provisions of this Section 6, the Corporation shall be permitted to redeem any outstanding Parity Stock pursuant to a Parity Optional Redemption Right.

Section 7.        Special Redemption by the Corporation.

(a)    The Corporation shall have the right (“Special Redemption Right”), at any time, upon written notice (the “Special Redemption Notice”) to the holders of record of shares of the Series A Preferred Stock (at their respective addresses as they appear on the share transfer records of the Corporation) not less than 30 days prior to a date (which date (i) may be contingent upon certain events as specified in Section 7(f) and (ii) shall be the same as the redemption date for each class or series of Parity Stock, if any, of which shares are then outstanding and are to be redeemed pursuant to any Parity Special Redemption Right) specified in such Special Redemption Notice (the “Special Redemption Date”), to redeem all (but not less than all) of the shares of the Series A Preferred Stock then outstanding for cash in an amount per share equal to the Redemption Price calculated as of the Special Redemption Date; provided, however, that in the event that the Special Redemption Date occurs prior to the second anniversary of the Original Issue Date (or, if the Mandatory Redemption Date has been extended pursuant to Section 6(b) hereof, then where the Special Redemption Date occurs prior to such extended date), then notwithstanding such earlier occurrence, the Redemption Price shall be calculated as of the second anniversary of the Original Issue Date (or, as of such extended date pursuant to Section 6(b) hereof, as applicable), as if the Special Redemption Date occurred on such second anniversary date (or, as of such extended date pursuant to Section 6(b) hereof, as applicable) (“Special Redemption Proceeds”); provided further, that, as a condition to the redemption of the shares of Series A Preferred Stock pursuant to this Section 7, on or before the Special Redemption Date, the Corporation shall cause, with respect to each class or series of Parity Stock of which any shares are then outstanding and are not to be redeemed on such date, full cumulative dividends on all such shares for all past Dividend Periods to have been declared and shall cause (A) such dividends to have been paid in full in cash or (B) a sum sufficient for the payment thereof in full in cash to have been set apart for such payment. The Special Redemption Proceeds shall be paid in full to the holders of Series A Preferred Stock in cash or in immediately available funds on the Special Redemption Date. No inadvertent failure to give the

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Special Redemption Notice or any defect thereto shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock.

(b)    In addition to any information required by law, the Special Redemption Notice shall state: (i) that the shares of Series A Preferred Stock are being redeemed pursuant to the Special Redemption Right; (ii) the amount of the Special Redemption Proceeds, including the calculation thereof; (iii) the place or places where the certificates representing shares of Series A Preferred Stock to be redeemed, to the extent the shares of Series A Preferred Stock are certificated, are to be surrendered (if so required in the Special Redemption Notice) for payment of the Special Redemption Proceeds; and (iv) that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accumulate on the Special Redemption Date.

(c)    Notwithstanding anything to the contrary contained herein, no shares of Series A Preferred Stock (and no shares of other classes or series of Parity Stock required to be redeemed on the Special Redemption Date pursuant to the terms thereof) shall be redeemed pursuant to the Special Redemption Right (and, in the case of shares of other classes or series of Parity Stock required to be redeemed on the Special Redemption Date, pursuant to the terms thereof) unless all of the Special Redemption Proceeds are paid in full with respect to all of the shares of Series A Preferred Stock to be redeemed on the Special Redemption Date (and the redemption proceeds due on all shares of such other classes or series of Parity Stock required to be redeemed on the Special Redemption Date pursuant to the terms thereof are paid in full), including full cumulative dividends payable on all such shares shall have been or contemporaneously are authorized, declared and paid in cash or declared and a sum sufficient for the payment thereof in cash set apart for payment for all past Dividend Periods and for the then current Dividend Period up to and excluding the Special Redemption Date.

(d)    If the Corporation shall so require and the notice shall so state, on or after the Special Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed shall present and surrender the certificates representing such holder’s shares of Series A Preferred Stock, to the extent such shares are certificated, to the Corporation at the place designated in the Special Redemption Notice and thereupon the Special Redemption Proceeds of such shares (including all accrued and unpaid dividends to, but not including, the Special Redemption Date) shall be paid to or on the order of the person whose name appears on such certificate representing shares of Series A Preferred Stock as the owner thereof and each surrendered certificate shall be cancelled.

(e)    For any shares of Series A Preferred Stock which are to be redeemed pursuant to this Section 7 the holder of which fails to timely deliver in writing to the Corporation valid wire transfer instructions and such other information, if any, as may be reasonably necessary for the Corporation to pay the redemption proceeds thereon to such holder, then in the event that (A) on the applicable Redemption Date for such shares the Corporation has set apart in trust all of the funds necessary for the redemption of such shares for the benefit of such holder and (B) irrevocable instructions have been given by the Corporation to the trustee of such trust to pay in full all of the redemption proceeds in respect of such shares, then the Corporation shall be deemed to have satisfied its obligations to pay the Redemption Price of such shares in accordance with this Section 7.

(f)    The Corporation shall be obligated to exercise the Special Redemption Right to the extent necessary to cause the redemption on or prior to the IPO of all (but not less than all) of the shares of the Series A Preferred Stock then outstanding. In connection with any contemplated IPO, the Corporation shall have the right to make the effectiveness of its Special Redemption Notice contingent upon the consummation of the IPO, in which event the Special Redemption Date shall be the date that the IPO is consummated, if at all. Neither the foregoing obligation of the Corporation to exercise the Special Redemption Right nor any exercise of the Special Redemption Right shall alter or affect the Corporation’s right to abandon any contemplated IPO, and any such conditional exercise shall be null and void upon such abandonment. If the IPO shall not have been consummated within ninety (90) days after delivery of the conditional Special Redemption Notice relating thereto, such conditional Special Redemption Notice shall thereupon be null and void; provided, however, that nothing herein shall relieve the Corporation from its obligation to again exercise the Special Redemption Right pursuant to the first sentence of this Section 7(f).

(g)    If, pursuant to the terms of any other class or series of Parity Stock, the Corporation exercises the special redemption right set forth therein corresponding to the Special Redemption Right set forth herein (such

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right a “Parity Special Redemption Right” and such exercise a “Parity Special Redemption Exercise”), and the Corporation shall not have exercised the Special Redemption Right herein, then substantially concurrently with such Parity Special Redemption Exercise, the Corporation shall deliver to the holders of record of Series A Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records a notice of such Parity Special Redemption Exercise. Such notice (a “Parity Special Redemption Notice”) shall: (i) state the fact of such Parity Special Redemption Exercise; (ii) include a copy of the exercise notice relating to such Parity Special Redemption Exercise; (iii) include substantially the same information that would be required to be included in a Special Redemption Notice hereunder; (iv) state that, as a result of such Parity Special Redemption Exercise, the Initiating Holder may demand that the Corporation exercise the Special Redemption Right herein; and (v) state the procedure set forth below which the Initiating Holder must follow in order to validly make such demand. No failure to give any Parity Special Redemption Notice or any defect thereto or in the mailing thereof shall affect the rights of the Initiating Holder to demand the redemption of Series A Preferred Stock in accordance with this Section 7(g). The Corporation shall be obligated to exercise the Special Redemption Right if the Initiating Holder, not later than fifteen (15) days following delivery by the Corporation of a Parity Special Redemption Notice, delivers written notice to the Corporation demanding such exercise. Upon delivery of such demand notice by the Initiating Holder, (I) the Corporation shall be deemed for all purposes to have exercised the Special Redemption Right concurrently with such Parity Special Redemption Exercise, notwithstanding any failure of the Corporation to deliver the Special Redemption Notice, and (II) the Corporation shall be deemed to have satisfied its obligation to deliver the Special Redemption Notice by its delivery of the Parity Special Redemption Notice. If the Initiating Holder elects not to demand such exercise by the Corporation, then, as a condition to the redemption of the shares of any class or series of Parity Stock pursuant to any such Parity Special Redemption Exercise, on or before the redemption date therefor, the Corporation shall cause full cumulative dividends on the Series A Preferred Stock for all past Dividend Periods to have been declared and shall cause (A) such dividends to have been paid in full in cash or (B) a sum sufficient for the payment thereof in full in cash to have been set apart for such payment.

(h)    All shares of the Series A Preferred Stock redeemed or repurchased pursuant to this Section 7 shall be retired and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class, and, except as provided in Section 7(e), all rights of the holders of such shares hereunder shall be deemed to have automatically terminated and be without any further force and effect from and after the date of such redemption.

(i)    Subject to the restrictions set forth in Section 4(c) and Section 6(h), and subject to the Corporation’s compliance with the applicable provisions of this Section 7, the Corporation shall be permitted to redeem any outstanding Parity Stock pursuant to a Parity Special Redemption Right.

Section 8.        Voting Rights.

(a)     Voting with Common Stock.

(i)	General. Except as provided by law or as set forth below in this Section 8, holders of Series A Preferred Stock shall vote together as a single class with the holders of Common Stock and any other class of Parity Stock with like voting rights. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting to the extent permitted by the Charter and by-laws of the Corporation), each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the quotient, rounded down to the nearest whole number of votes, obtained by dividing (i) the aggregate Liquidation Preference of the shares of Series A Preferred Stock held by such holder as of the record date for determining stockholders entitled to vote on such matter by (ii) the Book Value Per Share.

(ii)

OPTrust Voting Limit.  Notwithstanding the foregoing, for so long as any outstanding shares of Series A Preferred Stock are held by one or more of OPTrust and its Affiliates, the number of votes that each holder of Series A Preferred Stock shall be entitled to cast as determined pursuant to Section 8(a)(i) above shall be reduced pro rata (as nearly as may be practicable

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without resulting in fractional votes), to the extent necessary, so as to cause the OPTrust Voting Power not to exceed 29.9% of the aggregate number of votes that may be cast by all holders of Capital Stock entitled to vote for the election of the members of the Board of Directors. The “OPTrust Voting Power” as of any date of determination shall mean the aggregate number of votes attributable to all shares of Capital Stock and other securities that are held directly or indirectly by OPTrust or any of its Affiliates at such time and that are entitled to vote for the election of the members of the Board of Directors, including, without limitation, a pro rata portion of any such shares of Capital Stock and other securities that are beneficially owned by any other Person in which OPTrust or any of its Affiliates has any direct or indirect beneficial ownership interest, either in whole or in part (in which case, with respect to each such other Person, the number of votes attributable to OPTrust and its Affiliates shall be calculated by multiplying the number of votes attributable to such shares of Capital Stock and other securities that are beneficially owned by such other Person multiplied by the aggregate direct or indirect percentage ownership interest of OPTrust and its Affiliates in such other Person). For avoidance of doubt, for purposes of the determination of the OPTrust Voting Power, there shall be excluded from such determination any direct or indirect interest of any of OPTrust and its Affiliates in (i) shares of Common Stock issuable (but not then issued) upon redemption of any limited partnership interests in the Operating Partnership and (ii) shares of Common Stock issuable (but not then issued) upon exercise of any warrants issued pursuant to the Securities Purchase Agreement and attached to the shares of Series A Preferred Stock.

(b)    Voting as Separate Class.  On any matter in which the Series A Preferred Stock may vote as a separate class (as expressly provided herein or as otherwise required by applicable law), each outstanding share of Series A Preferred Stock shall be entitled to one vote.

(c)    Protective Provisions.  Notwithstanding anything herein to the contrary, so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not:

(i)	authorize, create or issue, or increase the number of authorized or issued shares of, any class or series of Senior Stock or Parity Stock, or reclassify any authorized shares of Capital Stock into Senior Stock or Parity Stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any Senior Stock or Parity Stock; provided, however, that the Corporation shall be entitled to issue pursuant to the Securities Purchase Agreement and the February Securities Purchase Agreement, up to an aggregate total of 5,000,000 shares of Series A Preferred Stock and 1,000,000 shares of Series B Preferred Stock; and provided, further, however, that, in connection with the Andros Transaction, the Corporation shall be entitled to authorize, create and issue to one or more of ELRH and its Affiliates up to such number of shares of Series C Preferred Stock (but, in any event, not in excess of 600,000 shares having a liquidation preference per share of $10.00, for an aggregate liquidation preference thereof not in excess of $6,000,000) as the Board of Directors shall determine to be necessary for consummation of the Andros Transaction, it being acknowledged that such issuance of shares of Series C Preferred Stock is subject to the rights of the ROFO Holders (as defined in the Securities Purchase Agreement) under the pre-emptive right provisions of Section 9.9 of the Securities Purchase Agreement and therefore that such shares may be issued to one or more of such ROFO Holders and their respective Affiliates pursuant thereto;

(ii)	amend, alter or repeal any provisions of the terms of the Series A Preferred Stock as set forth in ~~these Articles Supplementary~~this Exhibit A (the “Series A Preferred Terms”), whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, including without limitation authorizing or issuing more than 5,000,000 shares of Series A Preferred Stock in the aggregate;

(iii)

amend, alter or repeal the provisions of the Charter or the by-laws of the Corporation, whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, so as to adversely affect any right, preference, privilege or voting power

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of the Series A Preferred Stock (disregarding, solely for purposes of this clause, any limitation on the voting power of the Series A Preferred Stock set forth in Section 8(a)(ii));

(iv)	amend, alter or repeal any provisions of the terms of the Series B Preferred Stock, the Series C Preferred Stock or any other class or series of Parity Stock as set forth in ~~the articles supplementary~~Charter with respect thereto (including providing any rights or privileges to the Series B Preferred Stock, the Series C Preferred Stock or any Parity Stock that are not also afforded to the Series A Preferred Stock), whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, unless such change (or the equivalent thereof as applied to the Series A Preferred Stock): (x) is also made, on a concurrent basis, to the Series A Preferred Terms in accordance with the applicable provisions of ~~these Articles Supplementary~~this Exhibit A, or (y) if made to the Series A Preferred Terms, would adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock; provided that prior to effecting any such change in reliance on this Section 8(c)(iv)(y), the Corporation (A) no later than 10 Business Days before the effecting any such change, shall have provided a reasonable description of the particulars of the change together with a draft of the proposed amendment to the holders of all Series A Preferred Stock, and (B) if requested by the holders of all Series A Preferred Stock after receipt of such notice, the Corporation has effected a similar change to the Series A Preferred Terms, on a concurrent basis;

(v)	incur or permit any Component Entity to incur, or enter into any agreement, contract, commitment or other obligation to incur, any Indebtedness (including, without limitation, any Indebtedness to refinance then existing Indebtedness), whether with respect to any Property or otherwise (excluding for purposes of this Section 8(c)(v) any Indebtedness with respect to any Future Property and any Permitted Additional Unsecured Debt), except in accordance with each of the following conditions:

(A)	the aggregate Indebtedness of the Corporation and all Component Entities (excluding any Indebtedness with respect to any Future Property and any Permitted Additional Unsecured Debt) at no time shall exceed the amount of such aggregate Indebtedness (measured in dollars) as of the Original Issue Date as set forth in the applicable schedule attached to the Securities Purchase Agreement; and

(B)	the aggregate Indebtedness of the Corporation and all Component Entities with respect to any one Existing Property or any one Planned Contributed Property at no time shall exceed the greater of (x) the amount of such aggregate Indebtedness (measured in dollars) with respect to such Property as of the Original Issue Date and (y) 70% of the value of such Property, in each case, as set forth in the applicable schedule attached to the Securities Purchase Agreement;

(vi)	incur or permit any Component Entity to incur, or enter into any agreement, contract, commitment or other obligation to incur, Indebtedness (including, without limitation, any Indebtedness to refinance then existing Indebtedness) with respect to any Future Property (including without limitation any such Future Property acquired pursuant to a Qualified Contribution Transaction), except to the extent such Indebtedness does not exceed 60% (or such greater percentage, up to 70%, as the Board of Directors may approve) of the purchase price (including closing costs and expenses) of such Future Property;

(vii)	repay or prepay any principal on any Permitted Additional Unsecured Debt, or permit any Component Entity to do the same;

(viii)	declare or pay distributions on Junior Stock or Parity Stock in violation of Section 4(c) hereof;

(ix)	redeem or purchase any outstanding Junior Stock (except by conversion into or exchange for other shares of any class or series of Junior Stock which rank junior to the Series A Preferred

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Stock and Parity Stock as to dividends, upon liquidation, dissolution or winding up of the affairs of the Corporation and as to redemption);

(x)	redeem, purchase or otherwise acquire any outstanding Parity Stock, except in accordance with Section 6 or Section 7 hereof; and

(xi)	take any action indirectly, whether through the Operating Partnership, any other Component Entity or otherwise, which, if taken directly by the Corporation, would be prohibited by this Section 8(c).

Section 9.        Waiver.  Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein, including without limitation the provisions of Section 8(c), may be waived on behalf of all holders of Series A Preferred Stock by the affirmative vote or consent in writing of the holder (or holders) of a majority of the issued and outstanding shares of Series A Preferred Stock (voting as a single class).

Section 10.        Record Holders.  The Corporation may deem and treat the record holder of any Series A Preferred Stock as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

Section 11.        No Sinking Fund.  No sinking fund has been established for the retirement or redemption of Series A Preferred Stock.

Section 12.        Exclusion of Other Rights.  The Series A Preferred Stock shall not have any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption other than those expressly set forth in the Charter, including the Series A Preferred Terms.

Section 13.        Headings of Subdivisions.  The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

Section 14.        Severability of Provisions.  If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock set forth in the Charter, including the Series A Preferred Terms, are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock set forth in the Charter which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

Section 15.        No Preemptive Rights.  Nothing in ~~these Articles Supplementary~~this Exhibit A shall entitle the holders of Series A Preferred Stock to any preemptive rights to subscribe for or acquire any unissued shares of stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of stock of the Corporation.

~~SECOND: The Series A Preferred Stock has been classified and designated by the Board of Directors under the authority contained in the Charter.~~

~~THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.~~

~~FOURTH: The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.~~

~~[SIGNATURE PAGE FOLLOWS]~~

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~~IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this             day of             , 2012.~~

~~APARTMENT TRUST OF AMERICA, INC.~~

~~by~~

~~Name: Stanley J. Olander, Jr.~~

~~Title: Chief Executive Officer~~

~~ATTEST:~~	~~by~~

~~Name: Gustav G. Remppies~~

~~Title: Secretary~~

EXHIBIT B

SERIES B PREFERRED STOCK

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~~APARTMENT TRUST OF AMERICA, INC.~~

~~FORM OF ARTICLES SUPPLEMENTARY~~

~~9.75% SERIES B CUMULATIVE NON-CONVERTIBLE PREFERRED STOCK~~

~~Apartment Trust of America, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:~~

~~FIRST:~~ Under a power contained in Article V of the charter of the Corporation (the “Charter”), the Board of Directors of the Corporation (the “Board of Directors”) by duly adopted resolutions classified and designated 1,000,000 shares of authorized but unissued preferred stock, par value $0.01 per share (the “Preferred Stock”), as shares of 9.75% Series B Cumulative Non-Convertible Preferred Stock, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth below:

9.75% Series B Cumulative Non-Convertible Preferred Stock

Section 1.        Certain Definitions.  Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

“Affiliate” shall mean, in respect of any Person, any other Person that is directly or indirectly controlling, controlled by, or under common control with such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means having, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or by contract or otherwise.

“Andros Transaction” shall mean the transactions contemplated by Section 1.5(b) of the Master Contribution Agreement (relating to the Andros Cash Payment Obligation (as defined therein)).

“Book Value Per Share” means $4.30.

“Business Day” shall mean each day, other than a Saturday or a Sunday, which is not a day on which banking institutions in New York are authorized or required by law, regulation or executive order to close.

“Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Equity, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

“Change of Control” shall mean the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the Original Issue Date by any Person or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act), other than pursuant to a Qualified Contribution Transaction, of more than 50% of the voting rights or equity interests in the Corporation; (ii) a replacement of more than 50% of the members of the Board of Directors that is not approved by those individuals who are members of the Board of Directors on the Original Issue Date (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Corporation or a sale of 50% or more of the assets of the Corporation in one or a series of related transactions, unless (a) following such transaction or series of transactions, the holders of the Corporation’s securities prior to the first such transaction continue to hold at least 50% of the voting rights and equity interests in the surviving entity or acquirer of such assets, as applicable, or (b) the merger or consolidation is pursuant to a Qualified Contribution Transaction; (iv) a recapitalization, reorganization or other transaction involving the Corporation (excluding any bona fide underwritten public offering of Capital Stock) that constitutes or could result in a transfer of more than 50% of the voting rights in the Corporation, other than pursuant to a Qualified Contribution Transaction; or (v) the execution by the Corporation or its controlling stockholders of an agreement providing for or that will result in any of the foregoing events.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Common Equity” shall mean all shares now or hereafter authorized of any class of common stock of the Corporation, including the Common Stock, and any other stock of the Corporation, howsoever designated, authorized after the Original Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

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“Common Stock” shall mean the common stock, $0.01 par value per share, of the Corporation.

“Component Entity” means any Person controlled by the Corporation and in which the Corporation holds any direct or indirect Equity Interest.

“Corporation” shall have the meaning set forth in Article I of the ~~preamble~~Charter. For avoidance of doubt, references herein to the Corporation shall exclude any Component Entity except as expressly provided otherwise.

“DeBartolo” shall mean DK Landmark, LLC, a Florida limited liability company.

“DeBartolo Put Right” shall mean the Contribution Put Right (as defined in the Put and ROFR Agreement dated as of the Original Issue Date among DeBartolo, Elco NA and Joseph G. Lubeck).

“Dividend Deferral Period” shall mean the period commencing on the Original Issue Date and continuing through and including the date that is three months thereafter, subject to extension as provided below and subject to termination prior to the expiration of such initial or extended period at the option of the Corporation. The Corporation shall be entitled to extend the Dividend Deferral Period beyond such initial three-month period on one occasion only for an additional three-month period, upon notice given not earlier than ten (10) days prior to nor later than ten (10) days after the expiration of such initial period to the holder (or holders) of the shares of Series B Preferred Stock then outstanding, provided that, as of the expiration of such initial period, (i) the Corporation shall have complied at all times with its obligations under Section 5.4 (Lender Consents) of the Securities Purchase Agreement, (ii) the Adjusted Full Contribution Date (as defined in the Securities Purchase Agreement with respect to DeBartolo) shall not have occurred and (iii) the corresponding deferral period with respect to each other class or series of Parity Stock of which any shares are then outstanding is concurrently extended by the Corporation pursuant to the corresponding terms thereof.

“Dividend Record Date” shall mean, with respect to any Dividend Payment Date, the last day of the calendar month preceding the calendar month in which such Dividend Payment Date falls.

“Dividend Payment Date” shall mean the 15th day of each calendar month commencing with the first such date following the end of the calendar month that includes the last day of the Dividend Deferral Period.

“Dividend Period” shall mean each calendar month (other than the initial Dividend Period, which shall commence on the Original Issue Date and end on and include August 31, 2012, and other than the Dividend Period during which any shares of Series B Preferred Stock shall be redeemed pursuant to Section 6 or Section 7, which shall end on and include the date on which the shares of Series B Preferred Stock are redeemed).

“Domestically Controlled REIT” shall mean a REIT that is a “domestically controlled qualified investment entity” meeting the ownership requirements of Code section 897(h)(4)(B).

“Elco NA” shall mean Elco North America, Inc., a Delaware corporation.

“ELRH” shall mean Elco Landmark Residential Holdings LLC, a Delaware limited liability company.

“Equity Interest” means (i) in the case of a corporation, shares of stock, (ii) in the case of a general or limited partnership, partnership interests, (iii) in the case of a limited liability company, limited liability company interests, (iv) in the case of a trust, beneficial interests therein and (v) in the case of any other Person that is not an individual, the comparable interests therein.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Property” shall mean any Property owned by the Corporation or any Component Entity as of the Original Issue Date.

“Extension Dividend” shall have the meaning set forth in Section 6(b).

“February Securities Purchase Agreement” shall mean the Securities Purchase Agreement, dated as of February 27, 2013, by and between the Corporation and OPTrust.

“Future Property” shall mean any Property (other than a Planned Contributed Property) acquired by, or contributed to, the Corporation or any Component Entity after the Original Issue Date.

“GAAP” shall mean generally accepted accounting principles in the United States.

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“Guaranty” shall mean any guaranty of the payment or performance of any Indebtedness or other obligation and any other arrangement whereby credit is extended to one obligor on the basis of any promise of another Person, whether that promise is expressed in terms of an obligation to pay the Indebtedness of such obligor, or to purchase an obligation owed by such obligor, or to purchase goods and services from such obligor pursuant to a take or pay contract, or to maintain the capital, working capital, solvency, or general financial condition of such obligor, whether or not any such arrangement is reflected on the balance sheet of such other Person or referred to in a note thereto.

“Indebtedness” means, for any Person at the time of any determination, without duplication, all obligations, contingent or otherwise, of such Person that, in accordance with GAAP, should be classified upon the balance sheet of such Person as indebtedness, but in any event including: (i) all obligations for borrowed money, (ii) all obligations arising from installment purchases of property or representing the deferred purchase price of property or services in respect of which such Peron is liable, contingently or otherwise, as obligor or otherwise (other than trade payables, and other current liabilities payable in less than one year, in each case incurred in the ordinary course of business on terms customary in the trade), (iii) all obligations evidenced by notes, bonds, debentures, acceptances, or instruments, or arising out of letters of credit or bankers’ acceptances issued for such Person’s account, (iv) all obligations, whether or not assumed, secured by any Lien or payable out of the proceeds or rent from any property or assets now or hereafter owned or acquired by such Person, (v) all obligations for which such Person is obligated pursuant to a Guaranty, (vi) obligations under leases required to be capitalized in accordance with GAAP, (vii) all obligations for which such Person is obligated pursuant to any interest rate swap, interest rate cap, interest rate collar, or other interest rate hedging agreement or arrangement or other derivative agreements or arrangements, and (viii) all obligations of such Person upon which interest charges are customarily paid or accrued.

“Initiating Holder” shall have the meaning set forth in Section 6(c).

“IPO” shall mean the consummation of the initial closing (without regard for any closing of any associated “green shoe”) of the first underwritten public offering of shares of Common Stock registered under the United States Securities Act of 1933, as amended, that occurs after the Original Issue Date and, in conjunction with which, such shares of Common Stock are listed for trading on the NYSE.

“Junior Stock” shall mean, as the case may be, (i) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any dividends in any period unless all dividends required to have been paid or declared and set apart for payment on the Series B Preferred Stock (and any Parity Stock) shall have been so paid or declared and set apart for payment, (ii) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Corporation until the Series B Preferred Stock (and any Parity Stock) shall have received the entire amount to which such Series B Preferred Stock (and any Parity Stock) is entitled upon such liquidation, dissolution or winding up or (iii) the Common Equity and any other class or series of stock of the Corporation ranking junior to the Series B Preferred Stock (and any Parity Stock) in respect of the right to redemption.

“Key Person” means each of (i) Joseph G. Lubeck and Stanley J. Olander, and (ii) any person appointed by the Corporation to replace either of them (or appointed to replace any person described in this clause (ii)) following a Key Person Event.

“Key Person Event” shall have the meaning set forth in Section 6(c).

“Key Person Replacement Period” shall have the meaning set forth in Section 6(c).

“Lien” means any security interest, lien, pledge, charge, encumbrance, mortgage, indenture, security agreement or other similar agreement, arrangement, contract, commitment or obligation, relating in any way to credit or the borrowing of money.

“Liquidation Preference” shall mean $10.00 per share of Series B Preferred Stock.

“Mandatory Redemption Date” shall have the meaning set forth in Section 6(b).

“Master Contribution Agreement” shall mean the Master Contribution and Recapitalization Agreement, dated as of the Original Issue Date, by and among the Corporation, the Operating Partnership, ELRH and the other parties thereto, without giving effect to any amendment, modification or waiver thereof.

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“Master Contribution Transactions” means the transactions contemplated by the Master Contribution Agreement and the Securities Purchase Agreement.

“NYSE” shall mean the New York Stock Exchange.

“Operating Partnership” shall mean Apartment Trust of America Holdings, L.P.

“Optional Redemption Date” shall have the meaning set forth in Section 6(e).

“Optional Redemption Event” shall have the meaning set forth in Section 6(c).

“Optional Redemption Event Notice” shall have the meaning set forth in Section 6(e).

“Optional Redemption Notice” shall have the meaning set forth in Section 6(e).

“Optional Redemption Period” shall have the meaning set forth in Section 6(e).

“Optional Redemption Right” shall have the meaning set forth in Section 6(c).

“OPTrust” shall mean 2335887 Limited Partnership, an Ontario limited partnership.

“Original Issue Date” shall mean the date on which shares of Series B Preferred Stock are first issued by the Corporation.

“Parity Optional Redemption Exercise” shall have the meaning set forth in Section 6(e).

“Parity Optional Redemption Right” shall have the meaning set forth in Section 6(e).

“Parity Special Redemption Exercise” shall have the meaning set forth in Section 7(g).

“Parity Special Redemption Notice” shall have the meaning set forth in Section 7(g).

“Parity Special Redemption Right” shall have the meaning set forth in Section 7(g).

“Parity Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation which is entitled to receive payment of dividends on a parity with the Series B Preferred Stock, (ii) any class or series of stock of the Corporation which is entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Series B Preferred Stock or (iii) any class or series of stock of the Corporation which is entitled to receive payment upon redemption thereof on a parity with the Series B Preferred Stock. The term “Parity Stock” shall include the Series A Preferred Stock and the Series C Preferred Stock.

“Permitted Additional Unsecured Debt” shall mean any unsecured Indebtedness of the Corporation or any Component Entity, in aggregate amount not to exceed $500,000, first incurred after the Original Issue Date in connection with the Master Contribution Transactions (including, without limitation, any Indebtedness to refinance then existing Indebtedness) that provides for no mandatory payments of principal to be made prior to the redemption of all outstanding shares of Series B Preferred Stock.

“Person” means any individual, partnership, limited partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, or other entity.

“Planned Contributed Property” shall mean any Property acquired by, or contributed to, the Corporation or any Component Entity after the Original Issue Date in connection with the Master Contribution Transactions, which Property is identified as of the Original Issue Date on the applicable schedule attached to the Securities Purchase Agreement.

“Preferred Distribution Rate” shall mean 9.75% per annum; provided, however, that in the event that the Corporation shall fail to redeem any shares of Series B Preferred Stock on the Mandatory Redemption Date, then from and after such date the “Preferred Distribution Rate” shall be 12.75% per annum.

“Property” shall mean, at any time, any multi-family residential property acquired, owned or leased by the Corporation or any Component Entity at such time, and all of such properties are collectively referred to herein as the “Properties”.

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“Qualified Contribution Transaction” means any one or more of the following:

(i)        the Master Contribution Transactions; or

(ii)        any other contribution, sale, lease or other transfer by any one or more of ELRH and its Affiliates to the Corporation or any Component Entity, directly or indirectly, in a single transaction or in a series of related transactions, whether by property disposition, equity interest disposition, merger, consolidation or otherwise, of one or more of the following: (x) Future Property, or (y) cash, provided that, in the case of this clause (y), the aggregate consideration paid or issued by the Corporation and the Component Entities in respect of such cash does not exceed 15% of the total consideration paid or issued in respect of all cash and Future Property contributed, sold, leased or otherwise transferred pursuant to such Qualified Contribution Transaction; provided, however, that, notwithstanding the foregoing, no transaction shall constitute a Qualified Contribution Transaction under this clause (ii): (A) prior to the Adjusted Full Contribution Date (as defined in the Securities Purchase Agreement with respect to DeBartolo); (B) if such transaction is not approved by a majority of the disinterested members of the Board of Directors prior to the consummation of such transaction; (C) if consummation of any such transaction or series of related transactions would contravene any of the provisions of Section 8(c); or (D) if such transaction causes the Corporation (or the surviving entity in the case of a merger or consolidation to which the Corporation is a constituent party and is not the surviving entity) to cease to be a REIT with a class of equity securities registered under Section 12 of the Exchange Act.

“Redemption Date” shall mean a Mandatory Redemption Date, Optional Redemption Date or Special Redemption Date, as applicable.

“Redemption Price” shall have the meaning set forth in Section 5(a).

“Regulations” means the Treasury Regulations promulgated under the Code as such regulations may be amended from time to time (including the corresponding provisions of succeeding regulations).

“REIT” means any real estate investment trust complying with the requirements of Sections 856 through 860 of the Code and the Regulations related thereto.

“Secured Property Debt” shall mean Indebtedness secured by a Lien on any Property.

“Securities Purchase Agreement” shall mean the Securities Purchase Agreement, dated as of the Original Issue Date, by and among the Corporation, OPTrust, DeBartolo and ELRH, as the same may be amended and in effect from time to time.

“Senior Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation ranking senior to the Series B Preferred Stock (and any Parity Stock) in respect of the right to receive dividends, (ii) any class or series of stock of the Corporation ranking senior to the Series B Preferred Stock (and any Parity Stock) in respect of the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Corporation or (iii) any class or series of stock of the Corporation ranking senior to the Series B Preferred Stock (and any Parity Stock) in respect of the right to redemption.

“Series A Preferred Stock” shall mean the 9.75% Series A Cumulative Non-Convertible Preferred Stock, $0.01 par value per share, of the Corporation.

“Series B Preferred Stock” shall mean the 9.75% Series B Cumulative Non-Convertible Preferred Stock, $0.01 par value per share, of the Corporation.

“Series B Preferred Terms” shall have the meaning set forth in Section 8(c)(ii).

“Series C Preferred Stock” shall mean, as, if and when resolved by the Board of Directors after the Original Issue Date in connection with the Andros Transaction, a series of then authorized but unissued Preferred Stock to be classified and designated as shares of 9.75% Series C Cumulative Non-Convertible Preferred Stock, $0.01 par value per share, of the Corporation, with preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption substantially similar to, and in any event not more favorable to the holder or holders thereof, than those of the Series B Preferred Stock.

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“Special Redemption Date” shall have the meaning set forth in Section 7(a).

“Special Redemption Notice” shall have the meaning set forth in Section 7(a).

“Special Redemption Proceeds” shall have the meaning set forth in Section 7(a).

“Special Redemption Right” shall have the meaning set forth in Section 7(a).

“Unredeemed Shares” shall mean any shares of Series B Preferred Stock which the Corporation is obligated to redeem on any particular Redemption Date and in respect of which the Corporation has failed to deliver the Redemption Price in full on such Redemption Date.

Section 2.        Designation and Number.  A series of Preferred Stock, designated the “9.75% Series B Cumulative Non-Convertible Preferred Stock” is hereby established. The number of authorized shares of Series B Preferred Stock shall be 1,000,000.

Section 3.        Rank.  The Series B Preferred Stock will, with respect to dividend rights, redemption rights and rights upon voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, rank: (i) senior to all classes or series of Junior Stock; and (ii) on parity with the Series A Preferred Stock, the Series C Preferred Stock and any other class or series of Parity Stock. The Series B Preferred Stock shall not rank junior to any Capital Stock, and there shall be no class or series of Senior Stock.

Section 4.        Dividends.

~~(~~(a)    The record holders of Series B Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment of dividends, cumulative cash dividends calculated at the Preferred Distribution Rate on the Liquidation Preference. Dividends on each outstanding share of Series B Preferred Stock shall accrue and be cumulative from and including the issuance date of such share and shall be payable monthly in arrears on each Dividend Payment Date; provided, however, that if any Dividend Payment Date is not a Business Day, then any accrued dividend which would otherwise have been payable on such Dividend Payment Date shall be paid on the next succeeding Business Day. The amount of any dividend payable on the Series B Preferred Stock for any partial Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the stockholder records of the Corporation at the close of business on the applicable Dividend Record Date. Dividends accrued in respect of any Dividend Period that are not paid on the first Dividend Payment Date following the end of such Dividend Period shall be deemed to be in arrears, and such dividends in arrears shall accrue additional cumulative cash dividends at the Preferred Distribution Rate from such Dividend Payment Date until the date on which such dividends in arrears are authorized by the Board of Directors and are declared and paid in full by the Corporation. Dividends in respect of any past Dividend Period that are in arrears may be declared and paid at any time to holders of record on a subsequent Dividend Record Date.

(b)    Notwithstanding anything contained herein to the contrary, dividends on the Series B Preferred Stock (including any additional cumulative dividends accrued on dividends in arrears) shall accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, and whether or not such dividends are authorized or declared.

(c)    Subject to Section 6(h) and Section 8(c), and except as provided in Section 4(d) below, and except to the extent necessary for the Corporation to maintain its qualification as a REIT under the Code, (x) no dividends shall be declared or paid or set apart for payment and no other distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any shares of any class or series of Junior Stock or Parity Stock for any period (other than (i) a dividend paid in shares of any class or series of Junior Stock or (ii) during the Dividend Deferral Period, a dividend (other than an extraordinary dividend) on or with respect to the Common Equity), (y) no shares of any class or series of Junior Stock or Parity Stock shall be redeemed, purchased or otherwise acquired for any consideration by the Corporation, and (z) the Corporation shall not pay or make available any monies for a sinking fund for the redemption of shares of any class or series of Junior Stock (except by conversion into or exchange for other shares of any class or series of Junior Stock which rank junior to the Series B Preferred Stock as to dividends and upon

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liquidation, dissolution or winding up of the affairs of the Corporation), in each case, unless full cumulative dividends on the Series B Preferred Stock for all past Dividend Periods shall have been or contemporaneously are declared and (i) paid in cash or (ii) a sum sufficient for the payment thereof in cash is set apart for such payment.

(d)    When dividends are not declared and paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series B Preferred Stock and the shares of any other class or series of Parity Stock, all dividends declared upon the Series B Preferred Stock and each such other class or series of Parity Stock shall be declared pro rata so that the amount of dividends declared per share of Series B Preferred Stock and such other class or series of Parity Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series B Preferred Stock and such other class or series of Parity Stock (which shall not include any accrual in respect of unpaid dividends on such other class or series of Parity Stock for prior Dividend Periods if such other class or series of Parity Stock does not have a cumulative dividend) bear to each other.

(e)    Holders of shares of Series B Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or shares of stock, in excess of full cumulative dividends on the Series B Preferred Stock (including any cumulative dividends accrued on dividends in arrears) as provided herein. Any dividend payment made on the Series B Preferred Stock shall first be credited against the earliest accrued but unpaid dividends due with respect to such shares which remain payable. Accrued but unpaid dividends on the Series B Preferred Stock will accumulate as of the Dividend Payment Date on which they first become payable.

Section 5.        Liquidation Preference.

(a)    Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, before any distribution or payment shall be made to holders of any Junior Stock, the holders of shares of Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, liquidating distributions in cash in an amount of the Liquidation Preference, plus an amount equal to all accrued and unpaid dividends (whether or not earned or declared) (including any additional cumulative dividends accrued on dividends in arrears) up to, but not including, the date of payment, plus an amount equal to one percent (1%) of the Liquidation Preference (collectively, the “Redemption Price”).

(b)    In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series B Preferred Stock and the corresponding amounts payable on all shares of other classes or series of Parity Stock, then the holders of the Series B Preferred Stock and each such other class or series of Parity Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

(c)    Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of shares of Series B Preferred Stock at the respective addresses of such holder as the same shall appear on the share transfer records of the Corporation.

(d)    After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series B Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation or merger of the Corporation with or into any other corporation, trust or entity, or the voluntary sale, lease, transfer or conveyance of all or substantially all of the assets or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution or winding-up of the affairs of the Corporation.

(e)    In determining whether a distribution (other than upon voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation), by dividend, redemption or other acquisition of

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shares of stock of the Corporation or otherwise, is permitted under the Maryland General Corporation Law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of Series B Preferred Stock shall not be added to the Corporation’s total liabilities.

Section 6.        Redemption.

(a)    General. Shares of Series B Preferred Stock shall not be redeemable except as set forth in this Section 6 or in Section 7.

(b)    Mandatory Redemption. All of the issued and outstanding shares of Series B Preferred Stock shall be redeemed by the Corporation for cash on the second anniversary of the Original Issue Date; provided, however, that, subject to the provisions of this Section 6(b), upon providing not less than 30 days’ prior written notice to the holders of the Series B Preferred Stock, the Corporation may extend the date on which all (but not less than all) of the then issued and outstanding shares of Series B Preferred Stock shall be redeemed by 18 months (but not less than 18 months); provided further, that: (i) as a condition to any such extension taking effect, on or before the date scheduled for redemption (without giving effect to such extension), the Corporation shall cause full cumulative dividends on the Series B Preferred Stock for all past Dividend Periods to have been declared and shall cause (A) such dividends to have been paid in full in cash or (B) a sum sufficient for the payment thereof in full in cash to have been set apart for such payment; (ii) the Corporation shall only be entitled to exercise the foregoing right to extend the date of redemption of the Series B Preferred Stock by 18 months in accordance with this Section 6(b) twice in total (such that in no event shall the date of redemption be later than the fifth anniversary of the Original Issue Date); (iii) the Corporation shall not be entitled to exercise the foregoing right to extend the date of redemption of the Series B Preferred Stock unless the date of redemption of each other class or series of Parity Stock of which any shares are then outstanding is concurrently extended by the Corporation pursuant to the corresponding terms thereof; (iv) the Corporation shall not be entitled to exercise the foregoing right to extend the date of redemption of the Series B Preferred Stock if the DeBartolo Put Right shall have become exercisable at any time (whether or not actually exercised or expired); and (v) as a condition to any such extension taking effect, on or before the date scheduled for redemption (without giving effect to such extension) the Corporation shall pay to the holders of all the then issued and outstanding shares of Series B Preferred Stock an amount equal to one percent (1%) of the Liquidation Preference (the “Extension Dividend”) in cash or immediately available funds. In the event that any of the foregoing requirements set forth in this Section 6(b) are not satisfied, the Corporation shall not be entitled to exercise the foregoing right to extend the date of redemption of the Series B Preferred Stock, and the Corporation shall redeem all of the Series B Preferred Stock on the date on which the Series B Preferred Stock is otherwise required to be redeemed pursuant to this Section 6(b) (without giving effect to any further extension). The date on which the shares of Series B Preferred Stock are required to be redeemed by the Corporation pursuant to this Section 6(b) is referred to herein as the “Mandatory Redemption Date”. On the Mandatory Redemption Date the Corporation shall redeem all of the issued and outstanding Series B Preferred Stock for cash in an amount per share equal to the Redemption Price calculated as of the Mandatory Redemption Date, and such redemption payment shall be made to the holder on the Mandatory Redemption Date in cash or in immediately available funds. For avoidance of doubt, failure to redeem all of the outstanding Series B Preferred Stock on the Mandatory Redemption Date shall result in an increase of the Preferred Distribution Rate from 9.75% per annum to 12.75% per annum payable in respect of the Unredeemed Shares, and such increased distribution rate shall take effect with respect to the Unredeemed Shares effective from and after the Mandatory Redemption Date until such time as all of the outstanding Series B Preferred Stock have been redeemed and paid for in full pursuant to this Section 6(b). If on the Mandatory Redemption Date fewer than (i) all of the outstanding shares of Series B Preferred Stock and (ii) all shares of other classes or series of Parity Stock required to be redeemed on such date may legally be redeemed, the Corporation shall redeem on the Mandatory Redemption Date such number of shares of Series B Preferred Stock and such number of shares of other classes or series of Parity Stock that may legally be redeemed on such date to the fullest extent permitted by law pro rata (as nearly as may be practicable without creating fractional shares), calculated based on the aggregate Redemption Price payable on the Series B Preferred Stock and the

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corresponding redemption proceeds payable on such shares of other classes or series of Parity Stock required to be redeemed on such date pursuant to the terms thereof, and the remainder of the shares of Series B Preferred Stock shall be deemed to be “Unredeemed Shares” and shall be redeemed as soon as practicable thereafter. Such Unredeemed Shares shall continue to accrue preferred cumulative dividends in accordance with the terms hereof up to but excluding the date on which the Corporation pays in full to the holders of such Unredeemed Shares in cash or immediately available funds the Redemption Price (re-calculated as of such date) plus all additional accrued preferred cumulative dividends due thereon as of such date.

(c)    Optional Redemption. A holder (or holders) of a majority of the issued and outstanding shares of Series B Preferred Stock at such time (collectively, an “Initiating Holder”), at its option, shall have the right (the “Optional Redemption Right”), which right may be exercised by such Initiating Holder delivering to the Corporation an Optional Redemption Notice on or before the date on which the Optional Redemption Period expires, to require the Corporation to redeem all (but not less than all) of the outstanding shares of Series B Preferred Stock upon the occurrence of any of the following events after the Original Issue Date (each, an “Optional Redemption Event”):

(i)	a Change of Control;

(ii)	the redemption by the Corporation of any Junior Stock or Parity Stock except to the extent such redemption is permitted herein;

(iii)	any breach by the Corporation of Section 8(c) not timely waived by the holder (or holders) of a majority of the shares of Series B Preferred Stock in accordance with Section 6(e);

(iv)	in the event that (A) any Key Person becomes incapacitated, deceased or otherwise ceases to be employed by the Corporation for any reason (a “Key Person Event”), and (B) another individual approved by the holder (or holders) of a majority of the shares of Series B Preferred Stock issued and outstanding at that time, such approval not to be unreasonably withheld, conditioned or delayed, is not appointed by the Board of Directors to fill the vacant position resulting from such Key Person Event within a period of six (6) months after the occurrence of such event (the “Key Person Replacement Period”); provided, however, that if a Key Person Event occurs with respect to any one Key Person and, prior to the replacement of such individual in accordance with clause (B) above, a Key Person Event occurs with respect to the other remaining Key Person, then the Key Person Replacement Period with respect to both such individuals shall end no later than the four (4) month anniversary of the first date on which a Key Person Event occurred or existed with respect to both such individuals;

(v)	in the event that the Corporation or any Component Entity defaults on any Secured Property Debt and such default either (A) cannot be cured within 45 days after such default occurs (20 days if the default occurs on any Secured Property Debt relating to more than one Property), or (B) is not actually cured within 45 days after such default occurs (20 days if the default occurs on any Secured Property Debt relating to more than one Property); and

(vi)	subject to the additional conditions set forth in Section 6(e), in the event that at any time the Corporation fails to qualify as a Domestically Controlled REIT.

(d)    Optional Redemption Event Notice. No later than ten (10) days following the occurrence of an Optional Redemption Event, the Corporation shall deliver to the holders of record of Series B Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records a notice of occurrence of the Optional Redemption Event (the “Optional Redemption Event Notice”). Such notice shall state: (i) the events constituting the Optional Redemption Event; (ii) the date on which the Optional Redemption Event occurred; (iii) that, as a result of the Optional Redemption Event, the Initiating Holder may exercise the Optional Redemption Right; and (iv) the procedure set forth below which the Initiating Holder must follow in order to validly exercise the Optional Redemption Right. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the rights of the Initiating Holder to demand the redemption of Series B Preferred Stock in accordance with this Section 6.

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(e)    Optional Redemption Procedure.

(i)	Exercise. The Optional Redemption Right may be exercised by the Initiating Holder no later than sixty (60) days after the delivery by the Corporation to such holder of an Optional Redemption Event Notice (subject to extension as provided in Section 6(e)(ii)(C), the “Optional Redemption Period”) by delivering to the Corporation a notice in writing (an “Optional Redemption Notice”) stating such holder’s election for the Corporation to redeem shares of Series B Preferred Stock, specifying the clause in Section 6(c) under which the redemption is being exercised. A breach by the Corporation of Section 8(c) will be deemed waived for purposes of Section 6(c)(iii) if the holder (or holders) of a majority of the shares of Series B Preferred Stock then outstanding explicitly waive in writing such breach prior to delivery of such Optional Redemption Notice. An Optional Redemption Notice may not be withdrawn without the written consent of the Corporation, which consent must be approved by a majority of the members of the Board of Directors (excluding for this purpose each director, if any, who is affiliated (as determined pursuant to the provisions of the Charter) with any holder of the Series B Preferred Stock). Notwithstanding the foregoing, an Optional Redemption Notice delivered in respect of an Optional Redemption Event described in Section 6(c)(vi) (relating to the Corporation failing at any time to qualify as a Domestically Controlled REIT) shall not be valid or effective unless and until there is or has been a Parity Optional Redemption Exercise in respect of such Optional Redemption Event on the part of the holder or holders of the Series A Preferred Stock.

(ii)	Coordination with Parity Stock.

(A)	Promptly, and in any event no later than five (5) days, following any delivery by the Initiating Holder to the Corporation of an Optional Redemption Notice, the Corporation shall deliver to the holders of record of each other class or series of Parity Stock of which any shares are then outstanding a notice of receipt of the Optional Redemption Notice, together with a copy of the Optional Redemption Notice.

(B)	Promptly, and in any event no later than five (5) days, following any exercise by the holder or holders of any other class or series of Parity Stock, pursuant to the terms thereof, of the optional redemption right set forth therein corresponding to the Optional Redemption Right set forth herein (such right a “Parity Optional Redemption Right” and such exercise a “Parity Optional Redemption Exercise”), the Corporation shall deliver to the holders of record of Series B Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records a notice of such Parity Optional Redemption Exercise, together with a copy of the exercise notice received by the Corporation relating thereto.

(C)	In the event of any Parity Optional Redemption Exercise occurring prior to the delivery of the Optional Redemption Notice by the Initiating Holder to the Corporation, the Optional Redemption Period shall be extended, to the extent necessary, so as to provide for a period of at least ten (10) days following delivery by the Corporation of the notice described in Section 6(e)(ii)(B). For avoidance of doubt, the foregoing provision shall in no event reduce the duration of the Optional Redemption Period.

(iii)

Optional Redemption Date. If, following an Optional Redemption Event, an Initiating Holder exercises the Optional Redemption Right in accordance with this Section 6(e), the date of redemption of the Series B Preferred Stock (the “Optional Redemption Date”) shall be the date that is thirty (30) days after the delivery of the Optional Redemption Notice by the Initiating Holder to the Corporation; provided, however, that, in the event of any Parity Optional Redemption Exercise occurring prior to the delivery of the Optional Redemption Notice by the Initiating Holder to the Corporation, if the Initiating Holder shall have delivered the Optional Redemption Notice no later than ten (10) days following delivery by the Corporation of the notice described in Section 6(e)(ii)(B) in respect of the earliest such Parity Optional

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Redemption Exercise, then the Optional Redemption Date shall be accelerated (but not deferred) to be the same as the date of redemption of the Parity Stock to which such Parity Optional Redemption Exercise relates; provided further, that, subject to the foregoing proviso, the Corporation, by written notice to the Initiating Holder, may in its sole discretion elect to accelerate (but not to defer) the Optional Redemption Date to coincide with the redemption date relating to any Parity Optional Redemption Exercise.

(f)    Redemption Payment. For each share of Series B Preferred Stock which is to be redeemed pursuant to this Section 6, the Corporation shall be obligated on the applicable Redemption Date therefor or, if such Redemption Date is not a Business Day, on the first Business Day thereafter, to pay to the holder thereof in full (upon surrender by such holder at the Corporation’s principal office of the certificate representing such share of Series B Preferred Stock, to the extent the shares of Series B Preferred Stock are certificated) an amount in cash or immediately available funds equal to the Redemption Price calculated as of such Redemption Date; provided, however, that in the event of a redemption pursuant to Section 6(c) where the Optional Redemption Date occurs prior to the second anniversary of the Original Issue Date (or, if the Mandatory Redemption Date has been extended pursuant to Section 6(b) hereof, then where the Optional Redemption Date occurs prior to such extended date), then notwithstanding such earlier occurrence, the Redemption Price shall be calculated as of the second anniversary of the Original Issue Date (or, as of such extended date pursuant to Section 6(b) hereof, as applicable), as if the Optional Redemption Date occurred on such second anniversary date (or, on such extended date pursuant to Section 6(b) hereof, as applicable). Upon payment in full of the Redemption Price in accordance with this Section 6(f), such shares of Series B Preferred Stock shall be deemed to be no longer issued and outstanding. Any shares of Series B Preferred Stock that are required to be redeemed pursuant to this Section 6 and in respect of which the Corporation fails to satisfy its obligation to pay the Redemption Price in full in accordance with this Section 6(f), shall remain issued and outstanding and be deemed to be Unredeemed Shares. Such Unredeemed Shares shall continue to accrue preferred cumulative dividends in accordance with the terms hereof up to and excluding the date on which the Corporation satisfies its obligation to pay in full the Redemption Price (re-calculated as of such date) plus all additional accrued preferred cumulative dividends due thereon as of such date. For any shares of Series B Preferred Stock which are to be redeemed pursuant to this Section 6 the holder of which fails to timely deliver in writing to the Corporation valid wire transfer instructions and such other information, if any, as may be reasonably necessary for the Corporation to pay the redemption proceeds thereon to such holder, then in the event that (A) on the applicable Redemption Date for such shares the Corporation has set apart in trust all of the funds necessary for the redemption of such shares for the benefit of such holder and (B) irrevocable instructions have been given by the Corporation to the trustee of such trust to pay in full all of the redemption proceeds in respect of such shares, then the Corporation shall be deemed to have satisfied its obligations to pay the Redemption Price of such shares in accordance with this Section 6(f).

(g)    Insufficient Redemption Proceeds. In the event that, in connection with any redemption obligation pursuant to this Section 6, on any Redemption Date the Corporation is unable to satisfy in full (i) its obligations with respect to all shares of Series B Preferred Stock required to be redeemed pursuant to this Section 6 on such Redemption Date, and (ii) the corresponding redemption obligations with respect to all shares of other classes or series of Parity Stock required to be redeemed on such Redemption Date pursuant to the terms thereof, then, in each such case, on such Redemption Date the Corporation shall redeem only such number of shares of Series B Preferred Stock and such number of shares of other classes or series of Parity Stock that legally may be redeemed on such date, to the fullest extent permitted by law, pro rata (as nearly as practical without creating fractional shares), calculated based on all payments of the Redemption Price required to be made by the Corporation on the Series B Preferred Stock to be redeemed on such Redemption Date pursuant to this Section 6 and the corresponding redemption proceeds payable on all shares of other classes or series of Parity Stock required to be redeemed on such Redemption Date pursuant to the terms thereof. Thereafter, as soon as the Corporation is legally permitted to do so under applicable law, the Corporation shall redeem the Unredeemed Shares and the remaining unredeemed shares of such other classes or series of Parity Stock required to be redeemed, to the fullest extent permitted by law, pro rata (as nearly as practical without creating any fractional shares), calculated as set forth in the immediately

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preceding sentence, until the Corporation satisfies in full its redemption obligations with respect to all such Unredeemed Shares and such remaining shares of Parity Stock required to be redeemed.

(h)    Restrictions Applicable after a Failure to Redeem. Without limitation to the rights of the holders of Series B Preferred Stock under Section 8(c), if and for so long as there are Unredeemed Shares outstanding, and during any period from the applicable Redemption Date of such Unredeemed Shares until the date on which the Corporation satisfies its obligations to pay in full the Redemption Price (re-calculated as of such date) plus all additional accrued preferred cumulative dividends thereon as of such date, the Corporation shall not take any of the following actions unless the corresponding restriction is waived by the holder (or holders) of a majority of the then outstanding Unredeemed Shares:

(i)	declare or pay distributions on Junior Stock (except to the extent necessary for the Corporation to maintain its qualification as a REIT under the Code) or on Parity Stock;

(ii)	redeem any outstanding Junior Stock;

(iii)	redeem any outstanding Parity Stock, except as set forth in the last sentence of Section 6(g);

(iv)	effect any Qualified Contribution Transaction; or

(v)	acquire any real property asset or assets except (A) in connection with a then existing buy-sell arrangement, so long as the buy-sell arrangement was triggered by a party other than the Corporation or (B) to satisfy then existing contractual obligations of the Corporation.

(i)    All shares of the Series B Preferred Stock redeemed pursuant to this Section 6 or otherwise repurchased or acquired by the Corporation shall be retired and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class, and, except as provided in the last sentence of Section 6(f), all rights of the holders of such shares hereunder shall be deemed to have automatically terminated and be without any further force and effect from and after the date of such redemption.

(j)    Subject to the restrictions set forth in Section 4(c) and Section 6(h), and subject to the Corporation’s compliance with the applicable provisions of this Section 6, the Corporation shall be permitted to redeem any outstanding Parity Stock pursuant to a Parity Optional Redemption Right.

Section 7.        Special Redemption by the Corporation.

(a)    The Corporation shall have the right (“Special Redemption Right”), at any time, upon written notice (the “Special Redemption Notice”) to the holders of record of shares of the Series B Preferred Stock (at their respective addresses as they appear on the share transfer records of the Corporation) not less than 30 days prior to a date (which date (i) may be contingent upon certain events as specified in Section 7(f) and (ii) shall be the same as the redemption date for each class or series of Parity Stock, if any, of which shares are then outstanding and are to be redeemed pursuant to any Parity Special Redemption Right) specified in such Special Redemption Notice (the “Special Redemption Date”), to redeem all (but not less than all) of the shares of the Series B Preferred Stock then outstanding for cash in an amount per share equal to the Redemption Price calculated as of the Special Redemption Date; provided, however, that in the event that the Special Redemption Date occurs prior to the second anniversary of the Original Issue Date (or, if the Mandatory Redemption Date has been extended pursuant to Section 6(b) hereof, then where the Special Redemption Date occurs prior to such extended date), then notwithstanding such earlier occurrence, the Redemption Price shall be calculated as of the second anniversary of the Original Issue Date (or, as of such extended date pursuant to Section 6(b) hereof, as applicable), as if the Special Redemption Date occurred on such second anniversary date (or, as of such extended date pursuant to Section 6(b) hereof, as applicable) (“Special Redemption Proceeds”); provided further, that, as a condition to the redemption of the shares of Series A Preferred Stock pursuant to this Section 7, on or before the Special Redemption Date, the Corporation shall cause, with respect to each class or series of Parity Stock of which any shares are then outstanding and are not to be redeemed on such date, full cumulative dividends on all such shares for all past Dividend Periods to have been declared and shall cause (A) such dividends to have been paid in full in cash or (B) a sum sufficient for the payment thereof in full in cash to have been set apart for such payment.

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The Special Redemption Proceeds shall be paid in full to the holders of Series B Preferred Stock in cash or in immediately available funds on the Special Redemption Date. No inadvertent failure to give the Special Redemption Notice or any defect thereto shall affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock.

(b)    In addition to any information required by law, the Special Redemption Notice shall state: (i) that the shares of Series B Preferred Stock are being redeemed pursuant to the Special Redemption Right; (ii) the amount of the Special Redemption Proceeds, including the calculation thereof; (iii) the place or places where the certificates representing shares of Series B Preferred Stock to be redeemed, to the extent the shares of Series B Preferred Stock are certificated, are to be surrendered (if so required in the Special Redemption Notice) for payment of the Special Redemption Proceeds; and (iv) that dividends on the shares of Series B Preferred Stock to be redeemed will cease to accumulate on the Special Redemption Date.

(c)    Notwithstanding anything to the contrary contained herein, no shares of Series B Preferred Stock (and no shares of other classes or series of Parity Stock required to be redeemed on the Special Redemption Date pursuant to the terms thereof) shall be redeemed pursuant to the Special Redemption Right (and, in the case of shares of other classes or series of Parity Stock required to be redeemed on the Special Redemption Date, pursuant to the terms thereof) unless all of the Special Redemption Proceeds are paid in full with respect to all of the shares of Series B Preferred Stock to be redeemed on the Special Redemption Date (and the redemption proceeds due on all shares of such other classes or series of Parity Stock required to be redeemed on the Special Redemption Date pursuant to the terms thereof are paid in full), including full cumulative dividends payable on all such shares shall have been or contemporaneously are authorized, declared and paid in cash or declared and a sum sufficient for the payment thereof in cash set apart for payment for all past Dividend Periods and for the then current Dividend Period up to and excluding the Special Redemption Date.

(d)    If the Corporation shall so require and the notice shall so state, on or after the Special Redemption Date, each holder of shares of Series B Preferred Stock to be redeemed shall present and surrender the certificates representing such holder’s shares of Series B Preferred Stock, to the extent such shares are certificated, to the Corporation at the place designated in the Special Redemption Notice and thereupon the Special Redemption Proceeds of such shares (including all accrued and unpaid dividends to, but not including, the Special Redemption Date) shall be paid to or on the order of the person whose name appears on such certificate representing shares of Series B Preferred Stock as the owner thereof and each surrendered certificate shall be cancelled.

(e)    For any shares of Series B Preferred Stock which are to be redeemed pursuant to this Section 7 the holder of which fails to timely deliver in writing to the Corporation valid wire transfer instructions and such other information, if any, as may be reasonably necessary for the Corporation to pay the redemption proceeds thereon to such holder, then in the event that (A) on the applicable Redemption Date for such shares the Corporation has set apart in trust all of the funds necessary for the redemption of such shares for the benefit of such holder and (B) irrevocable instructions have been given by the Corporation to the trustee of such trust to pay in full all of the redemption proceeds in respect of such shares, then the Corporation shall be deemed to have satisfied its obligations to pay the Redemption Price of such shares in accordance with this Section 7.

(f)    The Corporation shall be obligated to exercise the Special Redemption Right to the extent necessary to cause the redemption on or prior to the IPO of all (but not less than all) of the shares of the Series B Preferred Stock then outstanding. In connection with any contemplated IPO, the Corporation shall have the right to make the effectiveness of its Special Redemption Notice contingent upon the consummation of the IPO, in which event the Special Redemption Date shall be the date that the IPO is consummated, if at all. Neither the foregoing obligation of the Corporation to exercise the Special Redemption Right nor any exercise of the Special Redemption Right shall alter or affect the Corporation’s right to abandon any contemplated IPO, and any such conditional exercise shall be null and void upon such abandonment. If the IPO shall not have been consummated within ninety (90) days after delivery of the conditional Special Redemption Notice relating thereto, such conditional Special Redemption Notice shall

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thereupon be null and void; provided, however, that nothing herein shall relieve the Corporation from its obligation to again exercise the Special Redemption Right pursuant to the first sentence of this Section 7(f).

(g)    If, pursuant to the terms of any other class or series of Parity Stock, the Corporation exercises the special redemption right set forth therein corresponding to the Special Redemption Right set forth herein (such right a “Parity Special Redemption Right” and such exercise a “Parity Special Redemption Exercise”), and the Corporation shall not have exercised the Special Redemption Right herein, then substantially concurrently with such Parity Special Redemption Exercise, the Corporation shall deliver to the holders of record of Series B Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records a notice of such Parity Special Redemption Exercise. Such notice (a “Parity Special Redemption Notice”) shall: (i) state the fact of such Parity Special Redemption Exercise; (ii) include a copy of the exercise notice relating to such Parity Special Redemption Exercise; (iii) include substantially the same information that would be required to be included in a Special Redemption Notice hereunder; (iv) state that, as a result of such Parity Special Redemption Exercise, the Initiating Holder may demand that the Corporation exercise the Special Redemption Right herein; and (v) state the procedure set forth below which the Initiating Holder must follow in order to validly make such demand. No failure to give any Parity Special Redemption Notice or any defect thereto or in the mailing thereof shall affect the rights of the Initiating Holder to demand the redemption of Series B Preferred Stock in accordance with this Section 7(g). The Corporation shall be obligated to exercise the Special Redemption Right if the Initiating Holder, not later than fifteen (15) days following delivery by the Corporation of a Parity Special Redemption Notice, delivers written notice to the Corporation demanding such exercise. Upon delivery of such demand notice by the Initiating Holder, (I) the Corporation shall be deemed for all purposes to have exercised the Special Redemption Right concurrently with such Parity Special Redemption Exercise, notwithstanding any failure of the Corporation to deliver the Special Redemption Notice, and (II) the Corporation shall be deemed to have satisfied its obligation to deliver the Special Redemption Notice by its delivery of the Parity Special Redemption Notice. If the Initiating Holder elects not to demand such exercise by the Corporation, then, as a condition to the redemption of the shares of any class or series of Parity Stock pursuant to any such Parity Special Redemption Exercise, on or before the redemption date therefor, the Corporation shall cause full cumulative dividends on the Series B Preferred Stock for all past Dividend Periods to have been declared and shall cause (A) such dividends to have been paid in full in cash or (B) a sum sufficient for the payment thereof in full in cash to have been set apart for such payment.

(h)    All shares of the Series B Preferred Stock redeemed or repurchased pursuant to this Section 7 shall be retired and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class, and, except as provided in Section 7(e), all rights of the holders of such shares hereunder shall be deemed to have automatically terminated and be without any further force and effect from and after the date of such redemption.

(i)    Subject to the restrictions set forth in Section 4(c) and Section 6(h), and subject to the Corporation’s compliance with the applicable provisions of this Section 7, the Corporation shall be permitted to redeem any outstanding Parity Stock pursuant to a Parity Special Redemption Right.

Section 8.        Voting Rights.

(a)    Voting with Common Stock. Except as provided by law or as set forth below in this Section 8, holders of Series B Preferred Stock shall vote together as a single class with the holders of Common Stock and any other class of Parity Stock with like voting rights. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting to the extent permitted by the Charter and by-laws of the Corporation), each holder of outstanding shares of Series B Preferred Stock shall be entitled to cast the number of votes equal to the quotient, rounded down to the nearest whole number of votes, obtained by dividing (i) the aggregate Liquidation Preference of the shares of Series B Preferred Stock held by such holder as of the record date for determining stockholders entitled to vote on such matter by (ii) the Book Value Per Share.

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(b)    Voting as Separate Class. On any matter in which the Series B Preferred Stock may vote as a separate class (as expressly provided herein or as otherwise required by applicable law), each outstanding share of Series B Preferred Stock shall be entitled to one vote.

(c)    Protective Provisions. Notwithstanding anything herein to the contrary, so long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not:

(i)	authorize, create or issue, or increase the number of authorized or issued shares of, any class or series of Senior Stock or Parity Stock, or reclassify any authorized shares of Capital Stock into Senior Stock or Parity Stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any Senior Stock or Parity Stock; provided, however, that the Corporation shall be entitled to issue pursuant to the Securities Purchase Agreement and the February Securities Purchase Agreement, up to an aggregate total of 5,000,000 shares of Series A Preferred Stock and 1,000,000 shares of Series B Preferred Stock; and provided, further, however, that, in connection with the Andros Transaction, the Corporation shall be entitled to authorize, create and issue to one or more of ELRH and its Affiliates up to such number of shares of Series C Preferred Stock (but, in any event, not in excess of 600,000 shares having a liquidation preference per share of $10.00, for an aggregate liquidation preference thereof not in excess of $6,000,000) as the Board of Directors shall determine to be necessary for consummation of the Andros Transaction, it being acknowledged that such issuance of shares of Series C Preferred Stock is subject to the rights of the ROFO Holders (as defined in the Securities Purchase Agreement) under the pre-emptive right provisions of Section 9.9 of the Securities Purchase Agreement and therefore that such shares may be issued to one or more of such ROFO Holders and their respective Affiliates pursuant thereto;

(ii)	amend, alter or repeal any provisions of the terms of the Series B Preferred Stock as set forth in ~~these Articles Supplementary~~this Exhibit B (the “Series B Preferred Terms”), whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, including without limitation authorizing or issuing more than 1,000,000 shares of Series B Preferred Stock in the aggregate;

(iii)	amend, alter or repeal the provisions of the Charter or the by-laws of the Corporation, whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock;

(iv)	amend, alter or repeal any provisions of the terms of the Series A Preferred Stock, the Series C Preferred Stock or any other class or series of Parity Stock as set forth in the ~~articles supplementary~~Charter with respect thereto (including providing any rights or privileges to the Series A Preferred Stock, the Series C Preferred Stock or any Parity Stock that are not also afforded to the Series B Preferred Stock), whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, unless such change (or the equivalent thereof as applied to the Series B Preferred Stock): (x) is also made, on a concurrent basis, to the Series B Preferred Terms in accordance with the applicable provisions of ~~these Articles Supplementary~~this Exhibit B, or (y) if made to the Series B Preferred Terms, would adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock; provided that prior to effecting any such change in reliance on this Section 8(c)(iv)(y), the Corporation (A) no later than 10 Business Days before the effecting any such change, shall have provided a reasonable description of the particulars of the change together with a draft of the proposed amendment to the holders of all Series B Preferred Stock, and (B) if requested by the holders of all Series B Preferred Stock after receipt of such notice, the Corporation has effected a similar change to the Series B Preferred Terms, on a concurrent basis;

(v)	incur or permit any Component Entity to incur, or enter into any agreement, contract, commitment or other obligation to incur, any Indebtedness (including, without limitation, any

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Indebtedness to refinance then existing Indebtedness), whether with respect to any Property or otherwise (excluding for purposes of this Section 8(c)(v) any Indebtedness with respect to any Future Property and any Permitted Additional Unsecured Debt), except in accordance with each of the following conditions:

(A)	the aggregate Indebtedness of the Corporation and all Component Entities (excluding any Indebtedness with respect to any Future Property and any Permitted Additional Unsecured Debt) at no time shall exceed the amount of such aggregate Indebtedness (measured in dollars) as of the Original Issue Date as set forth in the applicable schedule attached to the Securities Purchase Agreement; and

(B)	the aggregate Indebtedness of the Corporation and all Component Entities with respect to any one Existing Property or any one Planned Contributed Property at no time shall exceed the greater of (x) the amount of such aggregate Indebtedness (measured in dollars) with respect to such Property as of the Original Issue Date and (y) 70% of the value of such Property, in each case, as set forth in the applicable schedule attached to the Securities Purchase Agreement;

(vi)	incur or permit any Component Entity to incur, or enter into any agreement, contract, commitment or other obligation to incur, Indebtedness (including, without limitation, any Indebtedness to refinance then existing Indebtedness) with respect to any Future Property (including without limitation any such Future Property acquired pursuant to a Qualified Contribution Transaction), except to the extent such Indebtedness does not exceed 60% (or such greater percentage, up to 70%, as the Board of Directors may approve) of the purchase price (including closing costs and expenses) of such Future Property;

(vii)	repay or prepay any principal on any Permitted Additional Unsecured Debt, or permit any Component Entity to do the same;

(viii)	declare or pay distributions on Junior Stock or Parity Stock in violation of Section 4(c) hereof;

(ix)	redeem or purchase any outstanding Junior Stock (except by conversion into or exchange for other shares of any class or series of Junior Stock which rank junior to the Series B Preferred Stock and Parity Stock as to dividends, upon liquidation, dissolution or winding up of the affairs of the Corporation and as to redemption);

(x)	redeem, purchase or otherwise acquire any outstanding Parity Stock, except in accordance with Section 6 or Section 7 hereof; and

(xi)	take any action indirectly, whether through the Operating Partnership, any other Component Entity or otherwise, which, if taken directly by the Corporation, would be prohibited by this Section 8(c).

Section 9.        Waiver.  Any of the rights, powers, preferences and other terms of the Series B Preferred Stock set forth herein, including without limitation the provisions of Section 8(c), may be waived on behalf of all holders of Series B Preferred Stock by the affirmative vote or consent in writing of the holder (or holders) of a majority of the issued and outstanding shares of Series B Preferred Stock (voting as a single class).

Section 10.        Record Holders.  The Corporation may deem and treat the record holder of any Series B Preferred Stock as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

Section 11.        No Sinking Fund.  No sinking fund has been established for the retirement or redemption of Series B Preferred Stock.

Section 12.        Exclusion of Other Rights.  The Series B Preferred Stock shall not have any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption other than those expressly set forth in the Charter, including the Series B Preferred Terms.

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Section 13.        Headings of Subdivisions.  The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

Section 14.        Severability of Provisions.  If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series B Preferred Stock set forth in the Charter, including the Series B Preferred Terms, are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series B Preferred Stock set forth in the Charter which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series B Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

Section 15.        No Preemptive Rights.  Nothing in ~~these Articles Supplementary~~this Exhibit B shall entitle the holders of Series B Preferred Stock to any preemptive rights to subscribe for or acquire any unissued shares of stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of stock of the Corporation.

~~SECOND: The Series B Preferred Stock has been classified and designated by the Board of Directors under the authority contained in the Charter.~~

~~THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.~~

~~FOURTH: The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.~~

~~[SIGNATURE PAGE FOLLOWS]~~

~~IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this             day of             , 2012.~~

~~APARTMENT TRUST OF AMERICA, INC.~~

~~by~~

~~Name: Stanley J. Olander, Jr.~~
~~Title: Chief Executive Officer~~

~~ATTEST:~~	~~by~~

~~Name: Gustav G. Remppies~~
~~Title: Secretary~~

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APPENDIX B

COMPENSATION COMMITTEE CHARTER

LANDMARK APARTMENT TRUST OF AMERICA, INC.

This Compensation Committee Charter has been adopted by the Board of Directors (the “Board”) of Landmark Apartment Trust of America, Inc. (the “Company”).

Purpose

The purpose of the Compensation Committee (the “Committee”) is to discharge the Board’s responsibilities relating to the establishment, administration and oversight of the Company’s policies, programs and procedures for the annual and long-term compensation of the Company’s executive officers. The Committee shall also administer the Company’s employee benefit plans, including its incentive compensation and equity-based plans.

Committee Membership

The Committee shall be composed of at least three directors, who shall be independent directors meeting the independence standards under the Company’s charter, the corporate governance requirements of the New York Stock Exchange and applicable rules of the Securities and Exchange Commission (“SEC”), including any enhanced independence standards applicable to members of compensation committees, and any other legal or regulatory requirements. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The members of the Committee shall be appointed by the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board shall designate one member of the Committee as its Chairperson. Any vacancy on the Committee shall be filled by a vote of the majority of the directors present at a meeting of the Board at which a quorum is present. The Board may remove any member from the Committee at any time with or without cause. No member of the Committee shall be removed except by a vote of the majority of directors present at a meeting of the Board at which a quorum is present.

Committee Authority and Responsibilities

1.	In consultation with the executive officers, periodically review and, where necessary, make changes to, the Company’s compensation philosophy.

2.	The Committee shall annually review and approve corporate goals and objectives relevant to the compensation of the Company’s executive officers, evaluate the performance of the executive officers in light of those goals and objectives, and set the compensation levels of the executive officers based on this evaluation. In determining the long term compensation incentive component of executive officers, the Committee will consider the Company’s performance and relative stockholder return, the value of similar incentive awards to the executive officers at comparable companies, and the awards given to the executive officers in past years. In evaluating and determining the compensation of the Company’s executive officers, the Committee shall consider the results of the most recent stockholder advisory vote on executive compensation required by Section 14A of the Exchange Act.

3.	The Committee shall annually review and approve the compensation structure for the Company’s executive officers including salary, bonus and incentive compensation, as well as any special or supplemental benefits. The Committee shall also periodically review the executive officers’ equity ownership interests in the Company and its subsidiaries in order to confirm compliance with the Company’s stock ownership guidelines, if any shall be established by the Committee.

4.	The Committee shall review director compensation for service on the Board and Board committees at least annually and recommend any changes to the Board. The Committee shall also monitor and periodically review, and if appropriate, recommend to the Board revisions to applicable stock ownership guidelines for members of the Board, if any.

5.	The Committee shall review and make recommendations to the Board with respect to incentive-compensation plans and equity-based plans. The Committee shall be the designated committee to administer the Company’s (or its subsidiary’s) stock incentive plans, with all the powers delegated to the administrator under such plans, including, without limitation, making grants, allocations and awards under such plans, and determining the attainment of any goals established under such plans. In evaluating and determining the compensation of the Company’s executive officers, the Committee shall consider the results of the most recent stockholder advisory vote on executive compensation required by Section 14A of the Exchange Act.

6.	The Committee shall periodically review the Company’s compensation and employee benefit plans and, where appropriate, suggest modifications to those plans, and shall review any proposed new employee benefit plans or amendments to existing benefit plans.

7.	The Committee shall make recommendations to the Board regarding all equity based plans and other compensation arrangements which require approval by the Company’s stockholders.

8.	In making its decisions affecting executive compensation policies and practices, the Committee shall consider the results of voting on advisory proposals submitted to stockholders relating to executive compensation.

9.	The Committee shall oversee the process for identifying and addressing any material risks relating to the Company’s compensation policies and practices for all employees. The Committee shall consider the extent, if any, to which risks arising from the Company’s compensation policies and practices are reasonably likely to have any material adverse effects. The Committee shall also consider the extent, if any, to which incentive compensation programs encourage unnecessary or excessive risk taking or illegal or improper behavior by employees.

10.	The Committee shall approve and authorize the Company to enter into any employment agreements, severance arrangements, change in control agreements or provisions, or other compensation-related agreements, in each case as, when and if appropriate, with executive officers of the Company.

11.	The Committee shall approve and periodically assess the effectiveness of any policies, plans or agreements concerning the recoupment of incentive compensation, or “clawback policies.”

12.	The Committee shall meet prior to the filing of the Company’s annual proxy statement or annual report on Form 10-K for the purpose of reviewing and discussing with management the Compensation Discussion and Analysis (“CD&A”) prepared by management and, if appropriate, recommending the inclusion of the CD&A in the Company’s annual proxy statement or annual report on Form 10-K.

13.	The Committee shall prepare the compensation committee report in accordance with the rules and regulations of the SEC for inclusion in the Company’s annual proxy statement or annual report on Form 10-K.

14.	The Committee shall periodically review and approve the Company’s existing policies on perquisites and the value of perquisites for executive officers and directors. No changes in the Company’s policies or perquisites for executive officers or directors shall be made without prior Committee approval.

15.

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and may retain, at the Company’s expense, such independent counsel or other advisers it deems necessary or appropriate, including compensation consultants to advise the Committee with respect to amounts or forms of executive and director compensation. The Committee shall have the sole authority to retain or terminate a compensation consultant to assist the Committee in carrying out its responsibilities, including sole authority to approve the consultant’s fees and other retention terms, such fees to be borne by the Company.

16.	When selecting a consultant or other advisor, the Committee shall consider the consultant’s or advisor’s independence in accordance with applicable SEC rules, including any other services the consultant or other advisor is providing to the Company.

17.	The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittee such power and authority as the Committee deems appropriate; provided however, that no subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standards to be exercised by the Committee as a whole.

18.	The Committee shall report its actions and any recommendations to the Board after each Committee meeting and shall conduct an annual performance evaluation of the Committee. In conducting this review, the Committee shall evaluate whether this charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

Meetings

The Committee shall meet in person, or by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, at least annually or more frequently as the circumstances dictate. The Chairperson of the Committee or at least two of the members of the Committee may call a special meeting of the Committee. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee may request any directors, officers or employees of the Company or the Company’s outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee. However, the executive officers shall not be present at meetings at which their compensation or performance is discussed or determined.

Following each of its meetings, the Committee shall deliver a report, which may be oral, on the meeting to the Board, including a description of all actions taken by the Committee at the meeting. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

August 9, 2012

APPENDIX C

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

LANDMARK APARTMENT TRUST OF AMERICA, INC.

This Nominating and Corporate Governance Committee Charter has been adopted by the Board of Directors (the “Board”) of Landmark Apartment Trust of America, Inc. (the “Company”).

Purpose

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) is to (1) address the broad range of issues surrounding the composition and operation of the Board, (2) develop and recommend to the Board the governance guidelines or principles applicable to the Company and the Board, (3) lead the Board in its annual review of the Board’s performance and (4) identify and recommend to the Board individuals qualified to serve as directors of the Company and on committees of the Board.

Committee Membership

The Committee shall be composed of at least three directors. The members of the Committee shall meet the independence requirements under the Company’s charter, the New York Stock Exchange (“NYSE”) and any other legal and regulatory requirements.

The members of the Committee shall be appointed by the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board shall designate one member of the Committee as its Chairperson. Any vacancy on the Committee shall be filled by a vote of the majority of the directors present at a meeting of the Board at which a quorum is present. The Board may remove any member from the Committee at any time with or without cause. No member of the Committee shall be removed except by a vote of the majority of directors present at a meeting of the Board at which a quorum is present.

Committee Authority and Responsibilities

1.	Develop and recommend to the Board a set of corporate governance guidelines or principles as applicable to the Company;

2.	Review and reassess the adequacies of such guidelines or principles annually and recommend to the Board any changes deemed appropriate;

3.	Develop policies on the size, composition and criteria applicable to the Board and its members;

4.	Make recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders;

5.	Make recommendations on the frequency and structure of meetings of the Board;

6.	Assist and generally advise the Board on corporate governance matters;

7.	Perform any other duties and functions assigned to the Committee as set forth in the governance guidelines or principles;

8.	Identify, recruit and, if appropriate, interview candidates to fill new or vacant positions on the Board, including persons suggested by stockholders or others;

9.

In accordance with the Company’s governance guidelines or principles, prescribe appropriate qualifications for independent members of the Board based upon the composition of the current Board and any other knowledge, experience, skills, expertise or characteristics of prospective board members so as to enhance the Board’s ability to manage and direct the affairs of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or the NYSE;

10.	Review the suitability for continued service as a director of each member of the Board when his or her term expires and when he or she has a significant change in status, including but not limited to an employment change, and to recommend whether or not the director should be re-nominated;

11.	Review and consider whether the service on another board by an independent member of the Board will adversely impact their ability to remain “independent” under applicable independence standards or will otherwise impair their ability to serve the Company;

12.	Make recommendations to the Board regarding the size and composition of each standing committee of the Board, including identification of individuals qualified to serve as members of a committee, including the Committee;

13.	If a vacancy occurs on the Board and/or any committee of the Board, including the Committee, to identify and make recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by stockholders or appointment by the Board;

14.	Monitor the functioning of the Board and committees of the Board and make recommendations for any changes, including the creation and elimination of committees;

15.	Retain and terminate any search firm to be used to indentify director candidates and approve the search firm’s fees and other retention terms, such fees to be borne by the Company;

16.	Form subcommittees for any purpose that the Committee deems appropriate and delegate to such subcommittee such power and authority as the Committee deems appropriate; provided however, that no subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standards to be exercised by the Committee as a whole;

17.	Obtain advice and assistance from internal or external legal, accounting or other advisors, and approve the fees and other terms and conditions associated with the retaining of any such external advisors, such fees to be borne by the Company;

18.	Evaluate and resolve potential conflicts of interest in accordance with the Company’s policies and all applicable laws, regulations and listing standards;

19.	Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval; and

20.	Report its actions and any recommendations to the Board after each Committee meeting and conduct an annual performance evaluation of the Committee. In conducting this review, the Committee shall evaluate whether this charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

Meetings

The Committee shall meet in person, or by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, at least annually or more frequently as the circumstances dictate. The Chairperson of the Committee or at least two of the members of the Committee may call a special meeting of the Committee. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee may request any directors, officers or employees of the Company or the Company’s outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

Following each of its meetings, the Committee shall deliver a report, which may be oral, on the meeting to the Board, including a description of all actions taken by the Committee at the meeting. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

August 9, 2012

PO BOX 55046 BOSTON, MA 02205-5046
Your Vote is Important!
Vote by Internet
Please go to the electronic voting site at www.eproxy.com/lata. Follow the on-line instructions. If you vote by Internet, you do not have to return your proxy card.
Vote by Phone
Please call us toll free at 1-866-977-7699 and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.
Vote by Mail or Fax
Mark, date and sign this proxy card and mail promptly in the postage-paid envelope or fax your vote to 1-781-633-4036.

If Voting by Mail Remember to sign and date the form below. Please ensure the address to the right shows through the window of the enclosed postage-paid return envelope.
PROXY TABULATOR
PO BOX 55046
BOSTON, MA 02205-9836

LANDMARK APARTMENT TRUST OF AMERICA, INC.

ANNUAL MEETING OF STOCKHOLDERS

JUNE 5, 2013

INVESTOR PROXY CARD

Solicited by the Board of Directors

The undersigned stockholder of Landmark Apartment Trust of America, Inc., a Maryland corporation, hereby appoints Stanley J. Olander, Jr. and Gustav G. Remppies, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2013 Annual Meeting of Stockholders of Landmark Apartment Trust of America, Inc. to be held on June 5, 2013 at 10 a.m. local time, at the company’s offices located at 4901 Dickens Road, Suite 101, Richmond, Virginia 23230, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present, and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the Board of Directors of Landmark Apartment Trust of America, Inc. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2013 Annual Meeting of Stockholders, including matters incident to its conduct or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies.

All votes by Internet or telephone must be received no later than 11:59 p.m., Eastern Daylight Time, on June 4, 2013 to be included in the voting results, and all votes by mail or fax must be received no later than 10:00 a.m., Eastern Daylight Time, on June 5, 2013 to be included in the voting results.

When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Owner signature here	Date

Co-Owner signature here	Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 5, 2013.

The proxy statement and annual report to stockholders are available at www.eproxy.com/lata.

You may obtain directions to attend the 2013 Annual Meeting of Stockholders of

Landmark Apartment Trust of America, Inc. by calling 1-804-237-1335

PLEASE AUTHORIZE YOUR PROXY TODAY!

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES NAMED IN PROPOSAL 3, “FOR” THE ADVISORY VOTE TO APPROVE THE PURSUIT OF A POTENTIAL LISTING ON A FOREIGN SECURITIES EXCHANGE, AND “FOR” THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S CHARTER.

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

Proposal 3.	For the election of the nine nominees named below to serve as directors until the Annual Meeting of Stockholders of Landmark Apartment Trust of America, Inc. to be held in the year 2014 and until his or her successor is duly elected and qualifies.		☐	☐	☐
To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) in the box below
01.	Joseph G. Lubeck	02. Stanley J. Olander, Jr. 03. Andrea R. Biller
04.	Glenn W. Bunting, Jr.	05. Robert A. S. Douglas 06. Ronald D. Gaither
07.	Robert A. Gary, IV	08. Edward Kobel 09. Michael Salkind

			FOR	AGAINST	ABSTAIN

Proposal 2.	To approve, on a non-binding advisory basis, our pursuit of a potential Listing on a foreign securities exchange.		☐	☐	☐

			FOR	AGAINST	ABSTAIN

Proposal 1.	The approval of an amendment and restatement of our charter.		☐	☐	☐

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